As filed with the Securities and Exchange Commission on
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January 28, 2014
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Registration No. 33-51017
811-07121

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-1A
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	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
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	Pre-Effective Amendment No.	/ /
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	Post-Effective Amendment No. 28	/ X /
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	and/or	----
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	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
	ACT OF 1940	----
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	Amendment No. 29	/ X /
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	(Check appropriate box or boxes)	----
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PUTNAM ASSET ALLOCATION FUNDS
(Exact name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code
(617) 292-1000
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It is proposed that this filing will become effective
(check appropriate box)
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/ /	immediately upon filing pursuant to paragraph (b)
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----
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/ X /	on January 30, 2014 pursuant to paragraph (b)
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----
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/ /	60 days after filing pursuant to paragraph (a)(1)
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/ /	on (date) pursuant to paragraph (a)(1)
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/ /	75 days after filing pursuant to paragraph (a)(2)
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/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
----
/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.

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ROBERT T. BURNS, Vice President
PUTNAM ASSET ALLOCATION FUNDS
One Post Office Square
Boston, Massachusetts 02109
(Name and address of agent for service)
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Copy to:
JOHN W. GERSTMAYR, Esquire
ROPES & GRAY LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
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

# Putnam Dynamic Asset Allocation Funds

## Prospectus

1 | 30 | 14

| | |
|---|---|
| Fund summaries | 2 |
| What are each fund's main investment strategies and related risks? | 18 |
| Who oversees and manages the funds? | 25 |
| How do the funds price their shares? | 27 |
| How do I buy fund shares? | 28 |
| How do I sell or exchange fund shares? | 36 |
| Policy on excessive short-term trading | 39 |
| Distribution plans and payments to dealers | 41 |
| Fund distributions and taxes | 44 |
| Financial highlights | 45 |

**Investment Category: Asset Allocation**

**This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.**

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

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Fund summaries

Putnam Dynamic Asset Allocation Growth Fund

Goal

Putnam Dynamic Asset Allocation Growth Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 28 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	0.65%*
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.60%	0.25%	0.25%	1.10%
Class B	0.60%	1.00%	0.25%	1.85%
Class C	0.60%	1.00%	0.25%	1.85%
Class M	0.60%	0.75%	0.25%	1.60%
Class R	0.60%	0.50%	0.25%	1.35%
Class R5	0.60%	N/A	0.23%	0.83%
Class R6	0.60%	N/A	0.13%	0.73%
Class Y	0.60%	N/A	0.25%	0.85%


2        Prospectus

          *  Applies only to certain redemptions of shares bought with no initial sales charge.

          **  This charge is phased out over six years.

          ***  This charge is eliminated after one year.

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

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$681	$905	$1,146	$1,838
Class B	$688	$882	$1,201	$1,973
Class B (no redemption)	$188	$582	$1,001	$1,973
Class C	$288	$582	$1,001	$2,169
Class C (no redemption)	$188	$582	$1,001	$2,169
Class M	$507	$837	$1,190	$2,184
Class R	$137	$428	$739	$1,624
Class R5	$85	$265	$460	$1,025
Class R6	$75	$233	$406	$906
Class Y	$87	$271	$471	$1,049


Portfolio turnover


The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 111%.


Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Prospectus        3

Class	Strategic Allocation	Range
Equity	80%	65-95%
Fixed Income	20%	5-35%


We invest mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.


Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets among asset classes may hurt performance. The value of stocks and bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. The value of bond investments is also affected by changing market perceptions of the risk of default. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.


4        Prospectus

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.


Annual total returns for class A shares before sales charges

Prospectus        5

Average annual total returns after sales charges
(for periods ending 12/31/13)

Share class	1 year	5 years	10 years
Class A before taxes	17.65%	15.67%	6.71%
Class A after taxes on distributions	17.20%	15.00%	6.21%
Class A after taxes on distributions and sale of fund shares	10.24%	12.45%	5.28%
Class B before taxes	18.96%	16.00%	6.72%
Class C before taxes	22.96%	16.19%	6.56%
Class M before taxes	19.94%	15.67%	6.44%
Class R before taxes	24.61%	16.76%	7.06%
Class R5 before taxes*	25.18%	17.35%	7.60%
Class R6 before taxes*	25.36%	17.39%	7.62%
Class Y before taxes	25.13%	17.34%	7.60%
Russell 3000 Index (no deduction for fees, expenses or taxes)	33.55%	18.71%	7.88%
Putnam Growth Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI Indices)	22.85%	15.71%	7.75%


          *  Performance for class R5 and class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares, and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

The Putnam Growth Blended Benchmark is an unmanaged index administered by Putnam Management, 60% of which is the Russell 3000 Index, 15% of which is the MSCI EAFE Index (ND), 15% of which is the Barclays U.S. Aggregate Bond Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI Emerging Markets Index (GD).

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.


Class B share performance reflects conversion to class A shares after eight years.


Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers


James Fetch, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

Robert Kea, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2002


Joshua Kutin, Portfolio Manager, portfolio manager of the fund since 2011

6        Prospectus


Robert Schoen, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2002

Jason Vaillancourt, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008


For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about all funds beginning on page 17.

Putnam Dynamic Asset Allocation Balanced Fund

Goal

Putnam Dynamic Asset Allocation Balanced Fund seeks total return. Total return is composed of capital appreciation and income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 28 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	0.65%*
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Prospectus        7

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.53%	0.25%	0.25%	1.03%
Class B	0.53%	1.00%	0.25%	1.78%
Class C	0.53%	1.00%	0.25%	1.78%
Class M	0.53%	0.75%	0.25%	1.53%
Class R	0.53%	0.50%	0.25%	1.28%
Class R5	0.53%	N/A	0.23%	0.76%
Class R6	0.53%	N/A	0.13%	0.66%
Class Y	0.53%	N/A	0.25%	0.78%


          *  Applies only to certain redemptions of shares bought with no initial sales charge.

          **  This charge is phased out over six years.

          ***  This charge is eliminated after one year.



Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$674	$884	$1,111	$1,762
Class B	$681	$860	$1,164	$1,897
Class B (no redemption)	$181	$560	$964	$1,897
Class C	$281	$560	$964	$2,095
Class C (no redemption)	$181	$560	$964	$2,095
Class M	$500	$816	$1,155	$2,110
Class R	$130	$406	$702	$1,545
Class R5	$78	$243	$422	$942
Class R6	$67	$211	$368	$822
Class Y	$80	$249	$433	$966


Portfolio turnover


The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not

8        Prospectus

reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 190%.


Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range
Equity	60%	45-75%
Fixed Income	40%	25-55%


We invest mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.


Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets among asset classes may hurt performance. The value of stocks and bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond

Prospectus        9

investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. The value of bond investments is also affected by changing market perceptions of the risk of default. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.


The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

10        Prospectus


Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/13)

Share class	1 year	5 years	10 years
Class A before taxes	12.15%	14.49%	5.79%
Class A after taxes on distributions	11.67%	13.45%	5.04%
Class A after taxes on distributions and sale of fund shares	7.07%	11.26%	4.38%
Class B before taxes	13.08%	14.78%	5.80%
Class C before taxes	17.12%	15.00%	5.62%
Class M before taxes	14.24%	14.45%	5.51%
Class R before taxes	18.73%	15.56%	6.13%
Class R5 before taxes*	19.21%	16.16%	6.68%
Class R6 before taxes*	19.40%	16.20%	6.71%
Class Y before taxes	19.24%	16.16%	6.69%
Russell 3000 Index (no deduction for fees, expenses or taxes)	33.55%	18.71%	7.88%
Putnam Balanced Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI Index)	17.80%	13.35%	6.99%


          *  Performance for class R5 and class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares, and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

The Putnam Balanced Blended Benchmark is an unmanaged index administered by Putnam Management, 50% of which is the Russell 3000 Index, 35% of which is the Barclays U.S. Aggregate Bond Index, 10% of which is the MSCI EAFE Index (ND) and 5% of which is the JPMorgan Developed High Yield Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.


Class B share performance reflects conversion to class A shares after eight years.


Prospectus        11

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers


James Fetch, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

Robert Kea, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2002


Joshua Kutin, Portfolio Manager, portfolio manager of the fund since 2011


Robert Schoen, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2002

Jason Vaillancourt, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008


For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about all funds beginning on page 17.

Putnam Dynamic Asset Allocation Conservative Fund

Goal

Putnam Dynamic Asset Allocation Conservative Fund seeks total return consistent with preservation of capital. Total return is composed of capital appreciation and income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 28 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

12        Prospectus

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	0.65%*
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.53%	0.25%	0.27%	1.05%
Class B	0.53%	1.00%	0.27%	1.80%
Class C	0.53%	1.00%	0.27%	1.80%
Class M	0.53%	0.75%	0.27%	1.55%
Class R	0.53%	0.50%	0.27%	1.30%
Class R5	0.53%	N/A	0.22%	0.75%
Class R6	0.53%	N/A	0.15%	0.68%
Class Y	0.53%	N/A	0.27%	0.80%


          *  Applies only to certain redemptions of shares bought with no initial sales charge.

          **  This charge is phased out over six years.

          ***  This charge is eliminated after one year.



Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Prospectus        13

Share class	1 year	3 years	5 years	10 years
Class A	$676	$890	$1,121	$1,784
Class B	$683	$866	$1,175	$1,919
Class B (no redemption)	$183	$566	$975	$1,919
Class C	$283	$566	$975	$2,116
Class C (no redemption)	$183	$566	$975	$2,116
Class M	$502	$822	$1,165	$2,131
Class R	$132	$412	$713	$1,568
Class R5	$77	$240	$417	$930
Class R6	$69	$218	$379	$847
Class Y	$82	$255	$444	$990


Portfolio turnover


The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 305%.


Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range
Equity	30%	15-45%
Fixed Income	70%	55-85%


We invest mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We also invest, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial

14        Prospectus

strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.


Risks

It is important to understand that you can lose money by investing in the fund.

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Our allocation of assets among asset classes may hurt performance. The value of stocks and bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. The value of bond investments is also affected by changing market perceptions of the risk of default. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

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The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/13)

Share class	1 year	5 years	10 years
Class A before taxes	3.13%	10.81%	4.54%
Class A after taxes on distributions	2.56%	9.72%	3.54%
Class A after taxes on distributions and sale of fund shares	1.92%	8.19%	3.22%
Class B before taxes	3.67%	11.10%	4.55%
Class C before taxes	7.61%	11.30%	4.40%
Class M before taxes	5.04%	10.79%	4.26%
Class R before taxes	9.15%	11.99%	5.10%
Class R5 before taxes*	9.85%	12.50%	5.49%
Class R6 before taxes*	9.89%	12.51%	5.49%
Class Y before taxes	9.76%	12.47%	5.48%
Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	–2.02%	4.44%	4.55%
Putnam Conservative Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI Index)	7.77%	9.33%	6.00%

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          *  Performance for class R5 and class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares, and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

16        Prospectus

The Putnam Conservative Blended Benchmark is an unmanaged index administered by Putnam Management, 65% of which is the Barclays U.S. Aggregate Bond Index, 25% of which is the Russell 3000 Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI EAFE Index (ND).

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

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Class B share performance reflects conversion to class A shares after eight years.

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Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

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James Fetch, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

Robert Kea, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2002

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Joshua Kutin, Portfolio Manager, portfolio manager of the fund since 2011

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Robert Schoen, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2002

Jason Vaillancourt, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

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For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about all funds beginning on page 17.

Important additional information about all funds

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

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You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

What are each fund’s main investment strategies and related risks?

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summaries, we pursue each fund’s goal by adjusting portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal.

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There are four funds in the Putnam Global Asset Allocation suite. The three funds offered by this prospectus pursue their goals by making strategic allocations to equity and fixed income asset classes, and by adjusting these allocations dynamically within certain specified ranges as market conditions change. The other fund (Putnam Dynamic Risk Allocation Fund, which is not offered by this prospectus) has the flexibility to make allocations to a broader range of asset classes without regard to any fixed or targeted ranges, and also seeks to adjust its exposure to asset classes, typically using leverage, in order to balance its exposure to the types of risks associated with particular asset classes.

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EQUITY INVESTMENTS

  Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

  Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

  Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

  Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse

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developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

FIXED INCOME INVESTMENTS

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  Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of a fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore a fund might not benefit from any increase in value as a result of declining interest rates.

  Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of each fund’s total assets (but not more than a fund’s maximum fixed-income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or that are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of Conservative Fund’s total assets in debt investments rated lower than BB or its equivalent. We may invest up to 5% of a fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below-investment-grade in quality and may be considered speculative. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than

20        Prospectus

higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving a fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase a fund’s operating expenses and decrease its net asset value.

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Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

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Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

  Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed

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securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

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BOTH ASSET CLASSES

  Foreign investments. Each fund may invest in the securities of foreign companies, but the Growth Fund invests a greater portion of its assets in foreign securities than the other two funds. Foreign investments involve certain special risks, including:
  Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.
  Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of restrictions on the exchange or export of foreign currency, and tax increases.
  Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.
  Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

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  Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

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  Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.
  Sovereign issuers: The willingness and ability of issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

22        Prospectus

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The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. Emerging markets countries may have less developed markets and legal and regulatory systems and may be susceptible to greater political and economic instability than developed markets. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets countries may be more volatile and less liquid than most U.S. investments. For these and other reasons, investments in emerging markets are often considered speculative.

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Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

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  Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease a fund’s exposure to long- or short-term interest rates (in the United States or abroad) or to a particular currency or group of currencies. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. In addition, derivatives positions that offset each other may be netted together for purposes of our policy on strategic allocation between stocks and bonds.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide a fund with investment exposure greater than the value of a fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to a fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The values of derivatives

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may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the risks of derivatives, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

  Other investments. In addition to the main investment strategies described above, a fund may make other types of investments, such as investments in preferred stocks, convertible securities, bank loans and hybrid and structured bonds and notes (including debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index). A fund may also loan its portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risk in the SAI.
  Alternative strategies. At times we may judge that market conditions make pursuing a fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may take temporarily defensive positions that are mainly designed to limit losses, such as investing some or all of a fund’s assets in cash and cash equivalents. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent a fund from achieving its goal.

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  Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.
  Portfolio turnover rate. A fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time a fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

24        Prospectus

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  Portfolio holdings. The SAI includes a description of each fund’s policies with respect to the disclosure of its holdings. For more specific information on a fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

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Who oversees and manages the funds?

The funds’ Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

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The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates and by the funds’ auditors.

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Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The funds’ investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business.

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The basis for the Trustees’ approval of each fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in each fund’s annual report to shareholders dated September 30, 2013.

Each fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to each fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding fund assets that are invested in other Putnam funds), and generally declines as the aggregate net assets increase.

The Growth Fund, Balanced Fund and Conservative Fund paid Putnam Management management fees (after applicable waivers) of 0.60%, 0.53% and 0.53%, respectively, of average net assets for each fund’s last fiscal year.

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Putnam Management’s address is One Post Office Square, Boston, MA 02109.

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Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the fund) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average net asset value of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Putnam Management and PIL have retained their affiliate The Putnam Advisory Company, LLC (PAC) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. Putnam Management or PIL, as applicable (and not the funds), will pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net asset value of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.

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Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

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  Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of each fund’s portfolio.
Portfolio managers	Joined fund	Employer	Positions over past five years
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James Fetch	2008	Putnam Management 1994 – Present	Co–Head of Global Asset Allocation Previously, Portfolio Manager
Robert Kea	2002	Putnam Management 1989 – Present	Co–Head of Global Asset Allocation Previously, Portfolio Manager
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Joshua Kutin	2011	Putnam Management 1998 – Present	Portfolio Manager Previously, Analyst
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Robert Schoen	2002	Putnam Management 1997 – Present	Co–Head of Global Asset Allocation Previously, Portfolio Manager
Jason Vaillancourt	2008	Putnam Management 1999 – Present	Co–Head of Global Asset Allocation Previously, Portfolio Manager

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The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the funds.

How do the funds price their shares?

The price of a fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the funds’ Trustees or dealers selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally

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recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

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Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, each fund has adopted fair value pricing procedures, which, among other things, require a fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. If events materially affecting the values of a fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using a fund’s fair value pricing procedures may differ from recent market prices for the investment.

Each fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

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How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

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You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

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If you participate in an employer-sponsored retirement plan that offers any of the funds, please consult your employer for information on how to purchase shares of these funds through the plan, including any restrictions or limitations that may apply.

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Mutual funds must obtain and verify information that identifies investors opening new accounts. If the funds are unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, a fund reserves the right to close your account.

Also, each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

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  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.

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  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

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Which class of shares is best for me?

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This prospectus offers you four classes of fund shares: A, B, C and M. Employer-sponsored retirement plans may also choose class R, R5 or R6 shares, and certain investors described below may also choose class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summaries — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

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  How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.
  How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000.
  Total expenses associated with each share class. As shown in the section entitled Fund summaries — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

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Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 5.75%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

Class B shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of up to 5.00% if shares are sold within six years of purchase
  Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees
  Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase
  Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees
  No conversion to class A shares, so future 12b-1 fees do not decline over time

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  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

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Class M shares

  Initial sales charge of up to 3.50%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge (except that a deferred sales charge of 0.65% may be imposed on certain redemptions of shares bought without an initial sales charge)
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  No conversion to class A shares, so future 12b-1 fees do not decline over time

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  Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available only to employer-sponsored retirement plans)

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  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  No conversion to class A shares, so future 12b-1 fees do not decline over time.

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Class R5 shares (available only to employer-sponsored retirement plans)

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  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees and lower investor servicing fees
  Lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees

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  Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees

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Class R6 shares (available only to employer-sponsored retirement plans)

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  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees and lower investor servicing fees

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  Lower annual expenses, and higher dividends, than class R5 or Y shares because of lower investor servicing fees

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Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

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  employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

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  bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;
  corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;
  college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
  other Putnam funds and Putnam investment products;
  investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;
  clients of a financial representative who are charged a fee for consulting or similar services;
  corporations, endowments and foundations that have entered into an arrangement with Putnam;
  fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds;

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  investment companies (whether registered or private), both affiliated and unaffiliated with Putnam; and

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  current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household), current and retired directors of Putnam Investments, LLC, and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam or the fund’s Board of Trustees, the member’s class Y shares

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convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors and by the Board of Trustees in its discretion for Trustees.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge

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  Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees.
  Higher annual expenses, and lower dividends, than class R5 or R6 shares because of higher investor servicing fees.

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Initial sales charges for class A and M shares

	Class A sales charge as a percentage of*:		Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**	Net amount invested	Offering price**
Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
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1,000,000 and above	NONE	NONE	N/A***	N/A***

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          *  Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

          **  Offering price includes sales charge.

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          ***  The funds will not accept purchase orders for class M shares (other than by employer-sponsored benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

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Reducing your class A or class M sales charge

The funds offer two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A or class M shares of a fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and

34        Prospectus

minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the funds will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A fund or your financial representative

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may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Investment Choices, then Mutual Funds, and then Pricing policies, and in the SAI.

  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

36        Prospectus

  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
  Selling or exchanging shares directly with the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.
  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

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Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%

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A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $1 million or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

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Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

  Payment information. A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks.
  Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but

38        Prospectus

the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing each fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in each fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase each fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

Because each fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of a fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

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Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in a fund’s shares, which will reduce a fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt and securities of smaller companies may be less liquid than higher-rated debt or securities of larger companies, respectively, each fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if a fund holds other types of less liquid securities.

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  Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

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  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in each fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or a fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If a fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently

40        Prospectus

bar the investor or intermediary from investing in the fund or other Putnam funds. A fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.

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  Limitations on the funds’ policies. There is no guarantee that a fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with each fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The funds are generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, each fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

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Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the tables of annual fund operating expenses in the section Fund summaries — Fees and expenses.

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Prospectus        41

Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

  Distribution and service (12b-1) plans. Each fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class R5, class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

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  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summaries — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under Fund summaries — Fees and expenses.

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The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

42        Prospectus

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

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You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2013 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The funds’ transfer agent may also make payments to certain dealers in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

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Fund distributions and taxes

The Growth Fund, Balanced Fund and Conservative Fund normally distribute any net investment income annually, quarterly and monthly, respectively, and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund.

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For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long you have owned (or are deemed to have owned) your shares. Distributions that the funds properly report to you as gains from investments that the funds owned for more than one year are generally treated as long-term capital gains includible in and taxed at the rates applicable to your net capital gain. Distributions of gains from investments that the funds owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions that the fund properly reports to you as “qualified dividend income” are taxable at the rate applicable to your net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of a fund or other Putnam funds.

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Distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

44        Prospectus

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

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A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

A fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, a fund’s investment in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.


A fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

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The financial highlights tables are intended to help you understand each fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. The auditor’s and each fund’s financial statements are included in each fund’s annual report to shareholders, which is available upon request.

Prospectus        45

Financial highlights (For a common share outstanding throughout the period)

Dynamic Asset Allocation Fund: Growth

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class A
September 30, 2013	$13.47	.20	2.09	2.29	(.16)	—	(.16)	—	—	$15.60	17.17	$1,215,701	1.09	1.38	111
September 30, 2012	10.79	.19	2.53	2.72	(.04)	—	(.04)	—	—	13.47	25.24	1,111,789	1.13	1.51	120
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	—	(.45)	—	— [e,f]	10.79	(4.52)	1,004,060	1.14	1.53	98
September 30, 2010	11.03	.20	.98	1.18	(.49)	—	(.49)	— [e]	— [e,g]	11.72	10.98	1,160,684	1.20	1.79	116
September 30, 2009	11.30	.19	(.07)	.12	(.39)	—	(.39)	— [e]	— [e,h]	11.03	2.31	1,127,303	1.22 [i,j]	2.09 [i]	130
Class B
September 30, 2013	$13.19	.09	2.05	2.14	(.05)	—	(.05)	—	—	$15.28	16.28	$118,464	1.84	.63	111
September 30, 2012	10.60	.09	2.50	2.59	—	—	—	—	—	13.19	24.43	126,620	1.88	.76	120
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	—	(.35)	—	— [e,f]	10.60	(5.27)	130,730	1.89	.77	98
September 30, 2010	10.85	.11	.97	1.08	(.41)	—	(.41)	— [e]	— [e,g]	11.52	10.18	175,341	1.95	1.03	116
September 30, 2009	11.05	.12	(.04)	.08	(.28)	—	(.28)	— [e]	— [e,h]	10.85	1.64	201,795	1.97 [i,j]	1.34 [i]	130
Class C
September 30, 2013	$12.91	.09	2.00	2.09	(.06)	—	(.06)	—	—	$14.94	16.28	$144,081	1.84	.62	111
September 30, 2012	10.38	.09	2.44	2.53	—	—	—	—	—	12.91	24.37	127,912	1.88	.77	120
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	—	(.36)	—	— [e,f]	10.38	(5.22)	115,474	1.89	.78	98
September 30, 2010	10.66	.11	.93	1.04	(.41)	—	(.41)	— [e]	— [e,g]	11.29	10.05	134,498	1.95	1.04	116
September 30, 2009	10.87	.12	(.04)	.08	(.29)	—	(.29)	— [e]	— [e,h]	10.66	1.63	134,572	1.97 [i,j]	1.34 [i]	130
Class M
September 30, 2013	$13.21	.12	2.06	2.18	(.09)	—	(.09)	—	—	$15.30	16.59	$27,200	1.59	.88	111
September 30, 2012	10.59	.12	2.50	2.62	—	—	—	—	—	13.21	24.74	25,303	1.63	1.01	120
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	—	(.39)	—	— [e,f]	10.59	(5.07)	23,402	1.64	1.03	98
September 30, 2010	10.86	.14	.96	1.10	(.44)	—	(.44)	— [e]	— [e,g]	11.52	10.41	29,272	1.70	1.28	116
September 30, 2009	11.09	.14	(.05)	.09	(.32)	—	(.32)	— [e]	— [e,h]	10.86	1.84	29,912	1.72 [i,j]	1.58 [i]	130
Class R
September 30, 2013	$13.24	.16	2.06	2.22	(.13)	—	(.13)	—	—	$15.33	16.89	$16,026	1.34	1.13	111
September 30, 2012	10.60	.15	2.50	2.65	(.01)	—	(.01)	—	—	13.24	25.00	15,265	1.38	1.26	120
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	—	(.43)	—	— [e,f]	10.60	(4.79)	13,215	1.39	1.29	98
September 30, 2010	10.88	.17	.95	1.12	(.47)	—	(.47)	— [e]	— [e,g]	11.53	10.60	13,669	1.45	1.54	116
September 30, 2009	11.16	.17	(.08)	.09	(.37)	—	(.37)	— [e]	— [e,h]	10.88	1.97	10,844	1.47 [i,j]	1.85 [i]	130
Class R5
September 30, 2013	$13.58	.23	2.12	2.35	(.17)	—	(.17)	—	—	$15.76	17.50	$64.82		1.52	111
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	—	13.58	6.26*	11	.21*	.43*	120
Class R6
September 30, 2013	$13.58	.25	2.12	2.37	(.18)	—	(.18)	—	—	$15.77	17.62	$24,534.72		1.62	111
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	—	13.58	6.26*	11	.18*	.45*	120
Class Y
September 30, 2013	$13.58	.24	2.10	2.34	(.19)	—	(.19)	—	—	$15.73	17.47	$125,570.84		1.65	111
September 30, 2012	10.88	.22	2.55	2.77	(.07)	—	(.07)	—	—	13.58	25.58	170,199.88		1.76	120
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	—	(.48)	—	— [e,f]	10.88	(4.33)	147,682.89		1.79	98
September 30, 2010	11.12	.23	.98	1.21	(.51)	—	(.51)	— [e]	— [e,g]	11.82	11.24	164,457.95		2.02	116
September 30, 2009	11.42	.22	(.09)	.13	(.43)	—	(.43)	— [e]	— [e,h]	11.12	2.43	240,911	.97 [i,j]	2.41 [i]	130


See notes to financial highlights at the end of this section.

46 Prospectus	Prospectus 47

Financial highlights (Continued)

  *  Not annualized.

  †  For the period July 3, 2012 (commencement of operations) to September 30, 2012.

  a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  c  Includes amounts paid through expense offset and brokerage/service arrangements.


  d  Portfolio turnover excludes TBA purchase and sale transactions.


  e  Amount represents less than $0.01 per share.

  f  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

  g  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

  h  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.


  i  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.07% of average net assets as of September 30, 2009.


  j   Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009.

48        Prospectus

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Prospectus        49


Financial highlights (For a common share outstanding throughout the period)

Dynamic Asset Allocation Fund: Balanced Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class A
September 30, 2013	$11.89	.21	1.28	1.49	(.19)	(.19)	—	—	$13.19	12.62	$969,273	1.02	1.71	190
September 30, 2012	9.99	.20	1.89	2.09	(.19)	(.19)	—	—	11.89	21.06	899,121	1.06	1.76	182
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	(.41)	—	— [e]	9.99	(.92)	843,218	1.06	1.91	158
September 30, 2010	9.82	.27	.94	1.21	(.56)	(.56)	— [f]	—	10.47	12.62	931,461	1.10 [g]	2.71 [g]	138
September 30, 2009	10.01	.21	.05 [h]	.26	(.45)	(.45)	— [f]	—	9.82	3.79	927,285	1.23 [g,i]	2.54 [g]	201
Class B
September 30, 2013	$11.84	.12	1.29	1.41	(.10)	(.10)	—	—	$13.15	11.90	$81,247	1.77	.96	190
September 30, 2012	9.95	.11	1.89	2.00	(.11)	(.11)	—	—	11.84	20.13	85,833	1.81	1.02	182
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	(.32)	—	— [e]	9.95	(1.71)	88,888	1.81	1.15	158
September 30, 2010	9.78	.20	.93	1.13	(.48)	(.48)	— [f]	—	10.43	11.80	114,661	1.85 [g]	1.97 [g]	138
September 30, 2009	9.96	.14	.07 [h]	.21	(.39)	(.39)	— [f]	—	9.78	3.10	131,854	1.98 [g,i]	1.76 [g]	201
Class C
September 30, 2013	$11.65	.12	1.25	1.37	(.10)	(.10)	—	—	$12.92	11.81	$114,907	1.77	.96	190
September 30, 2012	9.80	.11	1.85	1.96	(.11)	(.11)	—	—	11.65	20.07	98,192	1.81	1.01	182
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	(.33)	—	— [e]	9.80	(1.68)	91,254	1.81	1.16	158
September 30, 2010	9.65	.19	.92	1.11	(.48)	(.48)	— [f]	—	10.28	11.79	98,134	1.85 [g]	1.96 [g]	138
September 30, 2009	9.85	.15	.04 [h]	.19	(.39)	(.39)	— [f]	—	9.65	2.97	99,579	1.98 [g,i]	1.79 [g]	201
Class M
September 30, 2013	$11.87	.15	1.28	1.43	(.13)	(.13)	—	—	$13.17	12.10	$26,680	1.52	1.20	190
September 30, 2012	9.98	.14	1.89	2.03	(.14)	(.14)	—	—	11.87	20.40	21,876	1.56	1.27	182
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	(.35)	—	— [e]	9.98	(1.44)	19,151	1.56	1.41	158
September 30, 2010	9.81	.22	.93	1.15	(.50)	(.50)	— [f]	—	10.46	12.08	23,600	1.60 [g]	2.20 [g]	138
September 30, 2009	10.00	.17	.05 [h]	.22	(.41)	(.41)	— [f]	—	9.81	3.27	22,010	1.73 [g,i]	2.04 [g]	201
Class R
September 30, 2013	$11.81	.18	1.28	1.46	(.16)	(.16)	—	—	$13.11	12.42	$12,512	1.27	1.46	190
September 30, 2012	9.93	.17	1.88	2.05	(.17)	(.17)	—	—	11.81	20.70	11,821	1.31	1.52	182
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	(.38)	—	— [e]	9.93	(1.18)	10,066	1.31	1.66	158
September 30, 2010	9.77	.25	.92	1.17	(.53)	(.53)	— [f]	—	10.41	12.32	9,614	1.35 [g]	2.45 [g]	138
September 30, 2009	9.97	.19	.04 [h]	.23	(.43)	(.43)	— [f]	—	9.77	3.45	7,476	1.48 [g,i]	2.31 [g]	201
Class R5
September 30, 2013	$11.90	.25	1.29	1.54	(.23)	(.23)	—	—	$13.21	12.99	$12.75		1.98	190
September 30, 2012†	11.34	.06	.55	.61	(.05)	(.05)	—	—	11.90	5.41*	11	.19*	.47*	182
Class R6
September 30, 2013	$11.90	.25	1.30	1.55	(.24)	(.24)	—	—	$13.21	13.11	$10,947.65		1.94	190
September 30, 2012†	11.34	.06	.56	.62	(.06)	(.06)	—	—	11.90	5.44*	11	.16*	.49*	182
Class Y
September 30, 2013	$11.90	.25	1.28	1.53	(.22)	(.22)	—	—	$13.21	12.96	$115,550.77		1.98	190
September 30, 2012	10.00	.23	1.89	2.12	(.22)	(.22)	—	—	11.90	21.34	193,491.81		2.01	182
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	(.44)	—	— [e]	10.00	(.76)	171,176.81		2.16	158
September 30, 2010	9.83	.30	.94	1.24	(.58)	(.58)	— [f]	—	10.49	12.98	167,625	.85 [g]	2.99 [g]	138
September 30, 2009	10.03	.24	.03 [h]	.27	(.47)	(.47)	— [f]	—	9.83	3.96	273,251	.98 [g,i]	2.88 [g]	201

See notes to financial highlights at the end of this section.


50 Prospectus	Prospectus 51

Financial highlights (Continued)

  *  Not annualized.

  †  For the period July 3, 2012 (commencement of operations) to September 30, 2012.

  a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  c  Includes amounts paid through expense offset and/or brokerage/service arrangements.


  d  Portfolio turnover excludes TBA purchase and sale transactions.


  e  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

  f  Amount represents less than $0.01 per share.


  g  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
September 30, 2010	0.02%
September 30, 2009	0.12


  h  The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

  i  Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

52        Prospectus

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Prospectus        53


Financial highlights (For a common share outstanding throughout the period)

Dynamic Asset Allocation Fund: Conservative Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [g]
Class A
September 30, 2013	$9.88	.20	.43	.63	(.16)	(.16)	—	—	$10.35	6.46	$384,651	1.05	1.99	305
September 30, 2012	8.83	.21	1.00	1.21	(.16)	(.16)	—	—	9.88	13.76	376,279	1.07	2.21	278
September 30, 2011	9.08	.20	(.12) [j]	.08	(.33)	(.33)	—	— [e,f]	8.83	.84	352,757	1.07	2.12	288
September 30, 2010	8.60	.28	.69	.97	(.49)	(.49)	— [e]	—	9.08	11.57	376,055	1.05 [d]	3.21 [d]	196
September 30, 2009	8.35	.22	.35	.57	(.32)	(.32)	— [e]	— [e,h]	8.60	7.52	359,937	1.28 [d,i]	3.00 [d]	292
Class B
September 30, 2013	$9.81	.12	.44	.56	(.09)	(.09)	—	—	$10.28	5.72	$25,472	1.80	1.24	305
September 30, 2012	8.77	.14	.98	1.12	(.08)	(.08)	—	—	9.81	12.86	25,916	1.82	1.46	278
September 30, 2011	9.02	.13	(.11) [j]	.02	(.27)	(.27)	—	— [e,f]	8.77	.09	26,068	1.82	1.36	288
September 30, 2010	8.54	.22	.68	.90	(.42)	(.42)	— [e]	—	9.02	10.85	32,603	1.80 [d]	2.49 [d]	196
September 30, 2009	8.27	.17	.36	.53	(.26)	(.26)	— [e]	— [e,h]	8.54	7.02	37,157	2.03 [d,i]	2.24 [d]	292
Class C
September 30, 2013	$9.78	.12	.44	.56	(.09)	(.09)	—	—	$10.25	5.74	$51,129	1.80	1.24	305
September 30, 2012	8.75	.14	.98	1.12	(.09)	(.09)	—	—	9.78	12.80	48,885	1.82	1.46	278
September 30, 2011	8.99	.13	(.10) [j]	.03	(.27)	(.27)	—	— [e,f]	8.75	.22	43,703	1.82	1.38	288
September 30, 2010	8.53	.21	.67	.88	(.42)	(.42)	— [e]	—	8.99	10.62	43,589	1.80 [d]	2.45 [d]	196
September 30, 2009	8.28	.17	.34	.51	(.26)	(.26)	— [e]	— [e,h]	8.53	6.79	40,389	2.03 [d,i]	2.25 [d]	292
Class M
September 30, 2013	$9.79	.15	.43	.58	(.11)	(.11)	—	—	$10.26	5.98	$9,333	1.55	1.49	305
September 30, 2012	8.76	.16	.98	1.14	(.11)	(.11)	—	—	9.79	13.07	8,011	1.57	1.71	278
September 30, 2011	9.00	.15	(.10) [j]	.05	(.29)	(.29)	—	— [e,f]	8.76	.43	7,505	1.57	1.62	288
September 30, 2010	8.53	.24	.67	.91	(.44)	(.44)	— [e]	—	9.00	11.00	8,767	1.55 [d]	2.73 [d]	196
September 30, 2009	8.27	.19	.35	.54	(.28)	(.28)	— [e]	— [e,h]	8.53	7.18	8,859	1.78 [d,i]	2.55 [d]	292
Class R
September 30, 2013	$10.11	.18	.45	.63	(.14)	(.14)	—	—	$10.60	6.26	$4,461	1.30	1.74	305
September 30, 2012	9.03	.19	1.02	1.21	(.13)	(.13)	—	—	10.11	13.51	3,933	1.32	1.95	278
September 30, 2011	9.27	.18	(.11) [j]	.07	(.31)	(.31)	—	— [e,f]	9.03	.68	3,582	1.32	1.88	288
September 30, 2010	8.75	.26	.72	.98	(.46)	(.46)	— [e]	—	9.27	11.55	3,377	1.30 [d]	2.94 [d]	196
September 30, 2009	8.45	.21	.39	.60	(.30)	(.30)	— [e]	— [e,h]	8.75	7.74	2,594	1.53 [d,i]	2.71 [d]	292
Class R5
September 30, 2013	$9.90	.24	.44	.68	(.20)	(.20)	—	—	$10.38	6.87	$11.74		2.30	305
September 30, 2012†	9.57	.05	.33	.38	(.05)	(.05)	—	—	9.90	3.93*	10	.19*	.55*	278
Class R6
September 30, 2013	$9.90	.23	.45	.68	(.20)	(.20)	—	—	$10.38	6.94	$2,981.67		2.20	305
September 30, 2012†	9.57	.06	.32	.38	(.05)	(.05)	—	—	9.90	3.94*	10	.17*	.57*	278
Class Y
September 30, 2013	$9.90	.23	.44	.67	(.19)	(.19)	—	—	$10.38	6.80	$66,787.80		2.27	305
September 30, 2012	8.86	.23	.99	1.22	(.18)	(.18)	—	—	9.90	13.89	93,814.82		2.46	278
September 30, 2011	9.10	.21	(.09) [j]	.12	(.36)	(.36)	—	— [e,f]	8.86	1.21	80,371.82		2.26	288
September 30, 2010	8.62	.31	.68	.99	(.51)	(.51)	— [e]	—	9.10	11.85	595,429	.80 [d]	3.45 [d]	196
September 30, 2009	8.34	.25	.37	.62	(.34)	(.34)	— [e]	— [e,h]	8.62	8.17	539,433	1.03 [d,i]	3.29 [d]	292

See notes to financial highlights at the end of this section.


54 Prospectus	Prospectus 55

Financial highlights (Continued)

  *  Not annualized.

  †  For the period July 3, 2012 (commencement of operations) to September 30, 2012.

  a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  c  Includes amounts paid through expense offset and brokerage/service arrangements.


  d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
September 30, 2010	0.02%
September 30, 2009	0.05


  e  Amount represents less than $0.01 per share.

  f  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.


  g  Portfolio turnover excludes TBA purchase and sale transactions.


  h  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May 31, 2009.

  i  Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

  j  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

56        Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.



Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus        57

Putnam family of fundsa

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.


Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital
Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund
Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

George Putnam Balanced Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fundb

Short Duration Income Fund

U.S. Government Income Trust

a  As of December 30, 2013.

b  An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

c  Not available in all states.


58        Prospectus


Tax-free income

AMT-Free Municipal Fund

Intermediate-Term Municipal
Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fundb

Tax-Free High Yield Fund

State tax-free income funds:c

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey,
New York, Ohio, and Pennsylvania

Absolute Return

Absolute Return 100 Fund

Absolute Return 300 Fund

Absolute Return 500 Fund

Absolute Return 700 Fund

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset allocation

Putnam Retirement Income
Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1
Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 3

Putnam Global Asset Allocation Funds — four investment portfolios that spread your money across a
variety of stocks, bonds, and money market investments;

Dynamic Asset Allocation
Balanced Fund

Dynamic Asset Allocation
Conservative Fund

Dynamic Asset Allocation
Growth Fund

Dynamic Risk Allocation Fund

Putnam RetirementReady®

Putnam RetirementReady Funds —
investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The funds:

Putnam RetirementReady 2055 Fund

Putnam RetirementReady 2050 Fund

Putnam RetirementReady 2045 Fund

Putnam RetirementReady 2040 Fund

Putnam RetirementReady 2035 Fund

Putnam RetirementReady 2030 Fund

Putnam RetirementReady 2025 Fund

Putnam RetirementReady 2020 Fund

Putnam RetirementReady 2015 Fund


Prospectus        59

For more information about
Dynamic Putnam Asset Allocation Funds

The funds’ SAI and annual and semiannual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The funds’ annual report discusses the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the funds on the EDGAR Database on the Commission’s Web site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the funds’ file number.

Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com


File No. 811-7121 SP059 285490 1/14


FUND SYMBOLS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS
	A	B	C	M	R	R5	R6	Y
Growth Fund	PAEAX	PAEBX	PAECX	PAGMX	PASRX	PADEX	PAEEX	PAGYX
Balanced Fund	PABAX	PABBX	AABCX	PABMX	PAARX	PAADX	PAAEX	PABYX
Conservative Fund	PACAX	PACBX	PACCX	PACMX	PACRX	PACDX	PCCEX	PACYX



Putnam Dynamic Asset Allocation Growth Fund

Putnam Dynamic Asset Allocation Balanced Fund

Putnam Dynamic Asset Allocation Conservative Fund

EACH A SERIES OF PUTNAM ASSET ALLOCATION FUNDS

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)


January 30, 2014

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the funds' annual report or a prospectus dated 1/30/14, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.


Part I of this SAI contains specific information about the funds. Part II includes information about these funds and the other Putnam funds.


sai_6.pdf - 2014/01
sai_7.pdf - 2014/01
sai_8.pdf - 2014/01


I-1

Table of Contents

PART I
FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-3
CHARGES AND EXPENSES	I-6
PORTFOLIO MANAGERS	I-28
AUDITOR AND FINANCIAL STATEMENTS	I-31

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-10
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-18
TAXES	II-55
MANAGEMENT	II-69
DETERMINATION OF NET ASSET VALUE	II-87
INVESTOR SERVICES	II-89
SIGNATURE GUARANTEES	II-93
REDEMPTIONS	II-94
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-94
SHAREHOLDER LIABILITY	II-94
DISCLOSURE OF PORTFOLIO INFORMATION	II-94
PROXY VOTING GUIDELINES AND PROCEDURES	II-96
SECURITIES RATINGS	II-97
CLAIMS - PAYING ABILITY RATINGS	II-100
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-104
APPENDIX B - FINANCIAL STATEMENTS	II-121

I-2

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

The funds are diversified series of Putnam Asset Allocation Funds, a Massachusetts business trust organized on November 4, 1993 (the "Trust"). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Prior to November 30, 2011, the funds were also known as Putnam Asset Allocation: Growth Portfolio, Putnam Asset Allocation: Balanced Portfolio and Putnam Asset Allocation: Conservative Portfolio, respectively.


The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.


Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except, (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of the fund.


Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.


INVESTMENT RESTRICTIONS

I-3

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, each fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4)(a) (Conservative Fund) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the fund from purchasing or selling financial instruments representing interests in commodities (or the values of which are determined by reference to commodities), but which do not involve the delivery of physical commodities to or by the fund, or from entering into financial futures contracts, options, foreign exchange contracts and other financial transactions.

(4)(b) (Balanced Fund and Growth Fund) Purchase or sell commodities, except as permitted by applicable law.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

I-4

(8) Purchase securities if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry. (Securities of the U.S. government or its agencies or instrumentalities, or of any foreign government or its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.


For purposes of the Conservative Fund’s fundamental policy on commodities and commodities contracts (#4(a) above), at the time of the establishment of the policy, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the fund will not consider such instruments to be commodities or commodity contracts for purposes of this policy.


For purposes of the funds' fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC (Putnam Management), the funds' investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the relevant fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

I-5

(2) The fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CHARGES AND EXPENSES

Effective October 8, 2013, each fund and Putnam Management entered into an Interim Management Contract pursuant to which Putnam Management manages the fund’s investment portfolio and other affairs and business. The substantive terms of the Interim Management Contract, including terms relating to management fees payable to Putnam Management, are identical to the fund’s prior Management Contract dated January 1, 2010, except that the Interim Management Contract will terminate upon the earlier to occur of (i) approval by a majority of the fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, of a new management contract, and (ii) March 7, 2014.


The Trustees of each fund approved the Interim Management Contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Putnam Management advised the Trustees that the transfer of Mr. Desmarais’ voting control of shares of Power Corporation of Canada to The Desmarais Family Residuary Trust, which occurred following his death, may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing each of the following contracts to terminate automatically: (i) the management contract between each fund and Putnam Management, (ii) the sub-management contract between Putnam Management and Putnam Investments Limited with respect to each fund and (iii) the sub-advisory contract between Putnam Management, Putnam Investments Limited and The Putnam Advisory Company, LLC with respect to the applicable funds. To address this possibility, consistent with Rule 15a-4 under the Investment Company Act of 1940, the Trustees approved the Interim Management Contract and the continuance of the sub-management and sub-advisory contracts for a period no greater than 150 days from October 8, 2013 to avoid disruption of investment advisory and other services provided to each fund.


At an in-person meeting on November 21 and 22, 2013, the Trustees unanimously approved, and recommend to the shareholders of each fund that they approve, a new management contract between each fund and Putnam Management. Shareholders of your fund will have the opportunity to vote to approve the proposed new management

I-6

contract at a shareholder meeting to be held on February 27, 2014. The proposed new management contract is identical to your fund's current management contract, except for its effective date and initial term and for certain non-substantive changes. Further information regarding the proposed new management contract is included in a proxy statement filed with the Securities and Exchange Commission on December 20, 2013. The proxy statement will be mailed to shareholders of record beginning on or about December 23, 2013.

Management fees

Under the Interim Management Contract, each fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund's average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding fund assets that are invested in other Putnam funds) ("Total Open-End Mutual Fund Average Net Assets"), as determined at the close of each business day during the month, as set forth below:

GROWTH FUND

0.750% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.700% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.520% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.515% of any excess thereafter.

BALANCED FUND & CONSERVATIVE FUND

0.680% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.460% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.450% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.445% of any excess thereafter.


For the past three fiscal years, pursuant to the management contract, each fund incurred the following fees:

I-7

	Fiscal	Management
Fund name	year	fee paid

Growth Fund	2013	$9,791,000
	2012	$9,409,513
	2011	$10,514,076
Balanced
Fund	2013	$7,021,376
	2012	$6,843,794
	2011	$7,450,885
Conservative
Fund	2013	$3,001,267
	2012	$2,864,391
	2011	$4,920,558


Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

	Fiscal	Brokerage
Fund name	year	commissions
Growth Fund	2013	$1,232,409
	2012	$1,586,287
	2011	$1,707,533
Balanced Fund	2013	$642,044
	2012	$933,345
	2011	$933,932


I-8

Conservative Fund	2013	$187,521
	2012	$254,760
	2011	$617,947


The brokerage commissions for the Conservative Fund’s 2013 and 2012 fiscal years were lower than the brokerage commissions for the fund’s 2011 fiscal year due to fewer transactions in higher commission fixed income securities.


The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research services received by Putnam Management and its affiliates:

	Dollar value of	Percentage of
	these	total	Amount of
Fund name	transactions	transactions	commissions
Growth Fund	$1,025,767,826	9.96%	$917,841
Balanced Fund	$662,461,843	8.60%	$471,772
Conservative Fund	$215,216,944	7.20%	$142,621

At the end of fiscal 2013, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):


I-9

Fund Name	Broker-dealer or affiliates	Value of securities held
Growth Fund	UBS AG	$1,806,816
	BNP Paribas SA	$1,273,711
	Deutsche Bank AG	$1,071,903
	Credit Suisse Group AG	$1,065,106
	Goldman Sachs Group, Inc. (The)	$9,363,026
	JPMorgan Chase & Co.	$14,746,979
	Barclays PLC	$1,292,812
	Bank of America Corp.	$67,687
	Citigroup, Inc.	$14,050
Balanced Fund	JPMorgan Chase & Co.	$12,339,945
	Deutsche Bank AG	$593,048
	Barclays PLC	$879,275
	Goldman Sachs Group, Inc. (The)	$8,225,644
	Bank of America Corp.	$496,357
	Citigroup, Inc.	$621,578
	BNP Paribas SA	$1,360,190
	UBS AG	$1,146,106
Conservative Fund	Bank of America Corp.	$355,346
	Barclays PLC	$126,418
	JPMorgan Chase & Co.	$3,315,640
	Goldman Sachs Group, Inc. (The)	$3,281,011
	Deutsche Bank AG	$278,295
	Credit Suisse Group	$163,549
	UBS AG	$286,475
	Citigroup, Inc.	$186,785
	BNP Paribas SA	$456,606

Administrative expense reimbursement


The funds reimbursed Putnam Management for administrative services during fiscal 2013, including compensation of certain fund officers and contributions to the Putnam Retirement Plan for their benefit, as follows:


I-10

Fund name	Total	Portion of total reimbursement for
	reimbursement	compensation and contributions
Growth Fund	$46,148	$35,304
Balanced Fund	$37,773	$28,897
Conservative Fund	$16,411	$12,555


Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the funds and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages the funds' other affairs and business.


The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2013.

I-11

	Dollar range of	Dollar range of	Dollar range of	Aggregate dollar
	Putnam Dynamic	Putnam Dynamic	Putnam Dynamic	range of shares held
Name of Trustee	Asset Allocation	Asset Allocation	Asset Allocation	in all of the Putnam
	Growth Fund shares	Balanced Fund shares	Conservative Fund	funds overseen by
	owned	owned	shares owned	Trustee

Liaquat Ahamed	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Ravi Akhoury	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Barbara M. Baumann	$10,001-$50,000	$10,001-$50,000	$1-$10,000	over $100,000

Jameson A. Baxter	over $100,000	over $100,000	$10,001-$50,000	over $100,000

Charles B. Curtis	over $100,000	$1-$10,000	$1-$10,000	over $100,000

Robert J. Darretta	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Katinka Domotorffy	$10,001-$50,000	$1-$10,000	$1-$10,000	over $100,000

John A. Hill	over $100,000	over $100,000	over $100,000	over $100,000

Paul L. Joskow	$10,001-$50,000	over $100,000	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Robert E. Patterson	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	over $100,000

George Putnam, III	over $100,000	$50,001-$100,000	$50,001-$100,000	over $100,000

W. Thomas Stephens	$1-$10,000	over $100,000	$50,001-$100,000	over $100,000

* Robert L. Reynolds	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the funds and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the funds and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each Independent Trustee of the funds receives an annual retainer fee and an additional fee for each Trustees meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met, during your fund's most recently completed fiscal year, are shown in the table below:

I-12

Audit and Compliance Committee	11

Board Policy and Nominating Committee	6

Brokerage Committee	4

Contract Committee	9

Distributions Committee	8

Executive Committee	2

Investment Oversight Committees

Investment Oversight Committee A	8

Investment Oversight Committee B	8

Pricing Committee	7

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2013, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2013:


I-13

COMPENSATION TABLES

Putnam Dynamic Asset Allocation Growth Fund

		Pension or	Estimated
		retirement	annual benefits	Total
	Aggregate	benefits accrued	from all Putnam	compensation
	compensation	as part of fund	funds upon	from all Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)
Liaquat Ahamed/2012(3)	$6,799	N/A	N/A	$279,000
Ravi Akhoury/2009	$6,995	N/A	N/A	$273,000
Barbara M. Baumann/2010(3)	$6,995	N/A	N/A	$285,000
Jameson A. Baxter/1994(3)(5)	$9,821	$3,287	$110,500	$402,031
Charles B. Curtis/2001	$6,995	$2,024	$113,900	$285,000
Robert J. Darretta/2007(3)	$6,995	N/A	N/A	$285,000
Katinka Domotorffy/2012(3)	$7,221	N/A	N/A	$279,000
John A. Hill/1985(3)	$6,995	$5,702	$161,700	$285,000
Paul L. Joskow/1997(3)	$7,112	$2,284	$113,400	$290,000
Elizabeth T. Kennan/1992(4)	$5,853	$3,677	$108,000	$151,500
Kenneth R. Leibler/2006	$7,584	N/A	N/A	$310,000
Robert E. Patterson/1984	$7,584	$3,436	$106,500	$310,000
George Putnam, III/1984	$6,995	$3,591	$130,300	$285,000
W. Thomas Stephens/1997(6)	$6,995	$2,300	$107,100	$285,000

Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A


I-14

Putnam Dynamic Asset Allocation Balanced Fund

		Pension or	Estimated annual
		retirement	benefits from all	Total
	Aggregate	benefits accrued	Putnam funds	compensation
	compensation	as part of fund	upon	from all Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)
Liaquat Ahamed/2012(3)	$5,587	N/A	N/A	$279,000
Ravi Akhoury/2009	$5,748	N/A	N/A	$273,000
Barbara M. Baumann/2010(3)	$5,748	N/A	N/A	$285,000
Jameson A. Baxter/1994(3)(5)	$8,070	$2,706	$110,500	$402,031
Charles B. Curtis/2001	$5,748	$1,667	$113,900	$285,000
Robert J. Darretta/2007(3)	$5,748	N/A	N/A	$285,000
Katinka Domotorffy/2012(3)	$5,935	N/A	N/A	$279,000
John A. Hill/1985(3)	$5,748	$4,695	$161,700	$285,000
Paul L. Joskow/1997(3)	$5,843	$1,881	$113,400	$290,000
Elizabeth T. Kennan/1992(4)	$4,815	$3,029	$108,000	$151,500
Kenneth R. Leibler/2006	$6,232	N/A	N/A	$310,000
Robert E. Patterson/1984	$6,232	$2,830	$106,500	$310,000
George Putnam, III/1984	$5,748	$2,957	$130,300	$285,000
W. Thomas Stephens/1997(6)	$5,748	$1,894	$107,100	$285,000

Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A


Putnam Dynamic Asset Allocation Conservative Fund

I-15

		Pension or	Estimated annual
		retirement	benefits from all	Total
	Aggregate	benefits accrued	Putnam funds	compensation
	compensation	as part of fund	upon	from all Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)
Liaquat Ahamed/2012(3)	$2,410	N/A	N/A	$279,000
Ravi Akhoury/2009	$2,483	N/A	N/A	$273,000
Barbara M. Baumann/2010(3)	$2,483	N/A	N/A	$285,000
Jameson A. Baxter/1994(3)(5)	$3,483	$1,159	$110,500	$402,031
Charles B. Curtis/2001	$2,483	$714	$113,900	$285,000
Robert J. Darretta/2007(3)	$2,483	N/A	N/A	$285,000
Katinka Domotorffy/2012(3)	$2,562	N/A	N/A	$279,000
John A. Hill/1985(3)	$2,483	$2,010	$161,700	$285,000
Paul L. Joskow/1997(3)	$2,524	$805	$113,400	$290,000
Elizabeth T. Kennan/1992(4)	$2,084	$1,296	$108,000	$151,500
Kenneth R. Leibler/2006	$2,692	N/A	N/A	$310,000
Robert E. Patterson/1984	$2,692	$1,212	$106,500	$310,000
George Putnam, III/1984	$2,483	$1,266	$130,300	$285,000
W. Thomas Stephens/1997(6)	$2,483	$811	$107,100	$285,000

Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2013 there were 116 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2013, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were:

I-16

	Mr.	Ms.	Ms.	Mr.	Ms.	Mr.	Dr.
	Ahamed	Baumann	Baxter	Darretta	Domotorffy	Hill	Joskow

Growth Fund	$4,354	$5,910	$26,289	$12,342	$750	$69,962	$20,370
Balanced Fund	$4,341	$5,893	$26,210	$12,305	$748	$69,751	$20,309
Conservative Fund	$1,867	$2,534	$11,270	$5,291	$321	$29,991	$8,732

(4) Dr. Kennan retired from the Board of Trustees of the Putnam funds on June 30, 2010. Upon her retirement in 2010, Dr. Kennan became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2011. Dr. Kennan was re-appointed to the Board of Trustees of the Putnam funds effective January 1, 2012, and in connection with her re-appointment, Dr. Kennan agreed to suspend the balance of her retirement benefit payments for the duration of her service as a Trustee, which concluded with her retirement on June 30, 2013.

(5) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(6) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was reappointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Reynolds is an “interested person” of the fund and Putnam Management.


Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

I-17

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership


At December 31, 2013, the officers and Trustees of the funds as a group owned less than 1% of the outstanding shares of each class of each fund, except class Y shares of the Growth Fund of which they owned 2.26%, class Y shares of the Balanced Fund of which they owned 4.75% and class Y shares of the Conservative Fund of which they owned 3.07% and, except as noted below, no person owned of record or to the knowledge of the funds beneficially 5% or more of any class of shares of the funds.


Growth Fund

Class	Shareholder name and address	Percentage
		owned

A	National Financial Services, LLC	6.59%
	For the Exclusive Benefit of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010

A	Pershing, LLC	6.34%
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

A	Edward D Jones & Co	5.56%
	Attn: Mutual Fund Shareholder Accounting
	201 Progress Pkwy
	Maryland Hts., MO 63043-3009

B	National Financial Services, LLC	7.54%
	For the Exclusive Benefit of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010

I-18

Class	Shareholder name and address	Percentage
		owned

B	Pershing, LLC	7.52%
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

B	Wells Fargo Advisors	5.44%
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523

C	Morgan Stanley Smith Barney	9.91%
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311

C	Wells Fargo Advisors	7.88%
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523

C	Pershing, LLC	7.81%
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

C	National Financial Services, LLC	5.76%
	For the Exclusive Benefit of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010

C	MLPF&S For The Sole Benefit of Its Customers	5.75%
	Attn Fund Administration
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484

M*	DTM Companies 401(k) Plan	8.04%

M	National Financial Services, LLC	5.06%
	For the Exclusive Benefit of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010

R5	Great-West Trust Company, LLC – Putnam Deferred	97.56%
	Compensation Plans
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002

R6	Great-West Trust Company, LLC – The Putnam	99.95%
	Retirement Plan
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002

I-19

Class	Shareholder name and address	Percentage
		owned

Y	Great-West Trust Company, LLC – Putnam Deferred	17.55%
	Compensation Plans
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002

Y*	Connecticut Pipe Trades Local No. 77 Annuity Plan	10.04%

Y**	Putnam Retirement Ready 2035 Fund – Class A shares	8.23%

Y**	Putnam Retirement Ready 2030 Fund – Class A shares	7.39%

Y**	Putnam Retirement Ready 2035 Fund – Class Y shares	5.70%

Y**	Putnam Retirement Ready 2040 Fund – Class A shares	5.12%


* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.


** The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.


Balanced Fund

Class	Shareholder name and address	Percentage
		owned

A	National Financial Services, LLC	7.11%
	For the Exclusive Benefit of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010

A	Pershing, LLC	6.69%
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

A	Edward D Jones & Co	5.21%
	Attn: Mutual Fund Shareholder Accounting
	201 Progress Pkwy
	Maryland Hts., MO 63043-3009

I-20

Class	Shareholder name and address	Percentage
		owned

A	Charles Schwab & Co Inc. Clearing Account	5.05%
	For the Exclusive Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151

B	Pershing, LLC	10.54%
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

B	National Financial Services, LLC	8.76%
	For the Exclusive Benefit of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010

B	Wells Fargo Advisors	8.17%
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523

B	Charles Schwab & Co Inc. Clearing Account	7.34%
	For the Exclusive Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151

C	Pershing, LLC	8.39%
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

C	Wells Fargo Advisors	6.61%
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523

C	MLPF&S For The Sole Benefit of Its Customers	6.33%
	Attn Fund Administration
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484

C	National Financial Services, LLC	5.95%
	For the Exclusive Benefit of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010

M*	DTM Companies 401(k) Plan	13.81%

I-21

Class	Shareholder name and address	Percentage
		owned

M	DCGT Trustee & or Custodian Principal Financial	9.90%
	Group Qualified
	Attn: NPIO Trade Desk
	711 High St.
	Des Moines, IA 50392-0001

M	Pershing, LLC	5.65%
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

R	MG Trust Company Cust.	5.24%
	FBO Fibre Box Association
	700 17th St. Ste 1300
	Denver, CO 80202-3531

R5	MG Trust Company Cust.	88.12%
	FBO A M Construction
	700 17th St. Ste 1300
	Denver, CO 80202-3531

R5	Putnam LLC	11.88%
	One Post Office Square
	Boston, MA 02109

R6	Great-West Trust Company, LLC – The Putnam	99.89%
	Retirement Plan
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002

Y*	Connecticut Pipe Trades Local No. 77 Annuity	14.87%
	Plan

Y	Great-West Trust Company, LLC – Putnam	14.79%
	Deferred Compensation Plan
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002

Y**	Putnam Retirement Ready 2025 Fund – Class A	10.84%
	shares

Y**	Putnam Retirement Ready 2020 Fund – Class A	7.37%
	shares

Y**	Putnam Retirement Ready 2025 Fund – Class Y	5.04%
	shares


* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

** The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

I-22

Conservative Fund

Class	Shareholder name and address	Percentage
		owned

A*	Iron Workers Local #17 Annuity Plan	6.47%

	National Financial Services, LLC	5.62%
	For the Exclusive Benefit of our Customers
A	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010

	Pershing, LLC	5.10%
A	1 Pershing Plaza
	Jersey City, NJ 07399-0001

	Wells Fargo Advisors	18.15%
B	Special Custody Account for the Exclusive Benefit
	of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523

	National Financial Services, LLC	9.22%
B	For the Exclusive Benefit of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010

	Charles Schwab & Co Inc. Clearing Account	7.74%
B	For the Exclusive Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151

	Pershing, LLC	7.67%
B	1 Pershing Plaza
	Jersey City, NJ 07399-0001

	Pershing, LLC	9.96%
C	1 Pershing Plaza
	Jersey City, NJ 07399-0001

	Wells Fargo Advisors	8.03%
	Special Custody Account for the Exclusive Benefit
C	of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523

	MLPF&S For The Sole Benefit of Its Customers	6.20%
C	Attn Fund Administration
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484

I-23

Class	Shareholder name and address	Percentage
		owned

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
C	499 Washington Blvd.	5.00%
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010

M*	DTM Companies 401(k) Plan	10.79%

	Pershing, LLC
M	1 Pershing Plaza	9.73%
	Jersey City, NJ 07399-0001

	Mid Atlantic Trust Company
	Commonwealth Credit Union 401K Retirement
M	Savings Plan	6.98%
	1251 Waterfront Pl Ste 525
	Pittsburgh, PA 15222-4228

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
M	499 Washington Blvd.	5.44%
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010

	MLPF&S For The Sole Benefit of Its Customers
M	Attn Fund Administration	5.42%
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484

	Frontier trust Company
R	FBO Statewide Remodeling 401K Plan 08036	6.24%
	PO BOX 10758
	Fargo, ND 58106-0758

	MG Trust Company Cust.
R	FBO EOL Management Co. LLC	5.66%
	700 17th St. Ste 300
	Denver, CO 80202-3531

	MG Trust Company Cust.
R	FBO MAPP BIOPHARMACEUTICAL, INC.	5.10%
	700 17th St. Ste 300
	Denver, CO 80202-3531

	Putnam LLC
R5	One Post Office Square	100.00%
	Boston, MA 02109

	Great-West Trust Company, LLC– The Putnam
R6	Retirement Plan	99.59%
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002

I-24

Class	Shareholder name and address	Percentage
		owned

	Great-West Trust Company, LLC – Putnam
Y	Deferred Compensation Plans	39.29%
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002

Y*	Connecticut Pipe Trades Local No. 77 Annuity	10.94%
	Plan

Y**	Putnam Retirement Ready 2015 Fund – Class A	7.67%
	shares

Y**	Putnam Retirement Income Fund Lifestyle 1 –	7.34%
	Class A shares

Y**	Putnam Retirement Ready 2020 Fund – Class A	5.44%
	shares


* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.


** The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.


Distribution fees


During fiscal 2013, each fund paid the following 12b-1 fees to Putnam Retail Management:


	Class A	Class B	Class C	Class M	Class R
Growth Fund	$2,892,349	$1,212,724	$1,342,733	$196,596	$78,808
Balanced Fund	$2,301,785	$830,345	$1,036,260	$182,857	$60,278
Conservative Fund	$954,105	$255,692	$503,076	$67,527	$20,727


I-25

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

			Sales charges retained	Contingent
		Total front-	by Putnam Retail	deferred
	Fiscal	end sales	Management after	sales
Fund name	year	charges	dealer concessions	charges
Growth Fund	2013	$1,478,782	$254,008	$160
	2012	$1,194,262	$194,439	$304
	2011	$1,641,130	$271,202	$331
Balanced Fund	2013	$1,331,327	$233,138	$54
	2012	$906,640	$155,803	$119
	2011	$1,200,049	$201,089	$15
Conservative Fund	2013	$415,592	$70,966	$141
	2012	$385,526	$67,498	$38
	2011	$488,149	$92,398	$6



I-26

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred
		sales charges
Growth Fund	2013	$48,288
	2012	$98,670
	2011	$146,939
Balanced Fund	2013	$38,938
	2012	$73,902
	2011	$103,395
Conservative Fund	2013	$8,306
	2012	$20,108
	2011	$16,855



I-27

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred
		sales charges
Growth Fund	2013	$3,139
	2012	$5,491
	2011	$5,180
Balanced Fund	2013	$3,468
	2012	$4,185
	2011	$5,578
Conservative Fund	2013	$2,679
	2012	$2,449
	2011	$2,229



I-28

Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

			Sales charges retained
		Total front-	by Putnam Retail	Contingent
	Fiscal	end sales	Management after	deferred
Fund name	year	charges	dealer concessions	sales charges
Growth Fund	2013	$15,963	$2,636	$0
	2012	$13,756	$2,085	$0
	2011	$21,997	$3,561	$0
Balanced Fund	2013	$18,572	$3,427	$0
	2012	$10,215	$1,696	$0
	2011	$12,392	$1,970	$0
Conservative Fund	2013	$11,069	$2,173	$0
	2012	$4,404	$839	$0
	2011	$12,685	$2,386	$0



Investor servicing fees


During the 2013 fiscal year, each fund incurred the following fees for investor servicing provided by Putnam Investor Services, Inc.:

Growth Fund	$2,779,339
Balanced Fund	$2,316,684
Conservative Fund	$983,625


I-29

PORTFOLIO MANAGERS

Other accounts managed


The following tables show the number and approximate assets of other investment accounts (or portions of investment accounts) that the funds' portfolio managers managed as of the funds' most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.


Growth Fund

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

James Fetch	21*	$4,539,900,000	101**	$2,724,900,000	1	$200,000

Robert Kea	21*	$4,539,900,000	101**	$2,724,900,000	1	$1,100,000

Joshua Kutin	21*	$4,539,900,000	101**	$2,724,900,000	1	$1,400,000

Robert Schoen	23***	$4,572,900,000	101**	$2,724,900,000	1	$700,000

Jason Vaillancourt	21*	$4,539,900,000	101**	$2,724,900,000	1	$100,000

* 3 accounts, with total assets of $1,786,100,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $561,400,000, pays an advisory fee based on account performance.

*** 4 accounts, with total assets of $1,790,300,000, pay an advisory fee based on account performance.


Balanced Fund

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

James Fetch	21*	$4,885,600,000	101**	$2,724,900,000	1	$200,000

Robert Kea	21*	$4,885,600,000	101**	$2,724,900,000	1	$1,100,000

Joshua Kutin	21*	$4,885,600,000	101**	$2,724,900,000	1	$1,400,000

Robert Schoen	23***	$4,918,600,000	101**	$2,724,900,000	1	$700,000

Jason Vaillancourt	21*	$4,885,600,000	101**	$2,724,900,000	1	$100,000

I-30

* 3 accounts, with total assets of $1,786,100,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $561,400,000, pays an advisory fee based on account performance.

*** 4 accounts, with total assets of $1,790,300,000, pay an advisory fee based on account performance.


Conservative Fund

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

James Fetch	21*	$5,673,900,000	101**	$2,724,900,000	1	$200,000

Robert Kea	21*	$5,673,900,000	101**	$2,724,900,000	1	$1,100,000

Joshua Kutin	21*	$5,673,900,000	101**	$2,724,900,000	1	$1,400,000

Robert Schoen	23***	$5,706,800,000	101**	$2,724,900,000	1	$700,000

Jason Vaillancourt	21*	$5,673,900,000	101**	$2,724,900,000	1	$100,000

* 3 accounts, with total assets of $1,786,100,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $561,400,000, pays an advisory fee based on account performance.

*** 4 accounts, with total assets of $1,790,300,000, pay an advisory fee based on account performance.


See "Management - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.

Compensation of portfolio managers

Putnam's goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

I-31

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For the Growth Fund, the Balanced Fund and the Conservative Fund, respectively, Putnam evaluates performance based on the funds' peer rankings in the Lipper Mixed-Asset Target Allocation Growth Funds, Lipper Mixed-Asset Target Allocation Moderate Funds and the Lipper Mixed-Asset Target Allocation Conservative Funds Categories, which are based on pre-tax performance.

Ownership of securities

The dollar range of shares of the fund owned by each portfolio manager at the end of the fund's last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Fund	Portfolio managers	Dollar range of shares owned
Growth Fund	James Fetch	$100,001-$500,000
	Robert Kea	$0
	Joshua Kutin	$100,001-$500,000
	Robert Schoen	$0
	Jason Vaillancourt	$0
Balanced Fund	James Fetch	$100,001-$500,000
	Robert Kea	$500,001-$1,000,000
	Joshua Kutin	$0
	Robert Schoen	$0
	Jason Vaillancourt	$100,001-$500,000
Conservative Fund	James Fetch	$0
	Robert Kea	$0
	Joshua Kutin	$0
	Robert Schoen	$0
	Jason Vaillancourt	$0

I-32


AUDITOR AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, Massachusetts 02110, is the funds' auditor providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in each fund’s Annual Report for each fund’s most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

A Note About Your Fund's Auditor:

Prior to December 16, 2013, a non-U.S. member firm in PwC’s global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds' advisor by Putnam's parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. The investment was inconsistent with the requirements of the Securities and Exchange Commission's auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm selected new advisors not affiliated with Putnam to manage the relevant pension plans and completed the transfer of the plans’ assets to such advisors as of December 16, 2013. During the period between the acquisition noted above and the transfer of the member firm’s pension plan assets, none of the member firm’s personnel was on the PwC audit team for your fund, and none of the members of the audit team participated in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund's Board of Trustees concluded that the investment by the PwC member firm would not affect PwC's ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.


I-33

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored defined retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

The fund generally does not accept new accounts from residents of the European Union or Switzerland. The fund generally does not accept new accounts from other non-U.S. persons, provided, however, that a fund may accept investments from certain non-U.S. persons who are the spouses of U.S. military or diplomatic personnel stationed overseas. Class M shares of Putnam Diversified Income Trust, Putnam Europe Equity Fund, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust are available for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored benefit plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

January 30, 2014	II-1

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

January 30, 2014	II-2

Initial sales charges for class A and class M shares. The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding funds in the Retirement Income Lifestyle suite), Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

January 30, 2014	II-3

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**


For funds in the Retirement Income Lifestyle suite, taxable Income Funds and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Short Duration Income Fund):


	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Short-Term Municipal Income Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

January 30, 2014	II-4

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by employer-sponsored benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Purchases of class A and class T shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Tax Exempt Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. Class A shares of Putnam Short Duration Income Fund and Putnam Tax Exempt Money Market Fund and class A and class T shares of Putnam Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (and, for Putnam Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Contingent sales charges for class M shares (rollover IRAs). Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares.

January 30, 2014	II-5

Class M CDSC and dealer commission
All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding funds in the Retirement Income
Lifestyle suite), Putnam Absolute Return 500 Fund and	0.65%
Putnam Absolute Return 700 Fund:
All taxable Income funds (except Putnam Floating Rate
Income Fund and Putnam Money Market Fund) and funds in	0.40%
the Retirement Income Lifestyle suite:
Putnam Absolute Return 100 Fund, Putnam Absolute Return
300 Fund and Putnam Floating Rate Income Fund:	0.30%

Putnam Money Market Fund and Putnam Short Duration	0.15%
Income Fund

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund and Putnam Short Duration Income Fund as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund and Putnam Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund and Putnam Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.


Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date, and for Multi-Cap Value Fund, on or around the end of the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance

January 30, 2014	II-6

information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.


Sales without sales charges, contingent deferred sales charges or short-term trading fees

The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not applicable to tax-exempt funds);

(iii) clients of administrators or other service providers of employer-sponsored benefit plans which have entered into agreements with Putnam Retail Management (not applicable to tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(v) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(vi) clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee; and

(vii) college savings plans that qualify for tax-exempt treatment under section 529 of the Internal Revenue Code of 1986, as amended (the “Code”).

(viii) Shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a non-retirement plan account.

In the case of paragraph (i) and (viii) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

In addition to the categories enumerated above, in connection with settlements reached between certain firms and the Financial Industry Regulating Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of

January 30, 2014	II-7

record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Exceptions to application of short-term trading fee. In addition to the exceptions noted in the fund’s prospectus, the short-term trading fee will not apply in circumstances in which a CDSC would be waived as stated above under “Other exceptions to application of CDSC.”

Ways to Reduce Initial Sales Charges—Class A and M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

January 30, 2014	II-8

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds and Putnam Short Duration Income Fund, unless acquired as described in (b) below); and

(b) any shares of money market funds or Putnam Short Duration Income Fund acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds and Putnam Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a Simple IRA, SARSEP or SEP IRA;

January 30, 2014	II-9

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employer-sponsored benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds and Putnam Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Short Duration Income Fund acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the

January 30, 2014	II-10

sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Benefit Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored benefit plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored benefit plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

January 30, 2014	II-11

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, or, in the case of dealers of record for an employer-sponsored benefit plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Voyager Fund

January 30, 2014	II-12

Rate*	Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.10%	Putnam Short Duration Income Fund

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

January 30, 2014	II-13

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.00%	Putnam Money Market Fund
Putnam Short Duration Income Fund

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund and Putnam Short Duration Income Fund will be made beginning in the first year.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except for those listed below

0.50%	Putnam Money Market Fund
Putnam Short Duration Income Fund

January 30, 2014	II-14

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs.

Rate	Fund

0.65%	All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding funds in the Retirement
Income Lifestyle suite) currently making payments
under a class M distribution plan, and Putnam
Absolute Return 500 Fund and Putnam Absolute
Return 700 Fund.

0.40%	All Income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund, Putnam Money Market Fund,
Putnam Short-Term Municipal Income Fund and
Putnam Short Duration Income Fund) and funds in the
Retirement Income Lifestyle suite.

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund, Putnam Short-Term Municipal
Income Fund and Putnam Floating Rate Income Fund

0.15%	Putnam Money Market Fund
Putnam Short Duration Income Fund

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Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all Growth, Blend, Value, Global Sector and Asset Allocation Funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all Income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Money Market Fund and Putnam Short Duration Income Fund).

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Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).

January 30, 2014	II-15

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Money Market Fund

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

January 30, 2014	II-16

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

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The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2013:

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American Portfolios Financial Services, Inc.	MetLife Securities, Inc.

Ameriprise Financial Services, Inc.	Morgan Stanley Smith Barney LLC

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AXA Advisors, LLC	National Financial Services, LLC
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BancWest Investment Services, Inc.	National Planning Corporation

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Cadaret, Grant & Co. Inc.	M&T Securities, Inc.

CCO Investment Services Corp.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Cambridge Investment Research, Inc.	New England Securities Corporation

Cetera Advisors, LLC	NFP Securities, Inc.

Cetera Advisors Networks, LLC	Northwestern Mutual Investment Services, LLC

Cetera Financial Specialists, LLC	Oppenheimer & Co. Inc.

Cetera Investment Services, LLC	Prim Securities, Incorporated

Commonwealth Equity Services	Raymond James & Associates, Inc.

CUNA Brokerage Services, Inc.	Raymond James Financial Services, Inc.

CUSO Financial Services, L.P.	RBC Capital Markets, LLC
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First Allied Securities, Inc.	Royal Alliance Associates

FSC Securities Corporation	Sagepoint Financial, Inc.

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Great-West Life & Annuity Insurance Company	Santander Securities, LLC

HD Vest Investment Securities, Inc.	Securities America Financial Corporation, Inc.

ING Financial Partners	SII Investments

Independent Financial Group, LLC	Stifel, Nicolaus & Company, Incorporated

Investacorp, Inc.	SunTrust Investment Services, Inc.

INVEST Financial Corporation	TD Ameritrade, Inc.

Investment Centers of America, Inc.	TD Ameritrade Clearing, Inc.

Janney Montgomery Scott LLC	Triad Advisors, Inc.

J.P. Morgan Securities, LLC	Tower Square Securities, Inc.
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Lincoln Financial Advisors Corp.	U.S. Bancorp Investments, Inc.

Lincoln Financial Securities Corporation	UBS Financial Services Inc.

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Lincoln Investment Planning, Inc.	Walnut Street Securities, Inc.

LPL Financial LLC	Wells Fargo Advisors, LLC

MMC Securities Corp.	Woodbury Financial Services, Inc.

January 30, 2014	II-17

Additional dealers may receive marketing support payments in 2014 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2013 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

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Program Servicing Payments. Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates will make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

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The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2013:

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ADP Broker-Dealer, Inc.	MidAtlantic Capital Corporation

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Ascensus, Inc.	Milliman, Inc.

Benefit Plans Administrators	Morgan Stanley Smith Barney LLC

Charles Schwab & Co., Inc.	MSCS Financial Services, LLC

Charles Schwab Bank	National Financial Services LLC

City National Bank	Nationwide Investment Services Corporation

Correll Co.	Nationwide Life Insurance Company

CPI Qualified Plan Consultants, Inc.	Newport Retirement Services, Inc.

DailyAccess Corporation	NYLIFE Distributors LLC

Digital Retirement Solutions	Paychex Securities Corporation

Dyatech, LLC	Pershing LLC

ExpertPlan, Inc.	Plan Administrators, Inc.

Fidelity Investments Institutional Operations Company, Inc.	Principal Life Insurance Co.

Genworth Life and Annuity Insurance Co.	Raymond James & Associates, Inc.

Genworth Life Insurance Co of New York	Raymond James Financial Services, Inc.

Great-West Life & Annuity Insurance Company	Reliance Trust Company

GWFS Equities, Inc.	Standard Retirement Services, Inc.

Hartford Life Insurance Company	Teachers Insurance and Annuity Association of America

Hartford Securities Distribution Company, Inc.	TD Ameritrade Trust Company

Hewitt Associates LLC	The Prudential Insurance Company of America

ING Life Insurance and Annuity Company	The Vanguard Group Inc.
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ING Institutional Plan Services, LLC	Transamerica Advisors Life Insurance Company

January 30, 2014	II-18

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July Business Services	Transamerica Advisors Life Insurance Company of New York

J.P. Morgan Retirement Plan Services LLC	Trust Company of America

Lincoln Retirement Services Company, LLC	VALIC Retirement Services Company

Massachusetts Mutual Life Insurance Co.	Wells Fargo Bank, N.A.
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Mercer HR Services LLC	Wilmington Trust Retirement & Institutional Services Co.

Merrill Lynch, Pierce, Fenner & Smith, Inc.

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Additional dealers may receive program servicing payments in 2014 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2013 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

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Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Certain dealers also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. With respect to assets attributable to class A, class B, class C, class M, class R, class T, and class Y shares, these payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “MANAGEMENT – Investor Servicing Agent,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer applies to Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, Putnam Investor Services or Putnam Retail Management may, at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. Putnam Investor Services also, at its expense, may make payments to financial intermediaries for introducing to Putnam Investor Services, and/or assisting Putnam Investor Services in the

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provision of services to, certain retirement plans administered by Putnam Investor Services. Such payments to any one financial intermediary are not expected to exceed an annual rate of 0.05% of a plan’s average net assets.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and/or PAC, as appropriate.

Alternative Investment Strategies	Money Market Instruments

Bank Loans	Mortgage-backed and Asset-backed Securities

Borrowing and Other Forms of Leverage	Options on Securities

Derivatives	Preferred Stocks and Convertible Securities

Exchange-Traded Notes	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short Sales

Inflation-Protected Securities	Short-Term Trading

Initial Public Offerings (IPOs)	Special Purpose Acquisition Companies

Interfund Borrowing and Lending	Structured Investments

Inverse Floaters	Swap Agreements

Investment Ratings	Tax-exempt Securities

Legal and Regulatory Risk Relating to Investment Strategy	Warrants

Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

Alternative Investment Strategies

At times, Putnam Management may judge that market conditions may make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may take temporary defensive positions that are mainly designed to limit losses. In implementing these strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose

January 30, 2014	II-20

restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

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Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other

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client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

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Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Global Sector Fund, Putnam Money Market Liquidity Fund and Putnam Short-Term Investment Fund) participates in committed and uncommitted lines of credit with State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate.

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Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can bear on or be limited by the fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code), as discussed in “Taxes” below. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may

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take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Exchange-Traded Notes

The fund may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters

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of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

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At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a

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decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

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Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties, or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in

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desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient

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to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. This limitation may not apply where the fund purchases an option, which is to be settled in cash, to sell a TBA sale commitment. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts

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that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Putnam Diversified Income Trust is a commodity pool under the Commodity Exchange Act (the “CEA”) and Putnam Management is registered as a “commodity pool operator” under the CEA with respect to this fund. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to Putnam Diversified Income Trust and compliance with the CFTC’s regulatory requirements could increase fund expenses, adversely affecting the fund's total return.

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Each Putnam fund other than Putnam Diversified Income Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither these funds nor Putnam Management (with respect to these funds) are subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management's intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

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The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

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There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

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Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

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The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund would lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order

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granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Money Market Liquidity Fund and Putnam Short-Term Investment Fund are the only Putnam funds expected to make their uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. The fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

Investment Ratings

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The securities in which money market funds invest must be rated in one of the two highest short-term rating categories (without regard for gradations or subcategories) by one or more Nationally Recognized Statistical Rating Organizations (NRSROs) or be deemed by Putnam Management to be of comparable quality to securities having such ratings. Money market funds will rely on the two highest ratings given to a security by the NRSROs for purposes of complying with this requirement. If one or both of the two highest ratings are in the second highest short-term rating category, the security is treated as a Second Tier Security. Generally, Rule 2a-7 of the 1940 Act prohibits a money market fund from investing more than 3% of its assets in Second Tier Securities. Money market funds comply with these rating requirements at the time a security is acquired. If a security is downgraded to Second Tier after its acquisition, the money market funds may continue to hold the security even if the portfolio exceeds Rule 2a-7’s limits on Second Tier Securities. Other factors, such as substantial redemptions, may cause a money market fund’s portfolio to exceed Rule 2a-7 limits on the acquisition of securities. A money market fund may continue to hold securities in excess of these limits, even if the fund has the right to tender the security for purchase for its amortized cost value.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely

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affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of

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principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund.

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See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the

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effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time. The fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

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Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

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Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security,

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the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

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If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

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Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may require the fund to accrue and distribute income not yet received or may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes or may require the fund to accrue and distribute income not yet received. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund's cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum

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of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

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Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of

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the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

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Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A total return swap may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the

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agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

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In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master

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escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

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Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types

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of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. If it appeared that the availability of Tax-exempt Securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit

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risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain. Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company may also elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange,

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or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

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The fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, provided it is not treated as a “personal holding company” for federal income tax purposes, the fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of the fund as a distribution of investment company taxable income and net capital gain on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of the distribution policy.

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Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.

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Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in and taxed at the reduced rates applicable to a shareholder’s net capital gain. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

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Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. The fund generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)) For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest

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dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will report those dividends each year in a written statement furnished to shareholders. In general, if the amount of the fund’s distributions reported as exempt-interest dividends during a taxable year exceeds the net exempt interest received by the fund during that year, the amount of the distributions qualifying as tax-exempt will be scaled back. A non-calendar-year fund will be permitted in certain circumstances to elect to “frontload” the amounts so qualifying by allocating exempt income it received during a taxable year to distributions made on or before December 31 of such taxable year; otherwise, the amount so qualifying will be scaled back in proportion to distributions. The excess amount will generally be treated as a return of capital. The percentage of a shareholder’s income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the fund’s income that was tax-exempt during the period covered by the distribution.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund or those losses

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reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds. In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If at the close of each quarter of the tax year at least 50% of the fund’s total assets consists of interests in underlying funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund were eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

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Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s

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basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

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Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or

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gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. If the fund invests in equity securities of real estate investment trusts qualifying as such under Subchapter M (“REITs”), such investments may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The fund’s investment in REIT equity securities may at other times result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in the fall of 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal

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income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in the fall of 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

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Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

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Dividends and distributions on the fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be

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distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having acquisition discount (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such securities.

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Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bond funds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

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Higher-Risk Securities. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in

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default. Investments in debt obligations that are at risk of or in default, present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize, when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

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Capital loss carryforward. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset long-term capital gains. The fund must use any post 2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in this Part II of the SAI or incorporated by reference into this SAI.

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Foreign taxes. If more than 50% of the fund’s assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund were eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investment by the fund in “passive foreign investment companies” (“PFICs”) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the sale of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other

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investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur tax and interest charges in some instances.

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares with a holding period beginning after December 22, 2010, if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a

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particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The back-up withholding tax rate is currently 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. In general, dividends (other than Capital Gain Dividends or exempt-interest dividends) paid by the fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

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However, effective for distributions with respect to taxable years of the fund beginning before January 1, 2014, the fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported by the fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (a “short-term capital gain dividend”). The fund is permitted to report such part of

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its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions have expired for distributions with respect to taxable years of the fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

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The fact that the fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

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Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends, unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend or short term capital gain dividend and certain other conditions are met.

Other reporting and withholding requirements. The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA as described more fully below. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends (other than exempt-interest dividends), including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Payments to a shareholder will generally not be subject to FATCA withholding, provided the shareholder provides the Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, with regard to such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed compliant FFI,” or (iii) be covered by an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance. In any of these cases, the investing FFI generally will be required to provide the Fund with appropriate identifiers, certifications or documentation concerning its status.

January 30, 2014	II-70

The Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

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General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

MANAGEMENT

Trustees

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution and Chair of its
1952), Trustee since 2012	Prize for Lords of	Investment Committee. Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-market
	Who Broke the World.	fund complex that manages money for institutions.
	Director of Aspen	Mr. Ahamed has 25 years experience in the
	Insurance Co., a New	management of fixed income portfolios and was
	York Stock Exchange	previously the Chief Executive Officer of Fischer
	company and Chair of	Francis Trees & Watts, Inc., a fixed-income
	the Aspen Board’s	investment management subsidiary of BNP Paribas.
	Investment Committee.	Mr. Ahamed holds a B.A. in economics from Trinity
College, Cambridge University and an M.A. in
economics from Harvard University.

January 30, 2014	II-71

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Ravi Akhoury (Born 1947),	Served as Chairman and	Director of RAGE Frameworks, Inc. and English
Trustee since 2009	CEO of MacKay Shields	Helper, Inc. (each a private software company). Mr.
	(a multi-product	Akhoury previously served as Director of Jacob
	investment management	Ballas Capital India (a non-banking finance company
	firm with AUM over $40	focused on private equity advisory services) and a
	billion) from 1992 to	member of its Compensation Committee. He also
	2007.	served as Director and on the Compensation
Committee of MaxIndia/New York Life Insurance
Company in India. Mr. Akhoury is also a Trustee of
the Rubin Museum, serving on the Investment
Committee, and of American India Foundation. Mr.
Akhoury is a former Vice President and Investment
Policy Committee member of Fischer, Francis, Trees
and Watts (a fixed-income portfolio management
firm). He previously served on the Board of Bharti
Telecom (an Indian telecommunications company)
and was a member of its Audit and Compensation
Committees. He also served on the Board of
Thompson Press (a publishing company) and was a
member of its Audit Committee. Mr. Akhoury
graduated from the Indian Institute of Technology
with a BS in Engineering and obtained an MS in
Quantitative Methods from SUNY at Stony Brook.

Barbara M. Baumann (Born	President of Cross Creek	Director of SM Energy Company (a publicly held
1955), Trustee since 2010	Energy Corporation, a	U.S. exploration and production company) and UNS
	strategic consultant to	Energy Corporation (a publicly held electric and gas
	domestic energy firms	utility in Arizona). She is Director of Cody
	and direct investor in	Resources Management, a private company in the
	energy projects.	energy and ranching businesses. She is a Trustee of
Mount Holyoke College. She is a former Chair of the
Board, and a current Board member, of Girls Inc. of
Metro Denver, and serves on the Finance Committee
of The Children’s Hospital of Colorado, as well as
the Investment Committee of the Denver
Foundation). Until May 2012, Ms. Baumann was a
Director of CVR Energy, Inc. (a publicly held
petroleum refiner and fertilizer manufacturer). Prior
to 2003, she was Executive Vice President of
Associated Energy Managers, LLC (a domestic
private equity firm). From 1981 until 2000 she held a
variety of financial and operational management
positions with the global energy company Amoco
Corporation and its successor, BP. Ms. Baumann
holds a B.A. from Mount Holyoke College and an
MBA from The Wharton School of the University of
Pennsylvania.

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January 30, 2014	II-72

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Jameson A. Baxter (Born	President of Baxter	Chair of the Mutual Fund Directors Forum; Director
1943), Trustee since 1994,	Associates, Inc., (a	of the Adirondack Land Trust; and Trustee of the The
Vice Chair from 2005 to 2011	private investment firm).	Nature Conservancy’s Adirondack Chapter. Until
and Chair since 2011		2011, Ms. Baxter was a Director of ASHTA
Chemicals Inc. Until 2007, Ms. Baxter was a
Director of Banta Corporation (a printing and supply
chain management company), Ryerson, Inc. (a
metals service company) and Advocate Health Care.
She has also served as a director on a number of other
boards including BoardSource (formerly the
National Center for Nonprofit Boards), Intermatic
Corporation (a manufacturer of energy control
products) and MB Financial. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College. Ms. Baxter is also a graduate of Mount
Holyoke College.
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Charles B. Curtis (Born	Senior Advisor to the	Member of the Council on Foreign Relations and the
1940), Trustee since 2001	Center for Strategic and	U.S. State Department International Security
	International Studies,	Advisory Board. Mr. Curtis also serves as a Director
	and President Emeritus	of Southern California Edison (a regulated electric
	of the Nuclear Threat	utility) and its parent company, Edison International.
	Initiative (a private	Mr. Curtis is an attorney with over 15 years in private
	foundation dealing with	practice and 19 years in various positions in public
	national security issues).	service, including service at the Department of
	Previously, President and	Treasury, the U.S. House of Representatives, the
	Chief Operating Officer,	Securities and Exchange Commission, the Federal
	Nuclear Threat Initiative.	Energy Regulatory Commission and the Department
of Energy.

Robert J. Darretta (Born	Mr. Darretta serves as a	Until April, 2007, Mr. Darretta was Vice Chairman
1946), Trustee since 2007	director of the United	of the Board of Directors of Johnson & Johnson (a
	Health Group. From	diversified health care conglomerate). Mr. Darretta
	2009-2012, Mr. Darretta	received a B.S. in Economics from Villanova
	served as the Health Care	University.
Industry Advisor to
Permira, (a global private
equity firm). Prior to
2007, Mr. Darretta was
the Chief Financial
Officer of Johnson &
Johnson.

January 30, 2014	II-73

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Katinka Domotorffy (Born	Voting member of the	Vice Chair of Reach Out and Read of Greater New
1975), Trustee since 2012	Investment Committee	York, an organization dedicated to promoting
	of the Anne Ray	childhood literacy. Ms. Domotorffy holds a BSc in
	Charitable Trust, part of	Economics from the University of Pennsylvania and
	the Margaret A. Cargill	an MSc in Accounting and Finance from the London
	Philanthropies. Prior to	School of Economics.
2012, Ms. Domotorffy
was Partner, Chief
Investment Officer, and
Global Head of
Quantitative Investment
Strategies at Goldman
Sachs Asset
Management

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation and various
Trustee since 1985 and	Reserve Corporation (a	private companies owned by First Reserve
Chairman from 2000 to 2011	private equity buyout	Corporation. He is also Chairman of The Board of
	firm that specializes in	Trustees of Sarah Lawrence College and a member
	energy investments in the	of the Advisory Board of the Millstein Center for
	diversified world-wide	Global Markets and Corporate Ownership at the
	energy industry).	Columbia University Law School. Mr. Hill received
a B.A in Economics from Southern Methodist
University and pursued graduate studies as a
Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947),	President of the Alfred P.	Trustee of Yale University; a Director of
Trustee since 1997	Sloan Foundation (a	TransCanada Corporation (an energy company
	philanthropic institution	focused on natural gas transmission, oil pipelines,
	focused primarily on	and power services) and of Exelon Corporation (an
	research and education	energy company focused on power services); and a
	on issues related to	Member of the Board of Overseers of the Boston
	science, technology and	Symphony Orchestra. Prior to August 2007, he
	economic performance).	served as a Director of National Grid (a U.K.-based
	He is the Elizabeth and	holding company with interests in electric and gas
	James Killian Professor	transmission and distribution and
	of Economics, Emeritus	telecommunications infrastructure). Prior to July,
	at the Massachusetts	2006, he served as President of the Yale University
	Institute of Technology	Council. Prior to February 2005, he served on the
	(“MIT”).	board of the Whitehead Institute for Biomedical
	Prior to 2007, he was the	Research (a non-profit research institution). Prior to
	Director of the Center for	February 2002, he was a Director of State Farm
	Energy and	Indemnity Company (an automobile insurance
	Environmental Policy	company), and prior to March 2000, he was a
	Research at MIT.	Director of New England Electric System (a public
utility holding company). Dr. Joskow holds a Ph.D.
and a M.Phil. from Yale University and a B.A. from
Cornell University.

January 30, 2014	II-74

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006	Chairman of the Boston	Ruder Finn Group (a global communications and
	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a Director
	derivatives securities).	of ISO New England (the organization responsible
	He currently serves on	for the operation of the electric generation system in
	the Board of Trustees of	the New England states). Prior to 2000, he was a
	Beth Israel Deaconess	Director of the Investment Company Institute in
	Hospital in Boston and as	Washington, D.C. Prior to January 2005, Mr. Leibler
	a Director of Northeast	served as Chairman and Chief Executive Officer of
	Utilities, which operates	the Boston Stock Exchange. Prior to January 2000,
	New England’s largest	he served as President and Chief Executive Officer of
	energy delivery system.	Liberty Financial Companies (a publicly traded
diversified asset management organization). Prior to
June 1990, he served as President and Chief
Operating Officer of the American Stock Exchange
(AMEX). Prior to serving as AMEX President, he
held the position of Chief Financial Officer, and
headed its management and marketing operations.
Mr. Leibler graduated with a B.A in Economics from
Syracuse University.

Robert E. Patterson (Born	Co-Chairman of Cabot	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Properties, Inc. (a private	Trustee of the Joslin Diabetes Center. Prior to
	equity firm investing in	December 2001, Mr. Patterson served as the
	commercial real estate)	President and as a Trustee of Cabot Industrial Trust
	and Chairman of the	(a publicly-traded real estate investment trust). He
	Investment Committee	has also served as a Trustee of the Sea Education
	of Cabot Properties.	Association. Prior to 1998, he was Executive Vice
President and Director of Acquisitions of Cabot
Partners Limited Partnership (a registered investment
adviser involved in institutional real estate
investments). Prior to 1990, he served as Executive
Vice President of Cabot, Cabot & Forbes Realty
Advisers, Inc. (the predecessor company of Cabot
Partners). Mr. Patterson practiced law and held
various positions in state government, and was the
founding Executive Director of the Massachusetts
Industrial Finance Agency. Mr. Patterson is a
graduate of Harvard College and Harvard Law
School.

January 30, 2014	II-75

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of
	Inc. (a publisher of	Epiphany School and a Trustee of the Marine
	financial advisory and	Biological Laboratory. Until 2010, Mr. Putnam was a
	other research services)	Trustee of St. Mark’s School. Until 2006, Mr.
	and President of New	Putnam was a Trustee of Shore Country Day School.
	Generation Advisors,	Until 2002, he was a Trustee of the Sea Education
	LLC (a registered	Association. Mr. Putnam is a graduate of Harvard
	investment adviser to	College, Harvard Business School and Harvard Law
	private funds), which are	School.
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

W. Thomas Stephens (Born	Prior to 2009, Mr.	Director of TransCanadaPipelines Ltd (an energy
1942), Trustee from	Stephens was Chairman	infrastructure company). Until 2010, Mr. Stephens
1997-2008, and since 2009	and Chief Executive	was a Director of Boise Inc. (a manufacturer of paper
	Officer of Boise	and packaging products). Until 2004, Mr. Stephens
	Cascade, LLC (a paper,	was a Director of Xcel Energy Incorporated (a public
	forest product and	utility company), Qwest Communications and
	timberland assets	Norske Canada, Inc. (a paper manufacturer). Until
	company).	2003, Mr. Stephens was a Director of Mail-Well, Inc.
(a diversified printing company). Prior to July 2001,
Mr. Stephens was Chairman of Mail-Well. Mr.
Stephens holds B.S. and M.S. degrees from the
University of Arkansas.

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments.	Museum, Dana-Farber Cancer Institute, and Boston
	Member of Putnam	Chamber of Commerce. He is a member of the Chief
	Investments’ Board of	Executives Club of Boston, the National
	Directors. Prior to	Innovation Initiative, and the Council on
	joining Putnam	Competitiveness, and he is a former President of the
	Investments in 2008, Mr.	Commercial Club of Boston. Prior to 2008, he
	Reynolds was Vice	served as a Director of FMR Corporation, Fidelity
	Chairman and Chief	Investments Insurance Ltd., Fidelity Investments
	Operating Officer of	Canada Ltd., and Fidelity Management Trust
	Fidelity Investments	Company and as a Trustee of the Fidelity Family of
	from 2000 to 2007.	Funds. Mr. Reynolds received a B.S. in Business
Administration with a major in Finance from West
Virginia University.

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January 30, 2014	II-76

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2013, there were 116 Putnam Funds.

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2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, death or removal.

*Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund’s Trustees, with the exception of Mses. Baumann and Domotorffy and Mr. Ahamed, were most recently elected by shareholders of the fund during 2009, although most of the Trustees have served on the board for many years. Ms. Baumann was elected to the Board of Trustees by the Independent Trustees effective July 1, 2010. Ms. Domotorffy and Mr. Ahamed were elected to the Board of Trustees by the Independent Trustees effective September 13, 2012. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the current board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

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Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of three NYSE companies.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chair of the Mutual Fund Directors Forum.

January 30, 2014	II-77


Charles B. Curtis -- Mr. Curtis' experience in public and regulatory policy matters relating to energy and finance acquired in the course of his service in various senior positions in government and on numerous boards of public and private organizations.

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Robert J. Darretta -- Mr. Darretta's experience as the Chief Financial Officer and Vice Chairman of the board of a major NYSE health products company.

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Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

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John A. Hill -- Mr. Hill's experience as founder and chairman of an open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the United States.

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Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.


Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.


Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.


George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

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W. Thomas Stephens -- Mr. Stephens's extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee

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Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

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Officers

January 30, 2014	II-78

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1], Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer and Compliance Liaison, The Putnam Funds.
Executive Officer, and Compliance
Liaison

Steven D. Krichmar (Born 1958)	Since 2002	Chief of Operations, Putnam Investments and
Vice President and Principal Financial		Putnam Management.
Officer

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer

Robert R. Leveille (Born 1969)	Since 2007	Chief Compliance Officer, Putnam Investments,
Vice President and Chief Compliance		Putnam Management and Putnam Retail
Officer		Management.

Michael J. Higgins[4] (Born 1976)	Since 2010	Manager of Finance, Dunkin’ Brands (2008-2010);
Vice President, Treasurer and Clerk		Senior Financial Analyst, Old Mutual Asset
Management (2007-2008); Senior Financial Analyst,
Putnam Investments (1999-2007).

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration Services, Putnam
Vice President, Principal Accounting		Investments and Putnam Management.
Officer, and Assistant Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control Services, Putnam
Vice President and Assistant		Management.
Treasurer

James P. Pappas (Born 1953) Vice	Since 2004	Director of Trustee Relations, Putnam Investments
President		and Putnam Management.

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President and BSA Compliance		Investments, Putnam Retail Management
Officer

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk and
Voting and Corporate Governance,		Associate Treasurer, The Putnam Funds.
Assistant Clerk, and Associate
Treasurer

1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

January 30, 2014	II-79

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 13 of the 14 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees regularly receive reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls such risks.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board of Trustees has adopted a written charter for the Committee, a current copy of which is available at Putnam.com/individual. The Committee currently consists of Messrs. Leibler (Chairperson), Curtis, Darretta and Hill, and Mses. Baumann and Domotorffy.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all

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candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Trustees who are not “interested persons” of the funds or Putnam Management and currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Baxter, and Messrs. Ahamed, Akhoury, Patterson, Putnam and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Patterson (Chairperson), Ahamed, Akhoury, Putnam and Stephens, Dr. Joskow and Ms. Baxter.

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Distributions Committee. The Distributions Committee oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mses. Baumann (Chairperson) and Domotorffy and Messrs. Curtis, Darretta, Hill and Leibler.

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Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baxter (Chairperson), and Messrs. Hill, Leibler, Patterson and Putnam.

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Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Akhoury (Chairperson), Ahamed, Darretta, Hill, Patterson and Reynolds and Ms. Baxter. Investment Oversight Committee B currently consists of Messrs. Putnam (Chairperson), Curtis, Leibler and Stephens, Dr. Joskow, and Mses. Baumann and Domotorffy.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 of the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Darretta (Chairperson), Curtis, Hill and Leibler, and Mses. Baumann and Domotorffy.

Indemnification of Trustees

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

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Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. As described in “Charges and Expenses –Management Fees,” Putnam Management is currently providing services under the Management Contract on an interim basis. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

General expense limitation. Through at least June 30, 2014, Putnam Management will reimburse expenses or waive fees of the fund to the extent necessary to limit the cumulative expenses of the fund, excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, any upward or downward adjustments to a fund’s base management fee, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis, to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses

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and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

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As described above in “Charges and Expenses – Management Fees,” PIL is currently providing services (if so disclosed in the fund’s prospectus) under the sub-management contract on an interim basis.

The Sub-Adviser

If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

As described above in “Charges and Expenses – Management Fees,” PAC is currently providing services (if so disclosed in the fund’s prospectus) under the sub-advisory contract on an interim basis.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGERS” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

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The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests

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of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on investment objectives or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “- Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGERS” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an

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undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, price, the size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

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The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 of the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

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Investor Servicing Agent

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Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund. The fee paid to Putnam Investor Services with respect to assets attributable to class A, class B, class C, class M, class R, class T and class Y shares, subject to certain limitations, is based on a fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average assets attributable to class R5 shares applies to Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average assets attributable to class R6 shares. Through at least June 30, 2014, investor servicing fees for each fund will not exceed an annual rate of 0.320% of the fund’s average assets.

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Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties, rather than Putnam Investor Services, may provide some or all of the sub-accounting and similar record keeping services for their customers’ accounts. In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of shareholders in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the headings “Distribution Plans – Additional Dealer Payments.”

Putnam Investor Services will pay its affiliate, FASCore, LLC up to 0.24% on the average value of the assets in Putnam-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in Putnam-administered retirement plans with respect to their investments in the funds. In addition to these payments, affiliates of Putnam Investor Services may make payments to FASCore, LLC and its affiliates of the types, and up to the amounts, described below under the headings “Distribution Plans - Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

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Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at Prudential Tower 800 Boylston Street, Boston Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 of the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an

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impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

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INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m., Eastern-time, for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored defined retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

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Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund, Putnam Tax Exempt Money Market Fund or Putnam Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

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All exchanges are subject to applicable short-term trading fees and Putnam’s policies on excessive short-term trading, as set forth in the Fund’s Prospectus. In addition, trustees, sponsors and administrators of employer-sponsored retirement plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class Y, class R5 or class R6 shares may exchange their class A shares for class Y, class R5, or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan.

Class C shareholders who are eligible to purchase class Y shares may exchange their class C shares for class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC and class Y shares of such fund are offered to residents of the shareholder’s state.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class Y shareholders who are eligible to purchase class A, class C, class R5 or class R6 shares may exchange their class Y shares for class A, class C, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A or class C shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to a same-fund exchange. In addition, for federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

The same-fund exchange privilege may not be available for all accounts and may not be offered by all financial institutions or intermediaries through which a shareholder may hold shares. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a

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prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including simple IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

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Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. With the consent of a redeeming shareholder (or, with respect to certain funds as indicated in the prospectus, in Putnam’s discretion), the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Tax Exempt Money Market Fund, Putnam Money Market Liquidity Fund and Putnam Short Duration Income Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. Generally, if an investor has been identified as

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having completed two “round trip” transactions with values of at least $25,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

For Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund, the following information is publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

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Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For Putnam Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	On or after 5 business days after
the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds and Putnam Global Sector Fund, which invest solely in other Putnam funds, are posted on www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

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The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians, pricing services, independent registered public accounting firm, legal counsel (Ropes & Gray LLP), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), and proxy voting service (Glass, Lewis & Co). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research. Any such rating, ranking, or consulting firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES

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The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

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SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

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Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA - An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be

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used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB - Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B - Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.

CCC - Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

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CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C - Bonds are in actual or imminent default in payment of interest or principal.

DDD - Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

CLAIMS-PAYING ABILITY RATINGS

The fund may invest in securities insured at the time of purchase as to the payment of principal and interest in the event of default. The fund may buy investments insured by (or insurance from) insurance companies whose claims-paying ability is rated by rating agencies.

An insurance claims-paying ability rating does not constitute an opinion on any specific contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

Listed below are rating agencies and their corresponding claims-paying ability ratings.

Standard & Poor’s Insurance Claims-Paying Ability Ratings

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet its obligations under an insurance policy in accordance with its terms. For example, an insurer with an insurance claims-paying ability rating of AAA by S&P has the highest rating assigned by S&P, which means its capacity to honor insurance contracts is deemed by S&P to be extremely strong and highly likely to remain so over a long period of time.

Secure claims-paying ability – AAA to BBB

Vulnerable claims-paying ability – BB to CCC

AAA - Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA - Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A - Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB - Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

BB - Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

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B - Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC, CC, C - Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

R Regulatory action -- As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The 'R' rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

Notes:

NR = Not Rated. The insurer is not rated by Standard & Poor's. The issue has not yet been evaluated by the respective credit rating agency. It is no indication as to the merits of the issue.

Plus (+) or minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. Insurance Claims-Paying Ability Ratings

A Moody’s insurance claims-paying ability rating is an opinion by Moody’s about the ability of an insurance company to repay punctually senior policyholder obligations and claims. For example, an insurer with an insurance claims-paying ability rating of Aaa by Moody’s is deemed by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carries the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

Moody’s claims-paying ability ratings are as follows:

Long-Term Insurance Financial Strength Ratings

Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company's ability to meet its senior policyholder claims and obligations.

Aaa - Insurance companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa - Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A - Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

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Ba - Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B - Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa - Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca - Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C - Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Fitch IBCA / International Insurance Claims-Paying Ability Ratings

Fitch IBCA credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch IBCA credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

AAA - Exceptionally strong claims-paying ability. Insurers assigned this highest rating have an exceptionally strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be minimal.

AA - Very strong claims-paying ability. Insurers rated ‘AA’ have a very strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be very small.

A - Strong claims-paying ability. Insurers rated ‘A’ have a strong capacity to meet policyholder obligations and provide policyholder benefits. Although adverse business and economic factors may have an impact on the claims-paying ability of these insurers, the effect of such factors is expected to be small.

BBB - Good claims-paying ability. Insurers rated ‘BBB’ have a good capacity to meet policyholder obligations and provide policyholder benefits. However, their claims-paying ability may be more susceptible than that of higher rated insurers to the impact of adverse business and economic factors.

BB - Speculative claims-paying ability. Insurers rated ‘BB’ have a capacity to meet policyholder obligations and provide policyholder benefits which is regarded as speculative. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be more problematic than in the case of higher rated insurers.

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B - Vulnerable claims-paying ability. Insurers rated ‘B’ have a vulnerable capacity to meet policyholder obligations and provide policyholder benefits. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be significant.

CCC, CC, C - Highly vulnerable claims-paying ability. Insurance companies assigned one of these ratings are considered very weak with respect to their capacity to meet policyholder obligations and provide policyholder benefits. The insurer may be under the supervision of an insurance regulator and already may not be making all payments in a timely fashion.

D - Insurers which have been placed in liquidation by insurance regulators and for which policy or claims payments are being controlled, delayed, or reduced.

Notes:

"+" or "-" may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to the ‘AAA’ and ‘D’ categories.

IQ ratings - Fitch IBCA Qualified: Provided for issuers based solely on information in the public domain. These ratings include significant analytical input. Because of the reduced information presented in this process, compared with the full claims-paying ability rating approach, these ratings tend to be conservative and do not employ "+" or "-" qualifiers.

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Appendix A

PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

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Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

● the board does not have a majority of independent directors,

● the board has not established independent nominating, audit, and compensation committees,

● the board has more than 19 members or fewer than five members, absent special circumstances,

● the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

● the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

► The funds will withhold votes from any nominee for director:

● who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

● who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

● of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

● who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

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Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

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Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

► The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

► The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances,

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where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

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Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

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II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

● the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

● applicable state law does not otherwise provide shareholders with the right to call special meetings.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

● the company undergoes a change in control, and

● the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

● the company undergoes a change in control, and

● the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

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► The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means

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that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

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However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

► For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

● the board does not have a majority of outside directors,

● the board has not established nominating and compensation committees composed of a majority of outside directors, or

● the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

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Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

● fewer than half of the directors are outside directors,

● the board has not established a nominating committee with at least half of the members being outside directors, or

● the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes from the entire board of directors if

● the board does not have at least a majority of independent non-executive directors,

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● the board has not established a nomination committee composed of a majority of independent non-executive directors, or

● the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

► The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

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Contested Board Elections

Italy

► The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

► The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

► The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Taiwan

► The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

► The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

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► The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

United Kingdom

► The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

► The funds will vote for proposals

● to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

● to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

► The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

► The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

► The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

► The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with

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these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

France

► The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Germany

► The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

► The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

January 30, 2014	II-122

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

► The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted December 14, 2012

January 30, 2014	II-123

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

January 30, 2014	II-124

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009.

January 30, 2014	II-125

Appendix B

January 30, 2014	II-126

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and
Shareholders of Putnam Dynamic Asset Allocation Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Growth Fund (the “fund”) at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2013

Dynamic Asset Allocation Growth Fund	23

The fund’s portfolio 9/30/13

COMMON STOCKS (60.0%)*	Shares	Value

Basic materials (3.3%)
Agrium, Inc. (Canada)	821	$68,989

Akzo Nobel NV (Netherlands)	3,436	225,796

Amcor, Ltd. (Australia)	73,403	716,276

American Vanguard Corp.	2,972	80,006

Andersons, Inc. (The)	2,033	142,107

Archer Daniels-Midland Co.	3,512	129,382

Arkema (France)	1,945	216,687

Asahi Kasei Corp. (Japan)	174,000	1,308,164

Assa Abloy AB Class B (Sweden)	25,440	1,167,753

Axiall Corp.	11,463	433,187

BASF SE (Germany)	15,617	1,497,937

Bemis Co., Inc.	17,938	699,761

BHP Billiton PLC (United Kingdom)	30,779	906,872

BHP Billiton, Ltd. (Australia)	52,056	1,735,644

Cambrex Corp. †	26,949	355,727

Cameco Corp. (Canada)	6,900	124,683

Cemex Latam Holdings SA (Colombia) †	36,778	289,395

CF Industries Holdings, Inc.	9,064	1,910,963

Chemtura Corp. †	25,369	583,233

Chicago Bridge & Iron Co., NV	21,119	1,431,235

China Singyes Solar Technologies Holdings, Ltd. (China)	329,000	366,079

China State Construction International Holdings, Ltd. (China)	170,000	273,547

Cie de St-Gobain (France)	3,089	152,971

Cytec Industries, Inc.	8,455	687,899

Domtar Corp. (Canada)	6,083	483,112

Eastman Chemical Co.	21,700	1,690,430

Fortescue Metals Group, Ltd. (Australia)	28,942	128,250

Fortune Brands Home & Security, Inc.	32,137	1,337,863

Gamuda Bhd (Malaysia)	229,800	324,307

Glencore Xstrata PLC (United Kingdom)	87,740	478,257

Goldcorp, Inc. (Canada)	4,045	105,243

Holcim, Ltd. (Switzerland)	11,781	876,720

Horsehead Holding Corp. †	29,011	361,477

Huntsman Corp.	33,000	680,130

Innophos Holdings, Inc.	7,892	416,540

Innospec, Inc.	7,430	346,684

Intrepid Potash, Inc. S	2,077	32,567

Johnson Matthey PLC (United Kingdom)	35,387	1,608,648

KapStone Paper and Packaging Corp.	6,617	283,208

Koninklijke Boskalis Westminster NV (Netherlands)	16,035	710,227

Koppers Holdings, Inc.	2,405	102,573

Kraton Performance Polymers, Inc. †	7,951	155,760

L.B. Foster Co. Class A	5,927	271,101

Landec Corp. †	17,805	217,221

LG Chemical, Ltd. (South Korea)	1,167	333,917

Louisiana-Pacific Corp. †	3,348	58,891

24 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Basic materials cont.
LSB Industries, Inc. †	22,127	$741,918

LyondellBasell Industries NV Class A	46,012	3,369,459

Mexichem SAB de CV (Mexico)	76,195	332,209

Minerals Technologies, Inc.	3,255	160,699

Monsanto Co.	61,846	6,454,867

Mosaic Co. (The)	1,277	54,937

Newcrest Mining, Ltd. (Australia)	3,035	33,127

NN, Inc.	21,698	337,621

OM Group, Inc. †	7,105	240,007

Packaging Corp. of America	16,400	936,276

Potash Corp. of Saskatchewan, Inc. (Canada)	3,850	120,428

PPG Industries, Inc.	16,593	2,772,027

PTT Global Chemical PCL (Thailand)	212,600	506,352

Rio Tinto PLC (United Kingdom)	15,799	773,193

Rio Tinto, Ltd. (Australia)	17,124	986,295

S&W Seed Co. † S	18,434	154,293

Sherwin-Williams Co. (The)	11,700	2,131,506

Solvay SA (Belgium)	302	45,289

Sumitomo Chemical Co., Ltd. (Japan)	326,000	1,240,389

Sumitomo Metal Mining Co., Ltd. (Japan)	54,000	761,422

Syngenta AG (Switzerland)	3,091	1,262,581

Trex Co., Inc. †	8,164	404,363

Tronox, Ltd. Class A	6,951	170,091

Ultrapar Participacoes SA (Brazil)	13,281	327,546

Vale SA ADR (Brazil)	19,736	308,079

Vale SA ADR (Preference) (Brazil)	13,585	193,043

Valspar Corp.	14,810	939,398

Veidekke ASA (Norway)	18,129	141,095

voestalpine AG (Austria)	27,181	1,299,700

W.R. Grace & Co. †	13,541	1,183,483

Wendel SA (France)	7,075	959,056

		55,848,168
Capital goods (4.5%)
ABB, Ltd. (Switzerland)	50,577	1,196,265

Aecom Technology Corp. †	25,300	791,131

AGCO Corp.	2,288	138,241

Aisin Seiki Co., Ltd. (Japan)	30,700	1,307,081

Alliant Techsystems, Inc.	4,058	395,898

Altra Holdings, Inc.	15,857	426,712

Astronics Corp. †	3,525	175,228

Avery Dennison Corp.	22,500	979,200

AZZ, Inc.	7,385	309,136

Ball Corp.	24,400	1,095,072

Boeing Co. (The)	95,700	11,244,750

Canon, Inc. (Japan)	50	1,592

Chart Industries, Inc. †	5,634	693,207

Chase Corp.	8,742	256,840

China Everbright International, Ltd. (China)	349,000	308,236

Dynamic Asset Allocation Growth Fund	25

COMMON STOCKS (60.0%)* cont.	Shares	Value

Capital goods cont.
China Railway Group, Ltd. (China)	944,000	$516,066

CNH Industrial NV (Netherlands) †	7,281	91,011

Coway Co., Ltd. (South Korea)	12,195	675,183

Cummins, Inc.	30,052	3,993,009

Daelim Industrial Co., Ltd. (South Korea)	9,665	872,361

Daikin Industries, Ltd. (Japan)	5,200	275,619

Deere & Co.	1,340	109,063

Delphi Automotive PLC (United Kingdom)	69,052	4,034,018

Douglas Dynamics, Inc.	14,046	206,898

DXP Enterprises, Inc. †	2,993	236,357

Embraer SA ADR (Brazil)	11,228	364,573

European Aeronautic Defence and Space Co. NV (France)	44,294	2,822,081

Franklin Electric Co., Inc.	11,494	452,864

Generac Holdings, Inc.	9,258	394,761

General Dynamics Corp.	48,700	4,262,224

Greenbrier Companies, Inc. †	19,704	487,280

HEICO Corp.	2,992	202,678

Hermes Microvision, Inc. (Taiwan)	3,000	87,259

Hitachi, Ltd. (Japan)	63,000	414,680

Hyster-Yale Materials Holdings, Inc.	3,252	291,607

Hyundai Mobis Co., Ltd. (South Korea)	2,529	673,035

IHI Corp. (Japan)	208,000	873,941

II-VI, Inc. †	26,045	490,167

IMI PLC (United Kingdom)	57,021	1,343,130

Ingersoll-Rand PLC	49,000	3,182,060

JGC Corp. (Japan)	31,000	1,116,435

Kadant, Inc.	8,953	300,731

KBR, Inc.	31,400	1,024,896

Leggett & Platt, Inc.	32,700	985,905

Lindsay Corp.	979	79,906

Lockheed Martin Corp.	38,823	4,951,874

McDermott International, Inc. †	46,147	342,872

Metso Corp. OYJ (Finland)	2,080	81,717

Miller Industries, Inc.	10,814	183,622

Mine Safety Appliances Co.	3,655	188,635

Mitsubishi Electric Corp. (Japan)	20,000	209,573

NACCO Industries, Inc. Class A	1,626	90,113

Northrop Grumman Corp.	40,000	3,810,400

NSK, Ltd. (Japan)	119,000	1,211,852

Polypore International, Inc. †	2,253	92,305

Raytheon Co.	51,679	3,982,901

Rexel SA (France)	5,792	147,311

Safran SA (France)	3,898	240,125

Schneider Electric SA (France)	10,126	856,322

Singapore Technologies Engineering, Ltd. (Singapore)	281,000	934,016

Standard Motor Products, Inc.	15,343	493,431

Standex International Corp.	4,268	253,519

Staples, Inc. S	129,626	1,899,021

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Capital goods cont.
Stoneridge, Inc. †	24,112	$260,651

Tenneco, Inc. †	3,953	199,627

Terex Corp. †	25,100	843,360

THK Co., Ltd. (Japan)	33,900	749,770

TriMas Corp. †	20,548	766,440

Valmont Industries, Inc.	1,488	206,698

Vinci SA (France)	22,237	1,292,681

WABCO Holdings, Inc. †	14,200	1,196,492

WESCO International, Inc. †	4,113	314,768

		75,978,483
Communication services (2.9%)
Arris Group, Inc. †	4,880	83,253

Aruba Networks, Inc. †	5,337	88,808

AT&T, Inc.	98,379	3,327,178

BroadSoft, Inc. †	1,835	66,115

BT Group PLC (United Kingdom)	256,490	1,421,754

CalAmp Corp. †	15,814	278,801

China Telecom Corp, Ltd. (China)	846,000	421,042

Comcast Corp. Class A	245,331	11,076,695

Deutsche Telekom AG (Germany)	67,902	984,293

DISH Network Corp. Class A	39,600	1,782,396

EchoStar Corp. Class A †	31,167	1,369,478

Frontier Communications Corp.	57,695	240,588

HSN, Inc.	4,073	218,394

IAC/InterActiveCorp.	41,247	2,254,973

Inteliquent, Inc.	13,261	128,101

InterXion Holding NV (Netherlands) †	9,500	211,280

Iridium Communications, Inc. †	23,421	161,136

Jazztel PLC (Spain) †	19,107	207,593

KCell JSC ADR (Kazakhstan)	18,776	289,150

Liberty Global PLC Ser. C (United Kingdom) †	2,300	173,489

Loral Space & Communications, Inc.	4,300	291,239

Mobile Telesystems OJSC (Russia) †	77,680	774,709

MTN Group, Ltd. (South Africa)	30,917	603,544

NeuStar, Inc. Class A †	6,653	329,190

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,500	129,203

NTT DoCoMo, Inc. (Japan)	55,800	903,745

Orange (France)	59,885	750,932

RingCentral, Inc. Class A †	2,183	39,338

Ruckus Wireless, Inc. †	10,880	183,110

TDC A/S (Denmark)	34,109	288,619

Tele2 AB Class B (Sweden)	31,760	406,223

Telefonica SA (Spain) †	56,794	884,357

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	2,347,500	425,712

Telenor ASA (Norway)	36,984	845,067

Telstra Corp., Ltd. (Australia)	229,468	1,063,932

Turkcell Iletisim Hizmetleri AS (Turkey) †	76,088	448,230

TW telecom, inc. †	36,900	1,102,019

Dynamic Asset Allocation Growth Fund	27

COMMON STOCKS (60.0%)* cont.	Shares	Value

Communication services cont.
Ubiquiti Networks, Inc.	16,878	$566,932

USA Mobility, Inc.	12,547	177,666

Verizon Communications, Inc.	233,515	10,895,810

Vodafone Group PLC (United Kingdom)	524,909	1,835,516

Ziggo NV (Netherlands)	15,334	621,094

		48,350,704
Conglomerates (1.2%)
AMETEK, Inc.	42,954	1,976,743

Danaher Corp.	82,454	5,715,711

Exor SpA (Italy)	14,495	543,773

General Electric Co.	203,456	4,860,564

Marubeni Corp. (Japan)	45,000	353,426

Mitsubishi Corp. (Japan)	23,300	470,765

Siemens AG (Germany)	22,147	2,668,378

Tyco International, Ltd.	77,881	2,724,277

		19,313,637
Consumer cyclicals (7.4%)
Adidas AG (Germany)	6,867	744,874

ADT Corp. (The) †	40,841	1,660,595

Advance Auto Parts, Inc.	15,650	1,293,942

Alpine Electronics, Inc. (Japan)	6,700	72,729

American Eagle Outfitters, Inc.	43,900	614,161

ANN, Inc. †	11,747	425,476

Apollo Tyres, Ltd. (India)	356,200	379,215

Ascent Capital Group, Inc. Class A †	1,274	102,710

Atresmedia Corp de Medios de Comunicacion S.A. (Spain) S	30,599	393,675

Babcock International Group PLC (United Kingdom)	46,302	896,502

Bayerische Motoren Werke (BMW) AG (Germany)	8,612	925,885

Bed Bath & Beyond, Inc. †	38,553	2,982,460

Big Lots, Inc. †	29,297	1,086,626

Biostime International Holdings, Ltd. (China)	28,000	211,736

Blyth, Inc.	7,684	106,270

BR Malls Participacoes SA (Brazil)	49,278	446,911

Bridgestone Corp. (Japan)	10,300	374,612

Brown Shoe Co., Inc.	6,191	145,303

Brunswick Corp.	10,696	426,877

Buckle, Inc. (The)	3,640	196,742

Bureau Veritas SA (France)	26,885	847,453

Carmike Cinemas, Inc. †	11,165	246,523

Chico’s FAS, Inc.	42,400	706,384

China ZhengTong Auto Services Holdings, Ltd. (China) †	411,500	257,323

CJ CGV Co., Ltd. (South Korea)	10,365	530,463

Coach, Inc.	46,308	2,525,175

Compagnie Financiere Richemont SA (Switzerland)	13,608	1,363,283

Compagnie Financiere Richemont SA ADR (Switzerland)	24,431	245,618

Compass Group PLC (United Kingdom)	112,719	1,551,088

Continental AG (Germany)	9,618	1,630,368

Corporate Executive Board Co. (The)	2,614	189,829

CP ALL PCL (Thailand)	450,900	508,127

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Consumer cyclicals cont.
Crocs, Inc. †	5,632	$76,652

CST Brands, Inc. †	8,169	243,436

Ctrip.com International, Ltd. ADR (China) †	6,201	362,324

Daihatsu Motor Co., Ltd. (Japan)	34,000	657,205

Daimler AG (Registered Shares) (Germany)	8,861	690,726

Deckers Outdoor Corp. †	2,396	157,944

Deluxe Corp.	14,972	623,734

Demand Media, Inc. †	22,655	143,180

Destination Maternity Corp.	17,047	542,095

Dillards, Inc. Class A	9,393	735,472

Expedia, Inc.	18,898	978,727

Experian Group, Ltd. (United Kingdom)	43,486	828,602

Five Below, Inc. †	1,862	81,463

FleetCor Technologies, Inc. †	1,162	128,006

Foot Locker, Inc.	32,673	1,108,922

Francesca’s Holdings Corp. †	3,668	68,372

Fuji Heavy Industries, Ltd. (Japan)	62,000	1,709,344

G&K Services, Inc. Class A	4,791	289,328

GameStop Corp. Class A	8,419	418,003

Gannett Co., Inc.	54,776	1,467,449

Gap, Inc. (The)	54,500	2,195,260

Genesco, Inc. †	4,233	277,600

Global Cash Access Holdings, Inc. †	20,132	157,231

Global Mediacom Tbk PT (Indonesia)	4,380,500	730,083

Grand Korea Leisure Co., Ltd. (South Korea)	13,490	434,321

Green Dot Corp. Class A †	9,092	239,392

GS Home Shopping, Inc. (South Korea)	1,509	349,351

Hana Tour Service, Inc. (South Korea)	7,207	460,046

Harbinger Group, Inc. †	43,750	453,688

Hino Motors, Ltd. (Japan)	69,000	1,013,643

HMS Holdings Corp. †	4,013	86,320

Home Depot, Inc. (The)	143,281	10,867,864

Hyundai Motor Co. (South Korea)	1,472	343,799

ITV PLC (United Kingdom)	402,243	1,141,539

Jin Co., Ltd. (Japan)	3,000	112,620

KAR Auction Services, Inc.	24,154	681,384

Kia Motors Corp. (South Korea)	11,223	681,938

Kingfisher PLC (United Kingdom)	42,520	265,637

La-Z-Boy, Inc.	6,346	144,118

Lear Corp.	22,669	1,622,420

LIN Media, LLC Class A †	11,315	229,581

Lowe’s Cos., Inc.	156,327	7,442,728

Lumber Liquidators Holdings, Inc. †	1,576	168,080

Luxottica Group SpA (Italy)	5,118	272,247

Macy’s, Inc.	66,403	2,873,258

Marcus Corp.	19,431	282,332

Matahari Department Store Tbk PT (Indonesia) †	385,000	349,093

MAXIMUS, Inc.	3,581	161,288

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (60.0%)* cont.	Shares	Value

Consumer cyclicals cont.
McGraw-Hill Cos., Inc. (The)	45,197	$2,964,471

Men’s Wearhouse, Inc. (The)	7,350	250,268

MGM China Holdings, Ltd. (Hong Kong)	288,000	956,175

Namco Bandai Holdings, Inc. (Japan)	37,200	694,461

Naspers, Ltd. Class N (South Africa)	8,432	779,722

Navistar International Corp. †	6,939	253,135

Next PLC (United Kingdom)	25,155	2,101,330

Nintendo Co., Ltd. (Japan)	1,400	158,523

Nissan Motor Co., Ltd. (Japan)	54,900	549,586

O’Reilly Automotive, Inc. †	21,150	2,698,529

OPAP SA (Greece)	86,847	969,301

Panasonic Corp. (Japan) †	87,000	839,066

Pearson PLC (United Kingdom)	4,662	94,870

Perry Ellis International, Inc.	15,242	287,159

PetSmart, Inc.	20,920	1,595,359

Phoenix Satellite Television Holdings, Ltd. (China)	544,000	194,288

Pier 1 Imports, Inc.	4,886	95,375

Pitney Bowes, Inc.	13,416	244,037

Prada SpA (Italy)	18,400	178,285

Priceline.com, Inc. †	6,861	6,936,128

PulteGroup, Inc.	73,000	1,204,500

Puregold Price Club, Inc. (Philippines)	520,100	498,121

Randstad Holding NV (Netherlands)	6,061	341,432

ReachLocal, Inc. †	7,633	90,909

Renault SA (France)	9,798	781,131

Ryland Group, Inc. (The)	12,293	498,358

Sands China, Ltd. (Hong Kong)	78,400	484,699

Sears Hometown and Outlet Stores, Inc. †	6,298	199,962

Select Comfort Corp. †	12,654	308,125

Sinclair Broadcast Group, Inc. Class A	21,378	716,591

SJM Holdings, Ltd. (Hong Kong)	405,000	1,138,359

Sonic Automotive, Inc. Class A	37,268	886,978

Sports Direct International PLC (United Kingdom) †	22,621	259,095

Steven Madden, Ltd. †	3,787	203,854

Sun TV Network, Ltd. (India)	66,451	417,355

Swatch Group AG (The) (Switzerland)	7,691	867,454

Swatch Group AG (The) (Switzerland)	1,344	864,939

Tata Motors, Ltd. (India)	122,000	647,951

Thomas Cook Group PLC (United Kingdom) †	101,295	251,555

Tile Shop Holdings, Inc. †	10,079	297,230

TiVo, Inc. †	9,102	113,229

TJX Cos., Inc. (The)	102,200	5,763,058

Total Systems Services, Inc.	84,200	2,477,164

Town Sports International Holdings, Inc.	16,086	208,796

Toyota Motor Corp. (Japan)	41,300	2,634,427

Trump Entertainment Resorts, Inc. †	163	326

TUI Travel PLC (United Kingdom)	62,528	372,210

URS Corp.	16,614	893,003

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Consumer cyclicals cont.
Vail Resorts, Inc.	2,216	$153,746

Valeo SA (France)	2,800	239,097

ValueClick, Inc. †	12,135	253,015

VOXX International Corp. †	28,781	394,300

Wal-Mart Stores, Inc.	15,734	1,163,687

World Fuel Services Corp.	11,090	413,768

WPP PLC (United Kingdom)	45,319	931,761

Wyndham Worldwide Corp.	28,047	1,710,026

Wynn Resorts, Ltd.	14,746	2,330,015

		123,287,074
Consumer staples (5.9%)
AFC Enterprises †	10,077	439,256

Ajinomoto Co., Inc. (Japan)	17,000	223,104

Alsea SAB de CV (Mexico)	171,039	478,640

Angie’s List, Inc. † S	4,542	102,195

Anheuser-Busch InBev NV (Belgium)	15,664	1,559,237

Associated British Foods PLC (United Kingdom)	48,197	1,463,771

Barrett Business Services, Inc.	4,251	286,135

Beacon Roofing Supply, Inc. †	3,731	137,562

Bigfoot GmbH (acquired 8/2/13, cost $43,964) (Private) (Brazil) † ∆∆ F	2	33,579

Blue Nile, Inc. †	3,898	159,545

Bright Horizons Family Solutions, Inc. †	7,260	260,126

British American Tobacco (BAT) PLC (United Kingdom)	37,095	1,967,641

Britvic PLC (United Kingdom)	11,509	106,668

Brown-Forman Corp. Class B	2,000	136,260

Bunge, Ltd.	602	45,698

Calbee, Inc. (Japan)	41,600	1,204,472

Carrefour SA (France)	28,341	972,906

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	72,000	4,642

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR
(Preference) (Brazil)	8,542	393,103

Coca-Cola Co. (The)	37,504	1,420,652

Coca-Cola Enterprises, Inc.	2,900	116,609

Colgate-Palmolive Co.	50,300	2,982,790

Companhia de Bebidas das Americas (AmBev) ADR
(Preference) (Brazil)	18,904	724,968

Constellation Brands, Inc. Class A †	24,300	1,394,820

Core-Mark Holding Co., Inc.	4,480	297,651

Costco Wholesale Corp.	28,000	3,223,360

CVS Caremark Corp.	114,038	6,471,657

Diageo PLC (United Kingdom)	27,409	871,919

Distribuidora Internacional de Alimentacion SA (Spain)	80,247	695,775

Fomento Economico Mexicano SAB de CV ADR (Mexico)	8,026	779,244

General Mills, Inc.	67,700	3,244,184

Geo Group, Inc. (The)	7,365	244,886

Grand Canyon Education, Inc. †	2,817	113,469

Hain Celestial Group, Inc. (The) †	2,062	159,021

Henkel AG & Co. KGaA (Preference) (Germany)	3,288	338,817

Dynamic Asset Allocation Growth Fund	31

COMMON STOCKS (60.0%)* cont.	Shares	Value

Consumer staples cont.
Ingredion, Inc.	1,062	$70,273

ITOCHU Corp. (Japan)	10,700	130,845

ITT Educational Services, Inc. † S	31,223	967,913

Japan Tobacco, Inc. (Japan)	63,000	2,262,475

Jeronimo Martins SGPS SA (Portugal)	15,106	310,221

JM Smucker Co. (The)	14,800	1,554,592

Kao Corp. (Japan)	15,400	479,414

Kerry Group PLC Class A (Ireland)	8,591	522,482

Kforce, Inc.	17,950	317,536

Koninklijke Ahold NV (Netherlands)	45,970	796,350

Kraft Foods Group, Inc.	61,400	3,219,816

L’Oreal SA (France)	9,393	1,613,195

Lawson, Inc. (Japan)	1,700	132,998

Liberty Interactive Corp. Class A †	99,500	2,335,265

Lorillard, Inc.	89,488	4,007,273

Magnit OJSC (Russia)	3,193	809,007

Minor International PCL (Thailand)	496,500	384,121

Molson Coors Brewing Co. Class B	20,034	1,004,304

MWI Veterinary Supply, Inc. †	2,196	327,995

Nestle SA (Switzerland)	52,363	3,662,254

On Assignment, Inc. †	9,869	325,677

OpenTable, Inc. †	2,161	151,227

Papa John’s International, Inc.	4,476	312,783

Pernod Ricard SA (France)	2,235	277,538

Philip Morris International, Inc.	126,539	10,957,012

Pinnacle Foods, Inc.	8,997	238,151

Pool Corp.	2,780	156,041

Prestige Brands Holdings, Inc. †	11,002	331,380

Prince Frog International Holdings, Ltd. (China)	314,000	219,430

Procter & Gamble Co. (The)	179,668	13,581,104

Reckitt Benckiser Group PLC (United Kingdom)	23,549	1,723,182

Robert Half International, Inc.	29,635	1,156,654

SABMiller PLC (United Kingdom)	22,386	1,139,227

SABMiller PLC (United Kingdom)	7,402	378,488

Shoprite Holdings, Ltd. (South Africa)	26,148	430,754

Spartan Stores, Inc.	8,855	195,341

Suedzucker AG (Germany)	22,035	649,263

TrueBlue, Inc. †	35,903	862,031

Unilever PLC (United Kingdom)	42,996	1,698,393

United Natural Foods, Inc. †	2,735	183,847

USANA Health Sciences, Inc. †	2,182	189,376

Walgreen Co.	86,732	4,666,182

WM Morrison Supermarkets PLC (United Kingdom)	16,466	74,639

Wolseley PLC (United Kingdom)	5,487	283,987

Woolworths, Ltd. (Australia)	16,521	539,436

Zalando GmbH (acquired 9/30/13, cost $89,678) (Private)
(Germany) † ∆∆ F	2	89,678

		98,773,512

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Energy (5.1%)
Alpha Natural Resources, Inc. †	148,944	$887,706

BG Group PLC (United Kingdom)	17,491	334,273

BP PLC (United Kingdom)	258,908	1,815,323

Cabot Oil & Gas Corp.	61,200	2,283,984

Callon Petroleum Co. †	46,944	256,784

Canadian Natural Resources, Ltd. (Canada)	9,000	282,831

Chevron Corp.	35,037	4,256,996

CNOOC, Ltd. (China)	473,000	962,356

ConocoPhillips	129,623	9,010,095

Delek US Holdings, Inc.	7,545	159,124

EPL Oil & Gas, Inc. †	14,981	555,945

Exxon Mobil Corp.	127,435	10,964,507

Ezion Holdings, Ltd. (Singapore)	434,000	761,070

FutureFuel Corp.	28,840	517,966

Gazprom Neft OAO ADR (Russia)	12,877	282,650

Gulfport Energy Corp. †	3,445	221,651

Halliburton Co.	2,800	134,820

Helix Energy Solutions Group, Inc. †	16,759	425,176

Helmerich & Payne, Inc.	16,585	1,143,536

HollyFrontier Corp.	30,999	1,305,368

Key Energy Services, Inc. †	40,760	297,140

Kodiak Oil & Gas Corp. †	21,350	257,481

Lukoil OAO ADR (Russia)	18,029	1,143,039

Marathon Petroleum Corp.	43,856	2,820,818

Occidental Petroleum Corp.	85,953	8,040,044

Oceaneering International, Inc.	18,164	1,475,643

Oil States International, Inc. †	10,300	1,065,638

ONEOK, Inc.	35,400	1,887,528

Pacific Rubiales Energy Corp. (Colombia)	24,053	474,965

Peabody Energy Corp.	43,795	755,464

Petroleo Brasileiro SA ADR (Preference) (Brazil)	25,238	422,232

Phillips 66	73,062	4,224,445

Repsol YPF SA (Spain)	27,675	686,091

Rosetta Resources, Inc. †	3,987	217,132

Royal Dutch Shell PLC Class A (United Kingdom)	56,067	1,851,645

Royal Dutch Shell PLC Class A (United Kingdom)	28,621	943,992

Royal Dutch Shell PLC Class B (United Kingdom)	44,977	1,554,200

Schlumberger, Ltd.	123,937	10,951,073

Statoil ASA (Norway)	44,491	1,009,940

Stone Energy Corp. †	10,127	328,419

Suncor Energy, Inc. (Canada)	13,000	464,822

Surgutneftegas OAO (Preference) (Russia)	1,003,914	722,858

Swift Energy Co. †	12,579	143,652

Tesoro Corp.	23,945	1,053,101

Total SA (France)	32,365	1,878,158

Unit Corp. †	4,833	224,686

Vaalco Energy, Inc. †	52,339	292,052

Valero Energy Corp.	73,222	2,500,531

Dynamic Asset Allocation Growth Fund	33

COMMON STOCKS (60.0%)* cont.	Shares	Value

Energy cont.
W&T Offshore, Inc.	8,953	$158,647

Woodside Petroleum, Ltd. (Australia)	22,752	813,143

		85,220,740
Financials (11.1%)
3i Group PLC (United Kingdom)	145,527	857,024

Access National Corp.	8,614	122,836

ACE, Ltd.	3,296	308,374

Admiral Group PLC (United Kingdom)	2,858	57,049

AG Mortgage Investment Trust, Inc. R	5,046	83,865

Ageas (Belgium)	28,137	1,139,671

Agree Realty Corp. R	8,531	257,466

AIA Group, Ltd. (Hong Kong)	357,800	1,681,534

Aliansce Shopping Centers SA (Brazil)	27,855	250,108

Alleghany Corp. †	4,800	1,966,320

Allianz SE (Germany)	13,638	2,143,910

Allied World Assurance Co. Holdings AG	17,453	1,734,654

Amata Corp. PCL (Thailand)	295,500	165,321

American Capital Agency Corp. R	43,000	970,510

American Equity Investment Life Holding Co.	20,033	425,100

American Financial Group, Inc.	26,972	1,458,106

American International Group, Inc.	139,200	6,769,296

Amtrust Financial Services, Inc.	5,838	228,032

Aon PLC	71,442	5,318,142

Arlington Asset Investment Corp. Class A	5,806	138,067

ARMOUR Residential REIT, Inc. R	27,061	113,656

Ashford Hospitality Trust, Inc. R	31,894	393,572

Asian Pay Television Trust (Units) (Taiwan)	292,000	189,694

Assicurazioni Generali SpA (Italy)	61,226	1,221,737

Associated Banc-Corp.	54,900	850,401

Australia & New Zealand Banking Group, Ltd. (Australia)	47,157	1,354,098

AvalonBay Communities, Inc. R	11,505	1,462,170

AXA SA (France)	67,062	1,553,663

Axis Capital Holdings, Ltd.	33,200	1,437,892

Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	89,099	12,174

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	89,099	995,641

Banco Latinoamericano de Exportaciones SA Class E (Panama)	19,170	477,716

Banco Santander Central Hispano SA (Spain)	141,213	1,151,590

Bangkok Bank PCL NVDR (Thailand)	130,700	818,964

Bank Mandiri (Persero) Tbk PT (Indonesia)	576,000	395,440

Bank of Kentucky Financial Corp.	5,116	139,718

Bank of Yokohama, Ltd. (The) (Japan)	166,000	947,413

Barclays PLC NPR (United Kingdom) †	46,840	61,232

Barclays PLC (United Kingdom)	300,781	1,292,812

Bekasi Fajar Industrial Estate Tbk PT (Indonesia)	4,576,500	187,723

Bellway PLC (United Kingdom)	10,341	220,145

Berkshire Hathaway, Inc. Class B †	19,968	2,266,568

BNP Paribas SA (France)	11,041	746,841

BofI Holding, Inc. †	11,159	723,773

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Financials cont.
Cardinal Financial Corp.	16,585	$274,150

Cathay Financial Holding Co., Ltd. (Taiwan)	245,000	348,852

CBL & Associates Properties, Inc. R	11,436	218,428

Chimera Investment Corp. R	157,631	479,198

China Construction Bank Corp. (China)	1,021,000	785,901

China Overseas Grand Oceans Group, Ltd. (China)	265,000	322,542

China Overseas Land & Investment, Ltd. (China)	117,000	344,699

China Pacific Insurance (Group) Co., Ltd. (China)	186,800	669,560

CIT Group, Inc. †	49,698	2,423,771

Citizens & Northern Corp.	10,720	213,757

City National Corp.	15,492	1,032,697

CNO Financial Group, Inc.	21,464	309,082

Commonwealth Bank of Australia (Australia)	39,137	2,599,942

CoreLogic, Inc. †	62,700	1,696,035

CoreSite Realty Corp. R	3,034	102,974

Credicorp, Ltd. (Peru)	4,795	615,966

Credit Acceptance Corp. †	2,844	315,144

Credit Agricole SA (France) †	96,590	1,065,106

Credit Saison Co., Ltd. (Japan)	17,600	476,102

Credit Suisse Group (Switzerland)	19,481	594,975

CYS Investments, Inc. R	16,395	133,291

DBS Group Holdings, Ltd. (Singapore)	65,000	850,743

Deutsche Bank AG (Germany)	23,345	1,071,903

Dexus Property Group (Australia) R	968,818	908,330

DFC Global Corp. †	31,591	347,185

Discover Financial Services	77,400	3,911,796

Eagle Bancorp, Inc.	8,519	241,003

East West Bancorp, Inc.	13,601	434,552

Eaton Vance Corp.	34,152	1,326,122

Education Realty Trust, Inc. R	32,079	291,919

Encore Capital Group, Inc. †	11,353	520,649

EPR Properties R	4,754	231,710

Erste Group Bank AG (Czech Republic)	11,427	361,123

Federal Realty Investment Trust R	8,900	902,905

Fidelity National Financial, Inc. Class A	62,582	1,664,681

Fifth Third Bancorp	205,500	3,707,220

Financial Institutions, Inc.	11,076	226,615

First Community Bancshares Inc.	10,457	170,972

First Industrial Realty Trust R	10,233	166,491

FirstMerit Corp.	13,029	282,860

Flushing Financial Corp.	10,974	202,470

Genworth Financial, Inc. Class A †	219,636	2,809,144

Glimcher Realty Trust R	19,881	193,840

Goldman Sachs Group, Inc. (The)	55,821	8,831,440

Greenhill & Co., Inc.	4,233	211,142

Grupo Financiero Banorte SAB de CV (Mexico)	174,131	1,085,001

Hammerson PLC (United Kingdom) R	65,160	528,493

Hang Seng Bank, Ltd. (Hong Kong)	58,500	954,145

Dynamic Asset Allocation Growth Fund	35

COMMON STOCKS (60.0%)* cont.	Shares	Value

Financials cont.
Hanmi Financial Corp.	21,958	$363,844

Hanwha Life Insurance Co., Ltd. (South Korea)	48,130	311,260

Hatteras Financial Corp. R	16,200	303,102

Health Care REIT, Inc. R	30,100	1,877,638

Heartland Financial USA, Inc.	7,426	206,888

Hemaraj Land and Development PCL (Thailand)	1,614,400	159,995

Heritage Financial Group, Inc.	9,397	163,696

HFF, Inc. Class A	28,487	713,599

Hongkong Land Holdings, Ltd. (Hong Kong)	22,000	145,200

Housing Development Finance Corp., Ltd. (HDFC) (India)	89,816	1,096,428

HSBC Holdings PLC (United Kingdom)	294,919	3,196,015

Industrial and Commercial Bank of China, Ltd. (China)	1,056,000	736,595

ING Groep NV (Netherlands) †	74,996	847,279

Insurance Australia Group, Ltd. (Australia)	223,055	1,221,477

Intact Financial Corp. (Canada)	2,700	161,940

Invesco Mortgage Capital, Inc. R	8,291	127,598

Investor AB Class B (Sweden)	26,569	806,161

Investors Real Estate Trust R	23,070	190,328

iStar Financial, Inc. † R	19,602	236,008

Itau Unibanco Holding SA ADR (Preference) (Brazil)	39,053	551,428

Jammu & Kashmir Bank, Ltd. (India)	21,087	383,527

Joyo Bank, Ltd. (The) (Japan)	150,000	804,212

JPMorgan Chase & Co.	277,677	14,353,124

KKR & Co. LP	15,400	316,932

Legal & General Group PLC (United Kingdom)	262,070	832,409

Lexington Realty Trust R	45,716	513,391

Lloyds Banking Group PLC (United Kingdom) †	1,863,744	2,220,068

LTC Properties, Inc. R	12,069	458,381

Maiden Holdings, Ltd. (Bermuda)	18,359	216,820

MainSource Financial Group, Inc.	16,488	250,453

MFA Financial, Inc. R	27,206	202,685

Mitsubishi Estate Co., Ltd. (Japan)	16,000	471,397

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	184,500	1,176,881

MS&AD Insurance Group Holdings (Japan)	3,200	83,341

Muenchener Rueckversicherungs AG (Germany)	5,138	1,004,064

Nasdaq OMX Group, Inc. (The)	41,762	1,340,143

National Health Investors, Inc. R	6,743	383,609

Nelnet, Inc. Class A	9,963	383,077

Nordea Bank AB (Sweden)	22,528	271,667

Northern Trust Corp.	39,981	2,174,567

Ocwen Financial Corp. †	5,907	329,433

OFG Bancorp (Puerto Rico)	9,742	157,723

One Liberty Properties, Inc. R	11,170	226,528

ORIX Corp. (Japan)	17,400	282,344

Pacific Premier Bancorp, Inc. †	10,380	139,507

PartnerRe, Ltd.	18,631	1,705,482

Peoples Bancorp, Inc.	10,228	213,561

Persimmon PLC (United Kingdom)	14,745	259,236

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Financials cont.
PHH Corp. †	8,924	$211,856

Philippine National Bank (Philippines) †	158,990	319,149

PNC Financial Services Group, Inc.	71,999	5,216,328

Popular, Inc. (Puerto Rico) †	43,875	1,150,841

Portfolio Recovery Associates, Inc. †	10,882	652,267

Porto Seguro SA (Brazil)	34,668	437,984

Powszechna Kasa Oszczednosci Bank Polski SA (Poland) †	26,485	314,646

Protective Life Corp.	36,267	1,543,161

Prudential PLC (United Kingdom)	84,132	1,567,678

PS Business Parks, Inc. R	6,552	488,910

Public Storage R	15,795	2,535,887

Qatar National Bank SAQ (Qatar) †	3,329	152,503

Regus PLC (United Kingdom)	123,872	364,976

Republic Bancorp, Inc. Class A	6,650	183,208

Resona Holdings, Inc. (Japan)	286,200	1,461,645

Sberbank of Russia ADR (Russia)	118,177	1,424,033

SCOR SE (France)	6,021	199,361

Sekisui House, Ltd. (Japan)	6,000	80,452

Select Income REIT R	8,447	217,933

Shopping Centres Australasia Property Group (Australia) R	104,813	149,604

Simon Property Group, Inc. R	29,624	4,391,166

Skandinaviska Enskilda Banken AB (Sweden)	78,926	836,333

Sovran Self Storage, Inc. R	2,114	159,988

SpareBank 1 SR-Bank ASA (Norway) †	20,328	161,252

St. Joe Co. (The) †	27,185	533,370

Starwood Property Trust, Inc. R	6,429	154,103

State Street Corp.	70,200	4,615,650

Stewart Information Services Corp.	15,163	485,064

Sumitomo Mitsui Financial Group, Inc. (Japan)	34,500	1,665,420

Summit Hotel Properties, Inc. R	29,178	268,146

Sun Hung Kai Properties, Ltd. (Hong Kong)	7,000	95,218

Swedbank AB Class A (Sweden)	38,047	886,246

Symetra Financial Corp.	18,415	328,155

Tanger Factory Outlet Centers R	14,700	479,955

Tokio Marine Holdings, Inc. (Japan)	11,500	374,968

Tokyu Land Corp. (Japan) F	146,000	1,516,517

Toronto-Dominion Bank (Canada)	19,383	1,744,082

UBS AG (Switzerland)	88,324	1,806,816

UniCredit SpA (Italy)	93,546	596,321

Universal Health Realty Income Trust R	2,826	118,325

Validus Holdings, Ltd.	32,360	1,196,673

Visa, Inc. Class A	700	133,770

Vornado Realty Trust R	22,100	1,857,726

WageWorks, Inc. †	6,709	338,469

Walter Investment Management Corp. †	4,078	161,244

Washington Banking Co.	12,808	180,080

Wells Fargo & Co.	59,282	2,449,532

Westfield Group (Australia)	61,570	632,400

Dynamic Asset Allocation Growth Fund	37

COMMON STOCKS (60.0%)* cont.	Shares	Value

Financials cont.
Westfield Retail Trust (Australia) R	24,846	$68,841

Westpac Banking Corp. (Australia)	35,093	1,071,523

Wheelock and Co., Ltd. (Hong Kong)	231,000	1,225,602

		186,323,062
Health care (7.7%)
Abaxis, Inc.	2,361	99,398

AbbVie, Inc.	104,700	4,683,231

ACADIA Pharmaceuticals, Inc. †	22,286	612,196

Accuray, Inc. †	21,081	155,789

Actelion, Ltd. (Switzerland)	11,720	832,005

Aegerion Pharmaceuticals, Inc. †	1,334	114,337

Alere, Inc. †	11,699	357,638

Align Technology, Inc. †	4,574	220,101

Alkermes PLC †	4,931	165,780

Amedisys, Inc. †	9,762	168,102

AmerisourceBergen Corp.	59,285	3,622,314

Amgen, Inc.	67,905	7,601,286

AmSurg Corp. †	7,233	287,150

Array BioPharma, Inc. †	21,755	135,316

Aspen Pharmacare Holdings, Ltd. (South Africa)	14,248	372,865

Astellas Pharma, Inc. (Japan)	16,500	839,310

AstraZeneca PLC (United Kingdom)	47,359	2,465,309

athenahealth, Inc. †	996	108,126

Auxilium Pharmaceuticals, Inc. †	10,854	197,868

Bayer AG (Germany)	20,186	2,380,221

Bio-Reference Labs, Inc. † S	2,481	74,132

Biospecifics Technologies Corp. †	2,727	53,095

Bristol-Myers Squibb Co.	154,200	7,136,376

Celgene Corp. †	43,868	6,752,601

Centene Corp. †	2,061	131,822

Chemed Corp.	7,844	560,846

CIGNA Corp.	63,600	4,888,296

Coloplast A/S Class B (Denmark)	20,895	1,189,701

Computer Programs & Systems, Inc.	1,756	102,726

Conatus Pharmaceuticals, Inc. †	3,086	31,014

Conmed Corp.	14,594	496,050

Covidien PLC	4,121	251,134

Cubist Pharmaceuticals, Inc. †	8,702	553,012

Cyberonics, Inc. †	2,157	109,446

DexCom, Inc. †	5,127	144,735

Eli Lilly & Co.	94,447	4,753,518

Endo Health Solutions, Inc. †	8,428	382,968

Exact Sciences Corp. †	2,203	26,017

Gentium SpA ADR (Italy) †	25,160	682,591

GlaxoSmithKline PLC (United Kingdom)	95,291	2,402,704

Globus Medical, Inc. Class A †	9,311	162,570

Greatbatch, Inc. †	17,901	609,171

Grifols SA ADR (Spain)	5,205	157,607

38 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Health care cont.
Haemonetics Corp. †	4,305	$171,683

HCA Holdings, Inc.	44,926	1,920,587

Health Net, Inc. †	6,534	207,128

HealthSouth Corp. †	15,004	517,338

Hi-Tech Pharmacal Co., Inc.	3,135	135,275

Hill-Rom Holdings, Inc.	10,426	373,564

Hisamitsu Pharmaceutical Co., Inc. (Japan)	12,700	708,032

Hypermarcas SA (Brazil)	45,000	363,037

Incyte Corp., Ltd. †	2,756	105,141

Insulet Corp. †	6,628	240,199

Insys Therapeutics, Inc. †	20,222	707,568

Isis Pharmaceuticals, Inc. †	3,393	127,373

Jazz Pharmaceuticals PLC †	12,872	1,183,838

Johnson & Johnson	44,582	3,864,814

Kindred Healthcare, Inc.	13,538	181,815

Lexicon Pharmaceuticals, Inc. †	29,064	68,882

Magellan Health Services, Inc. †	2,505	150,200

McKesson Corp.	47,751	6,126,453

MedAssets, Inc. †	19,210	488,318

Medicines Co. (The) †	8,796	294,842

Merck & Co., Inc.	22,071	1,050,800

Merck KGaA (Germany)	1,410	220,032

NewLink Genetics Corp. †	4,562	85,674

Novartis AG (Switzerland)	21,369	1,642,224

Novo Nordisk A/S Class B (Denmark)	11,381	1,932,237

NPS Pharmaceuticals, Inc. †	5,391	171,488

NxStage Medical, Inc. †	10,033	132,034

Omega Healthcare Investors, Inc. R	5,785	172,798

Orion OYJ Class B (Finland)	28,622	720,990

PDL BioPharma, Inc.	6,371	50,777

Pfizer, Inc.	494,381	14,193,679

Providence Service Corp. (The) †	17,351	497,800

Questcor Pharmaceuticals, Inc.	7,590	440,220

Ramsay Health Care, Ltd. (Australia)	21,951	741,512

Receptos, Inc. †	2,610	67,782

Repligen Corp. †	10,234	113,495

Richter Gedeon Nyrt (Hungary)	19,087	332,096

Roche Holding AG-Genusschein (Switzerland)	13,033	3,514,954

Salix Pharmaceuticals, Ltd. †	15,270	1,021,258

Sanofi (France)	30,059	3,048,680

Santarus, Inc. †	6,794	153,341

Sequenom, Inc. † S	33,636	89,808

Shanghai Fosun Pharmaceutical Group Co., Ltd. (China)	152,000	264,573

Shire PLC (United Kingdom)	5,984	240,056

Sinopharm Group Co. (China)	121,200	304,098

Spectrum Pharmaceuticals, Inc. S	13,889	116,529

St. Jude Medical, Inc.	74,000	3,969,360

STAAR Surgical Co. †	26,628	360,543

Dynamic Asset Allocation Growth Fund 39

COMMON STOCKS (60.0%)* cont.	Shares	Value

Health care cont.
Stada Arzneimittel AG (Germany)	2,309	$117,093

Steris Corp.	4,682	201,139

Suzuken Co., Ltd. (Japan)	10,200	335,175

TearLab Corp. †	6,291	69,578

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	4,346	164,192

Trinity Biotech PLC ADR (Ireland)	8,212	178,693

Triple-S Management Corp. Class B (Puerto Rico) †	5,621	103,370

United Therapeutics Corp. †	12,952	1,021,265

Ventas, Inc. R	32,700	2,011,050

ViroPharma, Inc. †	32,145	1,263,299

Warner Chilcott PLC Class A	111,807	2,554,790

WellCare Health Plans, Inc. †	9,912	691,263

WellPoint, Inc.	69,100	5,777,451

Zimmer Holdings, Inc.	40,700	3,343,098

		128,486,855
Technology (8.4%)
Acacia Research Corp.	4,512	104,047

Accenture PLC Class A	96,300	7,091,532

Actuate Corp. †	53,442	392,799

Acxiom Corp. †	18,661	529,786

Amadeus IT Holding SA Class A (Spain)	1,905	67,522

Anixter International, Inc. †	6,135	537,794

AOL, Inc. †	55,066	1,904,182

Apple, Inc.	45,224	21,560,542

ASML Holding NV (Netherlands)	12,090	1,193,985

ASML Holding NV ADR (Netherlands)	1,299	128,289

Aspen Technology, Inc. †	8,792	303,764

ASUSTeK Computer, Inc. (Taiwan)	14,000	111,509

AVG Technologies NV (Netherlands) †	8,873	212,420

Avnet, Inc.	28,600	1,192,906

Baidu, Inc. ADR (China) †	1,591	246,891

Bottomline Technologies, Inc. †	3,331	92,868

Brady Corp. Class A	11,342	345,931

Broadcom Corp. Class A	60,874	1,583,333

Brocade Communications Systems, Inc. †	190,337	1,532,213

CACI International, Inc. Class A †	1,502	103,803

Calix, Inc. †	8,083	102,897

Cap Gemini (France)	15,815	940,753

Casetek Holdings, Ltd. (Taiwan)	100,000	536,071

Cavium, Inc. †	2,677	110,292

Ceva, Inc. †	8,254	142,382

Cirrus Logic, Inc. †	15,161	343,851

Cisco Systems, Inc.	393,043	9,205,067

Commvault Systems, Inc. †	4,090	359,225

Cornerstone OnDemand, Inc. †	4,207	216,408

CSG Systems International, Inc.	3,904	97,795

EMC Corp.	176,100	4,501,116

EnerSys	11,481	696,093

40 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Technology cont.
Entegris, Inc. †	25,630	$260,145

Fairchild Semiconductor International, Inc. †	9,676	134,400

FANUC Corp. (Japan)	4,800	791,576

FEI Co.	4,627	406,251

Gemalto NV (Netherlands) S	8,196	880,052

GenMark Diagnostics, Inc. †	31,698	385,131

Google, Inc. Class A †	9,523	8,341,291

HCL Technologies, Ltd. (India)	30,887	536,384

Hon Hai Precision Industry Co., Ltd. (Taiwan) †	161,641	414,941

IBM Corp.	19,502	3,611,380

Infoblox, Inc. †	6,271	262,253

Integrated Silicon Solutions, Inc. †	31,692	345,126

IntraLinks Holdings, Inc. †	26,627	234,318

Ixia †	3,400	53,278

Keyence Corp. (Japan)	3,500	1,326,365

Konica Minolta Holdings, Inc. (Japan)	96,500	808,953

L-3 Communications Holdings, Inc.	18,409	1,739,651

Lam Research Corp. †	35,357	1,809,925

Lexmark International, Inc. Class A	30,995	1,022,835

Magnachip Semiconductor Corp. (South Korea) †	22,396	482,186

Manhattan Associates, Inc. †	4,506	430,098

Marvell Technology Group, Ltd.	100,800	1,159,200

Mellanox Technologies, Ltd. (Israel) †	3,837	145,653

Mentor Graphics Corp.	24,945	582,965

Microsemi Corp. †	6,178	149,817

Microsoft Corp.	367,609	12,245,056

MTS Systems Corp.	2,405	154,762

Netscout Systems, Inc. †	8,322	212,794

NHN Corp. (South Korea)	777	402,716

NIC, Inc.	6,829	157,818

Nomura Research Institute, Ltd. (Japan)	22,000	763,213

NTT Data Corp. (Japan)	12,200	410,204

NVIDIA Corp.	96,705	1,504,730

NXP Semiconductor NV †	2,300	85,583

Omnivision Technologies, Inc. †	18,662	285,715

Omron Corp. (Japan)	35,800	1,291,124

Oracle Corp.	340,868	11,306,592

Perficient, Inc. †	13,594	249,586

Photronics, Inc. †	25,022	195,922

Plantronics, Inc.	2,125	97,856

Polycom, Inc. †	13,667	149,244

Procera Networks, Inc. †	10,837	167,865

PTC, Inc. †	7,973	226,672

QLIK Technologies, Inc. †	4,284	146,684

Quantum Corp. †	129,288	178,417

Radiant Opto-Electronics Corp. (Taiwan)	111,240	396,923

RF Micro Devices, Inc. †	84,726	477,855

Riverbed Technology, Inc. †	42,100	614,239

Dynamic Asset Allocation Growth Fund	41

COMMON STOCKS (60.0%)* cont.	Shares	Value

Technology cont.
Rockwell Automation, Inc.	24,300	$2,598,642

Rovi Corp. †	13,383	256,552

Safeguard Scientifics, Inc. †	11,183	175,461

Samsung Electronics Co., Ltd. (South Korea)	2,633	3,349,209

SAP AG (Germany)	9,999	739,529

Sartorius AG (Preference) (Germany)	1,842	205,735

SciQuest, Inc. †	4,332	97,297

Semtech Corp. †	6,510	195,235

Silicon Graphics International Corp. †	6,975	113,344

Silicon Image, Inc. †	40,689	217,279

SINA Corp. (China) †	3,008	244,159

SK Hynix, Inc. (South Korea) †	27,630	777,730

SoftBank Corp. (Japan)	26,100	1,802,930

Sparton Corp. †	9,102	232,101

SS&C Technologies Holdings, Inc. †	7,969	303,619

Symantec Corp.	171,468	4,243,833

Synaptics, Inc. †	7,534	333,606

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	353,350	1,201,058

Tech Data Corp. †	5,630	280,993

Telefonaktiebolaget LM Ericsson Class B (Sweden)	27,505	365,923

Tencent Holdings, Ltd. (China)	22,200	1,164,399

Teradyne, Inc. †	46,668	770,955

Tyler Technologies, Inc. †	4,340	379,620

Ultimate Software Group, Inc. †	3,691	544,053

Ultra Clean Holdings, Inc. †	23,484	162,274

Unisys Corp. †	10,699	269,508

United Internet AG (Germany)	18,967	718,466

VeriFone Systems, Inc. †	8,737	199,728

Verint Systems, Inc. †	5,399	200,087

Western Digital Corp.	32,648	2,069,883

XO Group, Inc. †	17,038	220,131

Yandex NV Class A (Russia) †	16,731	609,343

Zynga, Inc. Class A †	29,567	108,807

		139,675,299
Transportation (1.0%)
Aegean Marine Petroleum Network, Inc. (Greece)	40,479	480,081

Bangkok Expressway PCL (Thailand)	341,100	376,213

Beijing Capital International Airport Co., Ltd. (China)	168,000	110,038

Central Japan Railway Co. (Japan)	13,900	1,778,951

ComfortDelgro Corp., Ltd. (Singapore)	443,000	695,636

Con-way, Inc.	14,556	627,218

Delta Air Lines, Inc.	155,577	3,670,061

Deutsche Post AG (Germany)	24,935	827,478

Hawaiian Holdings, Inc. † S	27,768	206,594

Hitachi Transport System, Ltd. (Japan)	10,800	150,087

International Consolidated Airlines Group SA (Spain) †	191,320	1,045,662

Japan Airlines Co., Ltd. (Japan) UR	6,800	410,926

Jaypee Infratech, Ltd. (India) †	130,757	32,791

42 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.0%)* cont.	Shares	Value

Transportation cont.
Quality Distribution, Inc. †	24,975	$230,769

SkyWest, Inc.	14,448	209,785

Southwest Airlines Co.	143,700	2,092,272

Spirit Airlines, Inc. †	11,497	394,002

StealthGas, Inc. (Greece) †	23,279	212,770

Swift Transportation Co. †	32,132	648,745

Turk Hava Yollari Anonim Ortakligi (THY) (Turkey)	58,059	221,309

Universal Truckload Services, Inc.	1,237	32,978

US Airways Group, Inc. † S	27,748	526,102

Wabtec Corp.	19,742	1,241,180

Yamato Transport Co., Ltd. (Japan)	32,400	729,119

		16,950,767
Utilities and power (1.5%)
AES Corp.	116,670	1,550,544

American Electric Power Co., Inc.	69,000	2,991,150

Beijing Enterprises Water Group, Ltd. (China)	1,618,000	673,828

Centrica PLC (United Kingdom)	85,625	512,472

China Resources Gas Group, Ltd. (China)	202,000	516,727

China Resources Power Holdings Co., Ltd. (China)	84,000	199,714

Chubu Electric Power Co., Inc. (Japan)	15,100	206,771

Cia Energetica de Minas Gerais ADR (Brazil)	6,884	59,478

CMS Energy Corp.	24,873	654,657

Enel SpA (Italy)	204,201	782,350

Energias de Portugal (EDP) SA (Portugal)	53,325	194,780

ENI SpA (Italy)	67,057	1,537,672

Entergy Corp.	28,924	1,827,708

GDF Suez (France)	42,450	1,066,447

Kansai Electric Power, Inc. (Japan) †	129,000	1,653,594

Kinder Morgan, Inc.	66,300	2,358,291

Metro Pacific Investments Corp. (Philippines)	2,936,100	303,455

Origin Energy, Ltd. (Australia)	28,374	373,229

PG&E Corp.	49,190	2,012,855

PPL Corp.	29,800	905,324

Red Electrica Corporacion SA (Spain)	20,868	1,187,690

Tenaga Nasional Bhd (Malaysia)	156,600	433,839

Tokyo Gas Co., Ltd. (Japan)	101,000	552,805

UGI Corp.	23,100	903,903

United Utilities Group PLC (United Kingdom)	72,956	816,130

Veolia Environnement SA (France)	19,142	326,940

		24,602,353

Total common stocks (cost $807,665,858)		$1,002,810,654

CORPORATE BONDS AND NOTES (11.0%)*	Principal amount	Value

Basic materials (0.9%)
Agrium, Inc. sr. unsec. notes 4.9s, 2043 (Canada)	$67,000	$60,885

Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	76,000	81,563

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	40,000	42,001

Dynamic Asset Allocation Growth Fund 43

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Basic materials cont.
ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	$425,000	$524,715

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	90,000	85,275

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	411,000	385,826

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	455,000	491,400

Barrick Gold Corp. sr. unsec. unsub. notes 3.85s, 2022 (Canada)	65,000	57,485

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	170,000	175,950

Boise Cascade Co. 144A company guaranty sr. unsec. notes
6 3/8s, 2020	40,000	41,300

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	135,000	129,600

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	300,000	313,500

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	200,000	219,000

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	205,000	201,925

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	57,000	66,825

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	245,000	287,844

CPG Merger Sub LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	40,000	40,800

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	195,000	182,404

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	135,000	172,175

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	265,000	273,174

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	50,000	47,367

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	40,000	38,910

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	170,000	172,450

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	75,000	72,053

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	355,000	372,750

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019	65,000	71,718

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	165,000	177,788

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	340,000	357,000

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	115,000	115,431

FQM Akubra, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)	50,000	51,375

Graphic Packaging International, Inc. company guaranty
sr. unsec. notes 4 3/4s, 2021	195,000	189,150

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	315,000	375,638

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020	185,000	191,706

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	145,000	145,000

44 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Basic materials cont.
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		$130,000	$127,075

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		165,000	170,775

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		140,000	155,400

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		265,000	291,500

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		220,000	208,450

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		250,000	218,125

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		170,000	182,750

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	107,785	147,303

International Paper Co. sr. unsec. notes 7.95s, 2018		$725,000	899,889

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		325,000	370,500

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		250,000	270,938

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		135,000	179,025

LyondellBasell Industries NV sr. unsec. notes 6s, 2021		895,000	1,021,490

LyondellBasell Industries NV sr. unsec. unsub. notes
5 3/4s, 2024		285,000	318,751

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019		365,000	401,772

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)		19,000	18,683

Momentive Performance Materials, Inc. company guaranty
sr. notes 10s, 2020		30,000	31,313

Momentive Performance Materials, Inc. company guaranty
sr. notes 8 7/8s, 2020		10,000	10,475

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		135,000	139,050

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		65,000	63,096

NOVA Chemicals Corp. 144A sr. notes 5 1/4s, 2023 (Canada)		65,000	65,790

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		225,000	246,938

Nufarm Australia, Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		75,000	75,750

Orion Engineered Carbons Bondco GmbH 144A company
guaranty sr. notes 9 5/8s, 2018 (Germany)		20,000	22,100

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		210,000	217,875

Pinnacle Operating Corp. 144A company guaranty
sr. notes 9s, 2020		35,000	35,831

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023		25,000	23,625

PQ Corp. 144A sr. notes 8 3/4s, 2018		170,000	181,475

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 3 1/2s, 2020 (Australia)		10,000	9,939

Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022		239,000	247,874

Dynamic Asset Allocation Growth Fund 45

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Basic materials cont.
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019		$210,000	$223,170

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		180,000	200,700

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017		175,000	181,125

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		155,000	161,588

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		135,000	127,575

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		55,000	59,675

SPCM SA 144A sr. unsec. bonds 6s, 2022 (France)		55,000	55,022

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020		20,000	21,625

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022		40,000	41,400

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019		50,000	52,125

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023		25,000	23,625

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)		300,000	339,000

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020		255,000	252,450

USG Corp. sr. unsec. notes 9 3/4s, 2018		175,000	202,563

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		340,000	326,400

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R		105,000	122,822

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R		355,000	432,378

			15,388,783
Capital goods (0.7%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		355,000	374,525

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019		420,000	465,150

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	315,000	454,461

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		$200,000	193,000

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		75,000	81,750

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		175,000	173,250

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		145,000	156,963

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		285,000	329,175

Beverage Packaging Holdings Luxembourg II SA company
guaranty sr. sub. notes Ser. REGS, 9 1/2s, 2017	EUR	130,000	181,806

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		$250,000	260,000

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		105,000	118,802

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		130,000	130,000

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		125,000	141,563

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		335,000	362,638

46 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Capital goods cont.
Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		$35,000	$37,450

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		305,000	278,313

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	65,000	93,598

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$235,000	221,690

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		812,000	841,435

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		225,000	163,125

Gardner Denver, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2021		35,000	34,563

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042		150,000	124,946

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022		100,000	90,480

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020		215,000	217,150

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		175,000	190,313

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		805,000	1,009,577

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		85,000	82,663

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		360,000	338,400

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		420,000	431,550

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		270,000	286,200

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		65,000	65,507

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		200,000	203,500

Reynolds Group Issuer, Inc. Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		100,000	109,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		130,000	130,488

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		200,000	216,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		105,000	110,250

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		200,000	201,500

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018		195,000	196,871

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		110,000	118,250

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		200,000	217,000

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		55,000	57,750

Dynamic Asset Allocation Growth Fund 47

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Capital goods cont.
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	$325,000	$328,656

Thermadyne Holdings Corp. company guaranty
sr. notes 9s, 2017	290,000	312,475

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020	110,000	110,825

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	285,000	303,525

TransDigm, Inc. 144A sr. unsec. sub. notes 7 1/2s, 2021	55,000	59,125

Triumph Group, Inc. unsec. sub. FRN notes 4 7/8s, 2021	180,000	173,250

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	130,000	126,282

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	265,000	260,690

		11,165,980
Communication services (1.3%)
Adelphia Communications Corp. escrow bonds zero %, 2014	200,000	1,500

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	140,000	146,276

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	203,405

American Tower Corp. sr. unsec. notes 7s, 2017 R	210,000	241,774

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	205,000	227,852

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	125,000	135,096

AT&T, Inc. sr. unsec. unsub. notes 4.35s, 2045	334,000	275,699

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	525,000	602,438

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	89,200

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	150,000	168,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	188,700

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	110,000	101,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	162,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	167,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	85,000	78,413

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	235,000	247,925

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	50,000	48,813

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	40,000	42,300

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	95,000	98,990

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	360,000	376,650

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	333,000	418,968

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	35,000	42,018

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	150,000	166,000

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	107,250

48 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Communication services cont.
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	$170,000	$156,400

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	145,000	155,150

CyrusOne LP/CyrusOne Finance Corp. company guaranty
sr. unsec. notes 6 3/8s, 2022	80,000	79,400

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	195,000	270,209

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	225,000	233,156

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	390,000	444,600

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	165,000	173,456

Equinix, Inc. sr. unsec. notes 7s, 2021	120,000	128,100

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	80,000	91,600

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	305,000	337,025

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	115,000	127,075

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	60,000	60,000

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	290,000	306,675

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	320,000	344,800

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)	130,000	136,175

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	210,000	226,800

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	105,000	104,213

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	430,000	453,650

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	530,000	548,550

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	90,000	115,156

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	185,000	203,963

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	185,000	202,113

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	45,000	48,150

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	210,000	212,100

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	125,000	130,625

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	290,000	290,725

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	250,000	251,250

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021 (Mexico)	230,000	163,300

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)	65,000	67,275

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)	185,000	167,888

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Communication services cont.
Orange sr. unsec. unsub. notes 4 1/8s, 2021 (France)	$132,000	$132,957

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	230,000	255,875

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	160,000	150,800

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	678,000	729,957

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	85,000	95,069

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	225,000	291,226

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	13,000	14,040

SBA Telecommunications, Inc. notes 5 3/4s, 2020	70,000	69,475

SBA Tower Trust 144A notes 2.933s, 2017	610,000	617,412

SES 144A company guaranty sr. unsec. notes 3.6s,
2023 (France)	222,000	208,821

Sprint Capital Corp. company guaranty 6 7/8s, 2028	965,000	861,263

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023	440,000	448,800

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021	180,000	181,800

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	225,000	254,250

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	205,000	235,750

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	125,000	126,875

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	485,000	568,663

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018	85,000	86,488

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	205,000	259,782

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	570,000	546,617

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	240,000	236,806

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	105,000	97,846

Time Warner Entertainment Co., LP company guaranty
sr. unsec. bonds 8 3/8s, 2033	688,000	750,039

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)	150,000	162,480

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	1,120,000	1,245,085

Verizon Communications, Inc. sr. unsec. unsub. notes
4 1/2s, 2020	195,000	208,335

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	260,000	247,000

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	85,000	92,438

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	155,000	167,013

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)	360,000	372,600

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)	400,000	425,000

Windstream Holdings, Inc. company guaranty sr. unsec. notes
6 3/8s, 2023	110,000	100,650

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Communication services cont.
Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2018	$85,000	$91,375

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2017	385,000	429,275

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	160,000	165,200

		21,494,858
Consumer cyclicals (1.7%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	39,113

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	270,000	307,800

American Media, Inc. 144A notes 13 1/2s, 2018	11,246	11,808

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	90,000	101,813

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	70,000	72,888

Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	120,000	126,000

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	105,000	114,975

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	105,000	100,800

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	121,000	121,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	90,000	84,150

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	265,000	266,325

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	125,000	122,612

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	240,000	259,200

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	102,125

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	102,125

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019	205,000	228,063

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	75,000	77,063

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	350,000	355,250

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 9s, 2020	855,000	804,769

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	100,000	121,216

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	175,000	182,875

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	45,000	49,331

Dynamic Asset Allocation Growth Fund	51

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	$120,000	$114,600

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	160,000	165,200

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	175,000	196,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	30,000	27,600

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	125,000	135,000

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017 ‡‡	413,162	443,116

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2021	275,000	266,063

Clear Channel Communications, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2019	250,000	245,000

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020	375,000	386,250

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023	290,000	273,325

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	190,000	197,125

D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023	45,000	45,450

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	265,000	275,600

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	49,000	48,246

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	245,000	278,075

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	395,000	412,887

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	167,000	179,734

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	370,000	390,350

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	60,000	56,025

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	146,000	160,699

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	210,000	251,290

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	825,000	1,025,459

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019	155,000	153,450

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020	115,000	112,700

General Motors Co. 144A sr. unsec. notes 6 1/4s, 2043	80,000	78,800

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023	85,000	77,669

General Motors Financial Co., Inc. 144A sr. unsec. notes
3 1/4s, 2018	222,000	215,895

General Motors Financial Co., Inc. 144A sr. unsec. notes
2 3/4s, 2016	318,000	317,205

Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018	165,000	167,475

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		$160,000	$166,400

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	325,000	321,144

Griffey Intermediate, Inc. /Griffey Finance Sub LLC 144A
sr. notes 7s, 2020		$205,000	153,750

Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)		460,000	529,926

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		190,000	204,725

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		170,000	188,576

Host Hotels & Resorts LP company guaranty sr. unsec. unsub.
notes Ser. Q, 6 3/4s, 2016 R		21,000	21,305

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		89,000	97,123

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		41,000	42,557

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021 R		220,000	219,837

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		50,000	46,723

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		300,000	308,250

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		195,000	215,963

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		130,000	121,875

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		160,000	166,400

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		205,000	215,250

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		280,000	318,500

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		95,000	97,613

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		35,000	36,948

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		140,000	147,350

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		270,000	292,275

L Brands, Inc. sr. notes 5 5/8s, 2022		105,000	107,625

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		165,000	165,000

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023		250,000	257,188

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		85,000	78,200

Liberty Interactive, LLC sr. unsec. unsub. notes 8 1/4s, 2030		195,000	204,750

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		380,000	408,500

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029		275,000	314,740

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		104,000	117,647

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042		220,000	209,946

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043		178,000	150,422

Dynamic Asset Allocation Growth Fund	53

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	$70,000	$69,301

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	695,000	701,875

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	275,000	301,813

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	175,000	171,938

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	215,000	240,263

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	95,000	103,313

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	150,000	157,500

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	145,000	166,750

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	135,000	146,813

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	50,000	51,625

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A sr.
unsec. notes 7 1/2s, 2018 ‡‡	175,000	176,750

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	117,000	120,072

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	666,616	731,611

Navistar International Corp. sr. notes 8 1/4s, 2021	342,000	347,130

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	275,000	280,500

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	180,000	177,300

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	175,000	178,938

News America Holdings, Inc. debs. 7 3/4s, 2045	210,000	257,098

News America, Inc. company guaranty sr. unsec. unsub.
notes 6.2s, 2034	15,000	16,240

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	110,000	111,925

Nielsen Co. Luxembourg SARL (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	70,000	70,175

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 4 1/2s, 2020	95,000	91,438

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	280,000	307,300

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	75,000	81,563

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	55,000	53,660

Owens Corning company guaranty sr. unsec. notes 9s, 2019	113,000	136,448

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	195,000	191,100

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	145,000	155,513

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	125,000	126,563

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	155,000	163,040

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	$285,000	$319,913

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	195,000	196,950

Quiksilver, Inc./QS Wholesale, Inc. 144A company guaranty
sr. unsec. notes 7 7/8s, 2018	25,000	26,250

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. unsec.
notes 10s, 2020	25,000	26,313

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	55,000	63,938

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	87,400

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	61,325

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	149,000	164,645

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	95,000	89,300

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021	145,000	134,125

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	180,000	196,200

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	295,000	326,713

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	110,000	113,575

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	330,000	359,700

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	220,000	237,050

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)	200,000	224,000

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	85,000	80,750

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	90,000	89,325

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021 ##	85,000	84,788

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	245,000	246,838

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	55,000	53,075

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021	220,000	209,550

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	10,000	10,375

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	15,000	15,675

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	200,000	212,500

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	85,000	85,000

Stanley Black & Decker, Inc. company guaranty sr. unsec. unsub.
notes 2.9s, 2022	255,000	239,816

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	100,000	95,500

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	47,000	50,995

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	85,000	79,900

Dynamic Asset Allocation Growth Fund	55

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	$245,000	$267,663

Time Warner, Inc. company guaranty sr. unsec. notes
3.15s, 2015	30,000	31,227

TJX Cos., Inc. sr. unsec. notes 2 1/2s, 2023	130,000	120,193

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	50,000	49,250

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	190,075	197,678

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017	100,000	114,500

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	60,000	60,300

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014	330,000	337,425

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021	275,000	301,125

Viacom, Inc. sr. unsec. unsub. notes 4 1/2s, 2021	210,000	219,173

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	540,000	670,276

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	80,000	78,072

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	30,000	28,795

		28,916,813
Consumer staples (0.7%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	315,000	249,638

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	95,000	82,650

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	51,000	67,423

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	7,000	9,244

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	255,000	232,472

Anheuser-Busch InBev Worldwide, Inc. company guaranty
unsec. unsub. notes 5 3/8s, 2020	315,000	362,064

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	105,000	111,563

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	80,000	92,200

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019	65,000	70,525

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	90,000	83,250

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	125,000	118,750

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	13,000	16,187

Bunge Ltd., Finance Corp. company guaranty unsec. unsub.
notes 4.1s, 2016	122,000	128,957

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	180,000	202,050

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	185,000	163,674

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Consumer staples cont.
Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018		$70,000	$78,750

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		240,000	256,800

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020		60,000	59,400

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		280,000	310,100

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023		60,000	54,900

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		350,000	398,125

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		110,000	117,150

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R		50,000	47,375

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R		60,000	55,875

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037		205,000	217,022

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018		295,000	325,975

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		35,000	39,638

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		290,000	319,725

Delhaize Group company guaranty sr. unsec. notes 5.7s,
2040 (Belgium)		615,000	600,766

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)		125,000	130,359

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		285,000	317,063

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		240,000	256,800

Erac USA Finance, LLC 144A unsec. sub. notes 7s, 2037		145,000	171,807

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)		200,000	176,076

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020		275,000	262,281

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		100,000	107,750

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022		120,000	123,900

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		105,000	108,150

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	250,000	354,413

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		$65,000	64,350

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		85,000	89,463

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. bonds
7 1/4s, 2021 (Brazil)		55,000	54,725

Kerry Group Financial Services 144A company guaranty
sr. unsec. notes 3.2s, 2023 (Ireland)		487,000	449,578

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		180,000	211,819

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042		40,000	39,625

Dynamic Asset Allocation Growth Fund	57

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Consumer staples cont.
Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.4s, 2017	$74,000	$85,281

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	130,000	136,175

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	420,000	444,150

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020	301,000	320,565

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	56,000	69,919

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	174,000	202,391

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	135,000	131,550

Mondelez International, Inc. sr. unsec. notes 6 1/2s, 2017	20,000	23,259

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	185,000	235,502

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	115,000	120,894

Post Holdings, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2022	25,000	26,281

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018	315,000	334,688

Revlon Consumer Products Corp. 144A company guaranty
sr. unsec. notes 5 3/4s, 2021	280,000	269,500

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020	210,000	238,350

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	80,000	89,400

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	250,000	249,154

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	185,000	191,475

Sun Merger Sub, Inc. 144A company guaranty sr. unsec. sub.
notes 5 7/8s, 2021	50,000	50,625

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018	35,000	35,788

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	355,000	398,013

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	160,000	174,000

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	275,000	308,000

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020	70,000	71,400

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	110,000	117,259

		12,114,026
Energy (1.5%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	100,000	102,750

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	80,000	82,200

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	335,000	314,900

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	190,000	157,225

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	410,000	511,118

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	93,000	104,399

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022	170,000	166,429

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Energy cont.
Apache Corp. sr. unsec. unsub. notes 5.1s, 2040		$15,000	$14,841

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		257,000	262,140

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		125,000	130,938

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017		195,000	207,188

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)		430,000	452,170

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)		300,000	339,212

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		390,000	425,100

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		200,000	225,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		230,000	242,650

Chesapeake Energy Corp. company guaranty notes
6 1/2s, 2017		95,000	104,738

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	50,000	72,378

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		$60,000	60,150

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		255,000	259,463

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		275,000	292,875

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		135,000	132,975

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		110,000	109,725

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		105,000	75,075

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		530,000	568,425

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		310,000	329,375

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		430,000	432,688

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023		245,000	240,100

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		325,000	345,313

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 7 1/8s, 2022		80,000	82,200

CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
7 1/8s, 2021		125,000	122,500

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		339,000	371,205

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		50,000	52,875

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		545,000	519,113

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Energy cont.
Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	$185,000	$185,925

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021	180,000	181,350

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	201,000	218,085

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	158,000	184,612

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,000,000	1,042,450

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	420,000	436,800

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	290,000	303,050

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	65,000	68,738

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	535,000	548,375

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	20,000	21,275

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	80,000	80,200

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	245,000	259,394

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	85,000	91,163

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	80,000	96,019

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	130,000	135,525

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	60,000	75,708

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	300,000	297,000

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	375,000	409,688

Kodiak Oil & Gas Corp. 144A sr. unsec. unsub. notes
5 1/2s, 2022	45,000	43,875

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	355,000	394,050

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	480,000	452,400

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada) (In default) †	100,000	58,000

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	175,000	176,313

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	110,000	107,250

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	275,000	207,625

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	207,375

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	245,000	244,564

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Energy cont.
Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	$270,000	$270,675

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	135,000	143,438

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	195,000	205,725

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	245,000	257,507

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	180,000	175,500

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	190,000	212,325

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	190,000	189,525

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	410,000	397,700

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	215,000	233,275

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,920,000	1,820,794

Plains Exploration & Production Co. company guaranty
sr. unsec. notes 6 3/4s, 2022	965,000	1,032,828

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	115,000	123,913

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	95,000	91,913

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	315,000	339,413

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	70,000	66,500

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	995,000	1,094,500

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	95,000	96,425

Samson Investment Co. 144A sr. unsec. notes 10 1/4s, 2020	515,000	545,900

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	95,000	95,950

Seven Generations Energy Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	80,000	83,008

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	205,000	217,813

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	270,000	281,938

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	125,000	130,000

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	105,000	109,200

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	40,000	40,700

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	110,000	115,598

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	55,000	58,025

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	210,000	215,250

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039 (Bermuda)	685,000	924,271

Dynamic Asset Allocation Growth Fund	61

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Energy cont.
Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	$245,000	$248,675

Whiting Petroleum Corp. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021	215,000	219,838

Williams Cos., Inc. (The) notes 7 3/4s, 2031	16,000	18,134

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	43,000	51,281

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	85,000	86,169

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	320,000	337,600

		24,967,548
Financials (2.1%)
Abbey National Treasury Services PLC/London bank guaranty
sr. unsec. unsub. notes FRN 1.844s, 2014 (United Kingdom)	135,000	136,042

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	890,000	950,796

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	495,000	639,792

Aflac, Inc. sr. unsec. notes 6.9s, 2039	220,000	272,362

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020	110,000	108,350

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017	210,000	223,650

Allegion US Holding Co., Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2021	60,000	60,750

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	224,563

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	160,000	172,400

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	145,000	166,750

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	140,000	157,325

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	174,375

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	412,000	482,246

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	437,000	497,632

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	209,000	248,263

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	425,000	423,938

AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual
maturity (France)	305,000	293,181

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	185,000	180,187

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	60,000	67,685

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	270,000	273,464

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,678

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	588,000	761,589

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	100,000	111,079

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)	525,000	472,500

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	640,000	675,566

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Financials cont.
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	$90,000	$81,696

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	110,000	111,719

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	411,000	415,151

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	190,000	199,655

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	85,000	90,738

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	100,000	93,750

CIT Group, Inc. company guaranty sr. notes 5s, 2023	125,000	121,250

CIT Group, Inc. sr. unsec. notes 5s, 2022	210,000	205,275

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	170,000	175,950

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	155,000	162,363

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	335,500

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	220,500

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	11,000	14,050

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	815,000	831,300

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	250,000	220,000

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	150,000	183,597

Duke Realty LP company guaranty sr. unsec. notes
6 3/4s, 2020 R	110,000	127,132

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	385,000	410,025

EPR Properties unsec. notes 5 1/4s, 2023 R	380,000	369,549

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	440,000	524,832

General Electric Capital Corp. sr. unsec. unsub. notes
3.15s, 2022	50,000	47,277

General Electric Capital Corp. unsec. sub. notes 5.3s, 2021	330,000	358,901

Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	325,000	383,167

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	335,000	404,737

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	122,000	126,849

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	100,000	109,523

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	195,000	180,194

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	390,000	368,910

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	255,000	255,319

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	408,000	465,919

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	180,000	182,925

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	245,000	256,638

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
unsec. sub. notes 6s, 2020	150,000	150,000

ING Bank N.V. 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,735,000	1,758,942

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	65,000	68,250

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	245,000	240,713

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Financials cont.
International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	$395,000	$407,838

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021	85,000	78,625

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	140,000	151,025

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R	185,000	210,206

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	363,000	393,855

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	700,000	756,000

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	230,000	253,899

Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s,
2015 (Australia)	90,000	92,939

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	906,000	1,067,726

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	1,175,000	1,247,294

Metropolitan Life Global Funding I 144A notes 3s, 2023	155,000	146,112

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	121,038

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	260,000	263,250

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	120,000	125,700

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 9 5/8s, 2019	60,000	66,750

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	100,538

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018	85,000	85,638

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022	155,000	156,938

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020	100,000	102,750

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	165,000	161,288

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	122,813

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	160,000	167,600

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	234,000	249,426

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	190,000	203,300

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	250,000	250,625

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	140,000	154,700

Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	140,000	169,575

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	388,000	365,205

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	144,000	131,400

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	170,000	163,789

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	75,000	76,254

Residential Capital, LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †	151,611	172,458

64 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Financials cont.
Royal Bank of Scotland PLC (The) sr. unsec. sub. notes 4.7s,
2018 (United Kingdom)	$515,000	$517,575

Royal Bank of Scotland PLC (The) unsec. sub. notes 6.1s, 2023
(United Kingdom)	760,000	766,580

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)	120,000	121,896

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	63,000	66,643

Santander Issuances S.A. Unipersonal 144A bank guaranty
unsec. sub. notes 5.911s, 2016 (Spain)	500,000	521,000

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	220,000	231,213

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	320,000	336,800

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	100,000	111,582

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	140,000	157,850

Springleaf Finance Corp. 144A sr. unsec. notes 7 3/4s, 2021	50,000	52,063

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020	105,000	100,800

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	250,000	235,162

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	255,000	222,895

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	100,000	104,500

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	110,000	144,867

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)	2,000,000	2,115,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,976,000	2,124,200

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	95,000	109,256

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	45,000	47,094

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	220,000	246,568

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	290,000	307,400

		34,904,957
Health care (0.7%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	240,000	224,450

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	220,000	222,200

Actavis, Inc. sr. unsec. notes 4 5/8s, 2042	95,000	83,985

Actavis, Inc. sr. unsec. notes 3 1/4s, 2022	80,000	74,771

Actavis, Inc. sr. unsec. notes 1 7/8s, 2017	20,000	19,797

Amgen, Inc. sr. unsec. notes 3.45s, 2020	345,000	348,483

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020	220,000	220,000

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	270,000	329,791

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019	215,000	230,588

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020	170,000	172,338

Dynamic Asset Allocation Growth Fund 65

CORPORATE BONDS AND NOTES (11.0%)* cont.		Principal amount	Value

Health care cont.
Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		$275,000	$283,938

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		295,000	315,650

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	376,600

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		$195,000	198,413

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		85,000	89,144

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		235,000	250,970

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡		360,000	360,000

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	105,000	150,871

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$200,000	227,000

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		220,000	237,600

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		205,000	213,713

HCA, Inc. sr. notes 6 1/2s, 2020		795,000	860,588

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		70,000	76,650

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		400,000	425,000

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡		130,000	132,925

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		165,000	171,188

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		105,000	107,231

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		105,000	111,038

Jaguar Holding Co.II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		170,000	191,038

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		480,000	529,200

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty
sr. unsec. notes 12 1/2s, 2019		130,000	135,850

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡		120,000	123,000

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		210,000	232,050

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018		25,000	25,098

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		155,000	166,625

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020		380,000	392,825

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037		45,000	50,977

Service Corp. International/US sr. notes 7s, 2019		115,000	122,475

Service Corp. International/US sr. unsec. unsub. notes
6 3/4s, 2016		625,000	677,344

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022		95,000	90,606

66 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Health care cont.
Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	$200,000	$212,000

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	80,000	82,800

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	200,000	211,000

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	105,000	98,438

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	300,000	320,250

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021	190,000	175,275

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	120,000	122,700

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec. unsub. notes 3s,
2015 (Curacao)	135,000	139,730

United Surgical Partners International, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2020	170,000	186,575

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	310,000	338,860

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	55,000	52,598

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	245,000	209,385

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	245,000	228,055

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	45,000	47,700

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	105,000	111,038

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	40,000	41,400

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	45,000	48,038

VPII Escrow Corp. 144A sr. unsec. notes 6 3/4s, 2018	250,000	267,500

		12,145,352
Technology (0.5%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	145,000	147,538

Alcatel-Lucent USA, Inc. sr. unsec. unsub. notes 6.45s, 2029	195,000	164,775

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	125,000	104,386

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	130,000	105,300

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	435,000	406,725

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	69,000	69,690

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	130,000	131,300

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	395,000	420,938

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	205,000	218,838

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	105,000	106,523

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	290,000	319,000

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	555,000	573,038

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	200,000	210,500

Dynamic Asset Allocation Growth Fund	67

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Technology cont.
First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	$165,000	$172,425

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	175,000	168,875

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	136,000	151,300

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	29,000	31,610

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	315,000	340,988

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	95,000	97,061

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	135,000	150,738

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	155,000	175,625

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	120,000	130,838

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	390,000	345,868

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	130,000	145,275

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	110,000	127,050

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	105,000	115,369

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	210,000	208,425

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	167,000	154,475

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	60,000	63,751

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	250,000	276,451

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	355,000	328,301

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	510,000	486,838

SunGard Data Systems, Inc. unsec. sub. notes 6 5/8s, 2019	145,000	147,900

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	215,000	230,050

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	275,000	296,313

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	72,000	79,569

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	60,000	66,830

		7,470,476
Transportation (0.1%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	340,000	355,300

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	261,000	281,880

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	105,000	109,270

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	95,000	103,593

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	160,700	186,613

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	45,000	41,393

Kansas City Southern de Mexico SA de CV 144A sr. unsec. notes
2.35s, 2020 (Mexico)	53,000	50,644

68 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Transportation cont.
Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	$97,000	$85,941

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018	355,000	394,050

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	180,000	178,200

		1,786,884
Utilities and power (0.8%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	725,000	833,750

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	325,000	357,500

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	85,000	79,475

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	35,000	33,626

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	20,000	25,770

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	417,000	447,233

Calpine Corp. 144A sr. notes 7 1/4s, 2017	308,000	319,550

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037	30,000	32,909

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	130,000	120,395

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	345,000	365,700

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	265,000	272,563

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	410,000	513

El Paso Corp. sr. unsec. notes 7s, 2017	670,000	747,233

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	225,000	230,014

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	115,000	139,595

Electricite de France SA 144A sr. unsec. notes 6 1/2s,
2019 (France)	165,000	197,914

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,235,000	1,163,988

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	249,000	262,384

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 12 1/4s, 2022	265,000	298,125

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	348,000	365,400

Energy Transfer Equity L.P. company guaranty sr. unsec. notes
7 1/2s, 2020	300,000	321,000

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	85,000	89,633

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	75,000	79,317

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	230,000	215,677

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	90,000	96,075

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	60,000	65,100

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	395,000	443,388

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	135,576	140,999

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	791,000	723,392

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	118,000	114,763

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	275,000	303,188

Dynamic Asset Allocation Growth Fund 69

CORPORATE BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Utilities and power cont.
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	$65,000	$73,125

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	195,000	230,917

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	7,000	7,831

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	235,000	288,640

Narragansett Electric Co. (The) 144A sr. unsec. notes
4.17s, 2042	425,000	378,769

Nevada Power Co. mtge. notes 7 1/8s, 2019	115,000	142,792

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	75,000	84,475

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	735,000	786,450

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	205,000	189,269

Oncor Electric Delivery Co., LLC bank guaranty unsec. sub.
notes 4.55s, 2041	80,000	76,663

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	112,000	124,605

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	425,000	424,449

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	15,000	13,978

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	144,000	159,401

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	75,000	85,595

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	240,000	249,600

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	155,000	148,800

Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023	190,000	171,950

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	10,000	10,681

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	130,000	89,863

Toledo Edison Co. (The) 1st mortgage bonds 7 1/4s, 2020	20,000	24,284

Union Electric Co. sr. notes 6.4s, 2017	140,000	163,113

		12,811,419

Total corporate bonds and notes (cost $176,610,467)		$183,167,096

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (5.7%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.6%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, October 1, 2043	$10,000,000	$9,888,281

		9,888,281
U.S. Government Agency Mortgage Obligations (5.1%)
Federal National Mortgage Association Pass-Through Certificates
6s, October 1, 2016	213,555	223,044
6s, TBA, November 1, 2043	18,000,000	19,692,421
6s, TBA, October 1, 2043	18,000,000	19,693,125
4 1/2s, with due dates from February 1, 2039 to April 1, 2039	192,846	205,992
4s, TBA, October 1, 2043	30,000,000	31,467,186

70 Dynamic Asset Allocation Growth Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (5.7%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3 1/2s, May 1, 2043	$988,457	$999,075
3 1/2s, TBA, October 1, 2028	12,000,000	12,667,500
3s, TBA, November 1, 2043	1,000,000	974,492

		85,922,835

Total U.S. government and agency mortgage obligations (cost $94,575,966)		$95,811,116

MORTGAGE-BACKED SECURITIES (2.3%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.5%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.871s, 2032	$108,152	$167,295
IFB Ser. 3072, Class SM, 23.128s, 2035	141,477	202,175
IFB Ser. 3072, Class SB, 22.982s, 2035	126,568	180,109
IFB Ser. 3249, Class PS, 21.673s, 2036	99,769	137,390
IFB Ser. 3065, Class DC, 19.313s, 2035	94,489	139,390
IFB Ser. 2990, Class LB, 16.48s, 2034	147,372	194,211
IFB Ser. 3708, Class SQ, IO, 6.368s, 2040	782,914	137,816
IFB Ser. 3964, Class SA, IO, 5.818s, 2041	1,377,961	204,972
IFB Ser. 311, Class S1, IO, 5.768s, 2043	3,692,349	812,306
IFB Ser. 308, Class S1, IO, 5.768s, 2043	1,029,716	234,868
IFB Ser. 310, Class S4, IO, 5.751s, 2043	820,000	201,605
Ser. 3747, Class HI, IO, 4 1/2s, 2037	172,827	18,500
Ser. T-56, Class A, IO, 0.524s, 2043	118,429	2,036
Ser. T-56, Class 1, IO, zero %, 2043	124,503	934
Ser. T-56, Class 2, IO, zero %, 2043	116,144	363
Ser. T-56, Class 3, IO, zero %, 2043	97,530	1,280
Ser. 1208, Class F, PO, zero %, 2022	1,820	1,692
FRB Ser. 3326, Class WF, zero %, 2035	3,311	2,980

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.827s, 2036	56,339	110,580
IFB Ser. 06-8, Class HP, 23.911s, 2036	74,740	120,417
IFB Ser. 07-53, Class SP, 23.544s, 2037	124,537	180,774
IFB Ser. 05-75, Class GS, 19.713s, 2035	118,942	161,805
IFB Ser. 404, Class S13, IO, 6.221s, 2040	893,369	155,738
IFB Ser. 13-102, Class SH, IO, 5.7s, 2043	3,165,000	656,738
Ser. 03-W10, Class 1, IO, 1.156s, 2043	158,855	5,225
Ser. 01-50, Class B1, IO, 0.409s, 2041	1,196,057	11,961
Ser. 02-W8, Class 1, IO, 0.326s, 2042	649,715	7,715
Ser. 01-79, Class BI, IO, 0.311s, 2045	439,432	4,308
Ser. 03-34, Class P1, PO, zero %, 2043	20,818	16,862

Government National Mortgage Association
IFB Ser. 10-85, Class SE, IO, 6.37s, 2040	1,669,065	311,865
IFB Ser. 10-56, Class SC, IO, 6.32s, 2040	1,549,345	284,599
IFB Ser. 10-20, Class SE, IO, 6.07s, 2040	1,744,325	309,792
IFB Ser. 10-120, Class SB, IO, 6.02s, 2035	95,101	9,156
IFB Ser. 10-20, Class SC, IO, 5.97s, 2040	50,062	8,882

Dynamic Asset Allocation Growth Fund	71

MORTGAGE-BACKED SECURITIES (2.3%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.968s, 2042	$2,841,000	$500,811
IFB Ser. 10-37, Class SG, IO, 5.52s, 2040	159,202	25,810
IFB Ser. 10-42, Class ES, IO, 5 1/2s, 2040	4,919,952	774,892
Ser. 10-9, Class UI, IO, 5s, 2040	1,779,000	380,189
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	72,714	13,510
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,275,355	277,390
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,804,847	295,724
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,161,695	153,927
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	2,492,903	217,057
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	4,878,378	719,902

Structured Asset Securities Corp. 144A IFB Ser. 07-4,
Class 1A3, IO, 5.995s, 2045	1,280,003	224,000

		8,579,551
Commercial mortgage-backed securities (1.2%)
Banc of America Commercial Mortgage Trust
Ser. 07-2, Class A2, 5.634s, 2049	52,361	52,691
Ser. 07-1, Class XW, IO, 0.492s, 2049	1,249,712	10,166

Banc of America Commercial Mortgage Trust 144A
Ser. 04-4, Class XC, IO, 0.995s, 2042	1,673,979	7,910
Ser. 04-5, Class XC, IO, 0.868s, 2041	2,375,249	14,332
Ser. 02-PB2, Class XC, IO, 0.608s, 2035	772,593	785
Ser. 07-5, Class XW, IO, 0.532s, 2051	5,871,160	58,870
Ser. 05-1, Class XW, IO, 0.039s, 2042	9,263,916	2,279

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 6.147s, 2042	304,000	329,636
Ser. 04-PR3I, Class X1, IO, 1.079s, 2041	190,843	1,457

Bear Stearns Commercial Mortgage Securities, Inc. 144A
FRB Ser. 06-PW11, Class C, 5.61s, 2039	261,000	249,386
Ser. 04-PWR5, Class E, 5.222s, 2042	406,000	411,144
Ser. 07-PW15, Class X2, IO, 0.578s, 2044 F	75,162,765	150,326
Ser. 06-PW14, Class X1, IO, 0.224s, 2038	6,556,398	114,081

Citigroup Commercial Mortgage Trust Ser. 06-C5, Class AJ,
5.482s, 2049	418,000	401,512

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.191s, 2049	43,076,516	624,609

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.556s, 2049	2,558,992	31,987
Ser. 07-CD4, Class XC, IO, 0.213s, 2049	8,558,991	69,413

Commercial Mortgage Trust Ser. 07-C9, Class AJ, 5.65s, 2049	622,000	642,215

Commercial Mortgage Trust 144A
FRB Ser. 07-C9, Class AJFL, 0.872s, 2049	213,000	189,506
Ser. 06-C8, Class XS, IO, 0.179s, 2046	42,742,871	560,897

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.953s, 2039	458,469	459,574

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C1, Class AX, IO, 0.261s, 2040	34,333,067	171,665
Ser. 07-C2, Class AX, IO, 0.229s, 2049	15,463,784	53,164

72 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	$271,937	$299,130
Ser. 03-C3, Class AX, IO, 1.519s, 2038	308,899	11
Ser. 02-CP3, Class AX, IO, 1.471s, 2035	185,538	1,165

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	1,372,821	1,370,715

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.049s, 2020	189,089	3,527

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.302s, 2045	83,502,230	232,973
Ser. 07-C1, Class XC, IO, 0.169s, 2049	35,545,500	185,796

GE Commercial Mortgage Corporation Trust FRB Ser. 05-C1,
Class B, 4.846s, 2048	332,000	340,407

GE Commercial Mortgage Corporation Trust 144A FRB
Ser. 04-C2, Class H, 5.621s, 2040	950,000	958,455

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.404s, 2029	167,030	4,536
Ser. 05-C1, Class X1, IO, 0.774s, 2043	2,225,322	17,620

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class D, 4.986s, 2042	244,000	242,789
FRB Ser. 05-GG3, Class B, 4.894s, 2042	592,000	606,859

GS Mortgage Securities Corp. II 144A Ser. 06-GG6, Class XC, IO,
0.22s, 2038	2,365,391	3,025

GS Mortgage Securities Trust Ser. 06-GG6, Class A2,
5.506s, 2038	221,688	224,459

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.275s, 2051	91,000	92,420
FRB Ser. 06-LDP7, Class AJ, 6.056s, 2045	130,000	129,869
FRB Ser. 04-CB9, Class B, 5.832s, 2041	226,000	232,102
Ser. 04-C3, Class B, 4.961s, 2042	331,000	343,214
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	243,000	243,826
FRB Ser. 13-C10, Class D, 4.3s, 2047	349,000	287,110
Ser. 06-LDP8, Class X, IO, 0.734s, 2045	2,186,648	31,980
Ser. 06-CB17, Class X, IO, 0.668s, 2043	12,181,925	179,476
Ser. 07-LDPX, Class X, IO, 0.477s, 2049	11,814,409	104,487

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 07-CB20, Class C, 6 3/8s, 2051	260,000	241,706
FRB Ser. 12-C8, Class D, 4.825s, 2045	364,000	336,329
FRB Ser. 12_LC9, Class D, 4.575s, 2047	311,000	279,023
Ser. 05-CB12, Class X1, IO, 0.491s, 2037	2,587,061	16,205

Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.763s, 2040	627,909	615,313

LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	370,741	386,001
Ser. 07-C2, Class XW, IO, 0.738s, 2040	847,025	15,572

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.848s, 2038	1,375,133	25,412
Ser. 05-C5, Class XCL, IO, 0.643s, 2040	9,307,786	89,941
Ser. 05-C2, Class XCL, IO, 0.496s, 2040	8,620,679	31,897
Ser. 05-C7, Class XCL, IO, 0.368s, 2040	8,866,417	36,973

Dynamic Asset Allocation Growth Fund	73

MORTGAGE-BACKED SECURITIES (2.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XCL, IO, 0.334s, 2038	$2,590,026	$45,758
Ser. 06-C6, Class XCL, IO, 0.279s, 2039	42,880,800	801,785

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.38s, 2028	18,004	2

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.045s, 2050	246,000	252,032
FRB Ser. 07-C1, Class A2, 5.941s, 2050	26,756	26,959

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.109s, 2039	2,391,875	15,054
Ser. 05-MCP1, Class XC, IO, 0.761s, 2043	3,071,208	25,540

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	930,000	901,542

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	277,000	263,150

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.503s, 2045	638,484	62,252
Ser. 05-C3, Class X, IO, 6.332s, 2044	319,509	30,098

Morgan Stanley Capital I Trust
FRB Ser. 06-T23, Class A2, 5.918s, 2041	22,088	22,088
FRB Ser. 07-HQ12, Class A2, 5.76s, 2049	475,211	477,017
FRB Ser. 07-HQ12, Class A2FX, 5.76s, 2049	267,725	273,160
Ser. 07-IQ14, Class A2, 5.61s, 2049	148,084	149,008
Ser. 07-HQ11, Class C, 5.558s, 2044	312,000	266,978
Ser. 04-T13, Class A4, 4.66s, 2045	159,406	159,884

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.249s, 2043	1,314,479	1,340,282

Morgan Stanley-Bank of America-Merril Lynch Mortgage Trust
Ser. 13-C7, Class XA, IO, 1.894s, 2046	2,517,250	258,723

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	284,000	281,245
Ser. 12-C4, Class XA, IO, 2.036s, 2045	1,982,391	232,334

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C34, Class AJ, 6.166s, 2046	303,000	293,546
Ser. 06-C29, IO, 0.528s, 2048	34,623,151	422,056
Ser. 07-C34, IO, 0.498s, 2046	4,147,364	50,183

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.494s, 2042 F	9,519,826	34,843
Ser. 06-C26, Class XC, IO, 0.185s, 2045	14,443,832	28,310

WAMU Commercial Mortgage Securities Trust 144A Ser. 07-SL2,
Class A1, 5.426s, 2049	297,859	298,959

WF-RBS Commercial Mortgage Trust 144A FRB Ser. 12-C6,
Class D, 5.748s, 2045	314,000	296,730

		20,127,446
Residential mortgage-backed securities (non-agency) (0.6%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 10.266s, 2036	140,000	140,350
FRB Ser. 12-RR10, Class 9A2, 2.674s, 2035	150,000	123,225

74 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.3%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR11, Class 5A3, 11.734s, 2037		$240,302	$138,926
Ser. 09-RR7, Class 1A7, IO, 1.717s, 2046		9,479,244	316,962
Ser. 09-RR7, Class 2A7, IO, 1.561s, 2047		10,811,127	338,388

Countrywide Alternative Loan Trust
Ser. 07-4CB, Class 1A5, 5 3/4s, 2037		534,909	456,460
FRB Ser. 05-51, Class 1A1, 0 1/2s, 2035		784,206	609,720
FRB Ser. 05-24, Class 4A1, 0.41s, 2035		2,242,530	1,886,542
FRB Ser. 06-OA3, Class 1A1, 0.379s, 2036		2,230,149	1,579,990

WAMU Mortgage Pass-Through Certificates
Ser. 05-AR19, Class X, IO, 1.471s, 2045		18,591,593	871,946
FRB Ser. 06-AR1, Class 2A1B, 1.223s, 2046		346,145	286,961
FRB Ser. 06-AR3, Class A1B, 1.153s, 2046		639,972	487,339
FRB Ser. 05-AR13, Class A1C3, 0.669s, 2045		596,159	471,860
FRB Ser. 05-AR17, Class A1C3, 0.659s, 2045 F		941,522	503,714
FRB Ser. 05-AR9, Class A1C3, 0.659s, 2045		526,779	453,030
FRB Ser. 05-AR13, Class A1B3, 0.539s, 2045		616,709	521,119
FRB Ser. 05-AR15, Class A1B3, 0.519s, 2045		841,985	679,903

Wells Fargo Mortgage Backed Securities Trust Ser. 07-12,
Class A6, 5 1/2s, 2037		274,580	281,616

			10,148,051

Total mortgage-backed securities (cost $37,718,509)			$38,855,048

INVESTMENT COMPANIES (0.8%)*		Shares	Value

SPDR S&P 500 ETF Trust		83,349	$14,010,967

Total investment companies (cost $10,994,872)			$14,010,967

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$166,159	$105,528

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		125,000	106,375

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		2,353,000	2,161,231

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		1,578,513	1,006,302

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		490,000	524,903

Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	BRL	3,896	1,667,025

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		$200,000	210,500

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		150,000	125,250

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		430,000	364,425

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		485,000	412,172

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		880,000	946,440

Dynamic Asset Allocation Growth Fund	75

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)* cont.	Principal amount/units	Value

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)	$89,400	$105,492

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	735,000	712,950

Total foreign government and agency bonds and notes (cost $9,066,982)		$8,448,593

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	$37,428	$37,475

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.429s, 2018	914,912	826,661

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	331,264	333,128

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	180,849	180,396

First Data Corp. bank term loan FRN 4.18s, 2018	560,071	554,771

First Data Corp. bank term loan FRN 4.18s, 2017	59,603	59,245

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	147,316	144,370

Neiman-Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	185,333	184,832

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	171,951	172,237

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	74,400	74,400

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.71s, 2017	799,610	537,238

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	48,404	48,847

Total senior loans (cost $3,322,532)		$3,153,600

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	521	$497,816

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	8,800	235,400

M/I Homes, Inc. $2.438 pfd.	4,737	119,609

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	396	322,792

Total preferred stocks (cost $1,005,124)		$1,175,617

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.	7,578	$160,085

General Motors Co. Ser. B, $2.375 cv. pfd.	5,637	282,555

United Technologies Corp. $3.75 cv. pfd.	2,600	168,454

Total convertible preferred stocks (cost $550,357)		$611,094

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	62	$5,456

Guaranty Trust Bank PLC 144A (Nigeria)	9/19/14	0.00	683,224	106,153

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	49,174	—

Zenith Bank PLC 144A (Nigeria)	9/19/14	0.00	854,890	105,305

Total warrants (cost $223,771)				$216,914

76 Dynamic Asset Allocation Growth Fund

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$50,000	$51,630
4.071s, 1/1/14	150,000	151,214

Total municipal bonds and notes (cost $200,000)		$202,844

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$125,000	$155,859

Total convertible bonds and notes (cost $136,166)		$155,859

SHORT-TERM INVESTMENTS (25.8%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.13% [d]	4,823,494	$4,823,494

Putnam Money Market Liquidity Fund 0.05% L	192,561,737	192,561,737

Putnam Short Term Investment Fund 0.06% L	194,542,261	194,542,261

SSgA Prime Money Market Fund 0.02% P	7,310,000	7,310,000

Federal National Mortgage Association Commercial Paper with
an effective yield of 0.03%, November 6, 2013	$6,000,000	5,999,820

U.S. Treasury Bills with an effective yield of 0.09%,
February 6, 2014 # ∆ §	15,000,000	14,998,844

U.S. Treasury Bills with effective yields ranging from 0.13%
to 0.15%, December 12, 2013 #	973,000	972,968

U.S. Treasury Bills with effective yields ranging from 0.13%
to 0.14%, January 9, 2014 # ∆ §	3,508,000	3,507,871

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.09%, August 21, 2014 # ∆ §	7,407,000	7,402,000

Total short-term investments (cost $432,112,972)		$432,118,995

TOTAL INVESTMENTS

Total investments (cost $1,574,183,576)		$1,780,738,397

Key to holding’s currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ADS	American Depository Shares: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

Dynamic Asset Allocation Growth Fund	77

IO	Interest Only
MTN	Medium Term Notes
NPR	Nil Paid Rights
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,671,640,573.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $123,257, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 1,300 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights and, until 2014, are not eligible for receipt of dividends.

78 Dynamic Asset Allocation Growth Fund

At the close of the reporting period, the fund maintained liquid assets totaling $231,918,384 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $314,902,744)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/18/13	$3,357,427	$3,286,428	$70,999

	Australian Dollar	Sell	10/18/13	3,357,427	3,238,515	(118,912)

	Canadian Dollar	Sell	10/18/13	4,382,919	4,289,699	(93,220)

	Singapore Dollar	Sell	11/20/13	2,283,689	2,244,561	(39,128)

	Swiss Franc	Sell	12/18/13	1,723,134	1,662,571	(60,563)

Barclays Bank PLC
	Australian Dollar	Buy	10/18/13	5,741,557	5,738,886	2,671

	Australian Dollar	Sell	10/18/13	5,829,624	5,680,709	(148,915)

	Brazilian Real	Buy	10/18/13	1,552,723	1,556,644	(3,921)

	Brazilian Real	Sell	10/18/13	1,552,723	1,546,423	(6,300)

	British Pound	Sell	12/18/13	8,558,362	8,382,852	(175,510)

	Canadian Dollar	Sell	10/18/13	402,532	388,705	(13,827)

	Euro	Sell	12/18/13	13,068,047	12,759,183	(308,864)

	Hong Kong Dollar	Sell	11/20/13	1,856,070	1,856,544	474

	Hungarian Forint	Buy	12/18/13	1,548,017	1,552,689	(4,672)

	Japanese Yen	Sell	11/20/13	1,699,233	1,689,497	(9,736)

	Mexican Peso	Buy	10/18/13	1,005,592	1,023,852	(18,260)

	Norwegian Krone	Buy	12/18/13	53,362	39,182	14,180

	Singapore Dollar	Sell	11/20/13	1,702,642	1,710,964	8,322

	Swedish Krona	Buy	12/18/13	102,422	99,384	3,038

	Swiss Franc	Sell	12/18/13	5,456,095	5,264,765	(191,330)

Citibank, N.A.
	Australian Dollar	Buy	10/18/13	5,322,660	5,278,253	44,407

	Australian Dollar	Sell	10/18/13	5,322,660	5,162,809	(159,851)

	Brazilian Real	Buy	10/18/13	512,915	517,506	(4,591)

	Brazilian Real	Sell	10/18/13	512,915	510,217	(2,698)

	British Pound	Buy	12/18/13	46,436	46,020	416

	British Pound	Sell	12/18/13	46,436	46,451	15

	Canadian Dollar	Buy	10/18/13	1,674,272	1,684,184	(9,912)

	Canadian Dollar	Sell	10/18/13	1,674,272	1,654,731	(19,541)

	Danish Krone	Sell	12/18/13	1,867,263	1,818,714	(48,549)

	Euro	Buy	12/18/13	1,672,324	1,637,208	35,116

	Euro	Sell	12/18/13	1,672,324	1,673,223	899

	Japanese Yen	Buy	11/20/13	3,339,082	3,357,552	(18,470)

Dynamic Asset Allocation Growth Fund 79

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $314,902,744) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	Japanese Yen	Sell	11/20/13	$3,339,082	$3,326,868	$(12,214)

	New Taiwan Dollar	Buy	11/20/13	2,518,609	2,533,437	(14,828)

	Swiss Franc	Sell	12/18/13	1,716,938	1,598,936	(118,002)

Credit Suisse International
	Australian Dollar	Buy	10/18/13	2,471,544	2,436,091	35,453

	Australian Dollar	Sell	10/18/13	2,471,544	2,416,429	(55,115)

	British Pound	Sell	12/18/13	5,189,705	4,958,941	(230,764)

	Canadian Dollar	Buy	10/18/13	3,799,209	3,756,919	42,290

	Canadian Dollar	Sell	10/18/13	3,799,209	3,753,047	(46,162)

	Czech Koruna	Buy	12/18/13	1,016,221	1,001,683	14,538

	Czech Koruna	Sell	12/18/13	1,016,221	985,124	(31,097)

	Euro	Buy	12/18/13	5,053,099	4,919,811	133,288

	Euro	Sell	12/18/13	5,053,099	5,025,897	(27,202)

	Japanese Yen	Sell	11/20/13	5,713,894	5,731,286	17,392

	Mexican Peso	Buy	10/18/13	462,437	486,013	(23,576)

	New Zealand Dollar	Sell	10/18/13	518,862	485,520	(33,342)

	Norwegian Krone	Buy	12/18/13	843,778	843,719	59

	Norwegian Krone	Sell	12/18/13	843,778	834,161	(9,617)

	South African Rand	Buy	10/18/13	3,039,065	3,061,136	(22,071)

	South African Rand	Sell	10/18/13	3,039,065	3,024,604	(14,461)

	South Korean Won	Buy	11/20/13	2,019,848	2,025,827	(5,979)

	Swedish Krona	Buy	12/18/13	1,665,638	1,616,170	49,468

	Swiss Franc	Sell	12/18/13	3,329,756	3,212,696	(117,060)

Deutsche Bank AG
	Australian Dollar	Buy	10/18/13	663,340	739,578	(76,238)

	British Pound	Buy	12/18/13	9,870	9,873	(3)

	British Pound	Sell	12/18/13	9,870	9,483	(387)

	Canadian Dollar	Buy	10/18/13	2,109,119	2,064,753	44,366

	Canadian Dollar	Sell	10/18/13	2,109,119	2,090,603	(18,516)

	Euro	Sell	12/18/13	8,522,098	8,491,617	(30,481)

	Norwegian Krone	Buy	12/18/13	1,668,056	1,725,257	(57,201)

	Swiss Franc	Sell	12/18/13	1,739,068	1,672,786	(66,282)

Goldman Sachs International
	Australian Dollar	Buy	10/18/13	1,617,813	1,606,488	11,325

	British Pound	Buy	12/18/13	12,135	47,881	(35,746)

	Canadian Dollar	Sell	10/18/13	1,676,213	1,665,161	(11,052)

	Euro	Sell	12/18/13	30,716	23,555	(7,161)

	Japanese Yen	Sell	11/20/13	7,762,635	7,865,199	102,564

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/13	1,690,875	1,647,383	43,492

	Australian Dollar	Sell	10/18/13	1,690,875	1,647,693	(43,182)

	Canadian Dollar	Sell	10/18/13	21,544	1,844	(19,700)

80 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $314,902,744) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.
	Chinese Yuan	Sell	11/20/13	$2,990,298	$2,968,136	$(22,162)

	Euro	Buy	12/18/13	1,702,228	1,658,376	43,852

	Euro	Sell	12/18/13	1,702,228	1,679,747	(22,481)

	Japanese Yen	Sell	11/20/13	5,882,877	5,927,121	44,244

	New Taiwan Dollar	Buy	11/20/13	2,518,612	2,529,917	(11,305)

	Swedish Krona	Buy	12/18/13	345,057	334,793	10,264

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/13	1,705,786	1,680,819	24,967

	Brazilian Real	Buy	10/18/13	1,374,949	1,320,247	54,702

	Brazilian Real	Sell	10/18/13	1,374,949	1,316,715	(58,234)

	British Pound	Sell	12/18/13	7,706,813	7,417,240	(289,573)

	Canadian Dollar	Sell	10/18/13	90,055	106,320	16,265

	Czech Koruna	Buy	12/18/13	1,016,216	1,001,599	14,617

	Czech Koruna	Sell	12/18/13	1,016,216	985,019	(31,197)

	Euro	Sell	12/18/13	6,491,333	6,298,229	(193,104)

	Japanese Yen	Buy	11/20/13	1,675,407	1,655,774	19,633

	Japanese Yen	Sell	11/20/13	1,675,407	1,679,854	4,447

	Malaysian Ringgit	Buy	11/20/13	4,004,242	4,104,759	(100,517)

	Malaysian Ringgit	Sell	11/20/13	4,004,242	3,968,024	(36,218)

	Mexican Peso	Buy	10/18/13	740,903	739,143	1,760

	Norwegian Krone	Buy	12/18/13	5,488	17,052	(11,564)

	Polish Zloty	Buy	12/18/13	1,512,015	1,503,723	8,292

	Singapore Dollar	Buy	11/20/13	4,066	35,139	(31,073)

	South African Rand	Buy	10/18/13	3,040,048	3,066,822	(26,774)

	South African Rand	Sell	10/18/13	3,040,048	3,026,204	(13,844)

	South Korean Won	Buy	11/20/13	1,009,924	1,002,145	7,779

	Swedish Krona	Buy	12/18/13	288,596	281,077	7,519

	Swiss Franc	Buy	12/18/13	1,691,157	1,678,528	12,629

	Swiss Franc	Sell	12/18/13	1,723,577	1,667,362	(56,215)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/13	1,656,021	1,701,716	(45,695)

	Euro	Sell	12/18/13	2,921,796	2,837,850	(83,946)

	Hungarian Forint	Buy	12/18/13	1,548,016	1,552,907	(4,891)

	Japanese Yen	Sell	11/20/13	1,701,084	1,668,211	(32,873)

State Street Bank and Trust Co.
	Australian Dollar	Sell	10/18/13	304,459	170,581	(133,878)

	Brazilian Real	Buy	10/18/13	2,368,730	2,313,856	54,874

	Brazilian Real	Sell	10/18/13	2,368,730	2,311,312	(57,418)

	Canadian Dollar	Buy	10/18/13	5,021,457	4,995,294	26,163

	Canadian Dollar	Sell	10/18/13	5,021,457	5,007,699	(13,758)

	Czech Koruna	Buy	12/18/13	1,016,216	1,001,651	14,565

	Czech Koruna	Sell	12/18/13	1,016,216	985,732	(30,484)

Dynamic Asset Allocation Growth Fund	81

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $314,902,744) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Euro	Buy	12/18/13	$1,686,125	$1,714,897	$(28,772)

	Mexican Peso	Buy	10/18/13	983,703	992,289	(8,586)

	Norwegian Krone	Buy	12/18/13	1,174,962	1,147,887	27,075

	Singapore Dollar	Sell	11/20/13	1,544,806	1,487,744	(57,062)

	South Korean Won	Buy	11/20/13	2,019,848	1,997,670	22,178

	Swedish Krona	Buy	12/18/13	207,112	200,830	6,282

	Swiss Franc	Sell	12/18/13	1,758,653	1,691,373	(67,280)

UBS AG
	Australian Dollar	Sell	10/18/13	1,666,181	1,480,735	(185,446)

	British Pound	Sell	12/18/13	5,748,235	5,526,418	(221,817)

	Canadian Dollar	Sell	10/18/13	3,047,130	2,998,062	(49,068)

	Euro	Sell	12/18/13	8,700,710	8,552,761	(147,949)

	Japanese Yen	Sell	11/20/13	40,410	14,382	(26,028)

	Mexican Peso	Buy	10/18/13	210,168	235,359	(25,191)

	New Zealand Dollar	Buy	10/18/13	1,792,619	1,676,619	116,000

	New Zealand Dollar	Sell	10/18/13	1,792,619	1,698,574	(94,045)

	Norwegian Krone	Buy	12/18/13	2,115,980	2,121,287	(5,307)

	Singapore Dollar	Sell	11/20/13	1,301,435	1,254,063	(47,372)

	Swedish Krona	Buy	12/18/13	1,687,601	1,637,054	50,547

	Swiss Franc	Sell	12/18/13	3,408,316	3,277,696	(130,620)

	Turkish Lira	Buy	12/18/13	1,497,447	1,547,792	(50,345)

	Turkish Lira	Sell	12/18/13	1,497,447	1,518,388	20,941

WestPac Banking Corp.
	Australian Dollar	Buy	10/18/13	916,636	1,010,938	(94,302)

	Canadian Dollar	Sell	10/18/13	180,305	176,444	(3,861)

	Euro	Buy	12/18/13	1,699,521	1,655,922	43,599

	Euro	Sell	12/18/13	1,699,521	1,671,168	(28,353)

	Japanese Yen	Sell	11/20/13	6,679,663	6,677,309	(2,354)

Total						$(3,837,205)

FUTURES CONTRACTS OUTSTANDING at 9/30/13

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	612	$23,836,522	Dec-13	$(22,768)

FTSE 100 Index (Short)	126	13,114,992	Dec-13	375,989

MSCI EAFE Index Mini (Long)	223	20,239,480	Dec-13	(204,717)

OMXS 30 Index (Short)	73	1,431,501	Oct-13	18,106

Russell 2000 Index Mini (Short)	235	25,177,900	Dec-13	(456,370)

S&P 500 Index (Long)	24	10,045,800	Dec-13	(44,740)

S&P 500 Index E-Mini (Long)	3,348	280,277,820	Dec-13	(1,329,156)

S&P 500 Index E-Mini (Short)	398	33,318,570	Dec-13	156,414

82 Dynamic Asset Allocation Growth Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/13 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P Mid Cap 400 Index
E-Mini (Long)	612	$75,924,720	Dec-13	$745,816

SPI 200 Index (Long)	144	17,541,136	Dec-13	(47,625)

SPI 200 Index (Short)	16	1,949,015	Dec-13	4,476

Tokyo Price Index (Short)	44	5,355,918	Dec-13	(94,204)

U.S. Treasury Bond 30 yr (Long)	50	6,668,750	Dec-13	148,733

U.S. Treasury Bond 30 yr (Short)	1	133,375	Dec-13	(2,978)

U.S. Treasury Bond Ultra
30 yr (Long)	30	4,262,813	Dec-13	98,193

U.S. Treasury Note 2 yr (Long)	101	22,246,828	Dec-13	65,168

U.S. Treasury Note 2 yr (Short)	162	35,683,031	Dec-13	(104,089)

U.S. Treasury Note 5 yr (Long)	220	26,630,313	Dec-13	378,480

U.S. Treasury Note 5 yr (Short)	361	43,697,922	Dec-13	(625,381)

U.S. Treasury Note 10 yr (Long)	84	10,616,813	Dec-13	230,184

U.S. Treasury Note 10 yr (Short)	41	5,182,016	Dec-13	(115,953)

Total				$(826,422)

TBA SALE COMMITMENTS OUTSTANDING at 9/30/13 (proceeds receivable $19,689,609)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6s,
October 1, 2043	$18,000,000	10/10/13	$19,689,609

Total			$19,689,609

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13

		Upfront		Payments	Payments
Swap counterparty/		premium	Termination	made by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	fund per annum	depreciation

Barclays Bank PLC
GBP	2,287,000	$—	8/15/31	3.6%	6 month GBP-	$(229,731)
					LIBOR-BBA

Goldman Sachs International
GBP	2,287,000	—	9/23/31	6 month GBP-	3.1175%	(41,578)
				LIBOR-BBA

Total		$—				$(271,309)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$78,256,600E	$35,333	12/18/15	3 month USD-	0.75%	$(193,930)
			LIBOR-BBA

25,974,900E	28,744	12/18/18	3 month USD-	2.05%	(127,663)
			LIBOR-BBA

Dynamic Asset Allocation Growth Fund 83

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$4,850,000E	$31,871	12/18/43	3 month USD-	3.85%	$53,786
			LIBOR-BBA

18,238,300E	(28,305)	12/18/23	3 month USD-	3.15%	(382,806)
			LIBOR-BBA

Total	$67,643				$(650,613)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$89,132	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(1,332)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,525,066	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(70,444)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

945,996	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,727)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,384	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(24)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

29,676	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(233)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

32,991	—	1/12/41	5.00% (1 month	Synthetic MBX Index	331
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

79,208	—	1/12/40	5.00% (1 month	Synthetic MBX Index	745
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

612,862	—	1/12/40	4.50% (1 month	Synthetic MBX Index	10,012
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,508,838	—	1/12/41	5.00% (1 month	Synthetic MBX Index	15,141
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

753,646	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,563
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

133,098	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,252
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

432,208	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,067
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

84 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$313,215	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$2,947
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

9,540	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(16)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

10,143	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(80)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

617,695	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,853)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

332,988	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(551)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

441,265	—	1/12/38	6.50% (1 month	Synthetic MBX Index	3,467
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

237,849	—	1/12/39	6.00% (1 month	Synthetic MBX Index	394
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

93,395	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(568)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

46,635	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(284)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

46,635	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(284)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

93,772	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(570)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

243,355	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,480)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

93,772	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(570)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,252	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

72,169	—	1/12/41	5.00% (1 month	Synthetic MBX Index	724
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

196,591	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,544)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Growth Fund 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$187,041	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(1,137)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	110,191	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(866)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	478,374	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	12,576
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	830,109	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,923
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	78,636	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(618)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	82,643	220	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(372)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	836,640	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,395
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	603	—	2/13/14	(3 month USD-	A basket	(384,261)
				LIBOR-BBA plus	(CGPUTQL2) of
				0.10%)	common stocks

units	13,856	—	2/13/14	3 month USD-	Russell 1000 Total	(1,631)
				LIBOR-BBA minus	Return Index
				0.15%

Credit Suisse International
	$3,160,436	—	1/12/41	4.50% (1 month	Synthetic MBX Index	52,119
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	829,612	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,915
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	829,612	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,915
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Goldman Sachs International
	270,128	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,243)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	50,337	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(221)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	106,437	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,657)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

86 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$105,275	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(2,483)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

220,679	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,298)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

220,679	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,298)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,482,370	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(38,645)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

425,256	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(10,030)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

774,901	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(12,064)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

791,410	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(18,666)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

187,463	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(4,421)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

63,663	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(991)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,132	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(18)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

117,280	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(2,766)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,140,963	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(21,861)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

52,967	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(416)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

63,610	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(500)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,200,706	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(9,433)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

18,783	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	83
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Growth Fund	87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$17,904	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(215)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

495,380	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,712)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

71,569	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	1,688
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,240,675	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	29,262
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
290,891	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(6,861)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

68,218	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	819
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

147,719	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	2,300
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$220				$(442,616)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB	BBB–/P	$1,367	$20,000	5/11/63	300 bp	$(567)
Index

CMBX NA BBB	BBB–/P	2,591	43,000	5/11/63	300 bp	(1,567)
Index

CMBX NA BBB	BBB–/P	5,309	86,000	5/11/63	300 bp	(3,007)
Index

CMBX NA BBB	BBB–/P	5,073	89,000	5/11/63	300 bp	(3,533)
Index

Barclays Bank PLC
CMBX NA BBB	BBB+/P	8,980	81,000	5/11/63	300 bp	1,147
Index

Credit Suisse International
CMBX NA BBB	BBB–/P	353	12,000	5/11/63	300 bp	(808)
Index

CMBX NA BBB	BB+/P	4,522	37,000	5/11/63	300 bp	945
Index

88 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$3,589	$37,000	5/11/63	300 bp	$11
Index

CMBX NA BBB	BBB–/P	746	39,000	5/11/63	300 bp	(3,025)
Index

CMBX NA BBB	BBB–/P	334	43,000	5/11/63	300 bp	(3,825)
Index

CMBX NA BBB	BBB–/P	4,776	60,000	5/11/63	300 bp	(1,026)
Index

CMBX NA BBB	BBB–/P	8,474	75,000	5/11/63	300 bp	1,222
Index

CMBX NA BBB	B+/P	7,275	75,000	5/11/63	300 bp	22
Index

CMBX NA BBB	BBB–/P	5,962	77,000	5/11/63	300 bp	(1,484)
Index

CMBX NA BBB	BBB–/P	5,065	77,000	5/11/63	300 bp	(2,381)
Index

CMBX NA BBB	BBB–/P	6,224	78,000	5/11/63	300 bp	(1,318)
Index

CMBX NA BBB	BBB–/P	2,373	78,000	5/11/63	300 bp	(5,169)
Index

CMBX NA BBB	BBB–/P	1,198	78,000	5/11/63	300 bp	(6,344)
Index

CMBX NA BBB	BBB–/P	1,374	78,000	5/11/63	300 bp	(6,168)
Index

CMBX NA BBB	BBB–/P	1,010	87,000	5/11/63	300 bp	(7,403)
Index

CMBX NA BBB	B+/P	6,338	87,000	5/11/63	300 bp	(2,075)
Index

CMBX NA BBB	B+/P	9,656	126,000	5/11/63	300 bp	(2,528)
Index

CMBX NA BBB	BBB–/P	6,320	154,000	5/11/63	300 bp	(8,572)
Index

NA HY Series 20	BBB–/P	(1,185,975)	30,120,000	6/20/18	500 bp	602,483
Index

CMBX NA BBB	BBB+/P	111	1,000	5/11/63	300 bp	14
Index

CMBX NA BBB	BBB–/P	1,637	21,000	5/11/63	300 bp	(394)
Index

CMBX NA BBB	BBB–/P	5,325	70,000	5/11/63	300 bp	(1,444)
Index

CMBX NA BBB	BBB–/P	8,072	73,000	5/11/63	300 bp	1,013
Index

CMBX NA BBB	BBB–/P	7,136	80,000	5/11/63	300 bp	(607)
Index

CMBX NA BBB	BBB–/P	7,753	80,000	5/11/63	300 bp	17
Index

Dynamic Asset Allocation Growth Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$9,001	$82,000	5/11/63	300 bp	$1,072
Index

CMBX NA BBB	BBB–/P	13,000	122,000	5/11/63	300 bp	1,203
Index

CMBX NA BBB	BBB+/P	17,003	161,000	5/11/63	300 bp	1,435
Index

Deutsche Bank AG
NA HY Series 20	BBB–/P	(1,407,952)	42,909,000	6/20/18	500 bp	1,139,888
Index

JPMorgan Chase Bank N.A.
NA HY Series 20	B+/P	(205,574)	6,206,000	6/20/18	500 bp	162,924
Index

EM Series 19 Index	BBB–/P	(66,400)	800,000	6/20/18	500 bp	(1,403)

Total		$(2,697,954)				$1,848,748

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13

		Upfront			Payments
		premium		Termi-	received
		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	depreciation

NA IG Series 21	BB+/P	$(43,537)	$4,110,000	12/20/18	100 bp	$(5,031)
Index

NA IG Series 21	BBB–/P	(13,704)	1,265,000	12/20/18	100 bp	(1,852)
Index

NA IG Series 21	BBB+/P	(52,619)	4,900,000	12/20/18	100 bp	(6,711)
Index

NA IG Series 21	BBB+/P	(38,525)	3,630,000	12/20/18	100 bp	(4,516)
Index

NA IG Series 21	BBB+/P	(109,624)	9,975,000	12/20/18	100 bp	(16,170)
Index

Total		$(258,009)				$(34,280)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.”

90 Dynamic Asset Allocation Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$55,848,168	$—	$—

Capital goods	75,978,483	—	—

Communication services	48,350,704	—	—

Conglomerates	19,313,637	—	—

Consumer cyclicals	123,286,748	326	—

Consumer staples	98,645,613	—	127,899

Energy	85,220,740	—	—

Financials	184,806,545	—	1,516,517

Health care	128,486,855	—	—

Technology	139,675,299	—	—

Transportation	16,950,767	—	—

Utilities and power	24,602,353	—	—

Total common stocks	1,001,165,912	326	1,644,416

Convertible bonds and notes	—	155,859	—

Convertible preferred stocks	168,454	442,640	—

Corporate bonds and notes	—	183,167,096	—

Foreign government and agency bonds and notes	—	8,448,593	—

Investment companies	14,010,967	—	—

Mortgage-backed securities	—	38,855,048	—

Municipal bonds and notes	—	202,844	—

Preferred stocks	558,192	617,425	—

Senior loans	—	3,153,600	—

U.S. government and agency mortgage obligations	—	95,811,116	—

Warrants	—	216,914	—

Short-term investments	394,413,998	37,704,997	—

Totals by level	$1,410,317,523	$368,776,458	$1,644,416

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(3,837,205)	$—

Futures contracts	(826,422)	—	—

TBA sale commitments	—	(19,689,609)	—

Interest rate swap contracts	—	(989,565)	—

Total return swap contracts	—	(442,836)	—

Credit default contracts	—	4,770,431	—

Totals by level	$(826,422)	$(20,188,784)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund	91

Statement of assets and liabilities 9/30/13

ASSETS

Investment in securities, at value, including $4,662,719 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,182,256,084)	$1,388,810,905
Affiliated issuers (identified cost $391,927,492) (Notes 1 and 5)	391,927,492

Cash	166,827

Foreign currency (cost $625,493) (Note 1)	638,985

Dividends, interest and other receivables	5,698,814

Receivable for shares of the fund sold	2,838,030

Receivable for investments sold	4,035,404

Receivable for sales of delayed delivery securities (Note 1)	22,629,043

Receivable for variation margin (Note 1)	738,444

Unrealized appreciation on forward currency contracts (Note 1)	1,327,966

Unrealized appreciation on OTC swap contracts (Note 1)	2,106,034

Premium paid on OTC swap contracts (Note 1)	2,865,901

Total assets	1,823,783,845

LIABILITIES

Payable for investments purchased	3,467,043

Payable for purchases of delayed delivery securities (Note 1)	96,795,435

Payable for shares of the fund repurchased	8,030,615

Payable for compensation of Manager (Note 2)	822,104

Payable for custodian fees (Note 2)	70,947

Payable for investor servicing fees (Note 2)	421,071

Payable for Trustee compensation and expenses (Note 2)	361,665

Payable for administrative services (Note 2)	6,558

Payable for distribution fees (Note 2)	1,011,808

Payable for variation margin (Note 1)	2,691,052

Unrealized depreciation on OTC swap contracts (Note 1)	971,211

Premium received on OTC swap contracts (Note 1)	168,167

Unrealized depreciation on forward currency contracts (Note 1)	5,165,171

TBA sale commitments, at value (proceeds receivable $19,689,609) (Note 1)	19,689,609

Collateral on securities loaned, at value (Note 1)	4,823,494

Collateral on certain derivative contracts, at value (Note 1)	7,310,000

Other accrued expenses	337,322

Total liabilities	152,143,272

Net assets	$1,671,640,573

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,493,105,616

Undistributed net investment income (Note 1)	10,835,439

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(34,623,744)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	202,323,262

Total — Representing net assets applicable to capital shares outstanding	$1,671,640,573

(Continued on next page)

92 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,215,701,342 divided by 77,922,003 shares)	$15.60

Offering price per class A share (100/94.25 of $15.60)*	$16.55

Net asset value and offering price per class B share ($118,464,178 divided by 7,753,730 shares)**	$15.28

Net asset value and offering price per class C share ($144,080,632 divided by 9,642,395 shares)**	$14.94

Net asset value and redemption price per class M share ($27,200,197 divided by 1,778,006 shares)	$15.30

Offering price per class M share (100/96.50 of $15.30)*	$15.85

Net asset value, offering price and redemption price per class R share
($16,026,180 divided by 1,045,135 shares)	$15.33

Net asset value, offering price and redemption price per class R5 share
($63,523 divided by 4,030 shares)	$15.76

Net asset value, offering price and redemption price per class R6 share
($24,534,399 divided by 1,555,408 shares)	$15.77

Net asset value, offering price and redemption price per class Y share
($125,570,122 divided by 7,981,717 shares)	$15.73

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 93

Statement of operations Year ended 9/30/13

INVESTMENT INCOME

Dividends (net of foreign tax of $663,773)	$23,092,684

Interest (net of foreign tax of $6,557) (including interest income of $307,711 from investments
in affiliated issuers) (Note 5)	16,929,617

Securities lending (Note 1)	84,045

Total investment income	40,106,346

EXPENSES

Compensation of Manager (Note 2)	9,791,000

Investor servicing fees (Note 2)	2,779,339

Custodian fees (Note 2)	255,117

Trustee compensation and expenses (Note 2)	142,087

Distribution fees (Note 2)	5,723,210

Administrative services (Note 2)	46,148

Other	646,489

Total expenses	19,383,390

Expense reduction (Note 2)	(70,841)

Net expenses	19,312,549

Net investment income	20,793,797

Net realized gain on investments (Notes 1 and 3)	66,965,003

Net realized gain on swap contracts (Note 1)	18,643,541

Net realized gain on futures contracts (Note 1)	75,799,131

Net realized loss on foreign currency transactions (Note 1)	(1,459,485)

Net realized gain on written options (Notes 1 and 3)	403,506

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(3,439,180)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	77,249,626

Net gain on investments	234,162,142

Net increase in net assets resulting from operations	$254,955,939

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/13	Year ended 9/30/12

Operations:
Net investment income	$20,793,797	$21,819,936

Net realized gain on investments
and foreign currency transactions	160,351,696	112,501,228

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	73,810,446	210,102,670

Net increase in net assets resulting from operations	254,955,939	344,423,834

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,967,800)	(3,359,117)

Class B	(455,577)	—

Class C	(607,711)	—

Class M	(166,083)	—

Class R	(147,157)	(9,736)

Class R5	(134)	—

Class R6	(139)	—

Class Y	(2,452,867)	(912,638)

Decrease from capital share transactions (Note 4)	(143,626,162)	(197,596,035)

Total increase in net assets	94,532,309	142,546,308

NET ASSETS

Beginning of year	1,577,108,264	1,434,561,956

End of year (including undistributed net investment income
of $10,835,439 and distributions in excess of net investment
income of $2,465,423, respectively)	$1,671,640,573	$1,577,108,264

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 95

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class A
September 30, 2013	$13.47	.20	2.09	2.29	(.16)	—	(.16)	—	—	$15.60	17.17	$1,215,701	1.09	1.38	111
September 30, 2012	10.79	.19	2.53	2.72	(.04)	—	(.04)	—	—	13.47	25.24	1,111,789	1.13	1.51	120
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	—	(.45)	—	— [e,f]	10.79	(4.52)	1,004,060	1.14	1.53	98
September 30, 2010	11.03	.20	.98	1.18	(.49)	—	(.49)	— [e]	— [e,g]	11.72	10.98	1,160,684	1.20	1.79	116
September 30, 2009	11.30	.19	(.07)	.12	(.39)	—	(.39)	— [e]	— [e,h]	11.03	2.31	1,127,303	1.22 [i,j]	2.09 [i]	130

Class B
September 30, 2013	$13.19	.09	2.05	2.14	(.05)	—	(.05)	—	—	$15.28	16.28	$118,464	1.84	.63	111
September 30, 2012	10.60	.09	2.50	2.59	—	—	—	—	—	13.19	24.43	126,620	1.88	.76	120
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	—	(.35)	—	— [e,f]	10.60	(5.27)	130,730	1.89	.77	98
September 30, 2010	10.85	.11	.97	1.08	(.41)	—	(.41)	— [e]	— [e,g]	11.52	10.18	175,341	1.95	1.03	116
September 30, 2009	11.05	.12	(.04)	.08	(.28)	—	(.28)	— [e]	— [e,h]	10.85	1.64	201,795	1.97 [i,j]	1.34 [i]	130

Class C
September 30, 2013	$12.91	.09	2.00	2.09	(.06)	—	(.06)	—	—	$14.94	16.28	$144,081	1.84	.62	111
September 30, 2012	10.38	.09	2.44	2.53	—	—	—	—	—	12.91	24.37	127,912	1.88	.77	120
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	—	(.36)	—	— [e,f]	10.38	(5.22)	115,474	1.89	.78	98
September 30, 2010	10.66	.11	.93	1.04	(.41)	—	(.41)	— [e]	— [e,g]	11.29	10.05	134,498	1.95	1.04	116
September 30, 2009	10.87	.12	(.04)	.08	(.29)	—	(.29)	— [e]	— [e,h]	10.66	1.63	134,572	1.97 [i,j]	1.34 [i]	130

Class M
September 30, 2013	$13.21	.12	2.06	2.18	(.09)	—	(.09)	—	—	$15.30	16.59	$27,200	1.59	.88	111
September 30, 2012	10.59	.12	2.50	2.62	—	—	—	—	—	13.21	24.74	25,303	1.63	1.01	120
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	—	(.39)	—	— [e,f]	10.59	(5.07)	23,402	1.64	1.03	98
September 30, 2010	10.86	.14	.96	1.10	(.44)	—	(.44)	— [e]	— [e,g]	11.52	10.41	29,272	1.70	1.28	116
September 30, 2009	11.09	.14	(.05)	.09	(.32)	—	(.32)	— [e]	— [e,h]	10.86	1.84	29,912	1.72 [i,j]	1.58 [i]	130

Class R
September 30, 2013	$13.24	.16	2.06	2.22	(.13)	—	(.13)	—	—	$15.33	16.89	$16,026	1.34	1.13	111
September 30, 2012	10.60	.15	2.50	2.65	(.01)	—	(.01)	—	—	13.24	25.00	15,265	1.38	1.26	120
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	—	(.43)	—	— [e,f]	10.60	(4.79)	13,215	1.39	1.29	98
September 30, 2010	10.88	.17	.95	1.12	(.47)	—	(.47)	— [e]	— [e,g]	11.53	10.60	13,669	1.45	1.54	116
September 30, 2009	11.16	.17	(.08)	.09	(.37)	—	(.37)	— [e]	— [e,h]	10.88	1.97	10,844	1.47 [i,j]	1.85 [i]	130

Class R5
September 30, 2013	$13.58	.23	2.12	2.35	(.17)	—	(.17)	—	—	$15.76	17.50	$64.82		1.52	111
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	—	13.58	6.26*	11	.21*	.43*	120

Class R6
September 30, 2013	$13.58	.25	2.12	2.37	(.18)	—	(.18)	—	—	$15.77	17.62	$24,534.72		1.62	111
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	—	13.58	6.26*	11	.18*	.45*	120

Class Y
September 30, 2013	$13.58	.24	2.10	2.34	(.19)	—	(.19)	—	—	$15.73	17.47	$125,570.84		1.65	111
September 30, 2012	10.88	.22	2.55	2.77	(.07)	—	(.07)	—	—	13.58	25.58	170,199.88		1.76	120
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	—	(.48)	—	— [e,f]	10.88	(4.33)	147,682.89		1.79	98
September 30, 2010	11.12	.23	.98	1.21	(.51)	—	(.51)	— [e]	— [e,g]	11.82	11.24	164,457.95		2.02	116
September 30, 2009	11.42	.22	(.09)	.13	(.43)	—	(.43)	— [e]	— [e,h]	11.12	2.43	240,911	.97 [i,j]	2.41 [i]	130

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 97

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sale transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.07% of average net assets as of September 30, 2009.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Growth Fund

Notes to financial statements 9/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through September 30, 2013.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may also consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no

Dynamic Asset Allocation Growth Fund 99

sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source.

The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any,

100 Dynamic Asset Allocation Growth Fund

are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the return on securities owned, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange

Dynamic Asset Allocation Growth Fund 101

traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms

102 Dynamic Asset Allocation Growth Fund

of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,660,468 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline

Dynamic Asset Allocation Growth Fund 103

in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,720,973 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $3,112,248.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $4,662,719 and the fund received cash collateral of $4,823,494.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit.

104 Dynamic Asset Allocation Growth Fund

A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2013, the fund had a capital loss carryover of $28,175,520 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$28,175,520	N/A	$28,175,520	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from interest on payment-in-kind securities, from straddle loss deferrals, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,304,533 to increase undistributed net investment income, $979,552 to increase paid-in-capital and $10,284,085 to increase accumulated net realized loss.

Dynamic Asset Allocation Growth Fund 105

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$227,442,964
Unrealized depreciation	(25,051,967)

Net unrealized appreciation	202,390,997
Undistributed ordinary income	8,856,754
Capital loss carryforward	(28,175,520)
Cost for federal income tax purposes	$1,578,299,587

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit. This expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

106 Dynamic Asset Allocation Growth Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,985,439	Class R5	26

Class B	208,730	Class R6	6,045

Class C	230,624	Class Y	276,364

Class M	45,051	Total	$2,779,339

Class R	27,060

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,220 under the expense offset arrangements and by $68,621 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,198, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,892,349	Class M	196,596

Class B	1,212,724	Class R	78,808

Class C	1,342,733	Total	$5,723,210

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $254,008 and $2,636 from the sale of class A and class M shares, respectively, and received $48,288 and $3,139 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Dynamic Asset Allocation Growth Fund 107

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $160 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,311,792,689 and $1,356,711,380, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $1,852,500 and $1,852,813, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap		Written equity
	option contract	Written swap	option number of	Written equity
	amounts	option premiums	contracts	option premiums

Written options outstanding
at the beginning of the
reporting period	$124,644,775	$10,648,027	20,867	$15,024

Options opened	26,147,000	—	64,152	76,379
Options exercised	(7,989,000)	(9,918)	(12,699)	(2,837)
Options expired	—	—	(14,621)	(19,707)
Options closed	(142,802,775)	(10,638,109)	(57,699)	(68,859)

Written options outstanding at
the end of the reporting period	$—	$—	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	8,013,272	$115,450,691	6,906,238	$86,365,519

Shares issued in connection with
reinvestment of distributions	914,448	12,454,779	279,952	3,205,456

	8,927,720	127,905,470	7,186,190	89,570,975

Shares repurchased	(13,542,252)	(194,128,921)	(17,742,423)	(221,330,460)

Net decrease	(4,614,532)	$(66,223,451)	(10,556,233)	$(131,759,485)

	Year ended 9/30/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	662,038	$9,402,966	687,279	$8,383,690

Shares issued in connection with
reinvestment of distributions	32,681	438,572	—	—

	694,719	9,841,538	687,279	8,383,690

Shares repurchased	(2,543,515)	(35,887,044)	(3,412,704)	(41,841,800)

Net decrease	(1,848,796)	$(26,045,506)	(2,725,425)	$(33,458,110)

108 Dynamic Asset Allocation Growth Fund

	Year ended 9/30/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,210,461	$16,943,269	857,477	$10,323,810

Shares issued in connection with
reinvestment of distributions	42,968	563,743	—	—

	1,253,429	17,507,012	857,477	10,323,810

Shares repurchased	(1,519,340)	(20,885,570)	(2,071,945)	(24,733,246)

Net decrease	(265,911)	$(3,378,558)	(1,214,468)	$(14,409,436)

	Year ended 9/30/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	157,268	$2,232,327	229,200	$2,742,457

Shares issued in connection with
reinvestment of distributions	12,246	164,224	—	—

	169,514	2,396,551	229,200	2,742,457

Shares repurchased	(307,252)	(4,352,826)	(522,412)	(6,451,903)

Net decrease	(137,738)	$(1,956,275)	(293,212)	$(3,709,446)

	Year ended 9/30/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	270,216	$3,859,556	338,649	$4,157,762

Shares issued in connection with
reinvestment of distributions	10,974	147,155	859	9,692

	281,190	4,006,711	339,508	4,167,454

Shares repurchased	(388,660)	(5,541,425)	(433,052)	(5,323,292)

Net decrease	(107,470)	$(1,534,714)	(93,544)	$(1,155,838)

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	3,238	$49,670	782	$10,000

Shares issued in connection with
reinvestment of distributions	10	134	—	—

	3,248	49,804	782	10,000

Shares repurchased	—	—	—	—

Net increase	3,248	$49,804	782	$10,000

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	1,651,339	$24,449,744	782	$10,000

Shares issued in connection with
reinvestment of distributions	10	139	—	—

	1,651,349	24,449,883	782	10,000

Shares repurchased	(96,723)	(1,496,080)	—	—

Net increase	1,554,626	$22,953,803	782	$10,000

Dynamic Asset Allocation Growth Fund 109

	Year ended 9/30/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,239,738	$90,864,806	3,151,673	$39,565,532

Shares issued in connection with
reinvestment of distributions	176,385	2,418,232	78,133	900,090

	6,416,123	93,283,038	3,229,806	40,465,622

Shares repurchased	(10,965,706)	(160,774,303)	(4,272,458)	(53,589,342)

Net decrease	(4,549,583)	$(67,491,265)	(1,042,652)	$(13,123,720)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	792	19.70%	$12,482

Class R6	793	0.05	12,506

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$325,561,660	$306,404,776	$439,404,699	$237,597	$192,561,737

Putnam Short Term
Investment Fund*	—	372,090,625	177,548,364	70,114	194,542,261

Totals	$325,561,660	$678,495,401	$616,953,063	$307,711	$387,103,998

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

110 Dynamic Asset Allocation Growth Fund

Note 8: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	12,000

Purchased swap option contracts (contract amount)	$17,400,000

Written equity option contracts (number of contracts) (Note 3)	13,000

Written swap option contracts (contract amount) (Note 3)	$10,600,000

Futures contracts (number of contracts)	10,000

Forward currency contracts (contract amount)	$623,500,000

OTC interest rate swap contracts (notional)	$161,900,000

Centrally cleared interest rate swap contracts (notional)	$30,500,000

OTC total return swap contracts (notional)	$151,300,000

OTC credit default swap contracts (notional)	$90,800,000

Centrally cleared credit default swap contracts (notional)	$5,500,000

Warrants (number of warrants)	410,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$4,993,522*	Payables	$223,091

Foreign exchange
contracts	Receivables	1,327,966	Payables	5,165,171

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	1,517,715*	depreciation	2,585,472*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	1,135,311*	depreciation	2,109,463*

Total		$8,974,514		$10,083,197

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund	111

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$11,308,905	$11,308,905

Foreign
exchange contracts	—	—	—	(1,057,114)	—	$(1,057,114)

Equity contracts	2,071	143,024	77,275,210	—	5,890,221	$83,310,526

Interest rate contracts	—	(23,916)	(1,476,079)	—	1,444,415	$(55,580)

Total	$2,071	$119,108	$75,799,131	$(1,057,114)	$18,643,541	$93,506,737

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(1,503,050)	$(1,503,050)

Foreign
exchange contracts	—	—	—	(3,708,757)	—	$(3,708,757)

Equity contracts	(10,578)	(1,290)	(620,891)	—	(4,234,850)	$(4,867,609)

Interest rate contracts	—	(121,494)	362,383	—	(81,304)	$159,585

Total	$(10,578)	$(122,784)	$(258,508)	$(3,708,757)	$(5,819,204)	$(9,919,831)

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

112 Dynamic Asset Allocation Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Balanced Fund (the “fund”) at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 2013

24 Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 9/30/13

COMMON STOCKS (52.6%)*	Shares	Value

Basic materials (2.8%)
Agnico-Eagle Mines, Ltd. (Canada)	290	$7,680

Agrium, Inc. (Canada)	692	58,149

Air Liquide SA (France)	560	77,995

Akzo Nobel NV (Netherlands)	2,603	171,055

Amcor, Ltd. (Australia)	45,382	442,844

American Vanguard Corp.	1,982	53,355

Andersons, Inc. (The)	1,721	120,298

Archer Daniels-Midland Co.	2,956	108,899

Arkema (France)	1,468	163,546

Asahi Kasei Corp. (Japan)	99,000	744,300

Assa Abloy AB Class B (Sweden)	14,075	646,074

Axiall Corp.	8,667	327,526

BASF SE (Germany)	9,399	901,525

Bemis Co., Inc.	14,181	553,201

BHP Billiton PLC (United Kingdom)	17,029	501,742

BHP Billiton, Ltd. (Australia)	28,801	960,279

Cambrex Corp. †	17,872	235,910

Cameco Corp. (Canada)	5,100	92,157

CF Industries Holdings, Inc.	6,962	1,467,798

Chemtura Corp. †	16,713	384,232

Chicago Bridge & Iron Co., NV	16,417	1,112,580

Cie de St-Gobain (France)	2,368	117,266

Croda International PLC (United Kingdom)	1,000	42,982

Cytec Industries, Inc.	6,517	530,223

Domtar Corp. (Canada)	4,841	384,472

Eastman Chemical Co.	16,800	1,308,720

Fletcher Building, Ltd. (New Zealand)	2,790	22,014

Fortescue Metals Group, Ltd. (Australia)	20,718	91,807

Fortune Brands Home & Security, Inc.	24,990	1,040,334

Givaudan SA (Switzerland)	10	14,607

Glencore Xstrata PLC (United Kingdom)	66,151	360,578

Goldcorp, Inc. (Canada)	3,896	101,367

Holcim, Ltd. (Switzerland)	5,462	406,472

Horsehead Holding Corp. † S	19,074	237,662

Huntsman Corp.	25,600	527,616

Innophos Holdings, Inc.	5,227	275,881

Innospec, Inc.	4,893	228,307

International Flavors & Fragrances, Inc.	236	19,423

Intrepid Potash, Inc.	1,724	27,032

Israel Chemicals, Ltd. (Israel)	2,580	21,773

Johnson Matthey PLC (United Kingdom)	19,657	893,582

Kansai Paint Co., Ltd. (Japan)	1,000	13,246

KapStone Paper and Packaging Corp.	4,341	185,795

Koninklijke Boskalis Westminster NV (Netherlands)	8,871	392,917

Koppers Holdings, Inc.	1,594	67,984

Kraton Performance Polymers, Inc. †	5,207	102,005

Dynamic Asset Allocation Balanced Fund	25

COMMON STOCKS (52.6%)* cont.	Shares	Value

Basic materials cont.
L.B. Foster Co. Class A	4,103	$187,671

Landec Corp. †	11,716	142,935

Linde AG (Germany)	350	69,320

Louisiana-Pacific Corp. †	2,231	39,243

LSB Industries, Inc. †	14,544	487,660

LyondellBasell Industries NV Class A	36,052	2,640,088

Minerals Technologies, Inc.	2,157	106,491

Monsanto Co.	48,114	5,021,658

Mosaic Co. (The)	1,076	46,290

Newcrest Mining, Ltd. (Australia)	2,312	25,235

NN, Inc.	14,060	218,774

Oji Holdings Corp. (Japan)	2,000	9,360

OM Group, Inc. †	4,674	157,888

Orica, Ltd. (Australia)	470	8,796

Packaging Corp. of America	13,256	756,785

Potash Corp. of Saskatchewan, Inc. (Canada)	3,246	101,535

PPG Industries, Inc.	13,236	2,211,206

Randgold Resources, Ltd. (Jersey)	540	38,911

Rio Tinto PLC (United Kingdom)	8,741	427,779

Rio Tinto, Ltd. (Australia)	9,474	545,676

S&W Seed Co. †	12,158	101,762

Sherwin-Williams Co. (The)	9,305	1,695,185

Sigma-Aldrich Corp.	142	12,113

Sika AG (Switzerland)	7	20,404

Solvay SA (Belgium)	226	33,892

Sumitomo Chemical Co., Ltd. (Japan)	181,000	688,682

Sumitomo Metal Mining Co., Ltd. (Japan)	30,000	423,012

Syngenta AG (Switzerland)	1,874	765,473

Taiheiyo Cement Corp. (Japan)	3,000	13,063

Toray Industries, Inc. (Japan)	3,000	19,686

Trex Co., Inc. †	5,371	266,026

Tronox, Ltd. Class A	4,583	112,146

Valspar Corp.	11,553	732,807

Veidekke ASA (Norway)	13,701	106,632

voestalpine AG (Austria)	15,038	719,065

W.R. Grace & Co. †	10,257	896,462

Wendel SA (France)	3,914	530,565

Yamana Gold, Inc. (Canada)	1,040	10,813

		36,936,299
Capital goods (4.0%)
ABB, Ltd. (Switzerland)	27,983	661,864

Aecom Technology Corp. †	19,800	619,146

AGCO Corp.	1,934	116,852

Aisin Seiki Co., Ltd. (Japan)	17,100	728,048

Alliant Techsystems, Inc.	2,670	260,485

Altra Holdings, Inc.	10,412	280,187

Astronics Corp. †	2,346	116,620

Avery Dennison Corp.	17,500	761,600

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Capital goods cont.
AZZ, Inc.	4,907	$205,407

Ball Corp.	19,366	869,146

Boeing Co. (The)	74,814	8,790,645

Chart Industries, Inc. †	3,726	458,447

Chase Corp.	5,662	166,350

CNH Industrial NV (Netherlands) †	6,129	76,608

Coway Co., Ltd. (South Korea)	3,366	186,361

Cummins, Inc.	23,349	3,102,382

Daelim Industrial Co., Ltd. (South Korea)	2,149	193,968

Daikin Industries, Ltd. (Japan)	3,900	206,714

Deere & Co.	1,130	91,971

Delphi Automotive PLC (United Kingdom)	49,300	2,880,106

Douglas Dynamics, Inc.	9,206	135,604

DXP Enterprises, Inc. †	1,987	156,913

European Aeronautic Defence and Space Co. NV (France)	26,121	1,664,234

Franklin Electric Co., Inc.	7,636	300,858

Generac Holdings, Inc.	6,092	259,763

General Dynamics Corp.	38,211	3,344,227

Greenbrier Companies, Inc. †	12,861	318,053

HEICO Corp.	1,972	133,583

Hermes Microvision, Inc. (Taiwan)	2,000	58,173

Hitachi, Ltd. (Japan)	48,000	315,947

Hyster-Yale Materials Holdings, Inc.	2,096	187,948

IHI Corp. (Japan)	115,000	483,188

II-VI, Inc. †	17,689	332,907

IMI PLC (United Kingdom)	31,548	743,113

Ingersoll-Rand PLC	38,100	2,474,214

JGC Corp. (Japan)	17,000	612,239

Kadant, Inc.	5,905	198,349

KBR, Inc.	24,400	796,416

Leggett & Platt, Inc.	25,300	762,795

Lindsay Corp.	816	66,602

Lockheed Martin Corp.	30,534	3,894,612

McDermott International, Inc. †	35,860	266,440

Metso Corp. OYJ (Finland)	1,608	63,173

Miller Industries, Inc.	7,098	120,524

Mine Safety Appliances Co.	2,430	125,412

Mitsubishi Electric Corp. (Japan)	16,000	167,659

NACCO Industries, Inc. Class A	1,056	58,524

Northrop Grumman Corp.	31,344	2,985,829

NSK, Ltd. (Japan)	66,000	672,120

Polypore International, Inc. †	1,502	61,537

Raytheon Co.	40,577	3,127,269

Rexam PLC (United Kingdom)	5,832	45,470

Rexel SA (France)	4,354	110,738

Rockwell Collins, Inc.	182	12,351

Roper Industries, Inc.	152	20,196

Safran SA (France)	2,960	182,342

Dynamic Asset Allocation Balanced Fund	27

COMMON STOCKS (52.6%)* cont.	Shares	Value

Capital goods cont.
Schindler Holding AG (Switzerland)	200	$30,033

Schneider Electric SA (France)	7,674	648,965

Singapore Technologies Engineering, Ltd. (Singapore)	155,000	515,205

Societe BIC SA (France)	380	44,185

Standard Motor Products, Inc.	10,094	324,623

Standex International Corp.	2,802	166,439

Staples, Inc. S	100,808	1,476,837

Stoneridge, Inc. †	15,888	171,749

Tenneco, Inc. †	2,621	132,361

Terex Corp. †	19,600	658,560

THK Co., Ltd. (Japan)	18,800	415,801

TriMas Corp. †	13,508	503,848

United Technologies Corp.	290	31,268

Valmont Industries, Inc.	978	135,854

Vinci SA (France)	13,469	782,980

WABCO Holdings, Inc. †	11,100	935,286

WESCO International, Inc. †	2,721	208,238

Zodiac Aerospace (France)	350	55,707

		53,270,168
Communication services (2.5%)
Arris Group, Inc. †	3,254	55,513

Aruba Networks, Inc. †	3,542	58,939

AT&T, Inc.	77,833	2,632,312

BCE, Inc. (Canada)	310	13,248

Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	21,690	39,883

British Sky Broadcasting Group PLC (United Kingdom)	1,070	15,070

BroadSoft, Inc. †	1,206	43,452

BT Group PLC (United Kingdom)	149,548	828,962

CalAmp Corp. †	10,547	185,944

CenturyLink, Inc.	575	18,044

Comcast Corp. Class A	190,667	8,608,615

Deutsche Telekom AG (Germany)	37,569	544,592

DISH Network Corp. Class A	30,800	1,386,308

EchoStar Corp. Class A †	20,751	911,799

Eutelsat Communications SA (France)	990	31,300

Frontier Communications Corp.	37,802	157,634

HSN, Inc.	2,715	145,578

IAC/InterActiveCorp.	32,482	1,775,791

Inteliquent, Inc.	8,738	84,409

InterXion Holding NV (Netherlands) †	7,000	155,680

Iridium Communications, Inc. †	15,437	106,207

Jazztel PLC (Spain) †	14,626	158,908

Liberty Global PLC Ser. C (United Kingdom) †	1,800	135,774

Loral Space & Communications, Inc.	2,856	193,437

NeuStar, Inc. Class A †	4,371	216,277

NICE Systems, Ltd. (Israel)	280	11,537

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	1,900	98,194

NTT DoCoMo, Inc. (Japan)	33,800	547,430

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Communication services cont.
Orange (France)	33,133	$415,474

RingCentral, Inc. Class A †	1,444	26,021

Ruckus Wireless, Inc. †	7,183	120,890

SBA Communications Corp. Class A †	144	11,586

SES SA GDR (France)	1,590	45,494

StarHub, Ltd. (Singapore)	5,000	17,098

Swisscom AG (Switzerland)	60	28,834

TDC A/S (Denmark)	30,544	258,453

Tele2 AB Class B (Sweden)	17,977	229,933

Telefonica SA (Spain) †	31,423	489,297

Telenor ASA (Norway)	20,462	467,547

Telstra Corp., Ltd. (Australia)	126,961	588,656

Turkcell Iletisim Hizmetleri AS (Turkey) †	17,416	102,597

TW telecom, inc. †	28,700	857,126

Ubiquiti Networks, Inc.	11,096	372,715

USA Mobility, Inc.	8,299	117,514

Verizon Communications, Inc.	183,150	8,545,779

Vodafone Group PLC (United Kingdom)	360,220	1,259,627

Ziggo NV (Netherlands)	11,703	474,022

		33,589,500
Conglomerates (1.1%)
3M Co.	794	94,812

AMETEK, Inc.	33,258	1,530,533

Danaher Corp.	64,958	4,502,889

Exor SpA (Italy)	8,052	302,067

General Electric Co.	159,435	3,808,902

Marubeni Corp. (Japan)	27,000	212,056

Mitsubishi Corp. (Japan)	17,600	355,599

Siemens AG (Germany)	13,592	1,637,630

Tyco International, Ltd.	60,498	2,116,220

		14,560,708
Consumer cyclicals (6.3%)
ABC-Mart, Inc. (Japan)	200	9,736

Adidas AG (Germany)	3,799	412,083

ADT Corp. (The) †	31,699	1,288,881

Advance Auto Parts, Inc.	12,417	1,026,638

Alpine Electronics, Inc. (Japan)	5,000	54,275

Amazon.com, Inc. †	316	98,794

American Eagle Outfitters, Inc.	34,100	477,059

ANN, Inc. †	7,713	279,365

Apollo Tyres, Ltd. (India)	31,308	33,331

Ascent Capital Group, Inc. Class A †	843	67,963

Atresmedia Corp de Medios de Comunicacion S.A. (Spain) S	23,149	297,826

AutoZone, Inc. †	55	23,250

Axel Springer AG (Germany)	760	42,268

Babcock International Group PLC (United Kingdom)	26,808	519,058

Bayerische Motoren Werke (BMW) AG (Germany)	4,764	512,183

Bed Bath & Beyond, Inc. †	30,012	2,321,728

Big Lots, Inc. †	21,468	796,248

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (52.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Blyth, Inc.	5,082	$70,284

BR Malls Participacoes SA (Brazil)	12,100	109,737

Bridgestone Corp. (Japan)	7,600	276,413

Brown Shoe Co., Inc.	4,104	96,321

Brunswick Corp.	7,078	282,483

Buckle, Inc. (The)	2,401	129,774

Bunzl PLC (United Kingdom)	1,060	22,961

Bureau Veritas SA (France)	14,875	468,881

Carmike Cinemas, Inc. †	7,349	162,266

Chico’s FAS, Inc.	32,900	548,114

Coach, Inc.	36,049	1,965,752

Compagnie Financiere Richemont SA (Switzerland)	8,793	880,904

Compass Group PLC (United Kingdom)	75,087	1,033,247

Continental AG (Germany)	5,357	908,077

Corporate Executive Board Co. (The)	1,717	124,689

Crocs, Inc. †	3,746	50,983

CST Brands, Inc. †	6,311	188,068

Daihatsu Motor Co., Ltd. (Japan)	19,000	367,262

Daimler AG (Registered Shares) (Germany)	6,762	527,106

Daito Trust Construction Co., Ltd. (Japan)	500	49,901

Deckers Outdoor Corp. †	1,574	103,758

Deluxe Corp.	10,332	430,431

Demand Media, Inc. †	14,860	93,915

Destination Maternity Corp.	11,270	358,386

Dillards, Inc. Class A	7,281	570,102

Dollar General Corp. †	326	18,406

Dollar Tree, Inc. †	320	18,291

Don Quijote Co., Ltd. (Japan)	300	18,770

Ecolab, Inc.	591	58,367

Equinix, Inc.	207	12,389

Expedia, Inc.	14,590	755,616

Experian Group, Ltd. (United Kingdom)	24,060	458,450

Five Below, Inc. †	1,288	56,350

FleetCor Technologies, Inc. †	768	84,603

Foot Locker, Inc.	25,390	861,737

Francesca’s Holdings Corp. †	2,446	45,593

Fuji Heavy Industries, Ltd. (Japan)	34,000	937,382

G&K Services, Inc. Class A	3,153	190,410

GameStop Corp. Class A	5,538	274,962

Gannett Co., Inc.	42,703	1,144,013

Gap, Inc. (The)	42,400	1,707,872

Geberit International AG (Switzerland)	130	35,104

Genesco, Inc. †	2,808	184,149

Global Cash Access Holdings, Inc. †	13,436	104,935

Global Mediacom Tbk PT (Indonesia)	1,987,500	331,250

Green Dot Corp. Class A †	5,972	157,243

Harbinger Group, Inc. †	28,821	298,874

Hino Motors, Ltd. (Japan)	38,000	558,238

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Consumer cyclicals cont.
HMS Holdings Corp. †	2,677	$57,582

Home Depot, Inc. (The)	112,622	8,542,379

ITV PLC (United Kingdom)	222,554	631,593

Jin Co., Ltd. (Japan)	2,300	86,342

KAR Auction Services, Inc.	15,927	449,301

Kimberly-Clark Corp.	640	60,301

Kingfisher PLC (United Kingdom)	31,981	199,796

La-Z-Boy, Inc.	4,165	94,587

Lear Corp.	17,545	1,255,696

LIN Media, LLC Class A †	7,506	152,297

Lowe’s Cos., Inc.	121,512	5,785,186

Lumber Liquidators Holdings, Inc. †	1,033	110,169

Luxottica Group SpA (Italy)	3,849	204,744

Macy’s, Inc.	51,767	2,239,958

Magna International, Inc. (Canada)	90	7,422

Marcus Corp.	12,761	185,417

MasterCard, Inc. Class A	163	109,663

Matahari Department Store Tbk PT (Indonesia) †	121,500	110,168

MAXIMUS, Inc.	2,357	106,159

McGraw-Hill Cos., Inc. (The)	35,514	2,329,363

Men’s Wearhouse, Inc. (The)	4,845	164,972

MGM China Holdings, Ltd. (Hong Kong)	159,200	528,552

MSC Industrial Direct Co., Inc. Class A	98	7,972

Namco Bandai Holdings, Inc. (Japan)	20,600	384,567

Navistar International Corp. †	4,575	166,896

Next PLC (United Kingdom)	14,097	1,177,597

Nintendo Co., Ltd. (Japan)	1,000	113,231

Nissan Motor Co., Ltd. (Japan)	41,900	419,448

Nitori Holdings Co., Ltd. (Japan)	250	22,890

O’Reilly Automotive, Inc. †	16,512	2,106,766

Omnicom Group, Inc.	425	26,962

OPAP SA (Greece)	33,200	370,546

Oriental Land Co., Ltd. (Japan)	200	33,003

Panasonic Corp. (Japan) †	48,100	463,897

Park24 Co., Ltd. (Japan)	500	8,876

Pearson PLC (United Kingdom)	4,232	86,119

Perry Ellis International, Inc.	10,040	189,154

PetSmart, Inc.	16,426	1,252,647

Pier 1 Imports, Inc.	3,260	63,635

Pitney Bowes, Inc.	8,800	160,072

Prada SpA (Italy)	14,000	135,652

Priceline.com, Inc. †	5,385	5,443,966

PulteGroup, Inc.	56,700	935,550

Randstad Holding NV (Netherlands)	3,104	174,857

ReachLocal, Inc. †	5,072	60,408

Reed Elsevier NV (Netherlands)	2,240	45,047

Renault SA (France)	5,421	432,181

Rinnai Corp. (Japan)	200	14,813

Dynamic Asset Allocation Balanced Fund	31

COMMON STOCKS (52.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Ross Stores, Inc.	300	$21,840

Ryland Group, Inc. (The)	8,103	328,496

Sands China, Ltd. (Hong Kong)	27,200	168,161

Sankyo Co., Ltd. (Japan)	300	14,635

Scripps Networks Interactive Class A	170	13,279

Sears Hometown and Outlet Stores, Inc. †	4,148	131,699

Secom Co., Ltd. (Japan)	500	31,233

Select Comfort Corp. †	8,304	202,202

Shimamura Co., Ltd. (Japan)	100	9,939

Sinclair Broadcast Group, Inc. Class A	14,060	471,291

Singapore Press Holdings, Ltd. (Singapore)	8,000	26,209

SJM Holdings, Ltd. (Hong Kong)	234,000	657,719

Sodexho (France)	530	49,452

Sonic Automotive, Inc. Class A	24,568	584,718

Sports Direct International PLC (United Kingdom) †	17,206	197,073

Steven Madden, Ltd. †	2,511	135,167

Sun TV Network, Ltd. (India)	6,178	38,802

Swatch Group AG (The) (Switzerland)	4,255	479,914

Swatch Group AG (The) (Switzerland)	743	478,162

Swire Pacific, Ltd. Class A (Hong Kong)	2,500	29,945

Target Corp.	779	49,840

Tata Motors, Ltd. (India)	8,599	45,670

Thomas Cook Group PLC (United Kingdom) †	75,861	188,393

Tile Shop Holdings, Inc. †	6,687	197,200

Time Warner, Inc.	1,160	76,340

TiVo, Inc. †	6,044	75,187

TJX Cos., Inc. (The)	79,500	4,483,005

Total Systems Services, Inc.	65,500	1,927,010

Towers Watson & Co. Class A	170	18,183

Town Sports International Holdings, Inc.	10,593	137,497

Toyota Motor Corp. (Japan)	26,600	1,696,750

Tractor Supply Co.	278	18,673

Trump Entertainment Resorts, Inc. †	180	360

TUI Travel PLC (United Kingdom)	47,487	282,676

URS Corp.	13,053	701,599

USS Co. Ltd. (Japan)	1,500	21,685

Vail Resorts, Inc.	1,467	101,780

Valeo SA (France)	2,151	183,678

ValueClick, Inc. †	7,973	166,237

Verisk Analytics, Inc. Class A †	245	15,915

Viacom, Inc. Class B	705	58,924

VOXX International Corp. †	18,825	257,903

Wal-Mart Stores, Inc.	12,419	918,509

World Fuel Services Corp.	7,356	274,452

WPP PLC (United Kingdom)	34,567	710,699

Wyndham Worldwide Corp.	21,785	1,328,231

Wynn Resorts, Ltd.	11,497	1,816,641

		83,924,877

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Consumer staples (5.2%)
AFC Enterprises †	6,643	$289,568

Ajinomoto Co., Inc. (Japan)	13,000	170,609

Alsea SAB de CV (Mexico)	19,600	54,849

Altria Group, Inc.	1,634	56,128

Angie’s List, Inc. † S	3,003	67,568

Anheuser-Busch InBev NV (Belgium)	9,507	946,353

Associated British Foods PLC (United Kingdom)	31,850	967,303

Barrett Business Services, Inc.	2,798	188,333

Barry Callebaut AG (Switzerland)	20	20,081

Beacon Roofing Supply, Inc. †	2,488	91,733

Benesse Holdings, Inc. (Japan)	400	14,528

Bigfoot GmbH (acquired 8/2/13, cost $21,982) (Private) (Brazil)† ΔΔ F	1	16,789

Blue Nile, Inc. †	2,580	105,599

Bright Horizons Family Solutions, Inc. †	4,794	171,769

British American Tobacco (BAT) PLC (United Kingdom)	19,685	1,044,157

Britvic PLC (United Kingdom)	8,684	80,485

Brown-Forman Corp. Class B	1,500	102,195

Bunge, Ltd.	508	38,562

Calbee, Inc. (Japan)	23,200	671,725

Capita PLC (United Kingdom)	1,850	29,830

Carrefour SA (France)	15,680	538,272

Chaoda Modern Agriculture Holdings, Ltd. (China)† F	58,000	3,739

Church & Dwight Co., Inc.	266	15,973

Coca-Cola Co. (The)	29,586	1,120,718

Coca-Cola Enterprises, Inc.	2,200	88,462

Colgate-Palmolive Co.	40,164	2,381,725

Colruyt SA (Belgium)	650	36,084

Constellation Brands, Inc. Class A †	18,900	1,084,860

Core-Mark Holding Co., Inc.	2,943	195,533

Costco Wholesale Corp.	21,800	2,509,616

CVS Caremark Corp.	88,546	5,024,986

Diageo PLC (United Kingdom)	15,164	482,388

Distribuidora Internacional de Alimentacion SA (Spain)	44,399	384,958

Dunkin’ Brands Group, Inc.	184	8,328

Fomento Economico Mexicano SAB de CV ADR (Mexico)	1,200	116,508

General Mills, Inc.	53,724	2,574,454

Geo Group, Inc. (The)	4,853	161,362

Grand Canyon Education, Inc. †	1,879	75,686

Hain Celestial Group, Inc. (The) †	1,365	105,269

Henkel AG & Co. KGaA (Preference) (Germany)	2,443	251,743

Hershey Co. (The)	358	33,115

Ingredion, Inc.	901	59,619

ITOCHU Corp. (Japan)	7,900	96,605

ITT Educational Services, Inc. † S	20,567	637,577

Japan Tobacco, Inc. (Japan)	40,600	1,458,040

JM Smucker Co. (The)	11,760	1,235,270

Kao Corp. (Japan)	8,700	270,838

Kellogg Co.	515	30,246

Dynamic Asset Allocation Balanced Fund	33

COMMON STOCKS (52.6%)* cont.	Shares	Value

Consumer staples cont.
Kerry Group PLC Class A (Ireland)	6,556	$398,719

Kforce, Inc.	11,825	209,184

Koninklijke Ahold NV (Netherlands)	25,434	440,600

Kraft Foods Group, Inc.	48,120	2,523,413

L’Oreal SA (France)	5,497	944,079

Lawson, Inc. (Japan)	1,700	132,998

Liberty Interactive Corp. Class A †	77,300	1,814,231

Lorillard, Inc.	70,136	3,140,690

Magnit OJSC (Russia)	782	198,135

McDonald’s Corp.	273	26,265

Molson Coors Brewing Co. Class B	15,508	777,416

MWI Veterinary Supply, Inc. †	1,455	217,319

Nestle SA (Switzerland)	32,343	2,262,061

Nissin Food Products Co., Ltd. (Japan)	600	24,599

On Assignment, Inc. †	6,500	214,500

OpenTable, Inc. †	1,423	99,582

Panera Bread Co. Class A †	60	9,512

Papa John’s International, Inc.	2,984	208,522

PepsiCo, Inc.	571	45,395

Pernod Ricard SA (France)	1,661	206,260

Philip Morris International, Inc.	98,848	8,559,248

Pinnacle Foods, Inc.	5,941	157,258

Pool Corp.	1,853	104,009

Prestige Brands Holdings, Inc. †	7,312	220,237

Procter & Gamble Co. (The)	140,061	10,587,211

Reckitt Benckiser Group PLC (United Kingdom)	13,029	953,388

Reynolds American, Inc.	760	37,073

Robert Half International, Inc.	22,927	894,841

SABMiller PLC (United Kingdom)	14,093	717,195

Shoppers Drug Mart Corp. (Canada)	350	20,156

Spartan Stores, Inc.	5,908	130,330

Starbucks Corp.	897	69,042

Suedzucker AG (Germany)	12,191	359,209

TrueBlue, Inc. †	23,613	566,948

Unilever NV ADR (Netherlands)	2,260	87,917

Unilever PLC (United Kingdom)	23,975	947,041

United Natural Foods, Inc. †	1,805	121,332

USANA Health Sciences, Inc. †	1,438	124,804

Walgreen Co.	67,496	3,631,285

WM Morrison Supermarkets PLC (United Kingdom)	30,413	137,860

Wolseley PLC (United Kingdom)	4,040	209,095

Woolworths, Ltd. (Australia)	10,447	341,110

Zalando GmbH (acquired 9/30/13, cost $44,839) (Private)
(Germany)† ΔΔ F	1	44,839

		69,025,046
Energy (4.6%)
Alpha Natural Resources, Inc. †	104,331	621,813

BG Group PLC (United Kingdom)	13,068	249,744

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Energy cont.
BP PLC (United Kingdom)	146,467	$1,026,948

Cabot Oil & Gas Corp.	47,400	1,768,968

Callon Petroleum Co. †	30,947	169,280

Canadian Natural Resources, Ltd. (Canada)	7,000	219,980

Chevron Corp.	28,489	3,461,414

ConocoPhillips	101,411	7,049,079

Crescent Point Energy Corp. (Canada)	480	18,174

Delek US Holdings, Inc.	4,962	104,649

Diamond Offshore Drilling, Inc.	194	12,090

EPL Oil & Gas, Inc. †	9,987	370,618

EQT Corp.	236	20,938

Exxon Mobil Corp.	101,382	8,722,907

Ezion Holdings, Ltd. (Singapore)	150,000	263,043

FutureFuel Corp.	19,138	343,718

Gulfport Energy Corp. †	2,236	143,864

Halliburton Co.	2,200	105,930

Helix Energy Solutions Group, Inc. †	10,991	278,842

Helmerich & Payne, Inc.	13,066	900,901

HollyFrontier Corp.	24,138	1,016,451

Husky Energy, Inc. (Canada)	610	17,541

Imperial Oil, Ltd. (Canada)	460	20,199

Key Energy Services, Inc. †	26,808	195,430

Kodiak Oil & Gas Corp. †	14,027	169,166

Marathon Petroleum Corp.	34,087	2,192,476

Noble Energy, Inc.	270	18,093

Occidental Petroleum Corp.	66,750	6,243,795

Oceaneering International, Inc.	14,345	1,165,388

Oil States International, Inc. †	8,000	827,680

ONEOK, Inc.	27,600	1,471,632

Peabody Energy Corp.	34,081	587,897

Pembina Pipeline Corp. (Canada)	530	17,566

Phillips 66	57,436	3,320,950

Repsol YPF SA (Spain)	15,312	379,600

Rosetta Resources, Inc. †	2,676	145,735

Royal Dutch Shell PLC Class A (United Kingdom)	32,614	1,077,096

Royal Dutch Shell PLC Class A (United Kingdom)	21,924	723,108

Royal Dutch Shell PLC Class B (United Kingdom)	27,745	958,741

Schlumberger, Ltd.	96,276	8,506,947

Spectra Energy Corp.	811	27,761

Statoil ASA (Norway)	24,616	558,780

Stone Energy Corp. †	6,707	217,508

Suncor Energy, Inc. (Canada)	9,732	347,973

Swift Energy Co. †	8,499	97,059

Tesoro Corp.	18,566	816,533

Total SA (France)	18,121	1,051,571

TransCanada Corp. (Canada)	620	27,237

Unit Corp. †	3,290	152,952

Vaalco Energy, Inc. †	34,257	191,154

Dynamic Asset Allocation Balanced Fund	35

COMMON STOCKS (52.6%)* cont.	Shares	Value

Energy cont.
Valero Energy Corp.	57,007	$1,946,789

Vermilion Energy, Inc. (Canada)	160	8,795

W&T Offshore, Inc.	5,882	104,229

Woodside Petroleum, Ltd. (Australia)	13,129	469,223

		60,925,955
Financials (9.5%)
3i Group PLC (United Kingdom)	80,517	474,210

Access National Corp.	5,697	81,239

ACE, Ltd.	2,539	237,549

Admiral Group PLC (United Kingdom)	3,462	69,105

AG Mortgage Investment Trust, Inc. R	3,319	55,162

Ageas (Belgium)	15,567	630,531

Agree Realty Corp. R	5,970	180,175

AIA Group, Ltd. (Hong Kong)	233,400	1,096,898

Alleghany Corp. †	3,873	1,586,574

Allianz SE (Germany)	8,454	1,328,979

Allied World Assurance Co. Holdings AG	13,369	1,328,745

American Capital Agency Corp. R	33,500	756,095

American Equity Investment Life Holding Co.	13,227	280,677

American Express Co.	501	37,836

American Financial Group, Inc.	21,080	1,139,585

American International Group, Inc.	108,200	5,261,766

Amtrust Financial Services, Inc.	3,797	148,311

Aon PLC	55,484	4,130,229

Arch Capital Group, Ltd. †	316	17,105

Arlington Asset Investment Corp. Class A	3,842	91,363

ARMOUR Residential REIT, Inc. R	17,695	74,319

Arthur J Gallagher & Co.	535	23,353

Ascendas Real Estate Investment Trust (Singapore) R	17,000	30,896

Ashford Hospitality Trust, Inc. R	20,627	254,537

Assicurazioni Generali SpA (Italy)	33,899	676,439

Associated Banc-Corp.	42,800	662,972

Australia & New Zealand Banking Group, Ltd. (Australia)	29,709	853,084

AvalonBay Communities, Inc. R	8,889	1,129,703

AXA SA (France)	39,831	922,787

Axis Capital Holdings, Ltd.	25,800	1,117,398

Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	52,053	7,112

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	52,053	581,669

Banco Latinoamericano de Exportaciones SA Class E (Panama)	13,214	329,293

Banco Santander Central Hispano SA (Spain)	78,130	637,149

Bangkok Bank PCL NVDR (Thailand)	17,700	110,908

Bank Hapoalim BM (Israel)	3,700	18,710

Bank Leumi Le-Israel BM (Israel) †	4,360	16,207

Bank of East Asia, Ltd. (Hong Kong)	6,400	27,107

Bank of Hawaii Corp.	719	39,150

Bank of Kentucky Financial Corp.	3,374	92,144

Bank of Nova Scotia (Canada)	1,490	85,345

Bank of Yokohama, Ltd. (The) (Japan)	95,000	542,194

36 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Financials cont.
Barclays PLC NPR (United Kingdom) †	35,432	$46,318

Barclays PLC (United Kingdom)	204,569	879,275

Bellway PLC (United Kingdom)	7,922	168,648

Berkshire Hathaway, Inc. Class B †	15,651	1,776,545

BlackRock, Inc.	89	24,085

BNP Paribas SA (France)	8,361	565,559

BOC Hong Kong Holdings, Ltd. (Hong Kong)	10,500	33,710

BofI Holding, Inc. †	7,925	514,016

British Land Company PLC (United Kingdom) R	3,710	34,685

CapitaMall Trust (Singapore) R	20,000	31,246

Cardinal Financial Corp.	11,037	182,442

CBL & Associates Properties, Inc. R	7,544	144,090

Chiba Bank, Ltd. (The) (Japan)	5,000	36,421

Chimera Investment Corp. R	122,579	372,640

China Pacific Insurance (Group) Co., Ltd. (China)	43,200	154,845

Chubb Corp. (The)	550	49,093

CIT Group, Inc. †	38,750	1,889,838

Citizens & Northern Corp.	7,113	141,833

City National Corp.	12,061	803,986

CNO Financial Group, Inc.	14,080	202,752

Commonwealth Bank of Australia (Australia)	21,763	1,445,756

CoreLogic, Inc. †	48,800	1,320,040

Coresite Realty Corp. R	2,001	67,914

Credit Acceptance Corp. †	1,872	207,436

Credit Agricole SA (France) †	53,441	589,298

Credit Saison Co., Ltd. (Japan)	13,500	365,192

Credit Suisse Group (Switzerland)	10,778	329,174

Cullen/Frost Bankers, Inc.	770	54,324

CYS Investments, Inc. R	10,739	87,308

DBS Group Holdings, Ltd. (Singapore)	36,000	471,181

Deutsche Bank AG (Germany)	12,916	593,048

Dexus Property Group (Australia) R	562,787	527,649

DFC Global Corp. †	20,814	228,746

Discover Financial Services	61,618	3,114,174

Eagle Bancorp, Inc.	5,602	158,481

East West Bancorp, Inc.	9,062	289,531

Eaton Vance Corp.	26,680	1,035,984

Education Realty Trust, Inc. R	21,271	193,566

Encore Capital Group, Inc. †	7,529	345,280

EPR Properties R	3,120	152,069

Essex Property Trust, Inc. R	50	7,385

Everest Re Group, Ltd.	226	32,863

Federal Realty Investment Trust R	6,990	709,136

Fidelity National Financial, Inc. Class A	48,529	1,290,871

Fifth Third Bancorp	159,900	2,884,596

Financial Institutions, Inc.	7,324	149,849

First Community Bancshares Inc.	6,886	112,586

First Industrial Realty Trust R	6,736	109,595

Dynamic Asset Allocation Balanced Fund	37

COMMON STOCKS (52.6%)* cont.	Shares	Value

Financials cont.
FirstMerit Corp.	8,574	$186,142

Flushing Financial Corp.	7,236	133,504

Genworth Financial, Inc. Class A †	162,959	2,084,246

Gjensidige Forsikring ASA (Norway)	2,320	35,032

Glimcher Realty Trust R	12,876	125,541

Goldman Sachs Group, Inc. (The)	43,354	6,859,036

GPT Group (Australia) R	12,510	40,614

Greenhill & Co., Inc.	2,809	140,113

Grupo Financiero Banorte SAB de CV (Mexico)	31,500	196,275

Gunma Bank, Ltd. (The) (Japan)	4,000	23,358

Hammerson PLC (United Kingdom) R	36,052	292,407

Hang Seng Bank, Ltd. (Hong Kong)	34,600	564,332

Hanmi Financial Corp.	14,263	236,338

Hannover Rueckversicherung AG (Germany)	570	41,918

Hatteras Financial Corp. R	12,700	237,617

Health Care REIT, Inc. R	23,763	1,482,336

Heartland Financial USA, Inc.	4,921	137,099

Heritage Financial Group, Inc.	6,180	107,656

HFF, Inc. Class A	18,629	466,656

Hongkong Land Holdings, Ltd. (Hong Kong)	17,000	112,200

Housing Development Finance Corp., Ltd. (HDFC) (India)	9,749	119,011

HSBC Holdings PLC (United Kingdom)	188,488	2,042,630

ING Groep NV (Netherlands) †	57,235	646,621

Insurance Australia Group, Ltd. (Australia)	123,412	675,819

Intact Financial Corp. (Canada)	2,790	167,338

IntercontinentalExchange, Inc. †	238	43,178

Invesco Mortgage Capital, Inc. R	5,491	84,506

Investor AB Class B (Sweden)	14,700	446,030

Investors Real Estate Trust R	15,184	125,268

iStar Financial, Inc. † R	12,837	154,557

Japan Real Estate Investment Corp. (Japan) R	4	46,717

Joyo Bank, Ltd. (The) (Japan)	83,000	444,997

JPMorgan Chase & Co.	216,207	11,175,740

Julius Baer Group, Ltd. (Switzerland)	920	42,930

KKR & Co. LP	11,500	236,670

Legal & General Group PLC (United Kingdom)	144,999	460,558

Lexington Realty Trust R	30,177	338,888

Lloyds Banking Group PLC (United Kingdom) †	1,060,160	1,262,849

LTC Properties, Inc. R	7,908	300,346

Maiden Holdings, Ltd. (Bermuda)	12,165	143,669

MainSource Financial Group, Inc.	10,916	165,814

MFA Financial, Inc. R	17,621	131,276

Mitsubishi Estate Co., Ltd. (Japan)	12,000	353,548

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	102,100	651,271

Mizrahi Tefahot Bank, Ltd. (Israel)	1,510	16,625

MS&AD Insurance Group Holdings (Japan)	2,500	65,110

Muenchener Rueckversicherungs AG (Germany)	2,842	555,382

Nasdaq OMX Group, Inc. (The)	32,463	1,041,738

38 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Financials cont.
National Health Investors, Inc. R	4,445	$252,876

Nelnet, Inc. Class A	6,662	256,154

Nordea Bank AB (Sweden)	17,069	205,836

Northern Trust Corp.	31,660	1,721,987

Ocwen Financial Corp. †	3,868	215,718

OFG Bancorp (Puerto Rico)	6,611	107,032

One Liberty Properties, Inc. R	7,235	146,726

ORIX Corp. (Japan)	13,300	215,815

Pacific Premier Bancorp, Inc. †	6,844	91,983

PartnerRe, Ltd.	14,705	1,346,096

People’s United Financial, Inc.	4,193	60,295

Peoples Bancorp, Inc.	6,622	138,267

Persimmon PLC (United Kingdom)	11,102	195,187

PHH Corp. †	5,854	138,974

PNC Financial Services Group, Inc.	56,082	4,063,141

Popular, Inc. (Puerto Rico) †	33,037	866,561

Portfolio Recovery Associates, Inc. †	7,195	431,268

Protective Life Corp.	27,268	1,160,253

Prudential PLC (United Kingdom)	56,877	1,059,820

PS Business Parks, Inc. R	4,315	321,985

Public Storage R	12,538	2,012,976

Rayonier, Inc. R	190	10,574

Regus PLC (United Kingdom)	92,975	273,942

RenaissanceRe Holdings, Ltd.	255	23,085

Republic Bancorp, Inc. Class A	4,377	120,586

Resona Holdings, Inc. (Japan)	158,300	808,450

RioCan Real Estate Investment Trust (Canada) R	1,170	27,602

Sberbank of Russia ADR (Russia)	26,179	315,457

SCOR SE (France)	5,821	192,739

Sekisui House, Ltd. (Japan)	5,000	67,043

Select Income REIT R	5,569	143,680

Shizuoka Bank, Ltd. (The) (Japan)	3,000	34,061

Shopping Centres Australasia Property Group (Australia) R	80,476	114,866

Simon Property Group, Inc. R	23,266	3,448,719

Skandinaviska Enskilda Banken AB (Sweden)	43,668	462,724

Sovran Self Storage, Inc. R	1,409	106,633

SpareBank 1 SR-Bank ASA (Norway) †	15,115	119,899

St. Joe Co. (The) †	17,750	348,255

Starwood Property Trust, Inc. R	4,262	102,160

State Street Corp.	54,600	3,589,950

Stewart Information Services Corp.	10,033	320,956

Sumitomo Mitsui Financial Group, Inc. (Japan)	22,500	1,086,144

Summit Hotel Properties, Inc. R	19,108	175,603

Sun Hung Kai Properties, Ltd. (Hong Kong)	5,000	68,013

Swedbank AB Class A (Sweden)	21,050	490,327

Symetra Financial Corp.	12,235	218,028

T. Rowe Price Group, Inc.	745	53,588

Tanger Factory Outlet Centers R	11,667	380,928

Dynamic Asset Allocation Balanced Fund 39

COMMON STOCKS (52.6%)* cont.	Shares	Value

Financials cont.
Tokio Marine Holdings, Inc. (Japan)	8,700	$283,672

Tokyu Land Corp. (Japan) F	81,000	841,355

Toronto-Dominion Bank (Canada)	15,122	1,360,678

Toronto-Dominion Bank (Canada)	528	47,538

UBS AG (Switzerland)	56,026	1,146,106

Unibail-Rodamco SE (France) R	280	69,472

UniCredit SpA (Italy)	71,460	455,531

Universal Health Realty Income Trust R	1,847	77,334

Validus Holdings, Ltd.	25,846	955,785

Visa, Inc. Class A	920	175,812

Vornado Realty Trust R	17,100	1,437,426

WageWorks, Inc. †	4,415	222,737

Walter Investment Management Corp. †	2,679	105,928

Washington Banking Co.	8,333	117,162

Wells Fargo & Co.	46,544	1,923,198

Westfield Group (Australia)	34,065	349,890

Westfield Retail Trust (Australia) R	18,187	50,391

Westpac Banking Corp. (Australia)	19,416	592,845

Wheelock and Co., Ltd. (Hong Kong)	128,000	679,122

Zurich Insurance Group AG (Switzerland)	210	54,082

		126,590,201
Health care (7.1%)
Abaxis, Inc.	1,570	66,097

Abbott Laboratories	990	32,858

AbbVie, Inc.	83,290	3,725,562

ACADIA Pharmaceuticals, Inc. †	15,954	438,256

Accuray, Inc. †	13,918	102,854

Actelion, Ltd. (Switzerland)	6,484	460,301

Aegerion Pharmaceuticals, Inc. †	888	76,110

Alere, Inc. †	7,713	235,786

Align Technology, Inc. †	3,006	144,649

Alkermes PLC †	3,271	109,971

Amedisys, Inc. †	6,438	110,862

AmerisourceBergen Corp.	46,779	2,858,197

Amgen, Inc.	53,202	5,955,432

AmSurg Corp. †	4,842	192,227

Array BioPharma, Inc. †	14,439	89,811

Astellas Pharma, Inc. (Japan)	12,600	640,928

AstraZeneca PLC (United Kingdom)	28,531	1,485,203

athenahealth, Inc. †	660	71,650

Auxilium Pharmaceuticals, Inc. †	7,196	131,183

Bayer AG (Germany)	12,006	1,415,681

Becton, Dickinson and Co.	256	25,605

Bio-Reference Labs, Inc. † S	1,633	48,794

Biospecifics Technologies Corp. †	1,797	34,988

Bristol-Myers Squibb Co.	121,030	5,601,268

C.R. Bard, Inc.	243	27,994

Cardinal Health, Inc.	862	44,953

40 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Health care cont.
Catamaran Corp. †	180	$8,269

Celgene Corp. †	34,082	5,246,242

Centene Corp. †	1,375	87,945

Chemed Corp.	5,184	370,656

CIGNA Corp.	49,500	3,804,570

Coloplast A/S Class B (Denmark)	12,910	735,058

Computer Programs & Systems, Inc.	1,154	67,509

Conatus Pharmaceuticals, Inc. †	2,053	20,633

Conmed Corp.	9,765	331,912

Covidien PLC	3,137	191,169

CSL, Ltd. (Australia)	280	16,718

Cubist Pharmaceuticals, Inc. †	5,728	364,014

Cyberonics, Inc. †	1,419	72,000

DexCom, Inc. †	3,401	96,010

Eisai Co., Ltd. (Japan)	400	16,237

Eli Lilly & Co.	74,205	3,734,738

Endo Health Solutions, Inc. †	5,535	251,510

Exact Sciences Corp. †	1,546	18,258

Gentium SpA ADR (Italy) †	16,731	453,912

GlaxoSmithKline PLC (United Kingdom)	60,289	1,520,150

Globus Medical, Inc. Class A †	6,180	107,903

Greatbatch, Inc. †	11,671	397,164

Grifols SA ADR (Spain)	3,861	116,911

Haemonetics Corp. †	2,864	114,216

HCA Holdings, Inc.	34,918	1,492,745

Health Net, Inc. †	4,298	136,247

HealthSouth Corp. †	9,915	341,869

Henry Schein, Inc. †	263	27,273

Hi-Tech Pharmacal Co., Inc.	2,062	88,975

Hill-Rom Holdings, Inc.	6,857	245,686

Hisamitsu Pharmaceutical Co., Inc. (Japan)	7,000	390,254

Incyte Corp., Ltd. †	1,817	69,319

Insulet Corp. †	4,397	159,347

Insys Therapeutics, Inc. †	13,336	466,627

Isis Pharmaceuticals, Inc. †	2,262	84,915

Jazz Pharmaceuticals PLC †	8,546	785,976

Johnson & Johnson	35,101	3,042,906

Kindred Healthcare, Inc.	8,891	119,406

Lexicon Pharmaceuticals, Inc. †	19,181	45,459

Magellan Health Services, Inc. †	1,648	98,814

McKesson Corp.	37,664	4,832,291

MedAssets, Inc. †	12,617	320,724

Medicines Co. (The) †	5,821	195,120

Merck & Co., Inc.	19,075	908,161

Merck KGaA (Germany)	1,049	163,698

Miraca Holdings, Inc. (Japan)	100	4,456

NewLink Genetics Corp. †	3,024	56,791

Novartis AG (Switzerland)	12,933	993,911

Dynamic Asset Allocation Balanced Fund	41

COMMON STOCKS (52.6%)* cont.	Shares	Value

Health care cont.
Novo Nordisk A/S Class B (Denmark)	6,296	$1,068,919

NPS Pharmaceuticals, Inc. †	3,586	114,071

NxStage Medical, Inc. †	6,646	87,461

Omega Healthcare Investors, Inc. R	3,790	113,207

Ono Pharmaceutical Co., Ltd. (Japan)	200	12,269

Orion OYJ Class B (Finland)	15,836	398,910

Otsuka Holdings Company, Ltd. (Japan)	600	17,372

PDL BioPharma, Inc.	4,217	33,609

Perrigo Co.	110	13,572

Pfizer, Inc.	388,786	11,162,046

Providence Service Corp. (The) †	11,480	329,361

Quest Diagnostics, Inc.	423	26,137

Questcor Pharmaceuticals, Inc.	4,999	289,942

Ramsay Health Care, Ltd. (Australia)	12,145	410,262

Receptos, Inc. †	1,729	44,902

Repligen Corp. †	6,786	75,257

Roche Holding AG-Genusschein (Switzerland)	7,694	2,075,045

Salix Pharmaceuticals, Ltd. †	11,648	779,018

Sanofi (France)	19,784	2,006,557

Santarus, Inc. †	4,470	100,888

Sequenom, Inc. †	22,418	59,856

Shanghai Fosun Pharmaceutical Group Co., Ltd. (China)	115,500	201,041

Shire PLC (United Kingdom)	4,447	178,397

Spectrum Pharmaceuticals, Inc. S	9,142	76,701

St. Jude Medical, Inc.	57,500	3,084,300

STAAR Surgical Co. †	17,689	239,509

Stada Arzneimittel AG (Germany)	1,736	88,035

Steris Corp.	3,087	132,618

Suzuken Co., Ltd. (Japan)	5,200	170,873

TearLab Corp. †	4,168	46,098

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	3,400	128,452

Trinity Biotech PLC ADR (Ireland)	5,408	117,678

Triple-S Management Corp. Class B (Puerto Rico) †	3,675	67,583

United Therapeutics Corp. †	9,912	781,561

Ventas, Inc. R	25,787	1,585,901

ViroPharma, Inc. †	21,289	836,658

Warner Chilcott PLC Class A	87,707	2,004,105

WellCare Health Plans, Inc. †	6,521	454,775

WellPoint, Inc.	53,700	4,489,857

Zimmer Holdings, Inc.	31,600	2,595,624

		93,840,321
Technology (7.4%)
Acacia Research Corp.	2,981	68,742

Accenture PLC Class A	74,800	5,508,272

Actuate Corp. †	35,313	259,551

Acxiom Corp. †	12,285	348,771

Amadeus IT Holding SA Class A (Spain)	1,426	50,544

Analog Devices, Inc.	690	32,465

42 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Technology cont.
Anixter International, Inc. †	4,073	$357,039

AOL, Inc. †	42,864	1,482,237

Apple, Inc.	35,600	16,972,300

ASML Holding NV (Netherlands)	6,689	660,593

ASML Holding NV ADR (Netherlands)	975	96,291

Aspen Technology, Inc. †	5,842	201,841

ASUSTeK Computer, Inc. (Taiwan)	11,000	87,615

Avago Technologies, Ltd.	610	26,303

AVG Technologies NV (Netherlands) †	5,872	140,576

Avnet, Inc.	22,200	925,962

Bottomline Technologies, Inc. †	2,196	61,224

Brady Corp. Class A	7,520	229,360

Broadcom Corp. Class A	47,265	1,229,363

Brocade Communications Systems, Inc. †	140,532	1,131,283

CACI International, Inc. Class A †	984	68,004

Calix, Inc. †	5,389	68,602

Cap Gemini (France)	8,750	520,492

Casetek Holdings, Ltd. (Taiwan)	12,000	64,328

Cavium, Inc. †	1,775	73,130

Ceva, Inc. †	5,441	93,857

CGI Group, Inc. Class A (Canada) †	170	5,966

Cirrus Logic, Inc. †	10,054	228,025

Cisco Systems, Inc.	305,528	7,155,466

Commvault Systems, Inc. †	2,691	236,351

Cornerstone OnDemand, Inc. †	2,772	142,592

CSG Systems International, Inc.	2,568	64,328

Dassault Systemes SA (France)	150	20,025

EMC Corp.	136,900	3,499,164

EnerSys	7,614	461,637

Entegris, Inc. †	16,905	171,586

Fairchild Semiconductor International, Inc. †	6,403	88,938

FANUC Corp. (Japan)	3,700	610,173

FEI Co.	3,055	268,229

Gemalto NV (Netherlands) S	4,534	486,842

GenMark Diagnostics, Inc. †	21,815	265,052

Google, Inc. Class A †	7,510	6,578,084

Hamamatsu Photonics K.K. (Japan)	400	15,036

Harris Corp.	232	13,758

Hon Hai Precision Industry Co., Ltd. (Taiwan) †	5,100	13,092

Honeywell International, Inc.	910	75,566

Hoya Corp. (Japan)	1,400	33,029

IBM Corp.	15,891	2,942,695

Infoblox, Inc. †	4,162	174,055

Integrated Silicon Solutions, Inc. †	20,835	226,893

IntraLinks Holdings, Inc. †	17,671	155,505

Intuit, Inc.	802	53,181

Itochu Techno-Solutions Corp. (Japan)	200	7,101

Ixia †	2,245	35,179

Dynamic Asset Allocation Balanced Fund 43

COMMON STOCKS (52.6%)* cont.	Shares	Value

Technology cont.
Keyence Corp. (Japan)	2,000	$757,923

Konica Minolta Holdings, Inc. (Japan)	53,500	448,487

L-3 Communications Holdings, Inc.	14,499	1,370,156

Lam Research Corp. †	27,324	1,398,716

Lexmark International, Inc. Class A	23,349	770,517

Linear Technology Corp.	690	27,365

Magnachip Semiconductor Corp. (South Korea) †	14,705	316,599

Manhattan Associates, Inc. †	2,973	283,773

Marvell Technology Group, Ltd.	78,300	900,450

Maxim Integrated Products, Inc.	850	25,330

Mellanox Technologies, Ltd. (Israel) †	2,533	96,153

Mentor Graphics Corp.	16,545	386,657

Microsemi Corp. †	4,075	98,819

Microsoft Corp.	287,072	9,562,368

Motorola Solutions, Inc.	565	33,550

MTS Systems Corp.	1,604	103,217

Netscout Systems, Inc. †	5,554	142,016

NIC, Inc.	4,532	104,735

Nomura Research Institute, Ltd. (Japan)	12,700	440,582

NTT Data Corp. (Japan)	6,900	232,001

NVIDIA Corp.	75,165	1,169,567

NXP Semiconductor NV †	1,800	66,978

Omnivision Technologies, Inc. †	12,294	188,221

Omron Corp. (Japan)	19,800	714,085

Oracle Corp.	265,120	8,794,030

Paychex, Inc.	992	40,315

Perficient, Inc. †	8,945	164,230

Photronics, Inc. †	16,760	131,231

Plantronics, Inc.	1,417	65,253

Polycom, Inc. †	8,999	98,269

Procera Networks, Inc. †	7,147	110,707

PTC, Inc. †	5,245	149,115

QLIK Technologies, Inc. †	2,845	97,413

Quantum Corp. †	85,064	117,388

RF Micro Devices, Inc. †	55,943	315,519

Riverbed Technology, Inc. †	32,700	477,093

Rockwell Automation, Inc.	18,900	2,021,166

Rovi Corp. †	8,800	168,696

Safeguard Scientifics, Inc. †	7,382	115,824

Sage Group PLC (The) (United Kingdom)	1,387	7,405

Samsung Electronics Co., Ltd. (South Korea)	126	160,274

SAP AG (Germany)	7,020	519,202

Sartorius AG (Preference) (Germany)	1,369	152,905

SciQuest, Inc. †	2,857	64,168

Semtech Corp. †	4,307	129,167

Silicon Graphics International Corp. †	4,621	75,091

Silicon Image, Inc. †	26,670	142,418

SK Hynix, Inc. (South Korea) †	11,010	309,910

44 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Technology cont.
SoftBank Corp. (Japan)	15,500	$1,070,706

Sparton Corp. †	5,965	152,108

SS&C Technologies Holdings, Inc. †	5,239	199,606

Symantec Corp.	133,265	3,298,309

Synaptics, Inc. †	4,966	219,894

Tech Data Corp. †	3,733	186,314

Telefonaktiebolaget LM Ericsson Class B (Sweden)	20,913	278,224

Tencent Holdings, Ltd. (China)	5,600	293,722

Teradyne, Inc. †	36,257	598,966

Texas Instruments, Inc.	1,566	63,063

Tyler Technologies, Inc. †	2,860	250,164

Ultimate Software Group, Inc. †	2,431	358,329

Ultra Clean Holdings, Inc. †	15,455	106,794

Unisys Corp. †	7,009	176,557

United Internet AG (Germany)	10,536	399,102

VeriFone Systems, Inc. †	5,776	132,039

Verint Systems, Inc. †	3,583	132,786

Western Digital Corp.	25,347	1,607,000

Xilinx, Inc.	690	32,333

XO Group, Inc. †	11,308	146,099

Yandex NV Class A (Russia) †	6,636	241,683

Zynga, Inc. Class A †	19,664	72,364

		98,867,509
Transportation (0.9%)
Aegean Marine Petroleum Network, Inc. (Greece)	26,661	316,199

Beijing Capital International Airport Co., Ltd. (China)	128,000	83,838

C.H. Robinson Worldwide, Inc.	265	15,783

Canadian National Railway Co. (Canada)	300	30,398

Cathay Pacific Airways, Ltd. (Hong Kong)	6,000	11,759

Central Japan Railway Co. (Japan)	8,000	1,023,857

ComfortDelgro Corp., Ltd. (Singapore)	245,000	384,720

Con-way, Inc.	9,589	413,190

Delta Air Lines, Inc.	120,931	2,852,762

Deutsche Post AG (Germany)	18,899	627,171

Hankyu Hanshin Holdings, Inc. (Japan)	3,000	16,634

Hawaiian Holdings, Inc. † S	18,371	136,680

Hitachi Transport System, Ltd. (Japan)	8,200	113,955

International Consolidated Airlines Group SA (Spain) †	105,854	578,547

J. B. Hunt Transport Services, Inc.	159	11,596

Japan Airlines Co., Ltd. (Japan) UR	5,300	320,281

Jaypee Infratech, Ltd. (India) †	98,463	24,692

Koninklijke Vopak NV (Netherlands)	900	51,570

Kuehne & Nagel International AG (Switzerland)	210	27,517

MTR Corp. (Hong Kong)	5,000	19,791

Nippon Express Co., Ltd. (Japan)	3,000	15,016

Quality Distribution, Inc. †	16,456	152,053

Ryanair Holdings PLC ADR (Ireland)	840	41,782

Singapore Airlines, Ltd. (Singapore)	2,000	16,643

Dynamic Asset Allocation Balanced Fund 45

COMMON STOCKS (52.6%)* cont.	Shares	Value

Transportation cont.
SkyWest, Inc.	9,536	$138,463

Southwest Airlines Co.	112,948	1,644,523

Spirit Airlines, Inc. †	7,592	260,178

StealthGas, Inc. (Greece) †	15,396	140,719

Swift Transportation Co. †	21,165	427,321

Tobu Railway Co., Ltd. (Japan)	3,000	15,810

United Parcel Service, Inc. Class B	780	71,269

Universal Truckload Services, Inc.	812	21,648

US Airways Group, Inc. † S	18,282	346,627

Wabtec Corp.	15,320	963,168

West Japan Railway Co. (Japan)	500	21,390

Yamato Transport Co., Ltd. (Japan)	19,000	427,570

		11,765,120
Utilities and power (1.2%)
AES Corp.	90,804	1,206,785

American Electric Power Co., Inc.	53,600	2,323,560

Beijing Enterprises Water Group, Ltd. (China)	508,000	211,560

Canadian Utilities, Ltd. (Canada)	160	5,503

Centrica PLC (United Kingdom)	64,892	388,384

Chubu Electric Power Co., Inc. (Japan)	7,500	102,701

Cia Energetica de Minas Gerais ADR (Brazil)	4,965	42,898

CLP Holdings, Ltd. (Hong Kong)	2,500	20,355

CMS Energy Corp.	19,646	517,083

Consolidated Edison, Inc.	816	44,994

DTE Energy Co.	667	44,009

Electric Power Development Co., Ltd. (Japan)	500	16,278

Enbridge, Inc. (Canada)	680	28,400

Enel SpA (Italy)	112,981	432,861

Energias de Portugal (EDP) SA (Portugal)	46,353	169,313

ENI SpA (Italy)	41,190	944,520

Entergy Corp.	22,425	1,417,036

Fortum OYJ (Finland)	1,390	31,329

GDF Suez (France)	23,486	590,025

Kansai Electric Power, Inc. (Japan) †	71,400	915,245

Kinder Morgan, Inc.	52,080	1,852,486

National Grid PLC (United Kingdom)	3,390	40,090

Origin Energy, Ltd. (Australia)	21,499	282,796

PG&E Corp.	38,619	1,580,289

Pinnacle West Capital Corp.	408	22,334

PPL Corp.	23,200	704,816

Red Electrica Corporacion SA (Spain)	11,545	657,077

SCANA Corp.	540	24,862

Snam SpA (Italy)	5,180	26,237

Terna SPA (Italy)	5,160	23,288

Toho Gas Co., Ltd. (Japan)	2,000	10,458

Tokyo Gas Co., Ltd. (Japan)	79,000	432,392

UGI Corp.	18,000	704,340

United Utilities Group PLC (United Kingdom)	40,365	451,547

Veolia Environnement SA (France)	14,186	242,293

		16,508,144

Total common stocks (cost $559,710,158)		$699,803,848

46 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)*	Principal amount	Value

Basic materials (1.4%)
Agrium, Inc. sr. unsec. notes 4.9s, 2043 (Canada)	$143,000	$129,948

Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	76,000	81,563

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	90,000	94,501

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	760,000	938,314

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	90,000	85,275

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	527,000	494,721

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	460,000	496,800

Barrick Gold Corp. sr. unsec. unsub. notes 3.85s, 2022 (Canada)	65,000	57,485

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	175,000	181,125

Boise Cascade Co. 144A company guaranty sr. unsec. notes
6 3/8s, 2020	40,000	41,300

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	135,000	129,600

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	310,000	323,950

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	200,000	219,000

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	205,000	201,925

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	98,000	114,892

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	325,000	381,833

CPG Merger Sub LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	40,000	40,800

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	220,000	205,789

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	295,000	376,235

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	525,000	541,195

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	110,000	104,208

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	75,000	72,956

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	205,000	207,954

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	75,000	72,053

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	360,000	378,000

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019	140,000	154,470

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	165,000	177,788

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	335,000	351,750

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	110,000	110,413

FQM Akubra, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)	50,000	51,375

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021	195,000	189,150

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	325,000	387,563

Dynamic Asset Allocation Balanced Fund 47

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Basic materials cont.
HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020		$190,000	$196,888

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020		145,000	145,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		135,000	131,963

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		170,000	175,950

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		145,000	160,950

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		265,000	291,500

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		220,000	208,450

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		255,000	222,488

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		140,000	150,500

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	141,468	193,335

International Paper Co. sr. unsec. notes 7.95s, 2018		$1,070,000	1,328,112

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		330,000	376,200

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		255,000	276,356

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		310,000	411,095

LyondellBasell Industries NV sr. unsec. notes 6s, 2021		990,000	1,129,917

LyondellBasell Industries NV sr. unsec. unsub. notes
5 3/4s, 2024		285,000	318,751

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019		410,000	451,306

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)		40,000	39,333

Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020		30,000	31,313

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020		10,000	10,475

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		135,000	139,050

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		70,000	67,949

NOVA Chemicals Corp. 144A sr. notes 5 1/4s, 2023 (Canada)		65,000	65,790

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		220,000	241,450

Nufarm Australia, Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		75,000	75,750

Orion Engineered Carbons Bondco GmbH 144A company
guaranty sr. notes 9 5/8s, 2018 (Germany)		20,000	22,100

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		215,000	223,063

Pinnacle Operating Corp. 144A company guaranty sr.
notes 9s, 2020		35,000	35,831

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023		25,000	23,625

PQ Corp. 144A sr. notes 8 3/4s, 2018		170,000	181,475

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)		265,000	343,885

48 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Basic materials cont.
Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022		$284,000	$294,545

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019		228,000	242,299

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		180,000	200,700

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017		180,000	186,300

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		160,000	166,800

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		135,000	127,575

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		55,000	59,675

SPCM SA 144A sr. unsec. bonds 6s, 2022 (France)		55,000	55,022

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020		10,000	10,813

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022		40,000	41,400

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019		55,000	57,338

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023		25,000	23,625

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)		305,000	344,650

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020		260,000	257,400

USG Corp. sr. unsec. notes 9 3/4s, 2018		175,000	202,563

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		345,000	331,200

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R		105,000	122,822

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R		405,000	493,277

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)		180,000	196,635

			18,478,420
Capital goods (1.0%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		360,000	379,800

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		425,000	470,688

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	305,000	440,034

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		$200,000	193,000

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		75,000	81,750

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		175,000	173,250

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		180,000	194,850

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		320,000	369,600

Beverage Packaging Holdings Luxembourg II SA company
guaranty sr. sub. notes Ser. REGS, 9 1/2s, 2017	EUR	130,000	181,806

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		$255,000	265,200

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		240,000	271,547

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		135,000	135,000

Dynamic Asset Allocation Balanced Fund 49

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Capital goods cont.
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		$125,000	$141,563

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		345,000	373,463

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		35,000	37,450

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		340,000	310,250

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	60,000	86,398

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$510,000	481,115

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		913,000	946,096

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		230,000	166,750

Gardner Denver, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2021		35,000	34,563

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042		290,000	241,562

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022		245,000	221,676

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020		215,000	217,150

Kratos Defense & Security Solutions, Inc. company guaranty sr.
notes 10s, 2017		175,000	190,313

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		906,000	1,136,244

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		85,000	82,663

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		360,000	338,400

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		420,000	431,550

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		265,000	280,900

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		135,000	136,054

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		200,000	203,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		100,000	109,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		130,000	130,488

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		200,000	216,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		105,000	110,250

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		205,000	206,538

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018		405,000	408,885

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		110,000	118,250

50 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Capital goods cont.
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	$205,000	$222,425

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	55,000	57,750

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	330,000	333,713

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	295,000	317,863

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020	110,000	110,825

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	285,000	303,525

TransDigm, Inc. 144A sr. unsec. sub. notes 7 1/2s, 2021	55,000	59,125

Triumph Group, Inc. unsec. sub. FRN notes 4 7/8s, 2021	185,000	178,063

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	736,000	846,742

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	100,000	98,374

		13,042,501
Communication services (2.0%)
Adelphia Communications Corp. escrow bonds zero %, 2014	270,000	2,025

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	165,000	172,397

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	203,405

American Tower Corp. sr. unsec. notes 7s, 2017 R	440,000	506,573

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	310,000	344,557

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	387,000	418,257

AT&T, Inc. sr. unsec. unsub. notes 4.35s, 2045	772,000	637,245

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	480,000	550,800

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	89,200

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	140,000	156,800

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	188,700

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	110,000	101,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	162,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	167,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	85,000	78,413

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	240,000	253,200

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	50,000	48,813

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	40,000	42,300

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	95,000	98,990

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	360,000	376,650

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	690,000	868,132

Dynamic Asset Allocation Balanced Fund	51

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	$110,000	$132,056

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	230,000	254,533

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	107,250

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	170,000	156,400

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	75,000	79,588

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	150,000	160,500

CyrusOne LP/CyrusOne Finance Corp. company guaranty sr.
unsec. notes 6 3/8s, 2022	80,000	79,400

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	435,000	602,774

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	230,000	238,338

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	445,000	507,300

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	170,000	178,713

Equinix, Inc. sr. unsec. notes 7s, 2021	120,000	128,100

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	80,000	91,600

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	300,000	331,500

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	115,000	127,075

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	60,000	60,000

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	295,000	311,963

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	325,000	350,188

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	210,000	226,800

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	105,000	104,213

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	440,000	464,200

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	550,000	569,250

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	185,000	236,709

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	185,000	203,963

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	185,000	202,113

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	45,000	48,150

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	210,000	212,100

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	125,000	130,625

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	295,000	295,738

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	255,000	256,275

52 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Communication services cont.
NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021 (Mexico)	$230,000	$163,300

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)	65,000	67,275

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)	190,000	172,425

Orange sr. unsec. unsub. notes 4 1/8s, 2021 (France)	277,000	279,009

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	230,000	255,875

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	165,000	155,513

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	719,000	774,099

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	115,000	128,623

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	510,000	445,876

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	13,000	14,040

SBA Telecommunications, Inc. notes 5 3/4s, 2020	70,000	69,475

SBA Tower Trust 144A notes 2.933s, 2017	775,000	784,416

SES 144A company guaranty sr. unsec. notes 3.6s,
2023 (France)	253,000	237,981

Sprint Capital Corp. company guaranty 6 7/8s, 2028	995,000	888,038

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023	445,000	453,900

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021	180,000	181,800

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	215,000	242,950

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	200,000	230,000

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	135,000	137,025

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	490,000	574,525

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018	85,000	86,488

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	400,000	506,892

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	650,000	623,335

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	285,000	281,207

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	200,000	186,374

Time Warner Entertainment Co., LP company guaranty sr.
unsec. bonds 8 3/8s, 2033	935,000	1,019,312

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)	150,000	162,480

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	2,255,000	2,506,846

Verizon Communications, Inc. sr. unsec. unsub. notes
4 1/2s, 2020	200,000	213,677

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	160,000	192,552

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	240,000	289,137

Dynamic Asset Allocation Balanced Fund	53

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Communication services cont.
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	$260,000	$247,000

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	110,000	119,625

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	155,000	167,013

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)	355,000	367,425

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)	370,000	393,125

Windstream Holdings, Inc. company guaranty sr. unsec. notes
6 3/8s, 2023	110,000	100,650

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2018	85,000	91,375

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2017	385,000	429,275

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	165,000	170,363

		26,725,117
Consumer cyclicals (2.6%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	39,113

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	285,000	324,900

American Media, Inc. 144A notes 13 1/2s, 2018	14,107	14,812

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	90,000	101,813

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	70,000	72,888

Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	125,000	131,250

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	125,000	136,875

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	105,000	100,800

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	123,000	123,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	95,000	88,825

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	270,000	271,350

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	130,000	127,517

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	240,000	259,200

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	102,125

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	102,125

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	205,000	228,063

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	75,000	77,063

54 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	$350,000	$355,250

Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 9s, 2020	860,000	809,475

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	205,000	248,494

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	430,000	448,783

CCM Merger, Inc. 144A company guaranty sr. unsec.
9 1/8s, 2019	170,000	177,650

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	45,000	49,331

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	125,000	119,375

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	345,000	356,213

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	175,000	196,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	30,000	27,600

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	125,000	135,000

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017 ‡‡	442,672	474,766

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021	280,000	270,900

Clear Channel Communications, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2019	255,000	249,900

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	375,000	386,250

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023	295,000	278,038

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	195,000	202,313

D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023	45,000	45,450

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)	270,000	280,800

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	23,000	22,646

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. sr. unsec.
unsub. notes 5.2s, 2020	184,000	194,540

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	245,000	278,075

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	535,000	559,226

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	169,000	181,886

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	375,000	395,625

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	60,000	56,025

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	162,000	178,310

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	235,000	281,205

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	1,575,000	1,957,694

Dynamic Asset Allocation Balanced Fund	55

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020		$120,000	$117,600

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019		160,000	158,400

General Motors Co. 144A sr. unsec. notes 6 1/4s, 2043		80,000	78,800

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023		85,000	77,669

General Motors Financial Co., Inc. 144A sr. unsec. notes
3 1/4s, 2018		255,000	247,988

General Motors Financial Co., Inc. 144A sr. unsec. notes
2 3/4s, 2016		365,000	364,088

Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018		165,000	167,475

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		160,000	166,400

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	330,000	326,085

Griffey Intermediate, Inc./Griffey Finance Sub LLC 144A sr.
notes 7s, 2020		$205,000	153,750

Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)		545,000	627,848

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		190,000	204,725

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		100,000	93,447

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023		25,000	33,126

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		385,000	427,070

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		184,000	200,795

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		86,000	89,266

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021 R		225,000	224,833

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		300,000	308,250

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		195,000	215,963

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		135,000	126,563

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		165,000	171,600

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		205,000	215,250

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		280,000	318,500

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		100,000	102,750

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		75,000	79,173

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		145,000	152,613

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		275,000	297,688

L Brands, Inc. sr. notes 5 5/8s, 2022		105,000	107,625

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		170,000	170,000

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023		255,000	262,331

56 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	$90,000	$82,800

Liberty Interactive, LLC sr. unsec. unsub. notes 8 1/4s, 2030	245,000	257,250

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	380,000	408,500

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	315,000	360,520

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	108,000	122,172

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	255,000	243,346

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043	610,000	515,492

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	120,000	118,802

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	530,000	535,242

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	280,000	307,300

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	180,000	176,850

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	225,000	251,438

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	95,000	103,313

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	155,000	162,750

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	140,000	161,000

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	135,000	146,813

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	50,000	51,625

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A sr.
unsec. notes 7 1/2s, 2018 ‡‡	180,000	181,800

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	117,000	120,072

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	666,616	731,611

Navistar International Corp. sr. notes 8 1/4s, 2021	348,000	353,220

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	280,000	285,600

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	185,000	182,225

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	180,000	184,050

News America Holdings, Inc. company guaranty sr. unsec. debs.
7 3/4s, 2024	350,000	418,347

News America Holdings, Inc. debs. 7 3/4s, 2045	510,000	624,381

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	110,000	111,925

Nielsen Co. Luxembourg SARL (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	70,000	70,175

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr.
unsec. notes 4 1/2s, 2020	95,000	91,438

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	295,000	323,763

Dynamic Asset Allocation Balanced Fund	57

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	$75,000	$81,563

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	115,000	112,198

Owens Corning company guaranty sr. unsec. notes 9s, 2019	113,000	136,448

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	195,000	191,100

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	145,000	155,513

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	130,000	131,625

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	340,000	357,637

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	275,000	308,688

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	200,000	202,000

Quiksilver, Inc./QS Wholesale, Inc. 144A company guaranty sr.
unsec. notes 7 7/8s, 2018	25,000	26,250

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. unsec.
notes 10s, 2020	25,000	26,313

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	55,000	63,938

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	87,400

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	61,325

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	149,000	164,645

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	95,000	89,300

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021	150,000	138,750

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	180,000	196,200

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	300,000	332,250

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	110,000	113,575

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	400,000	436,000

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	220,000	237,050

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)	200,000	224,000

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	85,000	80,750

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	90,000	89,325

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021 ##	90,000	89,775

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	250,000	251,875

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	55,000	53,075

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	225,000	214,313

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	10,000	10,375

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	15,000	15,675

58 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	$195,000	$207,188

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	85,000	85,000

Stanley Black & Decker, Inc. company guaranty sr. unsec. unsub.
notes 2.9s, 2022	550,000	517,250

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	100,000	95,500

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	47,000	50,995

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	90,000	84,600

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	248,000	270,940

Time Warner, Inc. company guaranty sr. unsec. notes
3.15s, 2015	80,000	83,271

TJX Cos., Inc. sr. unsec. notes 2 1/2s, 2023	265,000	245,008

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	50,000	49,250

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	189,575	197,158

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	60,000	60,300

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014	370,000	378,325

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	275,000	301,125

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	844,000	1,047,616

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	50,000	51,567

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	165,000	161,023

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	65,000	62,388

		34,117,465
Consumer staples (1.1%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	315,000	249,638

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	100,000	87,000

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	105,000	138,813

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	14,000	18,488

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	560,000	510,527

Anheuser-Busch InBev Worldwide, Inc. company guaranty
unsec. unsub. notes 5 3/8s, 2020	325,000	373,559

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	105,000	111,563

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	80,000	92,200

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019	65,000	70,525

Dynamic Asset Allocation Balanced Fund 59

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer staples cont.
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	$95,000	$87,875

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	125,000	118,750

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	27,000	33,619

Bunge Ltd., Finance Corp. company guaranty unsec. unsub.
notes 4.1s, 2016	253,000	267,427

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	175,000	196,438

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	400,000	353,889

Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018	70,000	78,750

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	250,000	267,500

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	60,000	59,400

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	285,000	315,638

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	60,000	54,900

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	350,000	398,125

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	110,000	117,150

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	50,000	47,375

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	60,000	55,875

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	425,000	449,925

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	295,000	325,975

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018	40,000	45,300

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	290,000	319,725

Delhaize Group company guaranty sr. unsec. notes 5.7s,
2040 (Belgium)	490,000	478,659

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	140,000	146,002

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	165,000	219,121

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	285,000	317,063

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	240,000	256,800

Erac USA Finance, LLC 144A unsec. sub. notes 7s, 2037	295,000	349,539

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)	200,000	176,076

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	280,000	267,050

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018	95,000	102,363

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	125,000	129,063

60 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Consumer staples cont.
Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		$105,000	$108,150

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	250,000	354,413

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		$85,000	89,463

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		35,000	34,825

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		65,000	64,350

Kerry Group Financial Services 144A company guaranty sr.
unsec. notes 3.2s, 2023 (Ireland)		560,000	516,968

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		420,000	494,244

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042		75,000	74,296

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.4s, 2017		118,000	135,988

Kroger Co. (The) sr. notes 6.15s, 2020		40,000	45,888

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		135,000	141,413

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		425,000	449,438

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		311,000	331,215

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037		302,000	377,064

McDonald’s Corp. sr. unsec. notes 5.7s, 2039		393,000	457,123

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042		295,000	287,461

Mondelez International, Inc. sr. unsec. notes 6 1/2s, 2017		27,000	31,399

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018		346,000	440,452

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		115,000	120,894

Post Holdings, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2022		25,000	26,281

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		315,000	334,688

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 5 3/4s, 2021		285,000	274,313

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		205,000	232,675

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		80,000	89,400

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042		270,000	269,086

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		185,000	191,475

Sun Merger Sub, Inc. 144A company guaranty sr. unsec. sub.
notes 5 7/8s, 2021		50,000	50,625

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018		35,000	35,788

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016		495,000	554,976

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		165,000	179,438

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019		275,000	308,000

Dynamic Asset Allocation Balanced Fund	61

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Consumer staples cont.
Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		$75,000	$76,500

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)		235,000	250,508

			15,116,482
Energy (2.1%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		105,000	107,888

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		80,000	82,200

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		340,000	319,600

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		195,000	161,363

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031		500,000	623,315

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		128,000	143,689

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019		215,000	259,183

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022		350,000	342,648

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040		50,000	49,471

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		262,000	267,240

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		125,000	130,938

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017		195,000	207,188

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)		885,000	930,629

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)		650,000	734,958

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		385,000	419,650

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		200,000	225,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		230,000	242,650

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	50,000	72,378

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		$60,000	60,150

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		260,000	264,550

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		275,000	292,875

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		135,000	132,975

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		110,000	109,725

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		105,000	75,075

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		525,000	563,063

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		310,000	329,375

62 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Energy cont.
Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022	$430,000	$432,688

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023	270,000	264,600

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	320,000	340,000

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 7 1/8s, 2022	80,000	82,200

CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
7 1/8s, 2021	125,000	122,500

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	339,000	371,205

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	50,000	52,875

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	540,000	514,350

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	200,000	201,000

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021	180,000	181,350

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	206,000	223,510

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	324,000	378,571

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,000,000	1,042,450

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	425,000	442,000

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	295,000	308,275

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	55,000	58,163

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	550,000	563,750

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	20,000	21,275

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	80,000	80,200

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	245,000	259,394

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	90,000	96,525

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	175,000	210,041

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	130,000	135,525

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	70,000	88,327

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	300,000	297,000

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	370,000	404,225

Kodiak Oil & Gas Corp. 144A sr. unsec. unsub. notes
5 1/2s, 2022	45,000	43,875

Dynamic Asset Allocation Balanced Fund 63

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Energy cont.
Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	$355,000	$394,050

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	490,000	461,825

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada) (In default) †	100,000	58,000

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	200,000	186,606

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	170,000	184,828

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	175,000	176,313

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	110,000	107,250

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	275,000	207,625

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	207,375

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	510,000	509,093

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	270,000	270,675

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	140,000	148,750

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	195,000	205,725

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	250,000	262,762

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	185,000	180,375

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	190,000	212,325

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	190,000	189,525

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	410,000	397,700

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	445,000	482,825

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,980,000	1,877,693

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	90,000	81,540

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	1,056,000	1,130,224

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	110,000	118,525

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	95,000	91,913

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	315,000	339,413

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	75,000	71,250

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	810,000	891,000

64 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Energy cont.
Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	$95,000	$96,425

Samson Investment Co. 144A sr. unsec. notes 10 1/4s, 2020	520,000	551,200

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	100,000	101,000

Seven Generations Energy Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	80,000	83,008

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	210,000	223,125

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	570,000	595,202

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	125,000	130,000

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	110,000	114,400

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	40,000	40,700

Spectra Energy Capital, LLC sr. notes 8s, 2019	250,000	302,663

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	235,000	246,960

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	55,000	58,025

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	210,000	215,250

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039 (Bermuda)	440,000	593,692

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	110,000	114,193

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.35s, 2017	130,000	145,866

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	250,000	253,750

Whiting Petroleum Corp. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021	215,000	219,838

Williams Cos., Inc. (The) notes 7 3/4s, 2031	14,000	15,867

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	39,000	46,511

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	85,000	86,169

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	325,000	342,875

		28,385,554
Financials (3.9%)
Abbey National Treasury Services PLC/London bank guaranty
sr. unsec. unsub. notes FRN 1.844s, 2014 (United Kingdom)	285,000	287,199

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	955,000	1,020,236

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	535,000	691,492

Aflac, Inc. sr. unsec. notes 6.9s, 2039	450,000	557,105

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020	115,000	113,275

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017	205,000	218,325

Allegion US Holding Co., Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2021	65,000	65,813

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	224,563

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	160,000	172,400

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	140,000	161,000

Dynamic Asset Allocation Balanced Fund 65

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	$140,000	$157,325

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	174,375

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	464,000	543,112

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	901,000	1,026,010

American International Group, Inc. sr. unsec. unsub. notes
4 1/4s, 2014	640,000	660,832

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	386,000	458,514

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	505,000	503,738

AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual
maturity (France)	370,000	355,663

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	450,000	438,292

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	440,000	496,357

Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	250,000	275,525

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	615,000	622,891

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,678

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	270,000	349,709

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	100,000	111,079

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)	650,000	585,000

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	240,000	287,460

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	330,000	348,339

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	190,000	172,468

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	240,000	243,751

BNP Paribas SA 144A jr. unsec. sub. FRN notes 7.195s,
2049 (France)	100,000	100,375

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	446,000	450,505

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	390,000	409,817

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	85,000	90,738

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	100,000	93,750

CIT Group, Inc. company guaranty sr. notes 5s, 2023	125,000	121,250

CIT Group, Inc. sr. unsec. notes 5s, 2022	210,000	205,275

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	170,000	175,950

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	155,000	162,363

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	335,500

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	220,500

Citigroup, Inc. sub. notes 5s, 2014	599,000	621,578

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	770,000	785,400

66 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Financials cont.
Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	$255,000	$224,400

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	315,000	385,553

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	411,000	472,862

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	390,000	415,350

EPR Properties unsec. notes 5 1/4s, 2023 R	435,000	423,036

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	975,000	1,032,281

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	805,000	960,204

General Electric Capital Corp. sr. unsec. unsub. notes
3.15s, 2022	85,000	80,371

General Electric Capital Corp. unsec. sub. notes 5.3s, 2021	575,000	625,357

Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	590,000	695,595

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	990,000	1,196,089

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	164,000	170,519

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	205,000	224,522

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	425,000	392,730

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	430,000	406,746

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	340,000	374,229

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021 ##	260,000	260,325

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	700,000	714,000

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	879,000	1,003,781

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	385,000	391,256

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	245,000	256,638

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
unsec. sub. notes 6s, 2020	150,000	150,000

ING Bank N.V. 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,665,000	1,687,976

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	65,000	68,250

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	245,000	240,713

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	439,000	453,268

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021	85,000	78,625

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	145,000	156,419

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R	185,000	210,206

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	1,073,000	1,164,205

JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	330,000	377,571

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	800,000	864,000

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	490,000	540,915

Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s,
2015 (Australia)	200,000	206,531

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	1,470,000	1,732,402

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	300,000	337,500

Dynamic Asset Allocation Balanced Fund	67

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Financials cont.
Metropolitan Life Global Funding I 144A notes 3.65s, 2018	$1,255,000	$1,332,216

Metropolitan Life Global Funding I 144A notes 3s, 2023	130,000	122,545

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	121,038

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	260,000	263,250

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	120,000	125,700

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 9 5/8s, 2019	60,000	66,750

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	100,538

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018	85,000	85,638

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	125,000	131,615

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	210,000	259,881

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022	155,000	156,938

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020	105,000	107,888

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	170,000	166,175

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	122,813

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	520,000	513,269

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	165,000	172,838

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	375,000	399,722

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	405,000	433,350

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	260,000	260,650

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/8s, 2019	140,000	154,700

Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	225,000	272,531

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	265,000	249,431

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	200,000	182,500

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	185,000	178,241

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	155,000	157,591

Residential Capital, LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †	169,599	192,919

Royal Bank of Scotland PLC (The) sr. unsec. sub. notes 4.7s,
2018 (United Kingdom)	695,000	698,475

Royal Bank of Scotland PLC (The) unsec. sub. notes 6.1s, 2023
(United Kingdom)	865,000	872,489

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)	110,000	111,738

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	129,000	136,459

Santander Issuances S.A. Unipersonal 144A bank guaranty
unsec. sub. notes 5.911s, 2016 (Spain)	600,000	625,200

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	225,000	236,468

68 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Financials cont.
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	$350,000	$368,375

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	147,000	164,026

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	50,000	49,053

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	135,000	152,213

Springleaf Finance Corp. 144A sr. unsec. notes 7 3/4s, 2021	50,000	52,063

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020	110,000	105,600

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	490,000	460,918

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB bonds 1.254s, 2037	475,000	372,867

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	385,000	336,528

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	100,000	104,500

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	235,000	309,490

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)	1,900,000	2,009,250

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. REGS,
6 1/4s, 2035 (Russia)	500,000	527,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,800,000	1,935,000

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	250,000	288,150

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	105,000	120,756

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	75,000	78,489

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	485,000	543,571

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	422,000	447,320

		51,527,177
Health care (1.1%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	500,000	467,605

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	225,000	227,250

Actavis, Inc. sr. unsec. notes 4 5/8s, 2042	215,000	190,070

Actavis, Inc. sr. unsec. notes 3 1/4s, 2022	170,000	158,889

Actavis, Inc. sr. unsec. notes 1 7/8s, 2017	35,000	34,645

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	286,000	349,234

Amgen, Inc. sr. unsec. notes 3.45s, 2020	730,000	737,370

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020	225,000	225,000

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	422,000	515,451

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019	215,000	230,588

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020	175,000	177,406

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	280,000	289,100

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017	295,000	315,650

Dynamic Asset Allocation Balanced Fund 69

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Health care cont.
Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	$376,600

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		$200,000	203,500

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8s, 2019		85,000	89,144

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		490,000	523,299

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡		365,000	365,000

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	105,000	150,871

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$200,000	227,000

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		225,000	243,000

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		200,000	208,500

HCA, Inc. sr. notes 6 1/2s, 2020		800,000	866,000

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		70,000	76,650

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		400,000	425,000

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡		130,000	132,925

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr.
unsec. notes 8 3/8s, 2019		165,000	171,188

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		110,000	112,338

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		105,000	111,038

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		175,000	196,656

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		480,000	529,200

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sr.
unsec. notes 12 1/2s, 2019		135,000	141,075

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡		120,000	123,000

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		210,000	232,050

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018		55,000	55,215

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		150,000	161,250

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020		390,000	403,163

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037		95,000	107,619

Service Corp. International/US sr. notes 7s, 2019		115,000	122,475

Service Corp. International/US sr. unsec. unsub. notes
6 3/4s, 2016		645,000	699,019

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022		95,000	90,606

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		200,000	212,000

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		75,000	77,625

70 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Health care cont.
Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	$200,000	$211,000

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	110,000	103,125

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	305,000	325,588

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021	195,000	179,888

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	120,000	122,700

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec. unsub. notes 3s,
2015 (Curacao)	295,000	305,336

United Surgical Partners International, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2020	170,000	186,575

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	640,000	699,583

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	60,000	57,379

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	550,000	470,049

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	545,000	507,306

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	40,000	42,400

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	105,000	111,038

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	40,000	41,400

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	40,000	42,700

VPII Escrow Corp. 144A sr. unsec. notes 6 3/4s, 2018	255,000	272,850

		15,030,181
Technology (0.7%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	145,000	147,538

Alcatel-Lucent USA, Inc. sr. unsec. unsub. notes 6.45s, 2029	200,000	169,000

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	260,000	217,122

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	135,000	109,350

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	445,000	416,075

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	73,000	73,730

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	110,000	111,100

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	825,000	879,174

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	210,000	224,175

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	120,000	121,740

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	290,000	319,000

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	555,000	573,038

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	200,000	210,500

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	170,000	177,650

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	175,000	168,875

Dynamic Asset Allocation Balanced Fund	71

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Technology cont.
Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	$178,000	$198,025

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	29,000	31,610

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	305,000	330,163

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	235,000	240,099

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	160,000	178,652

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	315,000	356,915

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	255,000	278,031

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	850,000	753,816

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	130,000	145,275

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	110,000	127,050

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	105,000	115,369

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	210,000	208,425

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	173,000	160,025

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	85,000	90,314

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	555,000	613,722

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	215,000	234,128

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	485,000	448,524

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	555,000	529,794

SunGard Data Systems, Inc. unsec. sub. notes 6 5/8s, 2019	145,000	147,900

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	210,000	224,700

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	275,000	296,313

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	79,000	87,305

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	130,000	144,799

		9,859,021
Transportation (0.2%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	340,000	355,300

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	261,000	281,880

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	240,000	249,760

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	155,000	169,020

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	335,685	389,814

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	95,000	87,385

Kansas City Southern de Mexico SA de CV 144A sr. unsec. notes
2.35s, 2020 (Mexico)	60,000	57,333

Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	110,000	97,459

72 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Transportation cont.
Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	$365,000	$405,150

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	115,000	119,163

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	118,174	122,901

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	180,000	178,200

		2,513,365
Utilities and power (1.5%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	520,000	598,000

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	330,000	363,000

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	90,000	84,150

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	145,000	153,922

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	80,000	76,859

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	45,000	57,982

Beaver Valley Funding Corp. sr. bonds 9s, 2017	37,000	37,333

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	404,000	452,184

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	417,000	447,233

Calpine Corp. 144A sr. notes 7 1/4s, 2017	326,000	338,225

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037	50,000	54,849

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	133,000	153,933

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	275,000	254,682

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	350,000	371,000

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	580,000	596,554

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	415,000	519

El Paso Corp. sr. unsec. notes 7s, 2017	700,000	780,691

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	215,000	219,791

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	120,000	145,664

Electricite de France SA 144A sr. unsec. notes 6 1/2s,
2019 (France)	375,000	449,804

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,700,000	1,602,250

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	254,000	267,653

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 12 1/4s, 2022	270,000	303,750

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	357,000	374,850

Energy Transfer Equity L.P. company guaranty sr. unsec. notes
7 1/2s, 2020	305,000	326,350

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	185,000	195,083

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	155,000	163,921

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	490,000	459,486

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	90,000	96,075

Dynamic Asset Allocation Balanced Fund	73

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Utilities and power cont.
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	$65,000	$70,525

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	395,000	443,388

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	135,576	140,999

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	517,000	472,811

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	81,000	78,778

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	275,000	303,188

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	73,125

ITC Holdings Corp. 144A notes 5 7/8s, 2016	260,000	288,125

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	305,000	343,250

Kansas Gas and Electric Co. bonds 5.647s, 2021	55,283	59,001

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	410,000	485,518

Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042
(South Korea)	200,000	229,223

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	152,000	170,042

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	400,000	491,303

Narragansett Electric Co. (The) 144A sr. unsec. notes
4.17s, 2042	505,000	450,067

Nevada Power Co. mtge. notes 7 1/8s, 2019	265,000	329,042

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	165,000	185,844

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	735,000	786,450

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	450,000	415,468

Oncor Electric Delivery Co., LLC bank guaranty unsec. sub.
notes 4.55s, 2041	170,000	162,909

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	255,000	283,698

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	456,000	504,989

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	655,000	654,151

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	20,000	18,638

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	185,000	204,786

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	160,000	182,604

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	629,000	654,160

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	155,000	148,800

Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023	195,000	176,475

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	10,000	10,681

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	130,000	89,863

Trans-Canada Pipelines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)	180,000	185,751

Union Electric Co. sr. notes 6.4s, 2017	320,000	372,831

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	75,000	85,942

		18,978,218

Total corporate bonds and notes (cost $224,193,885)		$233,773,501

74 Dynamic Asset Allocation Balanced Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (14.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.5%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, October 1, 2043	$20,000,000	$19,776,562

		19,776,562
U.S. Government Agency Mortgage Obligations (12.8%)

Federal National Mortgage Association Pass-Through Certificates
6s, TBA, November 1, 2043	36,000,000	39,384,842
6s, TBA, October 1, 2043	36,000,000	39,386,250
4s, TBA, October 1, 2043	61,000,000	63,983,278
3 1/2s, May 1, 2043	988,457	999,075
3 1/2s, TBA, October 1, 2028	24,000,000	25,335,000
3s, TBA, November 1, 2043	1,000,000	974,492

		170,062,937

Total U.S. government and agency mortgage obligations (cost $187,343,921)		$189,839,499

MORTGAGE-BACKED SECURITIES (3.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.7%)

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 25.06s, 2037	$240,405	$345,323
IFB Ser. 2979, Class AS, 23.605s, 2034	27,074	35,324
IFB Ser. 3072, Class SM, 23.128s, 2035	128,154	183,136
IFB Ser. 3072, Class SB, 22.982s, 2035	131,326	186,880
IFB Ser. 3249, Class PS, 21.673s, 2036	163,347	224,943
IFB Ser. 2990, Class LB, 16.48s, 2034	289,143	381,042
IFB Ser. 3708, Class SQ, IO, 6.368s, 2040	857,944	151,024
IFB Ser. 4105, Class LS, IO, 5.968s, 2041	786,132	152,525
IFB Ser. 3964, Class SA, IO, 5.818s, 2041	1,521,817	226,370
IFB Ser. 311, Class S1, IO, 5.768s, 2043	3,224,080	709,288
IFB Ser. 308, Class S1, IO, 5.768s, 2043	1,085,484	247,588
IFB Ser. 310, Class S4, IO, 5.751s, 2043	798,000	196,196
Ser. 3747, Class HI, IO, 4 1/2s, 2037	76,538	8,193
Ser. 3391, PO, zero %, 2037	22,053	18,580
Ser. 3206, Class EO, PO, zero %, 2036	14,390	12,744
FRB Ser. 3117, Class AF, zero %, 2036	10,390	9,370
FRB Ser. 3326, Class WF, zero %, 2035	6,610	5,949
FRB Ser. 3036, Class AS, zero %, 2035	6,451	6,358

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.827s, 2036	107,420	210,839
IFB Ser. 05-45, Class DA, 23.764s, 2035	557,139	838,238
IFB Ser. 07-53, Class SP, 23.544s, 2037	193,725	281,204
IFB Ser. 05-75, Class GS, 19.713s, 2035	123,123	167,493
IFB Ser. 05-106, Class JC, 19.569s, 2035	96,234	143,724
IFB Ser. 05-83, Class QP, 16.929s, 2034	53,722	70,278
IFB Ser. 404, Class S13, IO, 6.221s, 2040	1,212,216	211,322
Ser. 07-14, Class KO, PO, zero %, 2037	77,625	67,251
Ser. 06-125, Class OX, PO, zero %, 2037	8,471	7,640
Ser. 06-84, Class OT, PO, zero %, 2036	9,415	8,376
Ser. 06-46, Class OC, PO, zero %, 2036	17,622	15,426

Dynamic Asset Allocation Balanced Fund	75

MORTGAGE-BACKED SECURITIES (3.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 10-85, Class SE, IO, 6.37s, 2040	$1,623,523	$303,355
IFB Ser. 10-20, Class SE, IO, 6.07s, 2040	1,946,005	345,611
IFB Ser. 10-120, Class SB, IO, 6.02s, 2035	116,647	11,231
IFB Ser. 10-20, Class SC, IO, 5.97s, 2040	50,062	8,882
IFB Ser. 13-129, Class CS, IO, 5.968s, 2042	2,067,000	364,371
IFB Ser. 10-37, Class SG, IO, 5.52s, 2040	154,929	25,117
IFB Ser. 10-42, Class ES, IO, 5 1/2s, 2040	2,529,048	398,325
Ser. 10-9, Class UI, IO, 5s, 2040	1,621,228	346,471
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	84,348	15,672
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,180,544	256,768
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,538,883	415,996
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,462,833	193,828
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	3,506,975	305,352
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	3,327,915	490,035
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	5,371,162	792,622
Ser. 06-36, Class OD, PO, zero %, 2036	8,509	7,816

		9,404,076
Commercial mortgage-backed securities (1.7%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-3, Class A3, 5.857s, 2049	926,000	933,896
Ser. 07-2, Class A2, 5.634s, 2049	53,687	54,025
Ser. 06-5, Class A3, 5.39s, 2047	376,000	385,635
Ser. 05-4, Class B, 5.118s, 2045	371,000	369,145
Ser. 05-3, Class A3A, 4.621s, 2043	398,000	402,099
Ser. 07-1, Class XW, IO, 0.492s, 2049	7,577,276	61,641

Banc of America Commercial Mortgage Trust 144A
Ser. 04-4, Class XC, IO, 0.995s, 2042	4,751,474	22,451
Ser. 04-5, Class XC, IO, 0.868s, 2041	5,765,503	34,789
Ser. 02-PB2, Class XC, IO, 0.608s, 2035	992,622	1,009
Ser. 07-5, Class XW, IO, 0.532s, 2051	17,483,347	175,306

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 6.147s, 2042	305,000	330,721
FRB Ser. 07-PW17, Class AJ, 6.082s, 2050	175,000	169,140
Ser. 04-PR3I, Class X1, IO, 1.079s, 2041	1,278,545	9,759

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.224s, 2038	9,197,695	160,040

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.191s, 2049	68,443,227	992,427

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.556s, 2049	7,672,393	95,905
Ser. 07-CD4, Class XC, IO, 0.213s, 2049	43,364,638	351,687
Ser. 07-CD5, Class XS, IO, 0.064s, 2044	2,603,347	11,270

Commercial Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	548,000	565,810
FRB Ser. 05-LP5, Class D, 5.262s, 2043	735,000	770,861

76 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Commercial Mortgage Trust 144A
FRB Ser. 07-C9, Class AJFL, 0.872s, 2049	$260,000	$231,322
Pass-Through Certificates Ser. 06-C8, Class XS, IO,
0.179s, 2046	32,172,575	422,187

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.953s, 2039	337,429	338,242

Credit Suisse Mortgage Capital Certificates 144A Ser. 07-C2,
Class AX, IO, 0.229s, 2049	41,979,560	144,326

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	291,107	320,218
Ser. 03-C3, Class AX, IO, 1.519s, 2038	598,695	22
Ser. 02-CP3, Class AX, IO, 1.471s, 2035	517,364	3,248

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	1,320,020	1,317,995

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.049s, 2020	731,059	13,634

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.956s, 2033	147,714	570

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.932s, 2032 F	55,026	27,512

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.302s, 2045	149,522,286	417,170
Ser. 07-C1, Class XC, IO, 0.169s, 2049	56,399,599	294,801

GE Commercial Mortgage Corporation Trust FRB Ser. 05-C1,
Class B, 4.846s, 2048	594,000	609,041

GMAC Commercial Mortgage Securities, Inc. Ser. 05-C1,
Class X1, IO, 0.774s, 2043	9,360,310	74,115

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	301,000	308,555

GS Mortgage Securities Corp. II 144A Ser. 06-GG6, Class XC, IO,
0.22s, 2038	23,668,825	30,272

GS Mortgage Securities Trust Ser. 06-GG6, Class A2,
5.506s, 2038	216,083	218,784

GS Mortgage Securities Trust 144A Ser. 98-C1, Class F, 6s, 2030	37,723	37,723

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.275s, 2051	309,000	313,820
FRB Ser. 07-LD12, Class A3, 6.124s, 2051	741,000	756,530
FRB Ser. 04-CB9, Class B, 5.832s, 2041	329,000	337,883
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	326,000	327,108
FRB Ser. 13-C10, Class D, 4.3s, 2047	432,000	355,392
Ser. 06-LDP8, Class X, IO, 0.734s, 2045	11,539,059	168,759
Ser. 07-LDPX, Class X, IO, 0.477s, 2049	26,903,955	237,939

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 07-CB20, Class C, 6 3/8s, 2051	298,000	277,033
FRB Ser. 12-C8, Class D, 4.825s, 2045	528,000	487,862
FRB Ser. 12_LC9, Class D, 4.575s, 2047	350,000	314,013
Ser. 05-CB12, Class X1, IO, 0.491s, 2037	7,405,111	46,386
Ser. 06-LDP6, Class X1, IO, 0 1/4s, 2043	18,983,231	58,848

Dynamic Asset Allocation Balanced Fund	77

MORTGAGE-BACKED SECURITIES (3.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	$69,147	$69,666
Ser. 99-C1, Class G, 6.41s, 2031	159,961	166,754
Ser. 98-C4, Class G, 5.6s, 2035	39,921	40,967
Ser. 98-C4, Class H, 5.6s, 2035	223,000	236,796

LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.32s, 2041	486,000	559,289
Ser. 06-C7, Class A2, 5.3s, 2038	462,723	481,768
Ser. 04-C6, Class E, 5.177s, 2036	331,000	339,738
Ser. 07-C2, Class XW, IO, 0.738s, 2040	2,678,463	49,241

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.848s, 2038	7,349,448	135,818
Ser. 05-C2, Class XCL, IO, 0.496s, 2040	17,221,816	63,721
Ser. 05-C7, Class XCL, IO, 0.368s, 2040	23,026,279	96,020
Ser. 06-C7, Class XCL, IO, 0.334s, 2038	13,824,512	244,238

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.38s, 2028	10,618	1

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
6.045s, 2050	254,000	260,228

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.109s, 2039	6,022,986	37,909
Ser. 05-MCP1, Class XC, IO, 0.761s, 2043	10,395,319	86,447

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	300,000	285,000

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.503s, 2045	1,599,040	155,906
Ser. 05-C3, Class X, IO, 6.332s, 2044	505,504	47,618
Ser. 07-C5, Class X, IO, 5.897s, 2049	400,598	32,649

Morgan Stanley Capital I Trust
FRB Ser. 06-T23, Class A2, 5.918s, 2041	29,394	29,394
FRB Ser. 07-HQ12, Class A2, 5.76s, 2049	588,994	591,233
FRB Ser. 07-HQ12, Class A2FX, 5.76s, 2049	267,725	273,160
Ser. 07-IQ14, Class A2, 5.61s, 2049	160,665	161,667
Ser. 07-HQ11, Class C, 5.558s, 2044	352,000	301,206
Ser. 04-T13, Class A4, 4.66s, 2045	66,790	66,991

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.249s, 2043	553,850	564,722

Morgan Stanley-Bank of America-Merril Lynch Mortgage Trust
Ser. 13-C7, Class XA, IO, 1.894s, 2046	2,990,596	307,374

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	396,681	99,170

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	326,000	322,838
Ser. 12-C4, Class XA, IO, 2.036s, 2045	3,665,291	429,568

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C34, Class AJ, 6.166s, 2046	417,000	403,990
Ser. 06-C29, IO, 0.528s, 2048	59,168,220	721,261
Ser. 07-C34, IO, 0.498s, 2046	9,299,277	112,521

78 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.2%)* cont.		Principal amount	Value

Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.494s, 2042 F		$16,244,311	$59,454
Ser. 06-C26, Class XC, IO, 0.185s, 2045		11,505,092	22,550

WF-RBS Commercial Mortgage Trust 144A FRB Ser. 12-C6,
Class D, 5.748s, 2045		499,000	471,555

			22,717,354
Residential mortgage-backed securities (non-agency) (0.8%)
Barclays Capital, LLC Trust FRB Ser. 12-RR10, Class 9A2,
2.674s, 2035		170,000	139,655

Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR11, Class 5A3, 11.734s, 2037		280,352	162,080
Ser. 09-RR7, Class 1A7, IO, 1.717s, 2046		11,034,551	368,968
Ser. 09-RR7, Class 2A7, IO, 1.561s, 2047		12,029,295	376,517

Countrywide Alternative Loan Trust
Ser. 07-4CB, Class 1A5, 5 3/4s, 2037		512,387	437,240
FRB Ser. 05-51, Class 1A1, 0 1/2s, 2035		1,140,663	886,865
FRB Ser. 05-24, Class 4A1, 0.41s, 2035		1,308,143	1,100,483
FRB Ser. 06-OA3, Class 1A1, 0.379s, 2036		575,013	407,379

WAMU Mortgage Pass-Through Certificates
Ser. 05-AR19, Class X, IO, 1.471s, 2045		15,592,949	731,309
FRB Ser. 06-AR1, Class 2A1B, 1.223s, 2046		1,788,414	1,482,631
FRB Ser. 06-AR3, Class A1B, 1.153s, 2046		719,969	548,256
FRB Ser. 05-AR13, Class A1C3, 0.669s, 2045		665,923	527,078
FRB Ser. 05-AR17, Class A1C3, 0.659s, 2045 F		1,065,874	570,242
FRB Ser. 05-AR9, Class A1C3, 0.659s, 2045		729,386	627,272
FRB Ser. 05-AR13, Class A1B3, 0.539s, 2045		461,854	390,266
FRB Ser. 05-AR15, Class A1B3, 0.519s, 2045		986,701	796,761

Wells Fargo Mortgage Backed Securities Trust Ser. 07-12,
Class A6, 5 1/2s, 2037		443,552	454,918

			10,007,920

Total mortgage-backed securities (cost $39,037,126)			$42,129,350

INVESTMENT COMPANIES (0.9%)*		Shares	Value

Ares Capital Corp.		984	$17,013

SPDR S&P 500 ETF Trust		70,116	11,786,500

Total investment companies (cost $9,257,691)			$11,803,513

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.8%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$193,852	$123,116

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		115,000	97,865

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		2,721,000	2,499,239

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		1,945,448	1,240,223

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		570,000	610,601

Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	BRL	5,212	2,230,117

Dynamic Asset Allocation Balanced Fund 79

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.8%)* cont.	Principal amount	Value

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)	$200,000	$210,500

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)	175,000	146,125

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)	475,000	402,563

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)	560,000	475,910

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)	980,000	1,053,990

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)	200,000	204,240

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)	104,300	123,074

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	790,000	766,300

Total foreign government and agency bonds and notes (cost $10,969,608)		$10,183,863

SENIOR LOANS (0.3%)* [c]	Principal amount	Value

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	$37,428	$37,475

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.429s, 2018	964,049	871,059

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	331,264	333,128

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	184,867	184,405

First Data Corp. bank term loan FRN 4.18s, 2018	647,458	641,331

First Data Corp. bank term loan FRN 4.18s, 2017	68,903	68,489

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	147,316	144,370

Neiman-Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	185,333	184,832

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	171,951	172,237

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	76,800	76,800

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.71s, 2017	933,336	627,085

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	48,404	48,847

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 1/2s, 2020	68,822	68,460

West Corp. bank term loan FRN Ser. B8, 3 3/4s, 2018	59,002	58,855

Total senior loans (cost $3,686,651)		$3,517,373

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	554	$529,347

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	8,920	238,610

M/I Homes, Inc. $2.438 pfd.	4,818	121,655

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	295	240,463

Total preferred stocks (cost $889,543)		$1,130,075

80 Dynamic Asset Allocation Balanced Fund

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.			7,508	$158,607

General Motors Co. Ser. B, $2.375 cv. pfd.			5,621	281,753

United Technologies Corp. $3.75 cv. pfd.			2,600	168,454

Total convertible preferred stocks (cost $548,277)				$608,814

MUNICIPAL BONDS AND NOTES (—%)*		Principal amount		Value

IL State G.O. Bonds
4.421s, 1/1/15			$105,000	$108,422
4.071s, 1/1/14			315,000	317,548

Total municipal bonds and notes (cost $420,000)				$425,970

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount		Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R			$125,000	$155,859

Total convertible bonds and notes (cost $136,166)				$155,859

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	37	$3,256

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	50,760	—

Total warrants (cost $10,263)				$3,256

SHORT-TERM INVESTMENTS (24.8%)*		Principal amount/shares		Value

Putnam Short Term Investment Fund 0.06% L		155,981,585		$155,981,585

Putnam Money Market Liquidity Fund 0.05% L		143,757,002		143,757,002

Putnam Cash Collateral Pool, LLC 0.13% [d]			2,903,561	2,903,561

SSgA Prime Money Market Fund 0.02% P			5,760,000	5,760,000

Federal National Mortgage Association unsec. discount notes
with an effective yield of 0.03%, November 6, 2013		$5,000,000		4,999,850

U.S. Treasury Bills with effective yields ranging from 0.07%
to 0.09%, August 21, 2014 # Δ §			5,896,000	5,892,025

U.S. Treasury Bills with an effective yield of 0.15%,
November 14, 2013 # Δ §		11,000,000		10,980,388

Total short-term investments (cost $330,273,891)				$330,274,411

TOTAL INVESTMENTS

Total investments (cost $1,366,477,180)				$1,523,649,332

Key to holding’s currency abbreviations

BRL Brazilian Real

CAD Canadian Dollar

EUR Euro

GBP British Pound

USD/$ United States Dollar

Dynamic Asset Allocation Balanced Fund	81

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

BKNT Bank Note

ETF Exchange Traded Fund

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GDR Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

GMTN Global Medium Term Notes

G.O. Bonds General Obligation Bonds

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

MTN Medium Term Notes

NPR Nil Paid Rights

NVDR Non-voting Depository Receipt

OAO Open Joint Stock Company

OJSC Open Joint Stock Company

PO Principal Only

SPDR S&P Depository Receipts

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,331,128,130.

† Non-income-producing security.

ΔΔ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $61,628, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

82 Dynamic Asset Allocation Balanced Fund

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 1,000 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights and, until 2014, are not eligible for receipt of dividends.

At the close of the reporting period, the fund maintained liquid assets totaling $350,404,400 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $237,927,019)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/18/13	$2,618,974	$2,563,657	$55,317

	Australian Dollar	Sell	10/18/13	2,618,974	2,533,514	(85,460)

	Singapore Dollar	Sell	11/20/13	2,217,764	2,179,765	(37,999)

	Swiss Franc	Sell	12/18/13	1,357,329	1,309,623	(47,706)

Barclays Bank PLC
	Australian Dollar	Sell	10/18/13	60,481	2,052	(58,429)

	Brazilian Real	Buy	10/18/13	1,225,494	1,228,599	(3,105)

	Brazilian Real	Sell	10/18/13	1,225,494	1,220,521	(4,973)

	British Pound	Sell	12/18/13	9,011,884	8,774,343	(237,541)

	Canadian Dollar	Sell	10/18/13	358,475	346,619	(11,856)

	Euro	Sell	12/18/13	1,471,791	1,461,865	(9,926)

	Hong Kong Dollar	Sell	11/20/13	1,207,283	1,207,602	319

	Hungarian Forint	Buy	12/18/13	1,221,771	1,225,459	(3,688)

	Japanese Yen	Sell	11/20/13	1,347,038	1,361,920	14,882

	Mexican Peso	Buy	10/18/13	793,493	807,905	(14,412)

	Norwegian Krone	Buy	12/18/13	51,969	40,602	11,367

	Singapore Dollar	Buy	11/20/13	1,179,151	1,180,085	(934)

	Swedish Krona	Buy	12/18/13	111,353	108,050	3,303

	Swiss Franc	Sell	12/18/13	1,384,770	1,336,210	(48,560)

Citibank, N.A.
	Australian Dollar	Buy	10/18/13	1,980,329	1,979,472	857

	Australian Dollar	Sell	10/18/13	1,980,329	1,926,762	(53,567)

Dynamic Asset Allocation Balanced Fund 83

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $237,927,019) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	Brazilian Real	Buy	10/18/13	$405,396	$409,025	$(3,629)

	Brazilian Real	Sell	10/18/13	405,396	403,264	(2,132)

	British Pound	Buy	12/18/13	49,349	48,906	443

	British Pound	Sell	12/18/13	49,349	49,365	16

	Canadian Dollar	Buy	10/18/13	1,324,434	1,332,275	(7,841)

	Canadian Dollar	Sell	10/18/13	1,324,434	1,309,318	(15,116)

	Danish Krone	Sell	12/18/13	1,432,998	1,447,660	14,662

	Euro	Buy	12/18/13	1,377,208	1,348,002	29,206

	Euro	Sell	12/18/13	1,377,208	1,377,949	741

	Japanese Yen	Buy	11/20/13	2,639,054	2,653,555	(14,501)

	Japanese Yen	Sell	11/20/13	2,639,054	2,629,394	(9,660)

	New Taiwan Dollar	Buy	11/20/13	1,991,511	2,003,236	(11,725)

	Swiss Franc	Sell	12/18/13	1,445,074	1,348,303	(96,771)

Credit Suisse International
	Australian Dollar	Buy	10/18/13	10,613,727	10,303,651	310,076

	Australian Dollar	Sell	10/18/13	10,613,727	10,436,599	(177,128)

	British Pound	Sell	12/18/13	3,610,708	3,448,505	(162,203)

	Canadian Dollar	Sell	10/18/13	543,922	534,318	(9,604)

	Czech Koruna	Buy	12/18/13	826,346	814,428	11,918

	Czech Koruna	Sell	12/18/13	826,346	801,037	(25,309)

	Euro	Buy	12/18/13	4,083,858	3,976,135	107,723

	Euro	Sell	12/18/13	4,083,858	4,062,354	(21,504)

	Japanese Yen	Sell	11/20/13	7,370,962	7,318,211	(52,751)

	Mexican Peso	Buy	10/18/13	345,263	363,723	(18,460)

	New Zealand Dollar	Sell	10/18/13	1,188,553	1,112,178	(76,375)

	Norwegian Krone	Sell	12/18/13	922,379	901,243	(21,136)

	South African Rand	Buy	10/18/13	2,401,458	2,418,838	(17,380)

	South African Rand	Sell	10/18/13	2,401,458	2,389,995	(11,463)

	South Korean Won	Buy	11/20/13	1,597,132	1,601,860	(4,728)

	Swedish Krona	Buy	12/18/13	1,319,075	1,279,900	39,175

	Swiss Franc	Sell	12/18/13	4,740,749	4,574,086	(166,663)

Deutsche Bank AG
	Australian Dollar	Buy	10/18/13	158,892	357,666	(198,774)

	British Pound	Sell	12/18/13	8,413	4,419	(3,994)

	Canadian Dollar	Sell	10/18/13	475,605	486,171	10,566

	Euro	Sell	12/18/13	6,925,549	6,899,142	(26,407)

	Japanese Yen	Buy	11/20/13	1,312,111	1,310,393	1,718

	Japanese Yen	Sell	11/20/13	1,312,111	1,298,463	(13,648)

	Norwegian Krone	Buy	12/18/13	1,316,509	1,361,655	(45,146)

	Swiss Franc	Sell	12/18/13	1,305,546	1,255,787	(49,759)

Goldman Sachs International
	Australian Dollar	Buy	10/18/13	1,284,092	1,329,442	(45,350)

	British Pound	Buy	12/18/13	1,348,433	1,324,468	23,965

84 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $237,927,019) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.
	British Pound	Sell	12/18/13	$1,348,433	$1,295,820	$(52,613)

	Canadian Dollar	Sell	10/18/13	1,341,028	1,331,776	(9,252)

	Euro	Sell	12/18/13	27,062	21,307	(5,755)

	Japanese Yen	Sell	11/20/13	3,943,964	3,981,382	37,418

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/13	1,330,036	1,295,644	34,392

	Australian Dollar	Sell	10/18/13	1,330,036	1,296,069	(33,967)

	Canadian Dollar	Sell	10/18/13	1,294,254	1,264,145	(30,109)

	Chinese Yuan	Sell	11/20/13	2,352,543	2,335,111
	(offshore)					(17,432)

	Euro	Buy	12/18/13	1,345,139	1,310,331	34,808

	Euro	Sell	12/18/13	1,345,139	1,327,374	(17,765)

	Japanese Yen	Sell	11/20/13	2,782,143	2,812,886	30,743

	New Taiwan Dollar	Buy	11/20/13	1,991,514	2,000,453	(8,939)

	Swedish Krona	Buy	12/18/13	129,014	125,176	3,838

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/13	1,343,269	1,367,796	(24,527)

	Brazilian Real	Buy	10/18/13	1,084,488	1,041,225	43,263

	Brazilian Real	Sell	10/18/13	1,084,488	1,038,398	(46,090)

	British Pound	Sell	12/18/13	1,440,335	1,368,167	(72,168)

	Canadian Dollar	Sell	10/18/13	633,201	632,367	(834)

	Czech Koruna	Buy	12/18/13	826,341	814,363	11,978

	Czech Koruna	Sell	12/18/13	826,341	800,950	(25,391)

	Euro	Sell	12/18/13	5,773,231	5,605,789	(167,442)

	Japanese Yen	Sell	11/20/13	4,102	43,242	39,140

	Malaysian Ringgit	Buy	11/20/13	3,161,986	3,241,624	(79,638)

	Malaysian Ringgit	Sell	11/20/13	3,161,986	3,133,333	(28,653)

	Mexican Peso	Buy	10/18/13	569,965	568,353	1,612

	Norwegian Krone	Buy	12/18/13	132,891	140,902	(8,011)

	Polish Zloty	Buy	12/18/13	1,193,342	1,186,798	6,544

	Singapore Dollar	Sell	11/20/13	479,568	447,862	(31,706)

	South African Rand	Buy	10/18/13	2,401,816	2,422,852	(21,036)

	South African Rand	Sell	10/18/13	2,401,816	2,390,755	(11,061)

	South Korean Won	Buy	11/20/13	798,566	792,415	6,151

	Swedish Krona	Buy	12/18/13	600,987	585,329	15,658

	Swiss Franc	Buy	12/18/13	1,341,064	1,331,049	10,015

	Swiss Franc	Sell	12/18/13	1,354,453	1,310,277	(44,176)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/13	1,314,100	1,349,858	(35,758)

	Euro	Sell	12/18/13	1,751,210	1,684,220	(66,990)

	Hungarian Forint	Buy	12/18/13	1,221,771	1,225,631	(3,860)

	Japanese Yen	Sell	11/20/13	1,346,972	1,321,066	(25,906)

Dynamic Asset Allocation Balanced Fund 85

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $237,927,019) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/13	$970,594	$992,982	$(22,388)

	Brazilian Real	Buy	10/18/13	1,871,638	1,828,184	43,454

	Brazilian Real	Sell	10/18/13	1,871,638	1,826,178	(45,460)

	Canadian Dollar	Sell	10/18/13	198,743	204,374	5,631

	Czech Koruna	Buy	12/18/13	826,341	814,402	11,939

	Czech Koruna	Sell	12/18/13	826,341	801,531	(24,810)

	Euro	Buy	12/18/13	1,336,479	1,359,639	(23,160)

	Mexican Peso	Buy	10/18/13	755,568	762,162	(6,594)

	Norwegian Krone	Buy	12/18/13	1,310,904	1,285,264	25,640

	Singapore Dollar	Sell	11/20/13	1,311,559	1,264,851	(46,708)

	South Korean Won	Buy	11/20/13	1,597,132	1,579,596	17,536

	Swedish Krona	Buy	12/18/13	38,164	37,006	1,158

	Swiss Franc	Sell	12/18/13	1,384,770	1,331,794	(52,976)

UBS AG
	Australian Dollar	Sell	10/18/13	1,750,983	1,548,616	(202,367)

	British Pound	Sell	12/18/13	4,922,736	4,732,856	(189,880)

	Canadian Dollar	Sell	10/18/13	2,083,500	2,051,692	(31,808)

	Euro	Buy	12/18/13	4,068,026	3,968,099	99,927

	Euro	Sell	12/18/13	4,068,026	4,043,008	(25,018)

	Japanese Yen	Sell	11/20/13	133,221	99,501	(33,720)

	Mexican Peso	Buy	10/18/13	153,459	173,177	(19,718)

	New Zealand Dollar	Buy	10/18/13	1,412,143	1,320,763	91,380

	New Zealand Dollar	Sell	10/18/13	1,412,143	1,338,120	(74,023)

	Norwegian Krone	Buy	12/18/13	34,823	54,280	(19,457)

	Singapore Dollar	Sell	11/20/13	120,132	98,007	(22,125)

	Swedish Krona	Buy	12/18/13	1,332,215	1,292,313	39,902

	Swiss Franc	Sell	12/18/13	2,786,249	2,679,468	(106,781)

	Turkish Lira	Buy	12/18/13	1,181,874	1,221,671	(39,797)

	Turkish Lira	Sell	12/18/13	1,181,874	1,198,402	16,528

WestPac Banking Corp.
	Australian Dollar	Buy	10/18/13	734,352	808,231	(73,879)

	Canadian Dollar	Buy	10/18/13	696,667	698,129	(1,462)

	Canadian Dollar	Sell	10/18/13	696,667	681,948	(14,719)

	Euro	Sell	12/18/13	13,620,256	13,272,270	(347,986)

	Japanese Yen	Sell	11/20/13	5,190,428	5,196,866	6,438

Total						$(2,949,881)

86 Dynamic Asset Allocation Balanced Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/13
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	573	$22,317,528	Dec-13	$(21,318)

FTSE 100 Index (Short)	125	13,010,905	Dec-13	373,005

MSCI EAFE Index Mini (Long)	138	12,524,880	Dec-13	(126,686)

OMXS 30 Index (Short)	129	2,529,638	Oct-13	31,995

Russell 2000 Index Mini (Short)	217	23,249,380	Dec-13	(421,414)

S&P 500 Index (Long)	24	10,045,800	Dec-13	(44,740)

S&P 500 Index E-Mini (Long)	1,232	103,136,880	Dec-13	(489,104)

S&P 500 Index E-Mini (Short)	316	26,453,940	Dec-13	124,188

S&P Mid Cap 400 Index
E-Mini (Long)	197	24,439,820	Dec-13	240,346

SPI 200 Index (Long)	115	14,008,546	Dec-13	(38,032)

SPI 200 Index (Short)	20	2,436,269	Dec-13	5,595

Tokyo Price Index (Short)	62	7,546,976	Dec-13	(132,742)

U.S. Treasury Bond 30 yr (Long)	104	13,871,000	Dec-13	309,365

U.S. Treasury Bond 30 yr (Short)	2	266,750	Dec-13	(5,105)

U.S. Treasury Bond Ultra
30 yr (Long)	62	8,809,813	Dec-13	202,657

U.S. Treasury Note 2 yr (Long)	207	45,594,985	Dec-13	133,623

U.S. Treasury Note 2 yr (Short)	151	33,260,110	Dec-13	(97,021)

U.S. Treasury Note 5 yr (Long)	452	54,713,188	Dec-13	777,618

U.S. Treasury Note 5 yr (Short)	13	1,573,609	Dec-13	(19,876)

U.S. Treasury Note 10 yr (Long)	173	21,865,578	Dec-13	474,070

U.S. Treasury Note 10 yr (Short)	42	5,308,406	Dec-13	(116,363)

Total				$1,160,061

TBA SALE COMMITMENTS OUTSTANDING at 9/30/13 (proceeds receivable $39,379,219)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6s,
October 1, 2043	$36,000,000	10/10/13	$39,379,219

Total			$39,379,219

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13
		Upfront		Payments	Payments
Swap counterparty/		premium	Termination	made by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	fund per annum	depreciation

Barclays Bank PLC
GBP	2,430,000	$—	8/15/31	3.6%	6 month GBP-	$(244,096)
					LIBOR-BBA

Goldman Sachs International
GBP	2,430,000	—	9/23/31	6 month GBP-	3.1175%	(44,177)
				LIBOR-BBA

Total		$—				$(288,273)

Dynamic Asset Allocation Balanced Fund	87

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$88,982,900 E	$37,983	12/18/15	3 month USD-	0.75%	$(149,711)
			LIBOR-BBA

38,838,400 E	50,610	12/18/18	3 month USD-	2.05%	(12,107)
			LIBOR-BBA

7,748,700 E	74,846	12/18/43	3 month USD-	3.85%	181,537
			LIBOR-BBA

20,225,700 E	(15,081)	12/18/23	3 month USD-	3.15%	(363,974)
			LIBOR-BBA

Total	$148,358				$(344,255)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$298,279	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(7,035)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
96,509	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,442)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,285,831	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(66,721)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

896,259	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,953)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

11,770	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(52)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

64,362	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(506)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

36,084	—	1/12/41	5.00% (1 month	Synthetic MBX Index	362
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

524,227	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,161)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

85,718	—	1/12/40	5.00% (1 month	Synthetic MBX Index	807
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

642,046	—	1/12/40	4.50% (1 month	Synthetic MBX Index	10,489
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

88 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,357,284	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$13,620
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

816,020	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,189
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

144,310	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,358
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

468,376	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,407
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

339,618	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,196
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

10,716	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(18)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

11,270	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(89)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

680,429	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,346)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

370,626	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(614)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

485,967	—	1/12/38	6.50% (1 month	Synthetic MBX Index	3,818
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

264,770	—	1/12/39	6.00% (1 month	Synthetic MBX Index	438
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

102,948	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(626)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

51,411	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(313)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

51,411	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(313)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

298,279	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(7,035)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

103,199	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(628)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Balanced Fund 89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$268,117	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(1,630)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	103,199	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(628)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	2,504	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(20)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	79,385	—	1/12/41	5.00% (1 month	Synthetic MBX Index	797
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	216,250	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,699)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	206,022	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,253)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	121,460	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(954)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	346,924	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	9,121
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	975,341	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	15,184
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	87,276	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(686)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	91,784	243	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(413)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	627,351	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,295
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	613,433	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,156
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	501	—	2/13/14	(3 month USD-	A basket	(319,263)
				LIBOR-BBA plus	(CGPUTQL2) of
				0.10%)	common stocks

units	11,544	—	2/13/14	3 month USD-	Russell 1000 Total	(1,358)
				LIBOR-BBA minus	Return Index
				0.15%

90 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$3,581,751	$—	1/12/41	4.50% (1 month	Synthetic MBX Index	$59,066
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

298,279	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(7,035)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

784,849	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,218
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

975,839	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	15,192
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

975,839	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	15,192
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Goldman Sachs International
300,709	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,610)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

54,720	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(241)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

115,887	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,804)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

114,510	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(2,701)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

239,735	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,583)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

239,735	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,583)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,684,799	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(41,796)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

525,913	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(12,404)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

957,933	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,913)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

978,873	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,087)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Balanced Fund	91

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$223,017	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(5,260)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

76,098	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,185)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,508	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(20)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

127,900	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(3,017)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,243,380	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(23,824)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

393,419	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,125)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

58,977	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(463)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

70,748	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(556)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,340,410	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(20,867)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,305,387	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10,255)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

22,289	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	98
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

21,302	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(256)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

298,279	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(7,035)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

556,059	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,657)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

131,132	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	3,093
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,270,339	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	53,547
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

92 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
$346,299	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(8,168)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

76,190	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	915
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

173,582	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	2,707
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$243				$(404,936)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB	BBB–/P	$1,504	$22,000	5/11/63	300 bp	$(624)
Index

CMBX NA BBB	BBB–/P	2,953	49,000	5/11/63	300 bp	(1,785)
Index

CMBX NA BBB	BBB–/P	6,050	98,000	5/11/63	300 bp	(3,427)
Index

CMBX NA BBB	BBB–/P	5,757	101,000	5/11/63	300 bp	(4,010)
Index

Barclays Bank PLC
CMBX NA BBB	BBB+/P	8,647	78,000	5/11/63	300 bp	1,105
Index

Citibank, N.A.
EM Series 11 Index	—	(8,100)	300,000	6/20/14	(500 bp)	(16,478)

Credit Suisse International
CMBX NA BBB	BBB–/P	382	13,000	5/11/63	300 bp	(875)
Index

CMBX NA BBB	BB+/P	5,256	43,000	5/11/63	300 bp	1,098
Index

CMBX NA BBB	BBB–/P	4,171	43,000	5/11/63	300 bp	13
Index

CMBX NA BBB	BBB–/P	861	45,000	5/11/63	300 bp	(3,490)
Index

CMBX NA BBB	BBB–/P	388	50,000	5/11/63	300 bp	(4,447)
Index

CMBX NA BBB	BBB–/P	5,492	69,000	5/11/63	300 bp	(1,180)
Index

CMBX NA BBB	BBB–/P	9,717	86,000	5/11/63	300 bp	1,401
Index

CMBX NA BBB	B+/P	8,342	86,000	5/11/63	300 bp	25
Index

Dynamic Asset Allocation Balanced Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$7,022	$88,000	5/11/63	300 bp	$(1,488)
Index

CMBX NA BBB	BBB–/P	6,891	89,000	5/11/63	300 bp	(1,715)
Index

CMBX NA BBB	BBB–/P	5,855	89,000	5/11/63	300 bp	(2,752)
Index

CMBX NA BBB	BBB–/P	1,367	89,000	5/11/63	300 bp	(7,239)
Index

CMBX NA BBB	BBB–/P	2,738	90,000	5/11/63	300 bp	(5,965)
Index

CMBX NA BBB	BBB–/P	1,586	90,000	5/11/63	300 bp	(7,117)
Index

CMBX NA BBB	B+/P	7,212	99,000	5/11/63	300 bp	(2,362)
Index

CMBX NA BBB	BBB–/P	1,161	100,000	5/11/63	300 bp	(8,509)
Index

CMBX NA BBB	B+/P	11,036	144,000	5/11/63	300 bp	(2,889)
Index

CMBX NA BBB	BBB–/P	7,551	184,000	5/11/63	300 bp	(10,242)
Index

NA HY Series 20	BBB–/P	(960,553)	24,395,000	6/20/18	500 bp	487,968
Index

CMBX NA BBB	BBB+/P	111	1,000	5/11/63	300 bp	14
Index

CMBX NA BBB	BBB–/P	1,871	24,000	5/11/63	300 bp	(450)
Index

CMBX NA BBB	BBB–/P	3,779	39,000	5/11/63	300 bp	8
Index

CMBX NA BBB	BBB–/P	6,868	77,000	5/11/63	300 bp	(584)
Index

CMBX NA BBB	BBB–/P	8,562	78,000	5/11/63	300 bp	1,020
Index

CMBX NA BBB	BBB–/P	6,086	80,000	5/11/63	300 bp	(1,650)
Index

CMBX NA BBB	BBB–/P	9,068	82,000	5/11/63	300 bp	1,138
Index

CMBX NA BBB	BBB–/P	12,467	117,000	5/11/63	300 bp	1,153
Index

CMBX NA BBB	BBB+/P	16,264	154,000	5/11/63	300 bp	1,372
Index

Deutsche Bank AG
EM Series 11 Index	—	(37,840)	1,720,000	6/20/14	(500 bp)	(88,122)

NA HY Series 20	BBB–/P	(981,553)	29,914,000	6/20/18	500 bp	794,674
Index

94 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank N.A.
NA HY Series 20	B+/P	$(225,186)	$6,798,000	6/20/18	500 bp	$178,466
Index

Total		$(2,036,217)				$1,292,055

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13
		Upfront			Payments
		premium		Termi-	received
		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	depreciation

NA IG Series 21	BB+/P	$(61,809)	$5,835,000	12/20/18	100 bp	$(7,142)
Index

NA IG Series 21	BBB–/P	(95,004)	8,770,000	12/20/18	100 bp	(12,839)
Index

NA IG Series 21	BBB+/P	(27,115)	2,525,000	12/20/18	100 bp	(3,458)
Index

NA IG Series 21	BBB+/P	(36,933)	3,480,000	12/20/18	100 bp	(4,329)
Index

NA IG Series 21	BBB+/P	(92,261)	8,395,000	12/20/18	100 bp	(13,610)
Index

Total		$(313,122)				$(41,378)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

Dynamic Asset Allocation Balanced Fund 95

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$36,936,299	$—	$—

Capital goods	53,270,168	—	—

Communication services	33,589,500	—	—

Conglomerates	14,560,708	—	—

Consumer cyclicals	83,924,517	360	—

Consumer staples	68,959,679	—	65,367

Energy	60,925,955	—	—

Financials	125,748,846	—	841,355

Health care	93,840,321	—	—

Technology	98,867,509	—	—

Transportation	11,765,120	—	—

Utilities and power	16,508,144	—	—

Total common stocks	698,896,766	360	906,722

Convertible bonds and notes	—	155,859	—

Convertible preferred stocks	168,454	440,360	—

Corporate bonds and notes	—	233,773,501	—

Foreign government and agency bonds and notes	—	10,183,863	—

Investment companies	11,803,513	—	—

Mortgage-backed securities	—	42,129,350	—

Municipal bonds and notes	—	425,970	—

Preferred stocks	479,073	651,002	—

Senior loans	—	3,517,373	—

U.S. government and agency mortgage obligations	—	189,839,499	—

Warrants	—	3,256	—

Short-term investments	305,498,587	24,775,824	—

Totals by level	$1,016,846,393	$505,896,217	$906,722

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(2,949,881)	$—

Futures contracts	1,160,061	—	—

TBA sale commitments	—	(39,379,219)	—

Interest rate swap contracts	—	(780,886)	—

Total return swap contracts	—	(405,179)	—

Credit default contracts	—	3,600,016	—

Totals by level	$1,160,061	$(39,915,149)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities 9/30/13

ASSETS

Investment in securities, at value, including $2,804,800 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,063,835,032)	$1,221,007,184
Affiliated issuers (identified cost $302,642,148) (Notes 1 and 5)	302,642,148

Foreign currency (cost $321,340) (Note 1)	322,851

Dividends, interest and other receivables	6,324,961

Receivable for shares of the fund sold	5,830,859

Receivable for investments sold	12,975,397

Receivable for sales of delayed delivery securities (Note 1)	40,654,343

Receivable for variation margin (Note 1)	747,447

Unrealized appreciation on forward currency contracts (Note 1)	1,271,347

Unrealized appreciation on OTC swap contracts (Note 1)	1,715,720

Premium paid on OTC swap contracts (Note 1)	2,213,232

Total assets	1,595,705,489

LIABILITIES

Payable to custodian	161,879

Payable for investments purchased	2,559,267

Payable for purchases of delayed delivery securities (Note 1)	198,880,530

Payable for shares of the fund repurchased	5,798,592

Payable for compensation of Manager (Note 2)	574,697

Payable for custodian fees (Note 2)	60,386

Payable for investor servicing fees (Note 2)	348,712

Payable for Trustee compensation and expenses (Note 2)	344,666

Payable for administrative services (Note 2)	5,356

Payable for distribution fees (Note 2)	794,852

Payable for variation margin (Note 1)	1,206,105

Unrealized depreciation on OTC swap contracts (Note 1)	1,116,874

Premium received on OTC swap contracts (Note 1)	177,258

Unrealized depreciation on forward currency contracts (Note 1)	4,221,228

TBA sale commitments, at value (proceeds receivable $39,379,219) (Note 1)	39,379,219

Collateral on securities loaned, at value (Note 1)	2,903,561

Collateral on certain derivative contracts, at value (Note 1)	5,760,000

Other accrued expenses	284,177

Total liabilities	264,577,359

Net assets	$1,331,128,130

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,256,091,109

Undistributed net investment income (Note 1)	6,161,301

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(86,733,021)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	155,608,741

Total — Representing net assets applicable to capital shares outstanding	$1,331,128,130

(Continued on next page)

Dynamic Asset Allocation Balanced Fund	97

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($969,273,002 divided by 73,466,719 shares)	$13.19

Offering price per class A share (100/94.25 of $13.19)*	$13.99

Net asset value and offering price per class B share ($81,246,825 divided by 6,180,720 shares)**	$13.15

Net asset value and offering price per class C share ($114,906,801 divided by 8,891,098 shares)**	$12.92

Net asset value and redemption price per class M share ($26,679,700 divided by 2,025,852 shares)	$13.17

Offering price per class M share (100/96.50 of $13.17)*	$13.65

Net asset value, offering price and redemption price per class R share
($12,512,073 divided by 954,644 shares)	$13.11

Net asset value, offering price and redemption price per class R5 share
($11,915 divided by 902 shares)	$13.21

Net asset value, offering price and redemption price per class R6 share
($10,947,423 divided by 828,480 shares)	$13.21

Net asset value, offering price and redemption price per class Y share
($115,550,391 divided by 8,746,325 shares)	$13.21

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Balanced Fund

Statement of operations Year ended 9/30/13

INVESTMENT INCOME

Interest (net of foreign tax of $2,913) (including interest income of $279,789 from investments
in affiliated issuers) (Note 5)	$20,398,626

Dividends (net of foreign tax of $327,448)	15,648,725

Securities lending (Note 1)	55,952

Total investment income	36,103,303

EXPENSES

Compensation of Manager (Note 2)	7,021,376

Investor servicing fees (Note 2)	2,316,684

Custodian fees (Note 2)	189,018

Trustee compensation and expenses (Note 2)	116,717

Distribution fees (Note 2)	4,411,525

Administrative services (Note 2)	37,773

Other	529,099

Total expenses	14,622,192
Expense reduction (Note 2)	(29,616)

Net expenses	14,592,576

Net investment income	21,510,727

Net realized gain on investments (net of foreign tax of $7,024) (Notes 1 and 3)	47,543,778

Net realized gain on swap contracts (Note 1)	15,689,055

Net realized gain on futures contracts (Note 1)	27,497,452

Net realized loss on foreign currency transactions (Note 1)	(115,682)

Net realized gain on written options (Notes 1 and 3)	512,942

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(2,236,960)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	44,157,941

Net gain on investments	133,048,526

Net increase in net assets resulting from operations	$154,559,253

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 99

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/13	Year ended 9/30/12

Operations:
Net investment income	$21,510,727	$21,460,165

Net realized gain on investments
and foreign currency transactions	91,127,545	46,926,231

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	41,920,981	172,755,649

Net increase in net assets resulting from operations	154,559,253	241,142,045

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(14,049,184)	(14,910,054)

Class B	(621,914)	(831,938)

Class C	(863,603)	(958,614)

Class M	(256,337)	(268,070)

Class R	(153,326)	(167,788)

Class R5	(201)	(48)

Class R6	(93,613)	(50)

Class Y	(3,044,880)	(3,523,769)

Decrease from capital share transactions (Note 4)	(114,702,305)	(133,881,070)

Total increase in net assets	20,773,890	86,600,644

NET ASSETS

Beginning of year	1,310,354,240	1,223,753,596

End of year (including undistributed net investment income
of $6,161,301 and distributions in excess of net investment
income of $5,723,446, respectively)	$1,331,128,130	$1,310,354,240

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Balanced Fund

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Dynamic Asset Allocation Balanced Fund 101

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [d]

Class A
September 30, 2013	$11.89	.21	1.28	1.49	(.19)	(.19)	—	—	$13.19	12.62	$969,273	1.02	1.71	190
September 30, 2012	9.99	.20	1.89	2.09	(.19)	(.19)	—	—	11.89	21.06	899,121	1.06	1.76	182
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	(.41)	—	— [e]	9.99	(.92)	843,218	1.06	1.91	158
September 30, 2010	9.82	.27	.94	1.21	(.56)	(.56)	— [f]	—	10.47	12.62	931,461	1.10 [g]	2.71 [g]	138
September 30, 2009	10.01	.21	.05 [h]	.26	(.45)	(.45)	— [f]	—	9.82	3.79	927,285	1.23 [g,i]	2.54 [g]	201

Class B
September 30, 2013	$11.84	.12	1.29	1.41	(.10)	(.10)	—	—	$13.15	11.90	$81,247	1.77	.96	190
September 30, 2012	9.95	.11	1.89	2.00	(.11)	(.11)	—	—	11.84	20.13	85,833	1.81	1.02	182
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	(.32)	—	— [e]	9.95	(1.71)	88,888	1.81	1.15	158
September 30, 2010	9.78	.20	.93	1.13	(.48)	(.48)	— [f]	—	10.43	11.80	114,661	1.85 [g]	1.97 [g]	138
September 30, 2009	9.96	.14	.07 [h]	.21	(.39)	(.39)	— [f]	—	9.78	3.10	131,854	1.98 [g,i]	1.76 [g]	201

Class C
September 30, 2013	$11.65	.12	1.25	1.37	(.10)	(.10)	—	—	$12.92	11.81	$114,907	1.77	.96	190
September 30, 2012	9.80	.11	1.85	1.96	(.11)	(.11)	—	—	11.65	20.07	98,192	1.81	1.01	182
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	(.33)	—	— [e]	9.80	(1.68)	91,254	1.81	1.16	158
September 30, 2010	9.65	.19	.92	1.11	(.48)	(.48)	— [f]	—	10.28	11.79	98,134	1.85 [g]	1.96 [g]	138
September 30, 2009	9.85	.15	.04 [h]	.19	(.39)	(.39)	— [f]	—	9.65	2.97	99,579	1.98 [g,i]	1.79 [g]	201

Class M
September 30, 2013	$11.87	.15	1.28	1.43	(.13)	(.13)	—	—	$13.17	12.10	$26,680	1.52	1.20	190
September 30, 2012	9.98	.14	1.89	2.03	(.14)	(.14)	—	—	11.87	20.40	21,876	1.56	1.27	182
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	(.35)	—	— [e]	9.98	(1.44)	19,151	1.56	1.41	158
September 30, 2010	9.81	.22	.93	1.15	(.50)	(.50)	— [f]	—	10.46	12.08	23,600	1.60 [g]	2.20 [g]	138
September 30, 2009	10.00	.17	.05 [h]	.22	(.41)	(.41)	— [f]	—	9.81	3.27	22,010	1.73 [g,i]	2.04 [g]	201

Class R
September 30, 2013	$11.81	.18	1.28	1.46	(.16)	(.16)	—	—	$13.11	12.42	$12,512	1.27	1.46	190
September 30, 2012	9.93	.17	1.88	2.05	(.17)	(.17)	—	—	11.81	20.70	11,821	1.31	1.52	182
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	(.38)	—	— [e]	9.93	(1.18)	10,066	1.31	1.66	158
September 30, 2010	9.77	.25	.92	1.17	(.53)	(.53)	— [f]	—	10.41	12.32	9,614	1.35 [g]	2.45 [g]	138
September 30, 2009	9.97	.19	.04 [h]	.23	(.43)	(.43)	— [f]	—	9.77	3.45	7,476	1.48 [g,i]	2.31 [g]	201

Class R5
September 30, 2013	$11.90	.25	1.29	1.54	(.23)	(.23)	—	—	$13.21	12.99	$12.75		1.98	190
September 30, 2012†	11.34	.06	.55	.61	(.05)	(.05)	—	—	11.90	5.41*	11	.19*	.47*	182

Class R6
September 30, 2013	$11.90	.25	1.30	1.55	(.24)	(.24)	—	—	$13.21	13.11	$10,947.65		1.94	190
September 30, 2012†	11.34	.06	.56	.62	(.06)	(.06)	—	—	11.90	5.44*	11	.16*	.49*	182

Class Y
September 30, 2013	$11.90	.25	1.28	1.53	(.22)	(.22)	—	—	$13.21	12.96	$115,550.77		1.98	190
September 30, 2012	10.00	.23	1.89	2.12	(.22)	(.22)	—	—	11.90	21.34	193,491.81		2.01	182
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	(.44)	—	— [e]	10.00	(.76)	171,176.81		2.16	158
September 30, 2010	9.83	.30	.94	1.24	(.58)	(.58)	— [f]	—	10.49	12.98	167,625	.85 [g]	2.99 [g]	138
September 30, 2009	10.03	.24	.03 [h]	.27	(.47)	(.47)	— [f]	—	9.83	3.96	273,251	.98 [g,i]	2.88 [g]	201

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 103

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sale transactions.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Amount represents less than $0.01 per share.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.12

h The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Balanced Fund

Notes to financial statements 9/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through September 30, 2013.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Dynamic Asset Allocation Balanced Fund 105

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated

106 Dynamic Asset Allocation Balanced Fund

and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or

Dynamic Asset Allocation Balanced Fund 107

loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay,

108 Dynamic Asset Allocation Balanced Fund

restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,278,376 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,755,088 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $1,844,922.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss

Dynamic Asset Allocation Balanced Fund 109

if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,804,800 and the fund received cash collateral of $2,903,561.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

110 Dynamic Asset Allocation Balanced Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2013, the fund had a capital loss carryover of $76,382,126 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$76,382,126	N/A	$76,382,126	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from realized gains and losses on certain futures contracts, from interest on payment-in-kind securities, from straddle loss deferrals, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,457,078 to decrease distributions in excess of net investment income, $834,713 to increase paid-in-capital and $10,291,791 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$168,279,904
Unrealized depreciation	(17,768,020)

Net unrealized appreciation	150,511,884
Undistributed ordinary income	4,439,979
Capital loss carryforward	(76,382,126)
Cost for federal income tax purposes	$1,373,075,150

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Dynamic Asset Allocation Balanced Fund 111

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014.

Putnam Management has contractually agreed, through June 30, 2014 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,617,964	Class R5	17

Class B	146,280	Class R6	2,460

Class C	182,129	Class Y	303,820

Class M	42,827	Total	$2,316,684

Class R	21,187

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,149 under the expense offset arrangements and by $27,467 under the brokerage/service arrangements.

112 Dynamic Asset Allocation Balanced Fund

Each independent Trustee of the fund receives an annual Trustee fee, of which $979, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,301,785	Class M	182,857

Class B	830,345	Class R	60,278

Class C	1,036,260	Total	$4,411,525

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $233,138 and $3,427 from the sale of class A and class M shares, respectively, and received $38,938 and $3,468 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $54 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,792,866,075 and $1,802,304,274, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $1,852,500 and $1,852,813, respectively.

Dynamic Asset Allocation Balanced Fund 113

Written option transactions during the reporting period are summarized as follows:

			Written option
	Written swap		contract
	option contract	Written swap	amounts/number	Written option
	amounts	option premiums	of contracts	premiums

Written options outstanding
at the beginning of the
reporting period	$162,482,140	$13,681,990	15,316	$11,028

Options opened	45,134,000	—	33,662	19,167
Options exercised	(14,426,000)	(8,335)	(9,990)	(2,173)
Options expired	—	—	(10,708)	(14,433)
Options closed	(193,190,140)	(13,673,655)	(28,280)	(13,589)

Written options outstanding at
the end of the reporting period	$—	$—	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	10,501,006	$131,926,892	8,927,475	$99,884,741

Shares issued in connection with
reinvestment of distributions	1,056,302	13,435,911	1,257,056	14,150,244

	11,557,308	145,362,803	10,184,531	114,034,985

Shares repurchased	(13,724,017)	(170,585,671)	(18,967,701)	(209,753,686)

Net decrease	(2,166,709)	$(25,222,868)	(8,783,170)	$(95,718,701)

	Year ended 9/30/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	923,660	$11,533,613	745,478	$8,333,663

Shares issued in connection with
reinvestment of distributions	46,748	590,854	69,627	778,171

	970,408	12,124,467	815,105	9,111,834

Shares repurchased	(2,036,535)	(25,377,145)	(2,501,001)	(27,815,958)

Net decrease	(1,066,127)	$(13,252,678)	(1,685,896)	$(18,704,124)

	Year ended 9/30/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,876,923	$23,395,211	943,190	$10,359,394

Shares issued in connection with
reinvestment of distributions	64,380	802,644	79,629	877,473

	1,941,303	24,197,855	1,022,819	11,236,867

Shares repurchased	(1,476,857)	(18,071,417)	(1,912,370)	(20,815,164)

Net increase (decrease)	464,446	$6,126,438	(889,551)	$(9,578,297)

114 Dynamic Asset Allocation Balanced Fund

	Year ended 9/30/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	457,385	$5,685,591	426,293	$4,652,129

Shares issued in connection with
reinvestment of distributions	19,925	253,247	23,285	260,892

	477,310	5,938,838	449,578	4,913,021

Shares repurchased	(294,371)	(3,658,225)	(526,338)	(5,887,498)

Net increase (decrease)	182,939	$2,280,613	(76,760)	$(974,477)

	Year ended 9/30/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	228,891	$2,848,425	301,013	$3,317,231

Shares issued in connection with
reinvestment of distributions	11,592	146,290	14,371	160,644

	240,483	2,994,715	315,384	3,477,875

Shares repurchased	(286,692)	(3,565,504)	(328,610)	(3,667,736)

Net decrease	(46,209)	$(570,789)	(13,226)	$(189,861)

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	882	$10,000

Shares issued in connection with
reinvestment of distributions	16	201	4	48

	16	201	886	10,048

Shares repurchased	—	—	—	—

Net increase	16	$201	886	$10,048

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	855,186	$10,913,313	882	$10,000

Shares issued in connection with
reinvestment of distributions	7,106	93,613	4	50

	862,292	11,006,926	886	10,050

Shares repurchased	(34,698)	(450,111)	—	—

Net increase	827,594	$10,556,815	886	$10,050

Dynamic Asset Allocation Balanced Fund 115

	Year ended 9/30/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,144,530	$77,109,191	3,588,665	$40,460,899

Shares issued in connection with
reinvestment of distributions	234,771	2,971,439	308,616	3,477,340

	6,379,301	80,080,630	3,897,281	43,938,239

Shares repurchased	(13,889,840)	(174,700,667)	(4,756,731)	(52,673,947)

Net decrease	(7,510,539)	$(94,620,037)	(859,450)	$(8,735,708)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	902	100%	$11,915

Class R6	903	0.1	11,929

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$296,854,200	$153,649,928	$306,747,126	$222,304	$143,757,002

Putnam Short Term
Investment Fund*	—	392,866,654	236,885,069	57,485	155,981,585

Totals	$296,854,200	$546,516,582	$543,632,195	$279,789	$299,738,587

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

116 Dynamic Asset Allocation Balanced Fund

Note 8: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (contract amount)	5,000

Purchased swap option contracts (contract amount)	$25,000,000

Written equity option contracts (contract amount) (Note 3)	5,000

Written swap option contracts (contract amount) (Note 3)	$16,500,000

Futures contracts (number of contracts)	7,000

Forward currency contracts (contract amount)	$523,300,000

OTC interest rate swap contracts (notional)	$153,200,000

Centrally cleared interest rate swap contracts (notional)	$38,500,000

OTC total return swap contracts (notional)	$172,100,000

OTC credit default swap contracts (notional)	$84,900,000

Centrally cleared credit default swap contracts (notional)	$6,700,000

Warrants (number of warrants)	52,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$3,900,144*	Payables	$300,128

Foreign
exchange contracts	Receivables	1,271,347	Payables	4,221,228

Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
Equity contracts	Unrealized appreciation	778,385*	Unrealized depreciation	1,594,657*

	Receivables,		Payables,
	Net assets —		Net assets —
Interest rate contracts	Unrealized appreciation	2,250,289*	Unrealized depreciation	1,456,765*

Total		$8,200,165		$7,572,778

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Balanced Fund 117

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$9,762,607	$9,762,607

Foreign exchange
contracts	—	—	—	261,291	—	$261,291

Equity contracts	1,497	18,748	32,768,884	—	4,870,270	$37,659,399

Interest rate
contracts	—	(51,715)	(5,271,432)	—	1,056,178	$(4,266,969)

Total	$1,497	$(32,967)	$27,497,452	$261,291	$15,689,055	$43,416,328

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(1,598,756)	$(1,598,756)

Foreign exchange
contracts	—	—	—	(2,547,751)	—	$(2,547,751)

Equity contracts	(9,492)	(948)	(858,486)	—	(3,522,948)	$(4,391,874)

Interest rate
contracts	—	(146,044)	1,693,933	—	250,705	$1,798,594

Total	$(9,492)	$(146,992)	$835,447	$(2,547,751)	$(4,870,999)	$(6,739,787)

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

118 Dynamic Asset Allocation Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Conservative Fund (the “fund”) at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 13, 2013

24	Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 9/30/13

COMMON STOCKS (36.4%)*	Shares	Value

Basic materials (2.1%)
Agrium, Inc. (Canada)	261	$21,932

Amcor, Ltd. (Australia)	19,057	185,961

American Vanguard Corp.	480	12,922

Andersons, Inc. (The)	649	45,365

Archer Daniels-Midland Co.	1,115	41,077

Asahi Kasei Corp. (Japan)	45,000	338,318

Assa Abloy AB Class B (Sweden)	6,605	303,184

Axiall Corp.	2,419	91,414

BASF SE (Germany)	3,250	311,731

Bemis Co., Inc.	4,000	156,040

BHP Billiton PLC (United Kingdom)	7,991	235,447

BHP Billiton, Ltd. (Australia)	13,515	450,615

Cambrex Corp. †	4,259	56,219

CF Industries Holdings, Inc.	2,130	449,068

Chemtura Corp. †	4,114	94,581

Chicago Bridge & Iron Co., NV	4,700	318,519

Cytec Industries, Inc.	1,900	154,584

Domtar Corp. (Canada)	1,400	111,188

Eastman Chemical Co.	4,800	373,920

Fortune Brands Home & Security, Inc.	7,100	295,573

Horsehead Holding Corp. †	4,740	59,060

Huntsman Corp.	7,200	148,392

Innophos Holdings, Inc.	1,281	67,611

Innospec, Inc.	1,204	56,179

Intrepid Potash, Inc.	650	10,192

Johnson Matthey PLC (United Kingdom)	9,200	418,220

KapStone Paper and Packaging Corp.	1,091	46,695

Koninklijke Boskalis Westminster NV (Netherlands)	4,416	195,595

Koppers Holdings, Inc.	388	16,548

Kraton Performance Polymers, Inc. †	1,292	25,310

L.B. Foster Co. Class A	1,104	50,497

Landec Corp. †	2,902	35,404

Louisiana-Pacific Corp. †	558	9,815

LSB Industries, Inc. †	3,605	120,876

LyondellBasell Industries NV Class A	9,945	728,272

Minerals Technologies, Inc.	508	25,080

Monsanto Co.	13,286	1,386,660

Mosaic Co. (The)	405	17,423

NN, Inc.	3,441	53,542

OM Group, Inc. †	1,169	39,489

Packaging Corp. of America	3,700	211,233

Potash Corp. of Saskatchewan, Inc. (Canada)	1,224	38,287

PPG Industries, Inc.	3,681	614,948

Rio Tinto PLC (United Kingdom)	4,102	200,749

Rio Tinto, Ltd. (Australia)	4,446	256,077

S&W Seed Co. †	3,007	25,169

Dynamic Asset Allocation Conservative Fund	25

COMMON STOCKS (36.4%)* cont.	Shares	Value

Basic materials cont.
Sherwin-Williams Co. (The)	2,500	$455,450

Sumitomo Chemical Co., Ltd. (Japan)	85,000	323,414

Sumitomo Metal Mining Co., Ltd. (Japan)	14,000	197,406

Syngenta AG (Switzerland)	820	334,946

Trex Co., Inc. †	1,340	66,370

Tronox, Ltd. Class A	1,139	27,871

Valspar Corp.	3,300	209,319

voestalpine AG (Austria)	7,057	337,441

W.R. Grace & Co. †	2,838	248,041

Wendel SA (France)	1,837	249,016

		11,354,255
Capital goods (2.8%)
ABB, Ltd. (Switzerland)	13,131	310,579

Aecom Technology Corp. †	5,600	175,112

AGCO Corp.	729	44,046

Aisin Seiki Co., Ltd. (Japan)	8,000	340,607

Alliant Techsystems, Inc.	672	65,560

Altra Holdings, Inc.	2,583	69,509

Astronics Corp. †	569	28,285

Avery Dennison Corp.	5,000	217,600

AZZ, Inc.	1,192	49,897

Ball Corp.	5,400	242,352

Boeing Co. (The)	21,200	2,491,000

Chart Industries, Inc. †	923	113,566

Chase Corp.	1,382	40,603

CNH Industrial NV (Netherlands) †	2,312	28,901

Cummins, Inc.	6,600	876,942

Deere & Co.	426	34,672

Delphi Automotive PLC (United Kingdom)	12,700	741,934

Douglas Dynamics, Inc.	2,262	33,319

DXP Enterprises, Inc. †	485	38,300

European Aeronautic Defence and Space Co. NV (France)	9,222	587,557

Franklin Electric Co., Inc.	1,839	72,457

Generac Holdings, Inc.	1,501	64,003

General Dynamics Corp.	10,700	936,464

Greenbrier Companies, Inc. †	3,150	77,900

HEICO Corp.	487	32,989

Hyster-Yale Materials Holdings, Inc.	495	44,387

IHI Corp. (Japan)	54,000	226,888

II-VI, Inc. †	3,536	66,548

IMI PLC (United Kingdom)	14,804	348,708

Ingersoll-Rand PLC	10,800	701,352

JGC Corp. (Japan)	8,000	288,112

Kadant, Inc.	1,456	48,907

KBR, Inc.	6,900	225,216

Leggett & Platt, Inc.	7,200	217,080

Lindsay Corp.	308	25,139

Lockheed Martin Corp.	8,603	1,097,313

26	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Capital goods cont.
McDermott International, Inc. †	10,200	$75,786

Miller Industries, Inc.	1,746	29,647

Mine Safety Appliances Co.	590	30,450

NACCO Industries, Inc. Class A	256	14,188

Northrop Grumman Corp.	8,800	838,288

NSK, Ltd. (Japan)	31,000	315,693

Polypore International, Inc. †	364	14,913

Raytheon Co.	11,431	880,987

Singapore Technologies Engineering, Ltd. (Singapore)	73,000	242,645

Standard Motor Products, Inc.	2,528	81,300

Standex International Corp.	698	41,461

Staples, Inc. S	28,600	418,990

Stoneridge, Inc. †	3,946	42,656

Tenneco, Inc. †	638	32,219

Terex Corp. †	5,600	188,160

THK Co., Ltd. (Japan)	8,800	194,630

TriMas Corp. †	3,329	124,172

Valmont Industries, Inc.	244	33,894

Vinci SA (France)	4,386	254,967

WABCO Holdings, Inc. †	3,100	261,206

WESCO International, Inc. †	671	51,352

		15,171,408
Communication services (1.7%)
Arris Group, Inc. †	788	13,443

Aruba Networks, Inc. †	865	14,394

AT&T, Inc.	21,691	733,590

BroadSoft, Inc. †	294	10,593

BT Group PLC (United Kingdom)	57,022	316,080

CalAmp Corp. †	2,576	45,415

Comcast Corp. Class A	54,200	2,447,130

Deutsche Telekom AG (Germany)	17,629	255,546

DISH Network Corp. Class A	8,700	391,587

EchoStar Corp. Class A †	4,926	216,448

Frontier Communications Corp.	8,905	37,134

HSN, Inc.	658	35,282

IAC/InterActiveCorp.	9,100	497,497

Inteliquent, Inc.	2,145	20,721

Iridium Communications, Inc. †	3,813	26,233

Loral Space & Communications, Inc.	676	45,785

NeuStar, Inc. Class A †	1,085	53,686

NTT DoCoMo, Inc. (Japan)	14,500	234,844

Orange (France)	16,509	207,016

RingCentral, Inc. Class A †	354	6,379

Ruckus Wireless, Inc. †	1,758	29,587

Tele2 AB Class B (Sweden)	8,348	106,774

Telefonica SA (Spain) †	14,745	229,599

Telenor ASA (Norway)	9,602	219,401

Telstra Corp., Ltd. (Australia)	59,575	276,220

Dynamic Asset Allocation Conservative Fund	27

COMMON STOCKS (36.4%)* cont.	Shares	Value

Communication services cont.
TW telecom, inc. †	8,100	$241,907

Ubiquiti Networks, Inc.	2,723	91,466

USA Mobility, Inc.	1,969	27,881

Verizon Communications, Inc.	51,532	2,404,483

Vodafone Group PLC (United Kingdom)	80,102	280,103

		9,516,224
Conglomerates (0.7%)
AMETEK, Inc.	9,550	439,491

Danaher Corp.	18,300	1,268,556

Exor SpA (Italy)	3,768	141,355

General Electric Co.	44,915	1,073,019

Marubeni Corp. (Japan)	11,000	86,393

Siemens AG (Germany)	4,118	496,157

Tyco International, Ltd.	17,200	601,656

		4,106,627
Consumer cyclicals (4.3%)
Adidas AG (Germany)	1,783	193,405

ADT Corp. (The) †	9,050	367,973

Advance Auto Parts, Inc.	3,500	289,380

American Eagle Outfitters, Inc.	9,700	135,703

ANN, Inc. †	1,914	69,325

Ascent Capital Group, Inc. Class A †	208	16,769

Babcock International Group PLC (United Kingdom)	12,021	232,751

Bayerische Motoren Werke (BMW) AG (Germany)	2,236	240,395

Bed Bath & Beyond, Inc. †	8,500	657,560

Big Lots, Inc. †	5,877	217,978

Blyth, Inc.	1,261	17,440

Brown Shoe Co., Inc.	999	23,447

Brunswick Corp.	1,744	69,603

Buckle, Inc. (The)	592	31,998

Bureau Veritas SA (France)	6,980	220,019

Carmike Cinemas, Inc. †	1,836	40,539

Chico’s FAS, Inc.	9,400	156,604

Coach, Inc.	10,282	560,677

Compagnie Financiere Richemont SA (Switzerland)	1,947	195,055

Compass Group PLC (United Kingdom)	15,037	206,919

Continental AG (Germany)	2,507	424,967

Corporate Executive Board Co. (The)	419	30,428

Crocs, Inc. †	910	12,385

CST Brands, Inc. †	1,833	54,623

Daihatsu Motor Co., Ltd. (Japan)	9,000	173,966

Deckers Outdoor Corp. †	393	25,907

Deluxe Corp.	2,343	97,609

Demand Media, Inc. †	3,698	23,371

Destination Maternity Corp.	2,824	89,803

Dillards, Inc. Class A	1,970	154,251

Expedia, Inc.	4,100	212,339

Experian Group, Ltd. (United Kingdom)	11,290	215,125

Five Below, Inc. †	316	13,825

28	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Consumer cyclicals cont.
FleetCor Technologies, Inc. †	187	$20,600

Foot Locker, Inc.	7,200	244,368

Francesca’s Holdings Corp. †	593	11,054

Fuji Heavy Industries, Ltd. (Japan)	16,000	441,121

G&K Services, Inc. Class A	790	47,708

GameStop Corp. Class A	1,374	68,219

Gannett Co., Inc.	12,100	324,159

Gap, Inc. (The)	12,000	483,360

Genesco, Inc. †	691	45,316

Global Cash Access Holdings, Inc. †	3,282	25,632

Green Dot Corp. Class A †	1,483	39,047

Harbinger Group, Inc. †	7,144	74,083

Hino Motors, Ltd. (Japan)	18,000	264,429

HMS Holdings Corp. †	649	13,960

Home Depot, Inc. (The)	31,608	2,397,467

ITV PLC (United Kingdom)	104,431	296,368

KAR Auction Services, Inc.	3,909	110,273

La-Z-Boy, Inc.	807	18,327

Lear Corp.	5,100	365,007

LIN Media, LLC Class A †	1,826	37,050

Lowe’s Cos., Inc.	34,479	1,641,545

Lumber Liquidators Holdings, Inc. †	256	27,302

Macy’s, Inc.	14,700	636,069

Marcus Corp.	3,131	45,493

MAXIMUS, Inc.	587	26,438

McGraw-Hill Cos., Inc. (The)	10,000	655,900

Men’s Wearhouse, Inc. (The)	1,199	40,826

MGM China Holdings, Ltd. (Hong Kong)	74,800	248,340

Namco Bandai Holdings, Inc. (Japan)	10,200	190,417

Navistar International Corp. †	1,135	41,405

Next PLC (United Kingdom)	6,531	545,569

O’Reilly Automotive, Inc. †	4,700	599,673

OPAP SA (Greece)	16,243	181,288

Panasonic Corp. (Japan) †	22,600	217,964

Perry Ellis International, Inc.	2,474	46,610

PetSmart, Inc.	4,600	350,796

Pier 1 Imports, Inc.	823	16,065

Pitney Bowes, Inc.	2,209	40,182

Priceline.com, Inc. †	1,542	1,558,885

PulteGroup, Inc.	16,100	265,650

Randstad Holding NV (Netherlands)	1,522	85,738

ReachLocal, Inc. †	1,232	14,673

Renault SA (France)	2,544	202,817

Ryland Group, Inc. (The)	2,006	81,323

Sears Hometown and Outlet Stores, Inc. †	1,020	32,385

Select Comfort Corp. †	2,038	49,625

Sinclair Broadcast Group, Inc. Class A	3,474	116,448

SJM Holdings, Ltd. (Hong Kong)	93,000	261,401

Dynamic Asset Allocation Conservative Fund	29

COMMON STOCKS (36.4%)* cont.	Shares	Value

Consumer cyclicals cont.
Sonic Automotive, Inc. Class A	6,027	$143,443

Steven Madden, Ltd. †	611	32,890

Swatch Group AG (The) (Switzerland)	1,997	225,238

Swatch Group AG (The) (Switzerland)	349	224,601

Tile Shop Holdings, Inc. †	1,630	48,069

TiVo, Inc. †	1,473	18,324

TJX Cos., Inc. (The)	22,700	1,280,053

Total Systems Services, Inc.	18,500	544,270

Town Sports International Holdings, Inc.	2,552	33,125

Toyota Motor Corp. (Japan)	6,300	401,862

Trump Entertainment Resorts, Inc. †	115	230

URS Corp.	3,700	198,875

Vail Resorts, Inc.	361	25,046

ValueClick, Inc. †	1,967	41,012

VOXX International Corp. †	4,656	63,787

Wal-Mart Stores, Inc.	3,547	262,336

World Fuel Services Corp.	1,806	67,382

Wyndham Worldwide Corp.	6,200	378,014

Wynn Resorts, Ltd.	3,300	521,433

		23,530,504
Consumer staples (3.6%)
AFC Enterprises †	1,645	71,706

Angie’s List, Inc. †	742	16,695

Anheuser-Busch InBev NV (Belgium)	2,918	290,466

Associated British Foods PLC (United Kingdom)	9,465	287,458

Barrett Business Services, Inc.	710	47,790

Beacon Roofing Supply, Inc. †	603	22,233

Blue Nile, Inc. †	634	25,950

Bright Horizons Family Solutions, Inc. †	1,183	42,387

British American Tobacco (BAT) PLC (United Kingdom)	5,064	268,611

Bunge, Ltd.	192	14,575

Calbee, Inc. (Japan)	10,800	312,700

Carrefour SA (France)	7,358	252,590

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	22,000	1,418

Coca-Cola Co. (The)	8,300	314,404

Colgate-Palmolive Co.	11,100	658,230

Constellation Brands, Inc. Class A †	5,400	309,960

Core-Mark Holding Co., Inc.	718	47,704

Costco Wholesale Corp.	6,200	713,744

CVS Caremark Corp.	25,200	1,430,100

Diageo PLC (United Kingdom)	7,116	226,370

Distribuidora Internacional de Alimentacion SA (Spain)	20,834	180,640

General Mills, Inc.	15,000	718,800

Geo Group, Inc. (The)	1,191	39,601

Grand Canyon Education, Inc. †	456	18,368

Hain Celestial Group, Inc. (The) †	336	25,912

Ingredion, Inc.	340	22,498

ITT Educational Services, Inc. † S	5,065	157,015

30	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Consumer staples cont.
Japan Tobacco, Inc. (Japan)	8,800	$316,028

JM Smucker Co. (The)	3,300	346,632

Kao Corp. (Japan)	4,300	133,862

Kforce, Inc.	2,900	51,301

Koninklijke Ahold NV (Netherlands)	11,935	206,753

Kraft Foods Group, Inc.	13,500	707,940

L’Oreal SA (France)	2,047	351,561

Liberty Interactive Corp. Class A †	22,000	516,340

Lorillard, Inc.	19,800	886,644

Molson Coors Brewing Co. Class B	4,400	220,572

MWI Veterinary Supply, Inc. †	358	53,471

Nestle SA (Switzerland)	11,306	790,739

On Assignment, Inc. †	1,605	52,965

OpenTable, Inc. †	355	24,843

Papa John’s International, Inc.	722	50,453

Philip Morris International, Inc.	27,695	2,398,110

Pinnacle Foods, Inc.	1,471	38,937

Pool Corp.	449	25,202

Prestige Brands Holdings, Inc. †	1,843	55,511

Procter & Gamble Co. (The)	39,717	3,002,208

Reckitt Benckiser Group PLC (United Kingdom)	6,114	447,388

Robert Half International, Inc.	6,600	257,598

SABMiller PLC (United Kingdom)	3,621	184,273

Spartan Stores, Inc.	1,378	30,399

Suedzucker AG (Germany)	5,721	168,570

TrueBlue, Inc. †	5,846	140,362

Unilever PLC (United Kingdom)	11,221	443,243

United Natural Foods, Inc. †	447	30,047

USANA Health Sciences, Inc. †	357	30,984

Walgreen Co.	19,141	1,029,786

Woolworths, Ltd. (Australia)	4,347	141,936

		19,652,583
Energy (3.2%)
Alpha Natural Resources, Inc. †	26,979	160,795

BP PLC (United Kingdom)	67,394	472,530

Cabot Oil & Gas Corp.	13,400	500,088

Callon Petroleum Co. †	7,590	41,517

Chevron Corp.	7,732	939,438

ConocoPhillips	28,569	1,985,831

Delek US Holdings, Inc.	1,228	25,899

EPL Oil & Gas, Inc. †	2,346	87,060

Exxon Mobil Corp.	28,078	2,415,831

FutureFuel Corp.	4,702	84,448

Gulfport Energy Corp. †	559	35,966

Helix Energy Solutions Group, Inc. †	3,487	88,465

Helmerich & Payne, Inc.	3,700	255,115

HollyFrontier Corp.	6,800	286,348

Key Energy Services, Inc. †	6,636	48,376

Dynamic Asset Allocation Conservative Fund	31

COMMON STOCKS (36.4%)* cont.	Shares	Value

Energy cont.
Kodiak Oil & Gas Corp. †	3,522	$42,475

Marathon Petroleum Corp.	9,650	620,688

Occidental Petroleum Corp.	18,945	1,772,115

Oceaneering International, Inc.	4,000	324,960

Oil States International, Inc. †	2,300	237,958

ONEOK, Inc.	7,900	421,228

Peabody Energy Corp.	9,700	167,325

Phillips 66	16,184	935,759

Repsol YPF SA (Spain)	7,232	179,288

Rosetta Resources, Inc. †	517	28,156

Royal Dutch Shell PLC Class A (United Kingdom)	12,816	423,256

Royal Dutch Shell PLC Class B (United Kingdom)	11,677	403,504

Schlumberger, Ltd.	27,400	2,421,064

Statoil ASA (Norway)	11,551	262,206

Stone Energy Corp. †	1,592	51,629

Swift Energy Co. †	2,021	23,080

Tesoro Corp.	5,300	233,094

Total SA (France)	8,410	488,037

Unit Corp. †	760	35,332

Vaalco Energy, Inc. †	8,110	45,254

Valero Energy Corp.	16,200	553,230

W&T Offshore, Inc.	1,436	25,446

Woodside Petroleum, Ltd. (Australia)	5,915	211,399

		17,334,190
Financials (6.6%)
3i Group PLC (United Kingdom)	37,782	222,519

Access National Corp.	1,414	20,164

AG Mortgage Investment Trust, Inc. R	829	13,778

Ageas (Belgium)	7,305	295,884

Agree Realty Corp. R	1,492	45,029

AIA Group, Ltd. (Hong Kong)	61,600	289,498

Alleghany Corp. †	1,000	409,650

Allianz SE (Germany)	2,460	386,715

Allied World Assurance Co. Holdings AG	3,467	344,585

American Capital Agency Corp. R	9,500	214,415

American Equity Investment Life Holding Co.	3,315	70,344

American Financial Group, Inc.	5,923	320,197

American International Group, Inc.	29,900	1,454,037

Amtrust Financial Services, Inc.	914	35,701

Aon PLC	15,700	1,168,708

Arlington Asset Investment Corp. Class A	912	21,687

ARMOUR Residential REIT, Inc. R	4,375	18,375

Ashford Hospitality Trust, Inc. R	5,032	62,095

Assicurazioni Generali SpA (Italy)	15,865	316,579

Associated Banc-Corp.	12,100	187,429

Australia & New Zealand Banking Group, Ltd. (Australia)	7,941	228,023

AvalonBay Communities, Inc. R	2,500	317,725

AXA SA (France)	14,169	328,261

32	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Financials cont.
Axis Capital Holdings, Ltd.	7,300	$316,163

Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	19,258	2,631

Banco Bilbao Vizcaya Argentaria SA (Spain)	19,258	215,199

Banco Latinoamericano de Exportaciones SA Class E (Panama)	3,084	76,853

Banco Santander Central Hispano SA (Spain)	36,662	298,978

Bank of Kentucky Financial Corp.	837	22,858

Bank of Yokohama, Ltd. (The) (Japan)	39,000	222,585

Barclays PLC (United Kingdom)	29,412	126,418

Berkshire Hathaway, Inc. Class B †	4,400	499,444

BofI Holding, Inc. †	1,960	127,126

Cardinal Financial Corp.	2,641	43,656

CBL & Associates Properties, Inc. R	1,881	35,927

Chimera Investment Corp. R	34,800	105,792

CIT Group, Inc. †	11,000	536,470

Citizens & Northern Corp.	1,677	33,439

City National Corp.	3,500	233,310

CNO Financial Group, Inc.	3,464	49,882

Commonwealth Bank of Australia (Australia)	10,161	675,014

CoreLogic, Inc. †	13,900	375,995

CoreSite Realty Corp. R	491	16,665

Credit Acceptance Corp. †	462	51,194

Credit Agricole SA (France) †	25,077	276,526

Credit Suisse Group (Switzerland)	5,355	163,549

CYS Investments, Inc. R	2,646	21,512

DBS Group Holdings, Ltd. (Singapore)	17,000	222,502

Deutsche Bank AG (Germany)	6,061	278,295

Dexus Property Group (Australia) R	213,934	200,577

DFC Global Corp. †	5,163	56,741

Discover Financial Services	17,000	859,180

Eagle Bancorp, Inc.	1,382	39,097

East West Bancorp, Inc.	2,189	69,939

Eaton Vance Corp.	7,600	295,108

Education Realty Trust, Inc. R	5,224	47,538

Encore Capital Group, Inc. †	1,852	84,933

EPR Properties R	783	38,163

Federal Realty Investment Trust R	2,000	202,900

Fidelity National Financial, Inc. Class A	13,800	367,080

Fifth Third Bancorp	45,400	819,016

Financial Institutions, Inc.	1,733	35,457

First Community Bancshares, Inc.	1,712	27,991

First Industrial Realty Trust R	1,696	27,594

FirstMerit Corp.	2,127	46,177

Flushing Financial Corp.	1,797	33,155

Genworth Financial, Inc. Class A †	44,791	572,877

Glimcher Realty Trust R	3,126	30,479

Goldman Sachs Group, Inc. (The)	12,300	1,945,983

Greenhill & Co., Inc.	694	34,617

Hammerson PLC (United Kingdom) R	17,971	145,757

Dynamic Asset Allocation Conservative Fund	33

COMMON STOCKS (36.4%)* cont.	Shares	Value

Financials cont.
Hang Seng Bank, Ltd. (Hong Kong)	15,200	$247,914

Hanmi Financial Corp.	3,482	57,697

Hatteras Financial Corp. R	3,700	69,227

Health Care REIT, Inc. R	6,600	411,708

Heartland Financial USA, Inc.	1,164	32,429

Heritage Financial Group, Inc.	1,525	26,566

HFF, Inc. Class A	4,559	114,203

HSBC Holdings PLC (United Kingdom)	61,385	665,225

Insurance Australia Group, Ltd. (Australia)	57,910	317,122

Invesco Mortgage Capital, Inc. R	1,352	20,807

Investor AB Class B (Sweden)	6,898	209,300

Investors Real Estate Trust R	3,775	31,144

iStar Financial, Inc. † R	3,174	38,215

Joyo Bank, Ltd. (The) (Japan)	39,000	209,095

JPMorgan Chase & Co.	61,290	3,168,080

Legal & General Group PLC (United Kingdom)	68,039	216,111

Lexington Realty Trust R	7,493	84,146

Lloyds Banking Group PLC (United Kingdom) †	452,486	538,996

LTC Properties, Inc. R	1,864	70,795

Maiden Holdings, Ltd. (Bermuda)	2,896	34,202

MainSource Financial Group, Inc.	2,594	39,403

MFA Financial, Inc. R	4,297	32,013

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	47,900	305,543

Muenchener Rueckversicherungs AG (Germany)	1,334	260,689

Nasdaq OMX Group, Inc. (The)	9,200	295,228

National Health Investors, Inc. R	1,104	62,807

Nelnet, Inc. Class A	1,563	60,097

Northern Trust Corp.	8,800	478,632

Ocwen Financial Corp. †	960	53,539

OFG Bancorp (Puerto Rico)	1,609	26,050

One Liberty Properties, Inc. R	1,767	35,835

Pacific Premier Bancorp, Inc. †	1,700	22,848

PartnerRe, Ltd.	4,055	371,195

Peoples Bancorp, Inc.	1,616	33,742

PHH Corp. †	1,440	34,186

PNC Financial Services Group, Inc.	15,900	1,151,955

Popular, Inc. (Puerto Rico) †	9,169	240,503

Portfolio Recovery Associates, Inc. †	1,726	103,456

Protective Life Corp.	7,445	316,785

Prudential PLC (United Kingdom)	9,010	167,888

PS Business Parks, Inc. R	1,063	79,321

Public Storage R	3,600	577,980

Republic Bancorp, Inc. Class A	1,088	29,974

Resona Holdings, Inc. (Japan)	74,300	379,456

Select Income REIT R	1,383	35,681

Simon Property Group, Inc. R	6,600	978,318

Skandinaviska Enskilda Banken AB (Sweden)	20,491	217,131

Sovran Self Storage, Inc. R	341	25,807

34	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Financials cont.
St. Joe Co. (The) †	4,351	$85,367

Starwood Property Trust, Inc. R	1,010	24,210

State Street Corp.	15,400	1,012,550

Stewart Information Services Corp.	2,470	79,015

Sumitomo Mitsui Financial Group, Inc. (Japan)	4,900	236,538

Summit Hotel Properties, Inc. R	4,738	43,542

Swedbank AB Class A (Sweden)	9,878	230,093

Symetra Financial Corp.	2,898	51,642

Tanger Factory Outlet Centers R	3,300	107,745

Tokyu Land Corp. (Japan) F	38,000	394,710

Toronto-Dominion Bank (Canada)	4,225	380,166

UBS AG (Switzerland)	14,004	286,475

Universal Health Realty Income Trust R	437	18,297

Validus Holdings, Ltd.	7,192	265,960

Vornado Realty Trust R	4,900	411,894

WageWorks, Inc. †	1,102	55,596

Walter Investment Management Corp. †	671	26,531

Washington Banking Co.	2,010	28,261

Wells Fargo & Co.	13,083	540,590

Westfield Group (Australia)	17,030	174,919

Westpac Banking Corp. (Australia)	9,111	278,194

Wheelock and Co., Ltd. (Hong Kong)	60,000	318,338

		35,809,417
Health care (4.9%)
Abaxis, Inc.	381	16,040

AbbVie, Inc.	23,300	1,042,209

ACADIA Pharmaceuticals, Inc. †	1,657	45,518

Accuray, Inc. †	3,446	25,466

Actelion, Ltd. (Switzerland)	3,043	216,023

Aegerion Pharmaceuticals, Inc. †	216	18,513

Alere, Inc. †	1,892	57,838

Align Technology, Inc. †	738	35,513

Alkermes PLC †	795	26,728

Amedisys, Inc. †	1,574	27,104

AmerisourceBergen Corp.	13,100	800,410

Amgen, Inc.	15,100	1,690,294

AmSurg Corp. †	1,136	45,099

Array BioPharma, Inc. †	3,579	22,261

AstraZeneca PLC (United Kingdom)	9,369	487,710

athenahealth, Inc. †	162	17,587

Auxilium Pharmaceuticals, Inc. †	1,751	31,921

Bayer AG (Germany)	4,242	500,193

Bio-Reference Labs, Inc. † S	405	12,101

Biospecifics Technologies Corp. †	440	8,567

Bristol-Myers Squibb Co.	34,100	1,578,148

Celgene Corp. †	9,700	1,493,121

Centene Corp. †	347	22,194

Chemed Corp.	1,278	91,377

Dynamic Asset Allocation Conservative Fund	35

COMMON STOCKS (36.4%)* cont.	Shares	Value

Health care cont.
CIGNA Corp.	14,000	$1,076,040

Coloplast A/S Class B (Denmark)	5,425	308,884

Computer Programs & Systems, Inc.	282	16,497

Conatus Pharmaceuticals, Inc. †	499	5,015

Conmed Corp.	2,291	77,871

Cubist Pharmaceuticals, Inc. †	1,424	90,495

Cyberonics, Inc. †	353	17,911

DexCom, Inc. †	827	23,346

Eli Lilly & Co.	20,853	1,049,531

Endo Health Solutions, Inc. †	1,373	62,389

Exact Sciences Corp. †	465	5,492

Gentium SpA ADR (Italy) †	4,060	110,148

GlaxoSmithKline PLC (United Kingdom)	19,203	484,192

Globus Medical, Inc. Class A †	1,508	26,330

Greatbatch, Inc. †	2,879	97,972

Haemonetics Corp. †	694	27,677

HCA Holdings, Inc.	9,900	423,225

Health Net, Inc. †	1,080	34,236

HealthSouth Corp. †	2,442	84,200

Hi-Tech Pharmacal Co., Inc.	506	21,834

Hill-Rom Holdings, Inc.	1,697	60,804

Hisamitsu Pharmaceutical Co., Inc. (Japan)	3,300	183,977

Incyte Corp., Ltd. †	445	16,977

Insulet Corp. †	1,070	38,777

Insys Therapeutics, Inc. †	2,780	97,272

Isis Pharmaceuticals, Inc. †	547	20,534

Jazz Pharmaceuticals PLC †	2,116	194,609

Johnson & Johnson	9,909	859,011

Kindred Healthcare, Inc.	2,228	29,922

Lexicon Pharmaceuticals, Inc. †	4,758	11,276

Magellan Health Services, Inc. †	405	24,284

McKesson Corp.	10,500	1,347,150

MedAssets, Inc. †	3,130	79,565

Medicines Co. (The) †	1,426	47,800

Merck & Co., Inc.	4,888	232,718

NewLink Genetics Corp. †	743	13,954

Novartis AG (Switzerland)	5,548	426,368

Novo Nordisk A/S Class B (Denmark)	2,955	501,692

NPS Pharmaceuticals, Inc. †	870	27,675

NxStage Medical, Inc. †	1,632	21,477

Omega Healthcare Investors, Inc. R	931	27,809

Orion OYJ Class B (Finland)	7,431	187,187

PDL BioPharma, Inc.	1,033	8,233

Pfizer, Inc.	109,169	3,134,242

Providence Service Corp. (The) †	2,831	81,221

Questcor Pharmaceuticals, Inc.	1,233	71,514

Ramsay Health Care, Ltd. (Australia)	5,699	192,514

Receptos, Inc. †	425	11,037

36	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Health care cont.
Repligen Corp. †	1,651	$18,310

Roche Holding AG-Genusschein (Switzerland)	3,259	878,941

Salix Pharmaceuticals, Ltd. †	3,266	218,430

Sanofi (France)	3,992	404,881

Santarus, Inc. †	1,106	24,962

Sequenom, Inc. †	5,426	14,487

Spectrum Pharmaceuticals, Inc.	2,289	19,205

St. Jude Medical, Inc.	16,400	879,696

STAAR Surgical Co. †	4,313	58,398

Steris Corp.	758	32,564

Suzuken Co., Ltd. (Japan)	3,100	101,867

TearLab Corp. †	1,024	11,325

Trinity Biotech PLC ADR (Ireland)	1,330	28,941

Triple-S Management Corp. Class B (Puerto Rico) †	906	16,661

United Therapeutics Corp. †	2,719	214,393

Ventas, Inc. R	7,200	442,800

ViroPharma, Inc. †	5,183	203,692

Warner Chilcott PLC Class A	24,526	560,419

WellCare Health Plans, Inc. †	1,633	113,885

WellPoint, Inc.	15,300	1,279,233

Zimmer Holdings, Inc.	9,000	739,260

		26,567,169
Technology (5.1%)
Acacia Research Corp.	736	16,972

Accenture PLC Class A	21,300	1,568,532

Actuate Corp. †	8,690	63,872

Acxiom Corp. †	3,076	87,328

Anixter International, Inc. †	979	85,819

AOL, Inc. †	12,200	421,876

Apple, Inc.	10,017	4,775,605

ASML Holding NV (Netherlands)	3,139	310,002

Aspen Technology, Inc. †	1,417	48,957

AVG Technologies NV (Netherlands) †	1,446	34,617

Avnet, Inc.	6,300	262,773

Bottomline Technologies, Inc. †	538	14,999

Brady Corp. Class A	1,848	56,364

Broadcom Corp. Class A	13,500	351,135

Brocade Communications Systems, Inc. †	38,390	309,040

CACI International, Inc. Class A †	243	16,794

Calix, Inc. †	1,304	16,600

Cap Gemini (France)	4,106	244,245

Cavium, Inc. †	436	17,963

Ceva, Inc. †	1,334	23,012

Cirrus Logic, Inc. †	2,469	55,997

Cisco Systems, Inc.	86,839	2,033,769

Commvault Systems, Inc. †	665	58,407

Cornerstone OnDemand, Inc. †	681	35,031

CSG Systems International, Inc.	641	16,057

Dynamic Asset Allocation Conservative Fund	37

COMMON STOCKS (36.4%)* cont.	Shares	Value

Technology cont.
EMC Corp.	38,900	$994,284

EnerSys	1,752	106,224

Entegris, Inc. †	4,255	43,188

Fairchild Semiconductor International, Inc. †	1,574	21,863

FEI Co.	762	66,904

Gemalto NV (Netherlands)	2,128	228,496

GenMark Diagnostics, Inc. †	6,603	80,226

Google, Inc. Class A †	2,105	1,843,791

IBM Corp.	4,295	795,348

Infoblox, Inc. †	1,030	43,075

Integrated Silicon Solutions, Inc. †	5,182	56,432

IntraLinks Holdings, Inc. †	4,308	37,910

Ixia †	550	8,619

Keyence Corp. (Japan)	900	341,065

Konica Minolta Holdings, Inc. (Japan)	25,000	209,573

L-3 Communications Holdings, Inc.	4,000	378,000

Lam Research Corp. †	6,600	337,854

Lexmark International, Inc. Class A	6,481	213,873

Magnachip Semiconductor Corp. (South Korea) †	3,613	77,788

Manhattan Associates, Inc. †	738	70,442

Marvell Technology Group, Ltd.	22,300	256,450

Mellanox Technologies, Ltd. (Israel) †	620	23,535

Mentor Graphics Corp.	4,147	96,915

Microsemi Corp. †	1,007	24,420

Microsoft Corp.	81,239	2,706,071

MTS Systems Corp.	389	25,032

Netscout Systems, Inc. †	1,357	34,698

NIC, Inc.	1,104	25,513

Nomura Research Institute, Ltd. (Japan)	5,700	197,741

NTT Data Corp. (Japan)	3,400	114,319

NVIDIA Corp.	21,400	332,984

Omnivision Technologies, Inc. †	3,019	46,221

Omron Corp. (Japan)	9,300	335,404

Oracle Corp.	75,386	2,500,554

Perficient, Inc. †	2,222	40,796

Photronics, Inc. †	4,029	31,547

Plantronics, Inc.	344	15,841

Polycom, Inc. †	2,236	24,417

Procera Networks, Inc. †	1,759	27,247

PTC, Inc. †	1,305	37,101

QLIK Technologies, Inc. †	704	24,105

Quantum Corp. †	21,116	29,140

RF Micro Devices, Inc. †	13,861	78,176

Riverbed Technology, Inc. †	9,300	135,687

Rockwell Automation, Inc.	5,400	577,476

Rovi Corp. †	2,206	42,289

Safeguard Scientifics, Inc. †	1,824	28,619

SAP AG (Germany)	1,768	130,762

38	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Technology cont.
SciQuest, Inc. †	706	$15,857

Semtech Corp. †	1,068	32,029

Silicon Graphics International Corp. †	1,164	18,915

Silicon Image, Inc. †	6,587	35,175

SoftBank Corp. (Japan)	5,400	373,020

Sparton Corp. †	1,468	37,434

SS&C Technologies Holdings, Inc. †	1,290	49,149

Symantec Corp.	37,800	935,550

Synaptics, Inc. †	1,220	54,022

Tech Data Corp. †	917	45,767

Teradyne, Inc. †	10,300	170,156

Tyler Technologies, Inc. †	707	61,841

Ultimate Software Group, Inc. †	599	88,293

Ultra Clean Holdings, Inc. †	3,839	26,527

Unisys Corp. †	1,722	43,377

United Internet AG (Germany)	4,931	186,785

VeriFone Systems, Inc. †	1,412	32,278

Verint Systems, Inc. †	872	32,316

Western Digital Corp.	7,200	456,480

XO Group, Inc. †	2,754	35,582

Zynga, Inc. Class A †	4,773	17,565

		27,571,899
Transportation (0.6%)
Aegean Marine Petroleum Network, Inc. (Greece)	6,655	78,928

Central Japan Railway Co. (Japan)	3,600	460,736

ComfortDelgro Corp., Ltd. (Singapore)	115,000	180,583

Con-way, Inc.	2,361	101,735

Delta Air Lines, Inc.	34,300	809,137

Hawaiian Holdings, Inc. † S	4,527	33,681

International Consolidated Airlines Group SA (Spain) †	49,671	271,478

Quality Distribution, Inc. †	4,088	37,773

SkyWest, Inc.	2,390	34,703

Southwest Airlines Co.	31,700	461,552

Spirit Airlines, Inc. †	1,875	64,256

StealthGas, Inc. (Greece) †	3,760	34,366

Swift Transportation Co. †	5,265	106,300

Universal Truckload Services, Inc.	268	7,145

US Airways Group, Inc. † S	4,486	85,055

Wabtec Corp.	4,400	276,628

Yamato Transport Co., Ltd. (Japan)	8,400	189,031

		3,233,087
Utilities and power (0.8%)
AES Corp.	25,729	341,938

American Electric Power Co., Inc.	15,200	658,920

Chubu Electric Power Co., Inc. (Japan)	3,200	43,819

CMS Energy Corp.	5,500	144,760

Enel SpA (Italy)	54,850	210,145

ENI SpA (Italy)	12,419	284,778

Entergy Corp.	6,400	404,416

Dynamic Asset Allocation Conservative Fund	39

COMMON STOCKS (36.4%)* cont.	Shares	Value

Utilities and power cont.
GDF Suez (France)	11,021	$276,874

Kansai Electric Power, Inc. (Japan) †	33,500	429,422

Kinder Morgan, Inc.	14,700	522,879

PG&E Corp.	10,900	446,028

PPL Corp.	6,600	200,508

Red Electrica Corporacion SA (Spain)	5,418	308,362

UGI Corp.	5,200	203,476

United Utilities Group PLC (United Kingdom)	18,941	211,886

		4,688,211

Total common stocks (cost $145,444,341)		$198,535,574

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (26.7%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.7%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, October 1, 2043	$15,000,000	$14,832,361

		14,832,361
U.S. Government Agency Mortgage Obligations (24.0%)
Federal National Mortgage Association Pass-Through Certificates
7s, March 1, 2018	103,578	112,472
6s, TBA, November 1, 2043	28,000,000	30,632,655
6s, TBA, October 1, 2043	28,000,000	30,633,750
4s, TBA, October 1, 2043	46,000,000	48,249,685
3 1/2s, June 1, 2028	988,457	999,075
3 1/2s, TBA, October 1, 2028	18,000,000	19,001,250
3s, TBA, November 1, 2043	1,000,000	974,492

		130,603,379

Total U.S. government and agency mortgage obligations (cost $143,559,576)		$145,435,740

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2 1/2s, January 15, 2029 [i]	$46,782	$57,710

Total U.S. treasury obligations (cost $57,710)		$57,710

CORPORATE BONDS AND NOTES (24.9%)*	Principal amount	Value

Basic materials (1.6%)
Agrium, Inc. sr. unsec. notes 4.9s, 2043 (Canada)	$115,000	$104,503

Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	36,000	38,635

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	60,000	63,001

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	490,000	604,965

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	40,000	37,900

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	307,000	288,196

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	220,000	237,600

Barrick Gold Corp. sr. unsec. unsub. notes 3.85s, 2022 (Canada)	40,000	35,376

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	80,000	82,800

40	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Basic materials cont.
Boise Cascade Co. 144A company guaranty sr. unsec. notes
6 3/8s, 2020	$20,000	$20,650

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	60,000	57,600

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	120,000	125,400

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	76,000	89,100

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	210,000	246,723

CPG Merger Sub LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	15,000	15,300

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	140,000	130,957

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	105,000	133,914

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	315,000	324,717

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	85,000	80,524

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	55,000	53,501

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	125,000	126,801

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	35,000	33,625

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	150,000	157,500

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019	110,000	121,369

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	70,000	75,425

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	105,000	110,250

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	50,000	50,188

FQM Akubra, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)	25,000	25,688

Graphic Packaging International, Inc. company guaranty
sr. unsec. notes 4 3/4s, 2021	90,000	87,300

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	145,000	172,913

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020	85,000	88,081

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	65,000	65,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	60,000	58,650

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	85,000	87,975

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	115,000	127,650

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	110,000	121,000

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	100,000	94,750

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	115,000	100,338

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	120,000	129,000

Dynamic Asset Allocation Conservative Fund	41

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Basic materials cont.
International Paper Co. sr. unsec. notes 7.95s, 2018	$195,000	$242,039

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	150,000	171,000

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	115,000	124,631

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	245,000	324,897

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	345,000	393,759

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019	345,000	379,757

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	33,000	32,450

Momentive Performance Materials, Inc. company guaranty
sr. notes 10s, 2020	25,000	26,094

Momentive Performance Materials, Inc. company guaranty
sr. notes 8 7/8s, 2020	5,000	5,238

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	60,000	61,800

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	30,000	29,121

NOVA Chemicals Corp. 144A sr. notes 5 1/4s, 2023 (Canada)	30,000	30,365

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	200,000	219,500

Nufarm Australia, Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)	30,000	30,300

Pinnacle Operating Corp. 144A company guaranty sr. notes 9s, 2020	15,000	15,356

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023	10,000	9,450

PQ Corp. 144A sr. notes 8 3/4s, 2018	75,000	80,063

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	277,000	359,457

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.9s, 2022	192,000	199,129

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	135,000	143,466

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	95,000	105,925

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	80,000	82,800

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	75,000	78,188

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	65,000	61,425

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)	30,000	32,550

SPCM SA 144A sr. unsec. bonds 6s, 2022 (France)	25,000	25,010

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020	15,000	16,219

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	15,000	15,525

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	25,000	26,063

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023	10,000	9,450

Taminco Global Chemical Corp. company guaranty sr. sub. notes
Ser. REGS, 9 3/4s, 2020 (Belgium)	10,000	11,300

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	125,000	141,250

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020	115,000	113,850

USG Corp. sr. unsec. notes 9 3/4s, 2018	75,000	86,813

42	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.		Principal amount	Value

Basic materials cont.
Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		$155,000	$148,800

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R		50,000	58,487

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R		260,000	316,671

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)		195,000	213,022

			9,026,085
Capital goods (1.3%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		165,000	174,075

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019		245,000	271,338

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. notes 4 7/8s, 2022 (Ireland)		200,000	191,000

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		75,000	74,250

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		40,000	43,300

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		150,000	173,250

Beverage Packaging Holdings Luxembourg II SA company
guaranty sr. sub. notes Ser. REGS, 9 1/2s, 2017	EUR	60,000	83,911

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017		$115,000	119,600

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		190,000	214,974

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		60,000	60,000

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		55,000	62,288

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		200,000	216,500

Consolidated Container Co., LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		15,000	16,050

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		180,000	164,250

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	50,000	71,999

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$570,000	537,717

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		549,000	568,901

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		105,000	76,125

Gardner Denver, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2021		15,000	14,813

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042		260,000	216,573

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022		160,000	144,768

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020		100,000	101,000

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		80,000	87,000

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		471,000	590,696

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		40,000	38,900

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		160,000	150,400

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		185,000	190,088

Dynamic Asset Allocation Conservative Fund	43

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Capital goods cont.
Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017	$135,000	$143,100

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	195,000	196,522

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)	200,000	203,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020	55,000	55,206

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019	120,000	126,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	170,000	171,275

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	245,000	247,350

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	95,000	103,075

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	25,000	26,250

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	145,000	146,631

Thermadyne Holdings Corp. company guaranty
sr. notes 9s, 2017	135,000	145,463

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020	50,000	50,375

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	125,000	133,125

TransDigm, Inc. 144A sr. unsec. sub. notes 7 1/2s, 2021	25,000	26,875

Triumph Group, Inc. unsec. sub. FRN notes 4 7/8s, 2021	85,000	81,813

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	437,000	502,753

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	105,000	103,292

		7,116,371
Communication services (2.7%)
Adelphia Communications Corp. escrow bonds zero %, 2014	125,000	938

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	205,000	208,490

American Tower Corp. sr. unsec. notes 7s, 2017 R	317,000	364,963

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	120,000	133,377

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	926,000	1,000,790

AT&T, Inc. sr. unsec. unsub. notes 4.35s, 2045	86,000	70,988

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	255,000	292,613

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	60,000	66,900

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	75,000	84,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	115,000	117,300

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	45,000	41,513

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	65,000	70,200

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	70,000	71,050

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	40,000	36,900

44	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	$60,000	$63,300

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	25,000	24,406

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	20,000	21,150

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	40,000	41,680

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	145,000	151,706

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	514,000	646,695

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	82,000	98,442

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2015	13,000	13,971

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	165,000	182,600

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	80,000	85,800

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	75,000	69,000

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	115,000	122,034

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	60,000	64,200

CyrusOne LP/CyrusOne Finance Corp. company guaranty
sr. unsec. notes 6 3/8s, 2022	35,000	34,738

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	163,000	225,867

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	90,000	93,263

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	85,000	96,900

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	125,000	131,406

Equinix, Inc. sr. unsec. notes 7s, 2021	55,000	58,713

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	35,000	40,075

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	60,000	66,300

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	55,000	60,775

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	30,000	30,000

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	110,000	116,325

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	90,000	96,975

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	95,000	102,600

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	45,000	44,663

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	200,000	211,000

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	245,000	253,575

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	135,000	172,734

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	80,000	88,200

Dynamic Asset Allocation Conservative Fund	45

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	$80,000	$87,400

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	20,000	21,400

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	90,000	90,900

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	55,000	57,475

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	135,000	135,338

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	120,000	120,600

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021 (Mexico)	125,000	88,750

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)	30,000	31,050

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)	90,000	81,675

Orange sr. unsec. unsub. notes 4 1/8s, 2021 (France)	201,000	202,457

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	5,000	5,563

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	70,000	65,975

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	354,000	381,128

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	55,000	61,515

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	410,000	358,449

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	10,000	10,800

SBA Telecommunications, Inc. notes 5 3/4s, 2020	30,000	29,775

SBA Tower Trust 144A notes 2.933s, 2017	495,000	501,014

SES 144A company guaranty sr. unsec. notes 3.6s,
2023 (France)	162,000	152,383

Sprint Capital Corp. company guaranty 6 7/8s, 2028	185,000	165,113

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023	200,000	204,000

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021	80,000	80,800

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	130,000	146,900

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	85,000	97,750

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	55,000	55,825

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	215,000	252,088

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018	35,000	35,613

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	365,000	462,539

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	415,000	397,975

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	185,000	182,538

46	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Communication services cont.
Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	$230,000	$214,330

Time Warner Entertainment Co., LP company guaranty
sr. unsec. bonds 8 3/8s, 2033	541,000	589,784

Time Warner Entertainment Co., LP sr. unsec. debs. 8 3/8s, 2023	88,000	102,647

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	1,390,000	1,545,240

Verizon Communications, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	85,000	90,813

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	165,000	198,569

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	505,000	608,393

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	110,000	104,500

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	120,000	129,300

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)	320,000	340,000

Windstream Holdings, Inc. company guaranty sr. unsec. notes
6 3/8s, 2023	50,000	45,750

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2018	70,000	75,250

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2017	280,000	312,200

		14,990,679
Consumer cyclicals (3.5%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	15,000	16,763

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	120,000	136,800

American Media, Inc. 144A notes 13 1/2s, 2018	7,394	7,764

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	65,000	73,531

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	30,000	31,238

Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	30,000	31,500

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	35,000	38,325

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	50,000	48,000

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	56,000	56,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	45,000	42,075

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	125,000	125,625

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	60,000	58,854

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	48,375

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	75,000	80,625

Dynamic Asset Allocation Conservative Fund	47

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	$95,000	$105,688

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018	35,000	35,963

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	105,000	106,575

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 9s, 2020	355,000	334,144

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	160,000	193,946

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	75,000	78,375

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	35,000	38,369

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	55,000	52,525

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	260,000	268,450

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	110,000	123,200

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	15,000	13,800

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	80,000	86,400

CityCenter Holdings, LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017	265,603	284,859

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2021	60,000	58,050

Clear Channel Communications, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2019	170,000	166,600

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020	170,000	175,100

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023	140,000	131,950

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	90,000	93,375

D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023	20,000	20,200

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	120,000	124,800

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	13,000	12,800

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. sr. unsec.
unsub. notes 5.2s, 2020	154,000	162,822

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	130,000	147,550

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	350,000	365,849

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	305,000	321,775

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	30,000	28,013

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	95,000	104,564

48	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		$140,000	$167,527

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		1,240,000	1,541,295

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019		70,000	69,300

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020		55,000	53,900

General Motors Co. 144A sr. unsec. notes 6 1/4s, 2043		35,000	34,475

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023		40,000	36,550

General Motors Financial Co., Inc. 144A sr. unsec. notes
3 1/4s, 2018		163,000	158,518

General Motors Financial Co., Inc. 144A sr. unsec. notes
2 3/4s, 2016		232,000	231,420

Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018		75,000	76,125

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		70,000	72,800

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	140,000	138,339

Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A
sr. notes 7s, 2020		$95,000	71,250

Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)		360,000	414,725

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		150,000	161,625

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023		105,000	139,128

Home Depot, Inc. (The) sr. unsec. notes 5.95s, 2041		300,000	351,247

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		147,000	160,417

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		68,000	70,582

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021 R		100,000	99,926

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		80,000	74,757

Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017		140,000	143,850

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		90,000	99,675

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		55,000	51,563

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		70,000	72,800

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		105,000	110,250

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		125,000	142,188

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019		45,000	46,238

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		65,000	68,413

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		120,000	129,900

L Brands, Inc. sr. notes 5 5/8s, 2022		45,000	46,125

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		55,000	55,000

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023		115,000	118,306

Dynamic Asset Allocation Conservative Fund	49

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	$40,000	$36,800

Liberty Interactive, LLC sr. unsec. unsub. notes 8 1/4s, 2030	120,000	126,000

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	160,000	172,000

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	210,000	240,347

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	47,000	53,167

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	190,000	181,317

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043	500,000	422,535

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	85,000	84,151

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	350,000	353,462

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	120,000	131,700

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	85,000	83,513

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	100,000	111,750

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	75,000	81,563

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	70,000	73,500

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	65,000	74,750

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	60,000	65,250

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	25,000	25,813

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A
sr. unsec. notes 7 1/2s, 2018	80,000	80,800

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	52,000	53,366

Michaels Stores, Inc. company guaranty sr. unsec. notes
7 3/4s, 2018	10,000	10,750

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	272,706	299,295

Navistar International Corp. sr. notes 8 1/4s, 2021	159,000	161,385

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	125,000	127,500

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	80,000	78,800

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018	80,000	81,800

News America Holdings, Inc. company guaranty sr. unsec. debs.
7 3/4s, 2024	300,000	358,583

News America Holdings, Inc. debs. 7 3/4s, 2045	363,000	444,413

News America, Inc. company guaranty sr. unsec. unsub.
notes 6.2s, 2034	10,000	10,827

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	50,000	50,875

50	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Nielsen Co. Luxembourg SARL (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	$30,000	$30,075

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 4 1/2s, 2020	45,000	43,313

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	130,000	142,675

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	60,000	65,250

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	90,000	87,807

Owens Corning company guaranty sr. unsec. notes 9s, 2019	40,000	48,300

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	85,000	83,300

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	55,000	58,988

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017	55,000	55,688

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	420,000	441,787

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	95,000	106,638

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	160,000	161,600

Quiksilver, Inc./QS Wholesale, Inc. 144A company guaranty
sr. unsec. notes 7 7/8s, 2018	10,000	10,500

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. unsec.
notes 10s, 2020	10,000	10,525

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	25,000	29,063

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	25,000	27,875

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	67,000	74,035

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	45,000	42,300

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021	70,000	64,750

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	74,000	80,660

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	125,000	138,438

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	50,000	51,625

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	235,000	256,150

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	95,000	102,363

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	40,000	38,000

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	40,000	39,700

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021 ##	30,000	29,925

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021	10,000	9,975

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	110,000	110,825

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	25,000	24,125

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021	105,000	100,013

Dynamic Asset Allocation Conservative Fund	51

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	$5,000	$5,188

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	5,000	5,225

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	85,000	90,313

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	40,000	40,000

Stanley Black & Decker, Inc. company guaranty sr. unsec. unsub.
notes 2.9s, 2022	435,000	409,098

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	45,000	42,975

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	21,000	22,785

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	40,000	37,600

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	108,000	117,990

TJX Cos., Inc. sr. unsec. notes 2 1/2s, 2023	200,000	184,912

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	35,000	34,475

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	115,075	119,678

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	30,000	30,150

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014	120,000	122,700

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021	185,000	202,575

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	198,000	245,768

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	120,000	123,760

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040	655,000	664,103

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	120,000	117,107

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	50,000	47,991

		18,946,104
Consumer staples (1.7%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	265,000	210,013

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	25,000	21,750

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	63,000	83,288

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	500,000	455,828

Anheuser-Busch InBev Worldwide, Inc. company guaranty
unsec. unsub. notes 5 3/8s, 2020	450,000	517,235

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	45,000	47,813

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	30,000	34,575

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019	25,000	27,125

52	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer staples cont.
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	$40,000	$37,000

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	60,000	57,000

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	10,000	12,452

Bunge Ltd., Finance Corp. company guaranty unsec. unsub.
notes 4.1s, 2016	90,000	95,132

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	140,000	157,150

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	315,000	278,687

Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018	30,000	33,750

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	115,000	123,050

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	30,000	29,700

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	130,000	143,975

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	30,000	27,450

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	130,000	147,875

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	45,000	47,925

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	25,000	23,688

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	30,000	27,938

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	205,000	217,022

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	110,000	121,550

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018	30,000	33,975

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	115,000	126,788

Delhaize Group company guaranty sr. unsec. notes 5.7s,
2040 (Belgium)	375,000	366,321

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	80,000	83,430

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	135,000	179,281

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	145,000	161,313

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	190,000	203,300

Erac USA Finance, LLC 144A unsec. sub. notes 7s, 2037	230,000	272,522

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	130,000	123,988

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018	75,000	80,813

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	55,000	56,788

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020	45,000	46,350

Dynamic Asset Allocation Conservative Fund	53

CORPORATE BONDS AND NOTES (24.9%)* cont.		Principal amount	Value

Consumer staples cont.
Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	70,000	$99,236

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		$30,000	29,700

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		35,000	36,838

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		140,000	139,300

Kerry Group Financial Services 144A company guaranty
sr. unsec. notes 3.2s, 2023 (Ireland)		357,000	329,567

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		350,000	411,870

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042		65,000	64,390

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		60,000	62,850

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		190,000	200,925

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		139,000	148,035

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037		300,000	374,567

McDonald’s Corp. sr. unsec. notes 5.7s, 2039		270,000	314,054

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042		230,000	224,122

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018		82,000	104,385

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		50,000	52,563

Post Holdings, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2022		10,000	10,513

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		250,000	265,625

Revlon Consumer Products Corp. 144A company guaranty
sr. unsec. notes 5 3/4s, 2021		135,000	129,938

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		115,000	130,525

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		80,000	82,800

Sun Merger Sub, Inc. 144A company guaranty sr. unsec. sub.
notes 5 7/8s, 2021		20,000	20,250

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018		15,000	15,338

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016		470,000	526,947

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		70,000	76,125

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019		125,000	140,000

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		35,000	35,700

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)		295,000	314,468

			9,054,471
Energy (3.0%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		40,000	41,100

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		35,000	35,963

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		155,000	145,700

54	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Energy cont.
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	$85,000	$70,338

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	365,000	455,020

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	41,000	46,025

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	185,000	223,018

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022	265,000	259,433

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	45,000	44,524

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021	123,000	125,460

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	50,000	52,375

Aurora USA Oil & Gas, Inc. 144A sr. notes 9 7/8s, 2017	85,000	90,313

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)	570,000	599,388

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	520,000	587,967

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	160,000	174,400

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	155,000	174,375

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	35,000	36,925

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	30,000	30,075

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	110,000	111,925

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	110,000	117,150

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	60,000	59,100

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	50,000	49,875

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	55,000	39,325

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	380,000	407,550

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	20,000	21,250

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022	185,000	186,156

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023	155,000	151,900

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	244,375

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 7 1/8s, 2022	35,000	35,963

CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
7 1/8s, 2021	55,000	53,900

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	109,000	119,355

Dynamic Asset Allocation Conservative Fund	55

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Energy cont.
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	$15,000	$15,863

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	220,000	209,550

Forbes Energy Services, Ltd. company guaranty sr. unsec.
notes 9s, 2019	150,000	150,750

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021	80,000	80,600

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	92,000	99,820

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	288,000	336,508

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,200,000	1,250,940

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	180,000	187,200

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	135,000	141,075

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	20,000	21,150

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	250,000	256,250

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	10,000	10,638

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	35,000	35,088

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	100,000	105,875

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	40,000	42,900

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	140,000	168,032

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	55,000	57,338

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	40,000	50,472

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	125,000	123,750

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	190,000	207,575

Kodiak Oil & Gas Corp. 144A sr. unsec. unsub. notes
5 1/2s, 2022	20,000	19,500

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	160,000	177,600

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	220,000	207,350

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada) (In default) †	59,000	34,220

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	200,000	186,606

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	125,000	135,903

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	45,000	45,338

56	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Energy cont.
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	$40,000	$39,000

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	130,000	98,150

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	90,000	88,875

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	285,000	284,493

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	120,000	120,300

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	60,000	63,750

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	90,000	94,950

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	110,000	115,615

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	85,000	82,875

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	75,000	83,813

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	80,000	79,800

PetroBakken Energy, Ltd. sr. unsec. notes Ser. REGS, 8 5/8s,
2020 (Canada)	30,000	29,100

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	170,000	164,900

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	335,000	363,475

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,465,000	1,389,303

Plains Exploration & Production Co. company guaranty
sr. unsec. notes 6 3/4s, 2022	595,000	636,821

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	85,000	91,588

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	40,000	38,700

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	145,000	156,238

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	35,000	33,250

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	165,000	181,500

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	40,000	40,600

Samson Investment Co. 144A sr. unsec. notes 10 1/4s, 2020	225,000	238,500

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	65,000	65,650

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	40,000	41,504

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	95,000	100,938

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	585,000	610,865

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	50,000	52,000

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	45,000	46,800

Dynamic Asset Allocation Conservative Fund	57

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Energy cont.
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	$20,000	$20,350

Spectra Energy Capital, LLC sr. notes 8s, 2019	215,000	260,290

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	170,000	178,652

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	20,000	21,100

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	120,000	123,000

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039 (Bermuda)	270,000	364,311

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	90,000	93,431

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.35s, 2017	100,000	112,204

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	110,000	111,650

Whiting Petroleum Corp. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021	100,000	102,250

Williams Cos., Inc. (The) notes 7 3/4s, 2031	9,000	10,200

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	30,000	35,777

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	35,000	35,481

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	135,000	142,425

		16,192,588
Financials (5.9%)
Abbey National Treasury Services PLC/London bank guaranty
sr. unsec. unsub. notes FRN 1.844s, 2014 (United Kingdom)	255,000	256,968

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	560,000	598,254

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	315,000	407,140

Aflac, Inc. sr. unsec. notes 6.9s, 2039	135,000	167,131

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020	50,000	49,250

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017	90,000	95,850

Allegion US Holding Co., Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2021	30,000	30,375

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	80,000	85,548

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	115,000	123,913

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	50,000	57,500

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	50,000	56,188

Ally Financial, Inc. unsec. sub. notes 8s, 2018	60,000	67,500

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	321,000	375,731

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	639,000	727,658

American International Group, Inc. sr. unsec. unsub. notes
4 1/4s, 2014	355,000	366,555

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	235,000	279,147

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	310,000	309,225

58	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Financials cont.
AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual
maturity (France)	$255,000	$245,119

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	390,000	379,853

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	315,000	355,346

Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	750,000	826,576

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	445,000	450,710

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	65,000	67,204

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	205,000	265,520

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	100,000	111,079

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)	435,000	391,500

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	46,000	55,097

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	155,000	163,614

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	151,000	137,067

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	190,000	192,970

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	261,000	263,636

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	140,000	147,114

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	95,000	101,413

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	45,000	42,188

CIT Group, Inc. company guaranty sr. notes 5s, 2023	55,000	53,350

CIT Group, Inc. sr. unsec. notes 5s, 2022	90,000	87,975

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	75,000	77,625

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	70,000	73,325

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	90,000	94,500

Citigroup, Inc. sub. notes 5s, 2014	180,000	186,785

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	625,000	637,500

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	205,000	180,400

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	250,000	305,995

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	339,000	390,025

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	175,000	186,375

EPR Properties unsec. notes 5 1/4s, 2023 R	280,000	272,299

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	1,450,000	1,535,188

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	525,000	626,220

General Electric Capital Corp. sr. unsec. unsub. notes
3.15s, 2022	150,000	141,831

General Electric Capital Corp. unsec. sub. notes 5.3s, 2021	295,000	320,836

Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	440,000	518,749

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	1,105,000	1,335,028

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	160,000	175,237

Dynamic Asset Allocation Conservative Fund	59

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Financials cont.
HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	$335,000	$309,564

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	250,000	236,480

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	290,000	319,195

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021 ##	115,000	115,144

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	400,000	408,000

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	310,000	354,007

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	350,000	355,688

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	110,000	115,225

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
unsec. sub. notes 6s, 2020	65,000	65,000

ING Bank N.V. 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,010,000	1,023,938

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	40,000	42,000

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	110,000	108,075

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	250,000	258,125

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021	40,000	37,000

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	65,000	70,119

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R	80,000	90,900

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	136,000	147,560

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	390,000	421,200

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	135,000	140,934

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	390,000	430,525

Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	160,000	165,225

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	236,000	278,127

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	385,000	433,125

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	45,000	47,363

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	115,000	116,438

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	50,000	52,375

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 9 5/8s, 2019	25,000	27,813

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	50,000	47,875

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018	40,000	40,300

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	425,000	447,491

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022	65,000	65,813

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020	45,000	46,238

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	80,000	78,200

60	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Financials cont.
Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	$55,000	$54,038

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,129,000	1,114,386

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	70,000	73,325

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	267,000	284,602

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	190,000	203,300

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	115,000	115,288

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	110,000	121,550

Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	245,000	296,756

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	141,000	132,716

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	157,000	143,263

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	105,000	101,164

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	122,006

Residential Capital, LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †	95,078	108,152

Royal Bank of Scotland PLC (The) sr. unsec. sub. notes 4.7s,
2018 (United Kingdom)	505,000	507,525

Royal Bank of Scotland PLC (The) unsec. sub. notes 6.1s, 2023
(United Kingdom)	560,000	564,848

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)	100,000	101,580

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	93,000	98,377

Santander Issuances S.A. Unipersonal 144A bank guaranty
unsec. sub. notes 5.911s, 2016 (Spain)	300,000	312,600

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	300,000	315,750

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	7,000	7,811

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	155,000	152,064

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	110,000	124,025

Springleaf Finance Corp. 144A sr. unsec. notes 7 3/4s, 2021	25,000	26,031

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020	50,000	48,000

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	395,000	371,556

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	435,000	380,233

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	45,000	47,025

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	190,000	250,226

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. REGS,
6 1/4s, 2035 (Russia)	500,000	527,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,887,000	2,028,525

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	500,000	576,300

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	60,000	69,004

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	155,000	162,211

Dynamic Asset Allocation Conservative Fund	61

CORPORATE BONDS AND NOTES (24.9%)* cont.		Principal amount	Value

Financials cont.
Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		$80,000	$89,661

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037		426,000	451,560

			32,427,202
Health care (1.5%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022		525,000	490,985

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		100,000	101,000

Actavis PLC sr. unsec. notes 4 5/8s, 2042		165,000	145,868

Actavis PLC sr. unsec. notes 3 1/4s, 2022		135,000	126,177

Actavis PLC sr. unsec. notes 1 7/8s, 2017		30,000	29,696

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		318,000	388,309

Amgen, Inc. sr. unsec. notes 3.45s, 2020		500,000	505,048

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		105,000	105,000

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		99,000	120,923

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		80,000	85,800

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020		80,000	81,100

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		120,000	123,900

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		115,000	123,050

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		85,000	86,488

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		40,000	41,950

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		350,000	373,785

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg)		200,000	200,000

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	100,000	143,686

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		$95,000	102,600

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		85,000	88,613

HCA, Inc. sr. notes 6 1/2s, 2020		320,000	346,400

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		30,000	32,850

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		175,000	185,938

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018		60,000	61,350

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		90,000	93,375

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		50,000	51,063

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017		45,000	47,588

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		75,000	84,281

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		205,000	226,013

62	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Health care cont.
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty
sr. unsec. notes 12 1/2s, 2019	$85,000	$88,825

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018	55,000	56,375

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	85,000	93,925

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018	45,000	45,176

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	65,000	69,875

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020	175,000	180,906

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020	60,000	67,970

Service Corp. International/US sr. notes 7s, 2019	90,000	95,850

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022	45,000	42,919

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	80,000	84,800

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	35,000	36,225

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	80,000	84,400

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	50,000	46,875

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	125,000	133,438

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021	90,000	83,025

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	55,000	56,238

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec. unsub. notes 3s,
2015 (Curacao)	410,000	424,365

United Surgical Partners International, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2020	95,000	104,263

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	380,000	363,402

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	540,000	461,503

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	535,000	497,998

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	35,000	37,100

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	25,000	26,438

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	15,000	15,525

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	35,000	37,363

VPII Escrow Corp. 144A sr. unsec. notes 6 3/4s, 2018	120,000	128,400

		7,956,015
Technology (1.1%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	65,000	66,138

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	205,000	171,192

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	70,000	56,700

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	195,000	182,325

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015	42,000	42,420

Dynamic Asset Allocation Conservative Fund	63

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Technology cont.
Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	$595,000	$634,071

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	95,000	101,413

Fidelity National Information Services, Inc. company guaranty
sr. unsec. unsub. notes 5s, 2022	76,000	77,102

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	140,000	154,000

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	170,000	175,525

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	95,000	99,988

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	80,000	83,600

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	80,000	77,200

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	77,000	85,663

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	245,000	265,213

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	125,000	127,712

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	183,000	204,334

Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	255,000	288,931

Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	150,000	163,548

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	675,000	598,618

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	65,000	72,638

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	50,000	57,750

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	45,000	49,444

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	95,000	94,288

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	119,000	110,075

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	475,000	525,257

Nortel Networks, Ltd. company guaranty sr. unsec. notes
10 3/4s, 2016 (Canada) (In default) †	5,000	5,788

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	310,000	337,580

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	200,000	184,958

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	200,000	190,917

SunGard Data Systems, Inc. unsec. sub. notes 6 5/8s, 2019	65,000	66,300

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	165,000	176,550

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	110,000	118,525

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	40,000	44,205

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	164,000	182,669

		5,872,637
Transportation (0.3%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	185,000	193,325

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	207,000	223,560

64	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Transportation cont.
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	$65,000	$67,643

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	300,000	327,136

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	121,418	140,997

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	75,000	68,988

Kansas City Southern de Mexico SA de CV 144A sr. unsec. notes
2.35s, 2020 (Mexico)	39,000	37,267

Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	71,000	62,905

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	170,000	188,700

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	100,000	103,620

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	96,688	100,555

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	85,000	84,150

		1,598,846
Utilities and power (2.3%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	150,000	172,500

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	200,000	220,000

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	40,000	37,400

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	120,000	127,384

Appalachian Power Co. sr. unsec. unsub. notes 4.6s, 2021	245,000	262,671

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	60,000	57,645

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	55,000	70,867

Beaver Valley Funding Corp. sr. bonds 9s, 2017	130,000	131,169

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	288,000	322,349

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	128,000	137,280

Calpine Corp. 144A sr. notes 7 1/4s, 2017	97,000	100,638

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037	25,000	27,424

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	208,000	240,737

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	205,000	189,854

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	145,000	153,700

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	435,000	447,415

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	200,000	250

El Paso Corp. sr. unsec. notes 7s, 2017	210,000	234,207

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	35,000	35,780

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	70,000	84,971

Electricite de France SA 144A sr. unsec. notes 6 1/2s,
2019 (France)	245,000	293,872

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,180,000	1,112,150

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	152,000	160,170

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 12 1/4s, 2022	125,000	140,625

Dynamic Asset Allocation Conservative Fund	65

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Utilities and power cont.
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	$75,000	$78,750

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	140,000	149,800

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	140,000	147,630

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	120,000	126,907

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	375,000	351,648

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	40,000	42,700

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	30,000	32,550

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	185,000	207,663

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	62,573	65,076

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	196,000	179,247

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	33,000	32,095

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	115,000	126,788

ITC Holdings Corp. 144A notes 5 7/8s, 2016	285,000	315,829

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	225,000	253,217

Kansas Gas and Electric Co. bonds 5.647s, 2021	52,031	55,530

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	300,000	355,257

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	430,000	528,151

Narragansett Electric Co. (The) 144A sr. unsec. notes
4.17s, 2042	330,000	294,103

Nevada Power Co. mtge. notes 7 1/8s, 2019	310,000	384,917

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	130,000	146,423

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	265,000	283,550

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	350,000	323,142

Oncor Electric Delivery Co., LLC bank guaranty unsec. sub.
notes 4.55s, 2041	135,000	129,369

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	153,000	170,219

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	985,000	1,090,822

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	465,000	464,397

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	15,000	13,978

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	90,000	99,626

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	215,000	245,373

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	337,000	350,480

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	70,000	67,200

Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023	90,000	81,450

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	5,000	5,341

66	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Utilities and power cont.
Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	$110,000	$76,038

Trans-Canada Pipelines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)	155,000	159,952

Union Electric Co. sr. notes 6.4s, 2017	265,000	308,750

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	45,000	51,613

		12,556,639

Total corporate bonds and notes (cost $129,661,180)		$135,737,637

MORTGAGE-BACKED SECURITIES (4.7%)*	Principal amount	Value

Agency collateralized mortgage obligations (1.4%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 25.06s, 2037	$209,431	$300,831
IFB Ser. 2979, Class AS, 23.605s, 2034	27,228	35,525
IFB Ser. 3072, Class SB, 22.982s, 2035	334,659	476,228
IFB Ser. 3249, Class PS, 21.673s, 2036	297,351	409,476
IFB Ser. 3065, Class DC, 19.313s, 2035	270,099	398,453
IFB Ser. 2990, Class LB, 16.48s, 2034	290,893	383,348
IFB Ser. 3708, Class SQ, IO, 6.368s, 2040	851,959	149,970
IFB Ser. 4105, Class LS, IO, 5.968s, 2041	457,795	88,821
IFB Ser. 3964, Class SA, IO, 5.818s, 2041	944,693	140,523
IFB Ser. 311, Class S1, IO, 5.768s, 2043	2,221,786	488,786
IFB Ser. 308, Class S1, IO, 5.768s, 2043	757,847	172,857
IFB Ser. 310, Class S4, IO, 5.751s, 2043	399,000	98,098
Ser. 3747, Class HI, IO, 4 1/2s, 2037	96,289	10,307
Ser. 3391, PO, zero %, 2037	22,053	18,580
Ser. 3300, PO, zero %, 2037	142,962	133,702
Ser. 3206, Class EO, PO, zero %, 2036	14,390	12,744
FRB Ser. 3326, Class WF, zero %, 2035	6,899	6,209

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.827s, 2036	87,388	171,522
IFB Ser. 06-8, Class HP, 23.911s, 2036	234,477	377,780
IFB Ser. 05-45, Class DA, 23.764s, 2035	405,528	610,134
IFB Ser. 05-75, Class GS, 19.713s, 2035	134,506	182,978
IFB Ser. 05-106, Class JC, 19.569s, 2035	91,552	136,732
IFB Ser. 05-83, Class QP, 16.929s, 2034	53,722	70,278
Ser. 07-64, Class LO, PO, zero %, 2037	81,619	71,882
Ser. 07-14, Class KO, PO, zero %, 2037	64,721	56,072
Ser. 06-125, Class OX, PO, zero %, 2037	8,224	7,417
Ser. 06-84, Class OT, PO, zero %, 2036	9,415	8,376

Government National Mortgage Association
IFB Ser. 10-85, Class SE, IO, 6.37s, 2040	812,004	151,723
IFB Ser. 10-20, Class SE, IO, 6.07s, 2040	1,301,839	231,207
IFB Ser. 13-129, Class CS, IO, 5.968s, 2042	1,224,000	215,767
IFB Ser. 10-37, Class SG, IO, 5.52s, 2040	77,464	12,559
IFB Ser. 10-42, Class ES, IO, 5 1/2s, 2040	1,512,591	238,233
Ser. 10-9, Class UI, IO, 5s, 2040	977,709	208,945
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	705,942	153,542

Dynamic Asset Allocation Conservative Fund	67

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	$1,751,082	$286,915
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	2,419,296	210,648
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	1,951,532	287,363
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,573,164	527,292
Ser. 06-36, Class OD, PO, zero %, 2036	6,264	5,754

		7,547,577
Commercial mortgage-backed securities (2.3%)
Banc of America Commercial Mortgage Trust Ser. 06-5,
Class A2, 5.317s, 2047	1,541,757	1,551,236

Banc of America Commercial Mortgage Trust 144A
Ser. 04-4, Class XC, IO, 0.995s, 2042	3,745,306	17,697
Ser. 04-5, Class XC, IO, 0.868s, 2041	5,964,974	35,993
Ser. 07-5, Class XW, IO, 0.532s, 2051	15,610,795	156,529
Ser. 05-1, Class XW, IO, 0.039s, 2042	11,626,395	2,860

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW17, Class AJ, 6.082s, 2050	111,000	107,283
Ser. 04-PR3I, Class X1, IO, 1.079s, 2041	2,077,422	15,857

Bear Stearns Commercial Mortgage Securities, Inc. 144A
FRB Ser. 06-PW11, Class C, 5.61s, 2039	191,000	182,501
Ser. 06-PW14, Class X1, IO, 0.224s, 2038	8,442,701	146,903

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.191s, 2049	66,144,546	959,096

Commercial Mortgage Trust Ser. 07-C9, Class AJ, 5.65s, 2049	351,000	362,408

Commercial Mortgage Trust 144A Pass-Through Certificates
Ser. 06-C8, Class XS, IO, 0.179s, 2046	29,860,045	391,841

CS First Boston Mortgage Securities Corp. 144A Ser. 03-C3,
Class AX, IO, 1.519s, 2038	692,490	25

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	807,952	806,712

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.049s, 2020	467,220	8,714

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.956s, 2033	131,566	508

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.932s, 2032 F	67,676	33,837

GE Capital Commercial Mortgage Corp. 144A Ser. 05-C3,
Class XC, IO, 0.302s, 2045	138,011,271	385,054

GMAC Commercial Mortgage Securities, Inc. Ser. 05-C1,
Class X1, IO, 0.774s, 2043	10,166,410	80,498

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	219,000	201,918
FRB Ser. 05-GG3, Class B, 4.894s, 2042	194,000	198,869

GS Mortgage Securities Corp. II 144A Ser. 06-GG6, Class XC, IO,
0.22s, 2038	17,101,305	21,873

GS Mortgage Securities Trust 144A Ser. 98-C1, Class F, 6s, 2030	37,992	37,992

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.275s, 2051	106,500	108,161
FRB Ser. 06-LDP7, Class B, 6.056s, 2045	251,000	215,967

68	Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LDPX, Class A3S, 5.317s, 2049	$651,562	$653,135
FRB Ser. 13-C10, Class D, 4.3s, 2047	212,000	174,405
Ser. 06-LDP8, Class X, IO, 0.734s, 2045	9,730,582	142,310

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 07-CB20, Class B, 6 3/8s, 2051	267,000	260,828
FRB Ser. 07-CB20, Class C, 6 3/8s, 2051	192,000	178,491
FRB Ser. 12_LC9, Class D, 4.575s, 2047	224,000	200,968
Ser. 05-CB12, Class X1, IO, 0.491s, 2037	7,118,458	44,590
Ser. 06-LDP6, Class X1, IO, 0 1/4s, 2043	13,686,532	42,428

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	62,936	63,408
Ser. 99-C1, Class G, 6.41s, 2031	145,590	151,773
Ser. 98-C4, Class H, 5.6s, 2035	215,000	228,301

LB-UBS Commercial Mortgage Trust Ser. 06-C7,
Class A2, 5.3s, 2038	188,186	195,932

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.496s, 2040	22,839,887	84,508
Ser. 05-C7, Class XCL, IO, 0.368s, 2040	23,088,076	96,277
Ser. 06-C7, Class XCL, IO, 0.334s, 2038	12,961,684	228,994

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.38s, 2028	4,051	—

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.045s, 2050	199,000	203,880
Ser. 03-KEY1, Class B, 5.334s, 2035	1,863,000	1,867,114

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.109s, 2039	6,533,956	41,125
Ser. 05-MCP1, Class XC, IO, 0.761s, 2043	9,998,970	83,151

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	190,000	180,500

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.503s, 2045	1,644,961	160,384
Ser. 05-C3, Class X, IO, 6.332s, 2044	506,275	47,691
Ser. 07-C5, Class X, IO, 5.897s, 2049	336,725	27,443

Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558s, 2044	225,000	192,533

Morgan Stanley-Bank of America-Merrill Lynch Mortgage Trust
Ser. 13-C7, Class XA, IO, 1.894s, 2046	1,822,085	187,274

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	339,850	84,963

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C3,
Class D, 5.123s, 2049	449,000	405,107

Wachovia Bank Commercial Mortgage Trust FRB Ser. 07-C34,
Class AJ, 6.166s, 2046	46,000	44,565

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.494s, 2042 F	18,757,118	68,651
Ser. 06-C26, Class XC, IO, 0.185s, 2045	7,125,194	13,965

		12,385,026

Dynamic Asset Allocation Conservative Fund	69

MORTGAGE-BACKED SECURITIES (4.7%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) (1.0%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 10.266s, 2036		$100,000	$100,250
FRB Ser. 12-RR10, Class 9A2, 2.674s, 2035		100,000	82,150

Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR11, Class 5A3, 11.734s, 2037		170,214	98,406
Ser. 09-RR7, Class 1A7, IO, 1.717s, 2046		5,956,182	199,160
Ser. 09-RR7, Class 2A7, IO, 1.561s, 2047		6,439,581	201,559

Countrywide Alternative Loan Trust
Ser. 07-4CB, Class 1A5, 5 3/4s, 2037		309,684	264,266
FRB Ser. 05-51, Class 1A1, 0 1/2s, 2035		712,914	554,291
FRB Ser. 05-24, Class 4A1, 0.41s, 2035		1,460,074	1,228,296
FRB Ser. 06-OA3, Class 1A1, 0.379s, 2036		322,136	228,223

WAMU Mortgage Pass-Through Certificates
Ser. 05-AR19, Class X, IO, 1.471s, 2045		4,997,740	234,394
FRB Ser. 06-AR1, Class 2A1B, 1.223s, 2046		196,149	162,611
FRB Ser. 06-AR3, Class A1B, 1.153s, 2046		426,648	324,893
FRB Ser. 05-AR13, Class A1C3, 0.669s, 2045		424,922	336,326
FRB Ser. 05-AR17, Class A1C3, 0.659s, 2045 F		710,582	380,162
FRB Ser. 05-AR9, Class A1C3, 0.659s, 2045		384,954	331,060
FRB Ser. 05-AR15, Class A1B3, 0.519s, 2045		631,489	509,927

Wells Fargo Mortgage Backed Securities Trust Ser. 07-12,
Class A6, 5 1/2s, 2037		274,580	281,616

			5,517,590

Total mortgage-backed securities (cost $23,181,190)			$25,450,193

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.1%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$96,926	$61,558

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		155,000	131,905

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		1,329,000	1,220,687

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		1,073,112	684,109

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		400,000	428,492

Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	BRL	4,564	1,952,850

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		$320,000	271,200

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		400,000	339,936

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		175,000	188,213

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		67,050	79,119

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)		460,000	446,200

Ukraine (Government of) Financing of Infrastructural Projects
State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s,
2017 (Ukraine)		200,000	167,000

Total foreign government and agency bonds and notes (cost $6,615,894)			$5,971,269

70	Dynamic Asset Allocation Conservative Fund

INVESTMENT COMPANIES (0.8%)*	Shares	Value

SPDR S&P 500 ETF Trust	26,485	$4,452,129

Total investment companies (cost $2,344,349)		$4,452,129

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	$29,019	$29,056

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.429s, 2018	377,691	341,260

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	129,064	129,790

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	72,339	72,159

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	59,954	58,755

Neiman-Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	114,051	113,743

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	62,400	62,400

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.71s, 2017	106,302	71,422

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	27,357	27,608

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 1/2s, 2020	63,810	63,475

West Corp. bank term loan FRN Ser. B8, 3 3/4s, 2018	54,685	54,548

Total senior loans (cost $1,040,236)		$1,024,216

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	349	$333,470

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	4,035	107,936

M/I Homes, Inc. $2.438 pfd.	2,312	58,378

Total preferred stocks (cost $348,184)		$499,784

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.	5,720	$120,835

General Motors Co. Ser. B, $2.375 cv. pfd.	4,439	222,505

United Technologies Corp. $3.75 cv. pfd.	1,100	71,269

Total convertible preferred stocks (cost $381,497)		$414,609

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$135,000	$139,400
4.071s, 1/1/14	35,000	35,283

Total municipal bonds and notes (cost $170,000)		$174,683

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$55,000	$68,578

Total convertible bonds and notes (cost $59,913)		$68,578

Dynamic Asset Allocation Conservative Fund	71

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	12	$1,056

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	34,898	—

Total warrants (cost $7,016)				$1,056

SHORT-TERM INVESTMENTS (30.6%)*		Principal amount/shares		Value

Federal Home Loan Mortgage Corp. discounted commercial
paper with an effective yield of 0.02%, December 2, 2013		$15,400,000		$15,399,476

Federal National Mortgage Association discounted commercial
paper with an effective yield of 0.03%, November 6, 2013			5,000,000	4,999,850

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.09%, August 21, 2014 # §			1,087,000	1,086,266

U.S. Treasury Bills with an effective yield of 0.08%,
February 6, 2014 # ∆ §			5,000,000	4,999,599

Putnam Cash Collateral Pool, LLC 0.13% [d]			643,425	643,425

Putnam Money Market Liquidity Fund 0.05% L		38,363,631		38,363,631

Putnam Short Term Investment Fund 0.06% L		99,688,231		99,688,231

SSgA Prime Money Market Fund 0.02% P			1,670,000	1,670,000

Total short-term investments (cost $166,849,133)				$166,850,478

TOTAL INVESTMENTS

Total investments (cost $619,720,219)				$684,673,656

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

72	Dynamic Asset Allocation Conservative Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $544,825,669.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $258,947,514 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Conservative Fund	73

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $85,911,302)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/18/13	$818,691	$801,383	$17,308

	Australian Dollar	Sell	10/18/13	818,691	790,397	(28,294)

	British Pound	Sell	12/18/13	2,648,974	2,545,864	(103,110)

	Canadian Dollar	Sell	10/18/13	86,368	81,585	(4,783)

	Singapore Dollar	Sell	11/20/13	586,865	576,666	(10,199)

	Swiss Franc	Sell	12/18/13	415,818	401,203	(14,615)

Barclays Bank PLC
	Australian Dollar	Buy	10/18/13	1,899,346	1,882,202	17,144

	Australian Dollar	Sell	10/18/13	1,921,618	1,877,558	(44,060)

	Brazilian Real	Buy	10/18/13	370,426	371,369	(943)

	Brazilian Real	Sell	10/18/13	370,426	368,923	(1,503)

	British Pound	Sell	12/18/13	3,326,751	3,264,243	(62,508)

	Canadian Dollar	Sell	10/18/13	72,006	69,272	(2,734)

	Euro	Buy	12/18/13	781,293	773,367	7,926

	Euro	Sell	12/18/13	781,293	769,378	(11,915)

	Hong Kong Dollar	Buy	11/20/13	267,592	267,679	(87)

	Hungarian Forint	Buy	12/18/13	369,327	370,441	(1,114)

	Japanese Yen	Sell	11/20/13	419,093	414,650	(4,443)

	Mexican Peso	Buy	10/18/13	239,725	244,058	(4,333)

	Norwegian Krone	Buy	12/18/13	18,672	15,160	3,512

	Singapore Dollar	Buy	11/20/13	110,565	115,138	(4,573)

	Swiss Franc	Buy	12/18/13	332,500	320,840	11,660

Citibank, N.A.
	Australian Dollar	Buy	10/18/13	414,238	416,908	(2,670)

	Australian Dollar	Sell	10/18/13	414,238	404,113	(10,125)

	Brazilian Real	Buy	10/18/13	122,846	123,946	(1,100)

	Brazilian Real	Sell	10/18/13	122,846	122,200	(646)

	Canadian Dollar	Buy	10/18/13	402,726	405,110	(2,384)

	Canadian Dollar	Sell	10/18/13	406,802	402,033	(4,769)

	Danish Krone	Sell	12/18/13	400,575	390,160	(10,415)

	Euro	Buy	12/18/13	443,147	433,638	9,509

	Euro	Sell	12/18/13	443,147	443,386	239

	Japanese Yen	Buy	11/20/13	807,662	812,110	(4,448)

	Japanese Yen	Sell	11/20/13	807,662	804,702	(2,960)

	New Taiwan Dollar	Buy	11/20/13	605,110	608,673	(3,563)

	Swiss Franc	Sell	12/18/13	482,097	450,973	(31,124)

Credit Suisse International
	Australian Dollar	Buy	10/18/13	412,281	409,817	2,464

	Australian Dollar	Sell	10/18/13	412,281	401,757	(10,524)

	British Pound	Sell	12/18/13	521,155	494,587	(26,568)

	Canadian Dollar	Sell	10/18/13	272,010	264,440	(7,570)

	Czech Koruna	Buy	12/18/13	264,245	260,380	3,865

74	Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $85,911,302) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Czech Koruna	Sell	12/18/13	$264,245	$256,152	$(8,093)

	Euro	Buy	12/18/13	1,286,954	1,253,008	33,946

	Euro	Sell	12/18/13	1,286,954	1,280,417	(6,537)

	Japanese Yen	Buy	11/20/13	1,526,507	1,521,370	5,137

	Japanese Yen	Sell	11/20/13	1,526,507	1,524,350	(2,157)

	Mexican Peso	Buy	10/18/13	114,083	119,759	(5,676)

	Norwegian Krone	Sell	12/18/13	164,995	160,988	(4,007)

	South African Rand	Buy	10/18/13	730,042	735,205	(5,163)

	South African Rand	Sell	10/18/13	730,042	726,486	(3,556)

	South Korean Won	Buy	11/20/13	485,278	486,714	(1,436)

	Swedish Krona	Buy	12/18/13	403,956	391,959	11,997

	Swiss Franc	Sell	12/18/13	1,125,188	1,085,631	(39,557)

Deutsche Bank AG
	Australian Dollar	Buy	10/18/13	102,791	123,582	(20,791)

	British Pound	Buy	12/18/13	6,148	6,150	(2)

	British Pound	Sell	12/18/13	6,148	5,908	(240)

	Canadian Dollar	Sell	10/18/13	58,226	63,280	5,054

	Euro	Sell	12/18/13	1,890,718	1,883,783	(6,935)

	Norwegian Krone	Buy	12/18/13	397,961	411,608	(13,647)

	Swiss Franc	Sell	12/18/13	420,576	404,547	(16,029)

Goldman Sachs International
	Australian Dollar	Buy	10/18/13	386,933	384,208	2,725

	British Pound	Sell	12/18/13	197,880	181,253	(16,627)

	Canadian Dollar	Sell	10/18/13	429,606	426,446	(3,160)

	Euro	Sell	12/18/13	4,871	3,199	(1,672)

	Japanese Yen	Sell	11/20/13	270,596	278,835	8,239

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/13	900,700	874,209	26,491

	Australian Dollar	Sell	10/18/13	900,700	882,677	(18,023)

	British Pound	Sell	12/18/13	2,641,855	2,538,628	(103,227)

	Canadian Dollar	Sell	10/18/13	240,568	235,575	(4,993)

	Chinese Yuan
	(Offshore)	Sell	11/20/13	729,443	724,030	(5,413)

	Euro	Buy	12/18/13	669,660	651,872	17,788

	Euro	Sell	12/18/13	669,660	664,421	(5,239)

	Japanese Yen	Sell	11/20/13	1,193,358	1,193,344	(14)

	New Taiwan Dollar	Buy	11/20/13	605,104	607,820	(2,716)

	Swedish Krona	Buy	12/18/13	9,475	9,193	282

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/13	406,131	401,756	4,375

	Brazilian Real	Buy	10/18/13	329,028	315,798	13,230

	Brazilian Real	Sell	10/18/13	329,028	314,932	(14,096)

	British Pound	Buy	12/18/13	416,471	406,860	9,611

Dynamic Asset Allocation Conservative Fund	75

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $85,911,302) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	British Pound	Sell	12/18/13	$416,471	$399,562	$(16,909)

	Canadian Dollar	Buy	10/18/13	1,323,949	1,304,944	19,005

	Canadian Dollar	Sell	10/18/13	1,323,949	1,312,553	(11,396)

	Czech Koruna	Buy	12/18/13	264,240	260,358	3,882

	Czech Koruna	Sell	12/18/13	264,240	256,121	(8,119)

	Euro	Sell	12/18/13	352,489	333,833	(18,656)

	Japanese Yen	Buy	11/20/13	1,436,213	1,422,162	14,051

	Japanese Yen	Sell	11/20/13	1,436,213	1,435,892	(321)

	Malaysian Ringgit	Buy	11/20/13	969,446	993,807	(24,361)

	Malaysian Ringgit	Sell	11/20/13	969,446	960,663	(8,783)

	Mexican Peso	Buy	10/18/13	178,453	178,026	427

	Norwegian Krone	Buy	12/18/13	168,477	168,124	353

	Polish Zloty	Buy	12/18/13	360,655	358,677	1,978

	Singapore Dollar	Sell	11/20/13	189,085	178,289	(10,796)

	South African Rand	Buy	10/18/13	730,002	736,240	(6,238)

	South African Rand	Sell	10/18/13	730,002	726,523	(3,479)

	South Korean Won	Buy	11/20/13	242,639	240,770	1,869

	Swedish Krona	Sell	12/18/13	185,382	180,552	(4,830)

	Swiss Franc	Sell	12/18/13	11,839	1,145	(10,694)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/13	396,811	407,800	(10,989)

	Euro	Sell	12/18/13	706,600	686,202	(20,398)

	Hungarian Forint	Buy	12/18/13	369,326	370,493	(1,167)

	Japanese Yen	Sell	11/20/13	410,430	402,494	(7,936)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/13	1,195,466	1,196,294	(828)

	Brazilian Real	Buy	10/18/13	568,337	555,021	13,316

	Brazilian Real	Sell	10/18/13	568,337	554,427	(13,910)

	British Pound	Sell	12/18/13	1,549,064	1,488,364	(60,700)

	Canadian Dollar	Sell	10/18/13	73,460	74,886	1,426

	Czech Koruna	Buy	12/18/13	264,240	260,368	3,872

	Czech Koruna	Sell	12/18/13	264,240	256,307	(7,933)

	Euro	Buy	12/18/13	407,696	414,729	(7,033)

	Japanese Yen	Buy	11/20/13	160,190	159,977	213

	Japanese Yen	Sell	11/20/13	160,190	158,468	(1,722)

	Mexican Peso	Buy	10/18/13	237,589	239,662	(2,073)

	Norwegian Krone	Buy	12/18/13	56,646	52,575	4,071

	Singapore Dollar	Sell	11/20/13	447,761	432,693	(15,068)

	South Korean Won	Buy	11/20/13	485,278	479,950	5,328

	Swiss Franc	Sell	12/18/13	433,301	416,724	(16,577)

76	Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $85,911,302) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	Australian Dollar	Sell	10/18/13	$1,337,771	$1,270,196	$(67,575)

	British Pound	Buy	12/18/13	8,127,491	7,809,096	318,395

	Canadian Dollar	Sell	10/18/13	403,988	399,032	(4,956)

	Euro	Sell	12/18/13	1,835,104	1,808,050	(27,054)

	Japanese Yen	Buy	11/20/13	405,988	406,705	(717)

	Japanese Yen	Sell	11/20/13	411,336	405,836	(5,500)

	Mexican Peso	Buy	10/18/13	53,773	59,848	(6,075)

	New Zealand Dollar	Buy	10/18/13	433,242	405,207	28,035

	New Zealand Dollar	Sell	10/18/13	433,242	410,536	(22,706)

	Norwegian Krone	Sell	12/18/13	37,608	28,045	(9,563)

	Singapore Dollar	Buy	11/20/13	603,845	599,761	4,084

	Singapore Dollar	Sell	11/20/13	603,845	593,761	(10,084)

	Swedish Krona	Buy	12/18/13	407,824	395,609	12,215

	Swiss Franc	Sell	12/18/13	892,051	857,864	(34,187)

	Turkish Lira	Buy	12/18/13	357,272	369,336	(12,064)

	Turkish Lira	Sell	12/18/13	357,272	362,268	4,996

WestPac Banking Corp.
	Australian Dollar	Buy	10/18/13	215,833	238,727	(22,894)

	Canadian Dollar	Sell	10/18/13	62,301	57,437	(4,864)

	Euro	Buy	12/18/13	408,643	397,961	10,682

	Euro	Sell	12/18/13	408,643	401,826	(6,817)

	Japanese Yen	Sell	11/20/13	1,071,962	1,072,264	302

Total						$(592,056)

FUTURES CONTRACTS OUTSTANDING at 9/30/13

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	145	$5,647,542	Dec-13	$(5,394)

FTSE 100 Index (Short)	26	2,706,268	Dec-13	77,585

MSCI EAFE Index Mini (Short)	196	17,788,960	Dec-13	(319,872)

Russell 2000 Index Mini (Short)	120	12,856,800	Dec-13	(233,040)

S&P 500 Index (Long)	6	2,511,450	Dec-13	(13,198)

S&P 500 Index E-Mini (Long)	97	8,120,355	Dec-13	(38,509)

S&P 500 Index E-Mini (Short)	249	20,845,035	Dec-13	185,841

S&P Mid Cap 400 Index
E-Mini (Long)	36	4,466,160	Dec-13	42,388

S&P Mid Cap 400 Index
E-Mini (Short)	19	2,357,140	Dec-13	(4,421)

SPI 200 Index (Long)	48	5,847,045	Dec-13	(15,874)

U.S. Treasury Bond 30 yr (Long)	77	10,269,875	Dec-13	229,049

U.S. Treasury Bond Ultra
30 yr (Long)	46	6,536,313	Dec-13	150,563

Dynamic Asset Allocation Conservative Fund	77

FUTURES CONTRACTS OUTSTANDING at 9/30/13 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	156	$34,361,438	Dec-13	$100,641

U.S. Treasury Note 2 yr (Short)	40	8,810,625	Dec-13	(25,701)

U.S. Treasury Note 5 yr (Long)	342	41,398,031	Dec-13	588,374

U.S. Treasury Note 10 yr (Long)	132	16,683,563	Dec-13	361,718

U.S. Treasury Note 10 yr (Short)	17	2,148,641	Dec-13	(48,345)

Total				$1,031,805

TBA SALE COMMITMENTS OUTSTANDING at 9/30/13 (proceeds receivable $30,628,281)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6s,
October 1, 2043	$28,000,000	10/10/13	$30,628,281

Total			$30,628,281

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$62,805,300 E	$25,686	12/18/15	3 month USD-	0.75%	$(76,220)
			LIBOR-BBA

27,164,100 E	34,827	12/18/18	3 month USD-	2.05%	9,946
			LIBOR-BBA

5,042,800 E	52,551	12/18/43	3 month USD-	3.85%	133,116
			LIBOR-BBA

10,287,300 E	(50,810)	12/18/23	3 month USD-	3.15%	(274,703)
			LIBOR-BBA

Total	$62,254				$(207,861)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$213,320	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(5,031)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
68,232	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,020)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,479,883	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(38,606)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

78	Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$518,259	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(8,068)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,887	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(30)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

37,690	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(296)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

26,290	—	1/12/41	5.00% (1 month	Synthetic MBX Index	264
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

422,267	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,574)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,957	—	1/12/40	5.00% (1 month	Synthetic MBX Index	75
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

544,766	—	1/12/40	4.50% (1 month	Synthetic MBX Index	8,900
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,615,544	—	1/12/41	5.00% (1 month	Synthetic MBX Index	16,212
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

74,231	—	1/12/41	5.00% (1 month	Synthetic MBX Index	745
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

13,020	—	1/12/40	5.00% (1 month	Synthetic MBX Index	123
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

42,678	—	1/12/40	5.00% (1 month	Synthetic MBX Index	402
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

30,743	—	1/12/40	5.00% (1 month	Synthetic MBX Index	289
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,273	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(10)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

6,637	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(52)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

493,105	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,874)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

216,808	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(359)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Conservative Fund	79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$352,235	$—	1/12/38	6.50% (1 month	Synthetic MBX Index	$2,767
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

154,863	—	1/12/39	6.00% (1 month	Synthetic MBX Index	256
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

74,540	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(453)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

37,333	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(227)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

37,333	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(227)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

213,320	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,031)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

74,791	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(455)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

194,206	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,181)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

74,791	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(455)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,252	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

57,735	—	1/12/41	5.00% (1 month	Synthetic MBX Index	579
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

157,273	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,236)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

149,331	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(908)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

88,028	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(692)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

224,753	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	5,909
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

612,759	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	9,539
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

80	Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$54,219	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(426)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	57,099	151	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(257)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	784,060	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,868
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	160	—	2/13/14	(3 month USD-	A basket	(101,960)
				LIBOR-BBA plus	(CGPUTQL2) of
				0.10%)	common stocks

units	3,675	—	2/13/14	3 month USD-	Russell 1000 Total	(432)
				LIBOR-BBA minus	Return Index
				0.15%

Credit Suisse International
	$213,320	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,031)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	612,759	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	9,539
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	612,759	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	9,539
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Goldman Sachs International
	175,904	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(2,112)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	31,930	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(140)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	82,066	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,278)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	80,803	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(1,906)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	169,659	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(2,535)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	169,659	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(2,535)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,154,891	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(17,979)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

Dynamic Asset Allocation Conservative Fund	81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$323,213	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(7,623)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

589,383	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,175)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

602,099	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(14,201)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

136,673	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(3,223)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

46,255	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(720)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,630	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(12)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

90,961	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(2,145)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

881,865	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(16,897)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

316,327	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,925)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

34,435	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(271)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

41,447	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(326)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

957,436	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,905)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

763,198	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,996)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

13,023	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	57
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

12,415	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(149)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

213,320	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,031)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

82	Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$370,043	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(5,761)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

85,882	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	2,026
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,487,702	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	35,088
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
212,397	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,009)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

44,564	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	535
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

108,924	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	1,694
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$151				$(195,349)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB	BBB–/P	$957	$14,000	5/11/63	300 bp	$(397)
Index

CMBX NA BBB	BBB–/P	1,868	31,000	5/11/63	300 bp	(1,130)
Index

CMBX NA BBB	BBB–/P	3,828	62,000	5/11/63	300 bp	(2,168)
Index

CMBX NA BBB	BBB–/P	3,648	64,000	5/11/63	300 bp	(2,541)
Index

Barclays Bank PLC
NA HY Series 20	BBB–/P	(51,155)	1,574,000	6/20/18	500 bp	42,306
Index

CMBX NA BBB	BBB+/P	5,210	47,000	5/11/63	300 bp	666
Index

Credit Suisse International
CMBX NA BBB	BBB–/P	264	9,000	5/11/63	300 bp	(606)
Index

CMBX NA BBB	BB+/P	3,422	28,000	5/11/63	300 bp	715
Index

Dynamic Asset Allocation Conservative Fund	83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$2,716	$28,000	5/11/63	300 bp	$8
Index

CMBX NA BBB	BBB–/P	555	29,000	5/11/63	300 bp	(2,249)
Index

CMBX NA BBB	BBB–/P	248	32,000	5/11/63	300 bp	(2,846)
Index

CMBX NA BBB	BBB–/P	3,502	44,000	5/11/63	300 bp	(753)
Index

CMBX NA BBB	BBB–/P	6,214	55,000	5/11/63	300 bp	896
Index

CMBX NA BBB	B+/P	5,335	55,000	5/11/63	300 bp	16
Index

CMBX NA BBB	BBB–/P	4,413	57,000	5/11/63	300 bp	(1,099)
Index

CMBX NA BBB	BBB–/P	3,750	57,000	5/11/63	300 bp	(1,762)
Index

CMBX NA BBB	BBB–/P	876	57,000	5/11/63	300 bp	(4,636)
Index

CMBX NA BBB	BBB–/P	4,628	58,000	5/11/63	300 bp	(980)
Index

CMBX NA BBB	BBB–/P	1,765	58,000	5/11/63	300 bp	(3,844)
Index

CMBX NA BBB	BBB–/P	1,022	58,000	5/11/63	300 bp	(4,587)
Index

CMBX NA BBB	B+/P	4,589	63,000	5/11/63	300 bp	(1,503)
Index

CMBX NA BBB	BBB–/P	743	64,000	5/11/63	300 bp	(5,446)
Index

CMBX NA BBB	B+/P	6,974	91,000	5/11/63	300 bp	(1,826)
Index

CMBX NA BBB	BBB–/P	4,924	120,000	5/11/63	300 bp	(6,680)
Index

NA HY Series 20	BBB–/P	(661,697)	16,805,000	6/20/18	500 bp	336,147
Index

CMBX NA BBB	BBB–/P	1,169	15,000	5/11/63	300 bp	(281)
Index

CMBX NA BBB	BBB–/P	2,326	24,000	5/11/63	300 bp	5
Index

CMBX NA BBB	BBB–/P	4,192	47,000	5/11/63	300 bp	(357)
Index

CMBX NA BBB	BBB–/P	5,269	48,000	5/11/63	300 bp	627
Index

84	Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$3,727	$49,000	5/11/63	300 bp	$(1,011)
Index

CMBX NA BBB	BBB–/P	5,640	51,000	5/11/63	300 bp	708
Index

CMBX NA BBB	BBB–/P	7,566	71,000	5/11/63	300 bp	700
Index

CMBX NA BBB	BBB+/P	9,927	94,000	5/11/63	300 bp	838
Index

JPMorgan Chase Bank N.A.
NA HY Series 20	B+/P	(239,492)	7,230,000	6/20/18	500 bp	189,809
Index

Total		$(841,077)				$526,739

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA IG Series 21	BB+/P	$(54,447)	$5,140,000	12/20/18	100 bp	$(6,291)
Index

NA IG Series 21	BBB–/P	(26,107)	2,410,000	12/20/18	100 bp	(3,528)
Index

NA IG Series 21	BBB+/P	(55,250)	5,145,000	12/20/18	100 bp	(7,047)
Index

NA IG Series 21	BBB+/P	(83,964)	7,640,000	12/20/18	100 bp	(12,386)
Index

Total		$(219,768)				$(29,252)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Dynamic Asset Allocation Conservative Fund	85

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$11,354,255	$—	$—

Capital goods	15,171,408	—	—

Communication services	9,516,224	—	—

Conglomerates	4,106,627	—	—

Consumer cyclicals	23,530,274	230	—

Consumer staples	19,651,165	—	1,418

Energy	17,334,190	—	—

Financials	35,414,707	—	394,710

Health care	26,567,169	—	—

Technology	27,571,899	—	—

Transportation	3,233,087	—	—

Utilities and power	4,688,211	—	—

Total common stocks	198,139,216	230	396,128

Convertible bonds and notes	—	68,578	—

Convertible preferred stocks	71,269	343,340	—

Corporate bonds and notes	—	135,737,637	—

Foreign government and agency bonds and notes	—	5,971,269	—

Investment companies	4,452,129	—	—

Mortgage-backed securities	—	25,450,193	—

Municipal bonds and notes	—	174,683	—

Preferred stocks	107,936	391,848	—

Senior loans	—	1,024,216	—

U.S. Government and agency mortgage obligations	—	145,435,740	—

U.S. Treasury obligations	—	57,710	—

Warrants	—	1,056	—

Short-term investments	139,721,862	27,128,616	—

Totals by level	$342,492,412	$341,785,116	$396,128

86	Dynamic Asset Allocation Conservative Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(592,056)	$—

Futures contracts	1,031,805	—	—

TBA sale commitments	—	(30,628,281)	—

Interest rate swap contracts	—	(270,115)	—

Total return swap contracts	—	(195,500)	—

Credit default contracts	—	1,558,332	—

Totals by level	$1,031,805	$(30,127,620)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund	87

Statement of assets and liabilities 9/30/13

ASSETS

Investment in securities, at value, including $627,469 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $481,024,932)	$545,978,369
Affiliated issuers (identified cost $138,695,287) (Notes 1 and 5)	138,695,287

Cash	20,337

Foreign currency (cost $20,146) (Note 1)	20,314

Dividends, interest and other receivables	3,281,504

Receivable for shares of the fund sold	3,292,106

Receivable for investments sold	6,356,287

Receivable for sales of delayed delivery securities (Note 1)	31,993,035

Receivable for variation margin (Note 1)	391,073

Unrealized appreciation on forward currency contracts (Note 1)	661,002

Unrealized appreciation on OTC swap contracts (Note 1)	685,847

Premium paid on OTC swap contracts (Note 1)	952,344

Total assets	732,327,505

LIABILITIES

Payable for investments purchased	4,470,370

Payable for purchases of delayed delivery securities (Note 1)	146,192,453

Payable for shares of the fund repurchased	784,728

Payable for compensation of Manager (Note 2)	233,243

Payable for custodian fees (Note 2)	53,813

Payable for investor servicing fees (Note 2)	150,938

Payable for Trustee compensation and expenses (Note 2)	181,963

Payable for administrative services (Note 2)	2,290

Payable for distribution fees (Note 2)	315,349

Payable for variation margin (Note 1)	198,855

Unrealized depreciation on forward currency contracts (Note 1)	1,253,058

Unrealized depreciation on OTC swap contracts (Note 1)	354,457

Premium received on OTC swap contracts (Note 1)	111,418

TBA sale commitments, at value (proceeds receivable $30,628,281) (Note 1)	30,628,281

Collateral on securities loaned, at value (Note 1)	643,425

Collateral on certain derivative contracts, at value (Note 1)	1,727,710

Other accrued expenses	199,485

Total liabilities	187,501,836

Net assets	$544,825,669

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$488,170,912

Undistributed net investment income (Note 1)	3,996,105

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(12,831,612)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	65,490,264

Total — Representing net assets applicable to capital shares outstanding	$544,825,669

(Continued on next page)

88	Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($384,650,860 divided by 37,152,605 shares)	$10.35

Offering price per class A share (100/94.25 of $10.35)*	$10.98

Net asset value and offering price per class B share ($25,472,159 divided by 2,477,030 shares)**	$10.28

Net asset value and offering price per class C share ($51,128,827 divided by 4,987,520 shares)**	$10.25

Net asset value and redemption price per class M share ($9,332,909 divided by 909,656 shares)	$10.26

Offering price per class M share (100/96.50 of $10.26)*	$10.63

Net asset value, offering price and redemption price per class R share
($4,461,221 divided by 421,054 shares)	$10.60

Net asset value, offering price and redemption price per class R5 share
($11,108 divided by 1,070 shares)	$10.38

Net asset value, offering price and redemption price per class R6 share
($2,981,210 divided by 287,112 shares)	$10.38

Net asset value, offering price and redemption price per class Y share
($66,787,375 divided by 6,433,580 shares)	$10.38

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund	89

Statement of operations Year ended 9/30/13

INVESTMENT INCOME

Interest (including interest income of $110,549 from investments in affiliated issuers) (Note 5)	$11,682,232

Dividends (net of foreign tax of $136,407)	5,450,601

Securities lending (Note 1)	13,311

Total investment income	17,146,144

EXPENSES

Compensation of Manager (Note 2)	3,001,267

Investor servicing fees (Note 2)	983,625

Custodian fees (Note 2)	132,219

Trustee compensation and expenses (Note 2)	50,344

Distribution fees (Note 2)	1,801,127

Administrative services (Note 2)	16,411

Other	311,327

Total expenses	6,296,320

Expense reduction (Note 2)	(5,853)

Net expenses	6,290,467

Net investment income	10,855,677

Net realized gain on investments (Notes 1 and 3)	19,245,419

Net realized gain on swap contracts (Note 1)	6,609,221

Net realized loss on futures contracts (Note 1)	(10,600,513)

Net realized gain on foreign currency transactions (Note 1)	19,583

Net realized gain on written options (Notes 1 and 3)	159,313

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(223,214)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	8,768,361

Net gain on investments	23,978,170

Net increase in net assets resulting from operations	$34,833,847

The accompanying notes are an integral part of these financial statements.

90	Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/13	Year ended 9/30/12

Operations:
Net investment income	$10,855,677	$11,436,344

Net realized gain on investments
and foreign currency transactions	15,433,023	12,990,623

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	8,545,147	43,587,893

Net increase in net assets resulting from operations	34,833,847	68,014,860

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,177,280)	(6,053,012)

Class B	(225,049)	(230,076)

Class C	(445,853)	(422,960)

Class M	(101,310)	(94,498)

Class R	(55,608)	(51,031)

Class R5	(207)	(47)

Class R6	(30,108)	(48)

Class Y	(1,691,108)	(1,607,570)

Decrease from capital share transactions (Note 4)	(38,140,519)	(16,683,470)

Total increase (decrease) in net assets	(12,033,195)	42,872,148

NET ASSETS

Beginning of year	556,858,864	513,986,716

End of year (including undistributed net investment income
and distributions in excess of net investment income
of $3,996,105 and $2,412,363, respectively)	$544,825,669	$556,858,864

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund	91

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [g]

Class A
September 30, 2013	$9.88	.20	.43	.63	(.16)	(.16)	—	—	$10.35	6.46	$384,651	1.05	1.99	305
September 30, 2012	8.83	.21	1.00	1.21	(.16)	(.16)	—	—	9.88	13.76	376,279	1.07	2.21	278
September 30, 2011	9.08	.20	(.12) [j]	.08	(.33)	(.33)	—	— [e,f]	8.83	.84	352,757	1.07	2.12	288
September 30, 2010	8.60	.28	.69	.97	(.49)	(.49)	— [e]	—	9.08	11.57	376,055	1.05 [d]	3.21 [d]	196
September 30, 2009	8.35	.22	.35	.57	(.32)	(.32)	— [e]	— [e,h]	8.60	7.52	359,937	1.28 [d,i]	3.00 [d]	292

Class B
September 30, 2013	$9.81	.12	.44	.56	(.09)	(.09)	—	—	$10.28	5.72	$25,472	1.80	1.24	305
September 30, 2012	8.77	.14	.98	1.12	(.08)	(.08)	—	—	9.81	12.86	25,916	1.82	1.46	278
September 30, 2011	9.02	.13	(.11) [j]	.02	(.27)	(.27)	—	— [e,f]	8.77	.09	26,068	1.82	1.36	288
September 30, 2010	8.54	.22	.68	.90	(.42)	(.42)	— [e]	—	9.02	10.85	32,603	1.80 [d]	2.49 [d]	196
September 30, 2009	8.27	.17	.36	.53	(.26)	(.26)	— [e]	— [e,h]	8.54	7.02	37,157	2.03 [d,i]	2.24 [d]	292

Class C
September 30, 2013	$9.78	.12	.44	.56	(.09)	(.09)	—	—	$10.25	5.74	$51,129	1.80	1.24	305
September 30, 2012	8.75	.14	.98	1.12	(.09)	(.09)	—	—	9.78	12.80	48,885	1.82	1.46	278
September 30, 2011	8.99	.13	(.10) [j]	.03	(.27)	(.27)	—	— [e,f]	8.75	.22	43,703	1.82	1.38	288
September 30, 2010	8.53	.21	.67	.88	(.42)	(.42)	— [e]	—	8.99	10.62	43,589	1.80 [d]	2.45 [d]	196
September 30, 2009	8.28	.17	.34	.51	(.26)	(.26)	— [e]	— [e,h]	8.53	6.79	40,389	2.03 [d,i]	2.25 [d]	292

Class M
September 30, 2013	$9.79	.15	.43	.58	(.11)	(.11)	—	—	$10.26	5.98	$9,333	1.55	1.49	305
September 30, 2012	8.76	.16	.98	1.14	(.11)	(.11)	—	—	9.79	13.07	8,011	1.57	1.71	278
September 30, 2011	9.00	.15	(.10) [j]	.05	(.29)	(.29)	—	— [e,f]	8.76	.43	7,505	1.57	1.62	288
September 30, 2010	8.53	.24	.67	.91	(.44)	(.44)	— [e]	—	9.00	11.00	8,767	1.55 [d]	2.73 [d]	196
September 30, 2009	8.27	.19	.35	.54	(.28)	(.28)	— [e]	— [e,h]	8.53	7.18	8,859	1.78 [d,i]	2.55 [d]	292

Class R
September 30, 2013	$10.11	.18	.45	.63	(.14)	(.14)	—	—	$10.60	6.26	$4,461	1.30	1.74	305
September 30, 2012	9.03	.19	1.02	1.21	(.13)	(.13)	—	—	10.11	13.51	3,933	1.32	1.95	278
September 30, 2011	9.27	.18	(.11) [j]	.07	(.31)	(.31)	—	— [e,f]	9.03	.68	3,582	1.32	1.88	288
September 30, 2010	8.75	.26	.72	.98	(.46)	(.46)	— [e]	—	9.27	11.55	3,377	1.30 [d]	2.94 [d]	196
September 30, 2009	8.45	.21	.39	.60	(.30)	(.30)	— [e]	— [e,h]	8.75	7.74	2,594	1.53 [d,i]	2.71 [d]	292

Class R5
September 30, 2013	$9.90	.24	.44	.68	(.20)	(.20)	—	—	$10.38	6.87	$11.74		2.30	305
September 30, 2012†	9.57	.05	.33	.38	(.05)	(.05)	—	—	9.90	3.93 *	10	.19 *	.55 *	278

Class R6
September 30, 2013	$9.90	.23	.45	.68	(.20)	(.20)	—	—	$10.38	6.94	$2,981.67		2.20	305
September 30, 2012†	9.57	.06	.32	.38	(.05)	(.05)	—	—	9.90	3.94 *	10	.17 *	.57 *	278

Class Y
September 30, 2013	$9.90	.23	.44	.67	(.19)	(.19)	—	—	$10.38	6.80	$66,787.80		2.27	305
September 30, 2012	8.86	.23	.99	1.22	(.18)	(.18)	—	—	9.90	13.89	93,814.82		2.46	278
September 30, 2011	9.10	.21	(.09) [j]	.12	(.36)	(.36)	—	— [e,f]	8.86	1.21	80,371.82		2.26	288
September 30, 2010	8.62	.31	.68	.99	(.51)	(.51)	— [e]	—	9.10	11.85	595,429	.80 [d]	3.45 [d]	196
September 30, 2009	8.34	.25	.37	.62	(.34)	(.34)	— [e]	— [e,h]	8.62	8.17	539,433	1.03 [d,i]	3.29 [d]	292

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92	Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund	93

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Portfolio turnover excludes TBA purchase and sale transactions.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May 31, 2009.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

j The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of these financial statements.

94	Dynamic Asset Allocation Conservative Fund

Notes to financial statements 9/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through September 30, 2013.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Dynamic Asset Allocation Conservative Fund	95

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated

96	Dynamic Asset Allocation Conservative Fund

and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or

Dynamic Asset Allocation Conservative Fund	97

loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay,

98	Dynamic Asset Allocation Conservative Fund

restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,146,742 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $760,355 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $559,944.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss

Dynamic Asset Allocation Conservative Fund	99

if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $627,469 and the fund received cash collateral of $643,425.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

100	Dynamic Asset Allocation Conservative Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2013, the fund had a capital loss carryover of $5,873,719 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryover and the expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$5,873,719	N/A	$5,873,719	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $4,279,314 to decrease distributions in excess of net investment income, $293,629 to increase paid-in-capital and $4,572,943 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$67,497,589
Unrealized depreciation	(6,664,548)

Net unrealized appreciation	60,833,041
Undistributed ordinary income	3,900,932
Capital loss carryforward	(5,873,719)
Cost for federal income tax purposes	$623,784,331

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Dynamic Asset Allocation Conservative Fund	101

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit. This expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$666,135	Class R5	13

Class B	44,669	Class R6	740

Class C	87,892	Class Y	161,211

Class M	15,733	Total	$983,625

Class R	7,232

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,004 under the expense offset arrangements and by $4,849 under the brokerage/service arrangements.

102	Dynamic Asset Allocation Conservative Fund

Each independent Trustee of the fund receives an annual Trustee fee, of which $418, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$954,105	Class M	67,527

Class B	255,692	Class R	20,727

Class C	503,076	Total	$1,801,127

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $70,966 and $2,173 from the sale of class A and class M shares, respectively, and received $8,306 and $2,679 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $141 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,199,520,408 and $1,232,173,576, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$79,906,953	$5,744,561

Options opened	26,835,000	128,244
Options exercised	(7,245,000)	(5,005)
Options expired	—	—
Options closed	(99,496,953)	(5,867,800)

Written options outstanding at the
end of the reporting period	$—	$—

Dynamic Asset Allocation Conservative Fund	103

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	6,050,464	$61,294,876	6,291,757	$59,199,377

Shares issued in connection with
reinvestment of distributions	582,348	5,913,666	611,192	5,752,855

	6,632,812	67,208,542	6,902,949	64,952,232

Shares repurchased	(7,575,971)	(76,683,165)	(8,745,180)	(82,165,765)

Net decrease	(943,159)	$(9,474,623)	(1,842,231)	$(17,213,533)

	Year ended 9/30/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	567,886	$5,712,022	554,362	$5,191,014

Shares issued in connection with
reinvestment of distributions	21,207	214,038	22,483	209,937

	589,093	5,926,060	576,845	5,400,951

Shares repurchased	(753,221)	(7,577,178)	(906,623)	(8,480,242)

Net decrease	(164,128)	$(1,651,118)	(329,778)	$(3,079,291)

	Year ended 9/30/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	979,723	$9,856,181	877,591	$8,185,202

Shares issued in connection with
reinvestment of distributions	40,774	410,291	40,866	380,636

	1,020,497	10,266,472	918,457	8,565,838

Shares repurchased	(1,030,507)	(10,366,646)	(916,272)	(8,506,021)

Net increase (decrease)	(10,010)	$(100,174)	2,185	$59,817

	Year ended 9/30/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	201,070	$1,988,327	175,185	$1,605,020

Shares issued in connection with
reinvestment of distributions	9,780	98,472	9,819	91,600

	210,850	2,086,799	185,004	1,696,620

Shares repurchased	(119,619)	(1,201,574)	(223,809)	(2,086,439)

Net increase (decrease)	91,231	$885,225	(38,805)	$(389,819)

	Year ended 9/30/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	136,123	$1,414,279	204,872	$1,964,014

Shares issued in connection with
reinvestment of distributions	5,123	53,261	5,070	48,786

	141,246	1,467,540	209,942	2,012,800

Shares repurchased	(109,361)	(1,134,002)	(217,315)	(2,093,473)

Net increase (decrease)	31,885	$333,538	(7,373)	$(80,673)

104	Dynamic Asset Allocation Conservative Fund

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	1,045	$10,000

Shares issued in connection with
reinvestment of distributions	20	207	5	47

	20	207	1,050	10,047

Shares repurchased	—	—	—	—

Net increase	20	$207	1,050	$10,047

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	287,164	$2,955,049	1,045	$10,000

Shares issued in connection with
reinvestment of distributions	2,911	30,108	5	48

	290,075	2,985,157	1,050	10,048

Shares repurchased	(4,013)	(41,029)	—	—

Net increase	286,062	$2,944,128	1,050	$10,048

	Year ended 9/30/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,848,777	$59,181,641	2,330,438	$22,174,494

Shares issued in connection with
reinvestment of distributions	164,991	1,676,838	169,492	1,599,717

	6,013,768	60,858,479	2,499,930	23,774,211

Shares repurchased	(9,054,120)	(91,936,181)	(2,101,430)	(19,774,277)

Net increase (decrease)	(3,040,352)	$(31,077,702)	398,500	$3,999,934

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,070	100.0%	$11,108

Class R6	1,071	0.4%	$11,117

Dynamic Asset Allocation Conservative Fund	105

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$137,610,237	$121,342,072	$220,588,678	$71,533	$38,363,631

Putnam Short Term
Investment Fund*	—	264,648,378	164,960,147	39,016	99,688,231

Totals	$137,610,237	$385,990,450	$385,548,825	$110,549	$138,051,862

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased swap option contracts (contract amount)	$13,200,000

Written swap option contracts (contract amount) (Note 3)	$7,700,000

Futures contracts (number of contracts)	2,000

Forward currency contracts (contract amount)	$179,500,000

OTC interest rate swap contracts (notional)	$92,700,000

Centrally cleared interest rate swap contracts (notional)	$26,600,000

OTC total return swap contracts (notional)	$63,100,000

OTC credit default swap contracts (notional)	$44,400,000

Centrally cleared credit default swap contracts (notional)	$4,700,000

Warrants (number of warrants)	35,000

106	Dynamic Asset Allocation Conservative Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$1,711,122*	Payables	$152,790

Foreign exchange
contracts	Receivables	661,002	Payables	1,253,058

Investments, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	306,870*	Unrealized depreciation	732,700*

Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,623,316*	Unrealized depreciation	630,240*

Total		$4,302,310		$2,768,788

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$4,693,738	$4,693,738

Foreign exchange
contracts	—	—	238,073	—	238,073

Equity contracts	—	(6,192,449)	—	1,637,174	(4,555,275)

Interest rate contracts	(99,085)	(4,408,064)	—	278,309	(4,228,840)

Total	$(99,085)	$(10,600,513)	$238,073	$6,609,221	$(3,852,304)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(933,332)	$(933,332)

Foreign exchange
contracts	—	—	—	(501,077)	—	(501,077)

Equity contracts	(6,275)	—	(1,194,284)	—	(1,169,906)	(2,370,465)

Interest rate contracts	—	4,015	1,350,614	—	179,720	1,534,349

Total	$(6,275)	$4,015	$156,330	$(501,077)	$(1,923,518)	$(2,270,525)

Dynamic Asset Allocation Conservative Fund	107

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

108	Dynamic Asset Allocation Conservative Fund

PUTNAM ASSET ALLOCATION FUNDS
FORM N-1A
PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Agreement and Declaration of Trust, as amended January 7, 1994 – Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement filed on January 28, 2000.

(b) By-Laws, as amended through July 21, 2000 – Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement filed on January 29, 2001.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights – Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(c)(2) Portions of By-Laws Relating to Shareholders' Rights – Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

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(d)(1) Interim Management Contract with Putnam Investment Management, LLC dated October 8, 2013.

(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated July 1, 2013; schedule A dated July 1, 2013.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated July 1, 2013; schedule A dated July 1, 2013.

(e)(1) Distributor’s Contract with Putnam Retail Management Limited Partnership dated July 1, 2013.

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(e)(2) Form of Dealer Sales Contract dated March 27, 2012 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(e)(3) Form of Financial Institution Sales Contract dated March 27, 2012 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 – Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(g)(1) Amended and Restated Custodian Agreement with Putnam Fiduciary Trust Company dated February 10, 2006 – Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed on January 26, 2007.

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(g)(2) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; schedule dated March 18, 2013.

(g)(3) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated August 1, 2013.

(h)(1) Amended & Restated Investor Servicing Agreement – Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; schedule dated July 1, 2013.

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(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003 – Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003 – Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

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(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; schedule dated March 18, 2013.

(h)(5) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street

Bank and Trust Company dated August 1, 2013.

(h)(6) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; schedule A dated December 14, 2012; schedule B dated December 14, 2012.

(h)(7) Committed Line of Credit Agreement with State Street Bank and Trust Company dated July 6, 2010 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(h)(8) First Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated January 6, 2011 – Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on January 28, 2011.

(h)(9) Second Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated July 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(h)(10) Third Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated December 15, 2011 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(h)(11) Fourth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated March 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(h)(12) Fifth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 29, 2012 – Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed on January 28, 2013.

(h)(13) Sixth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated March 27, 2013.

(h)(14) Seventh Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 28, 2013.

(h)(15) Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated July 6, 2010 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(h)(16) First Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated January 6, 2011 – Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on January 28, 2011.

(h)(17) Second Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated July 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(h)(18) Third Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated December 15, 2011 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(h)(19) Fourth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated March 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(h)(20) Fifth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated June 29, 2012 – Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed on January 28, 2013.

(h)(21) Sixth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated March 27, 2013.

(h)(22) Seventh Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated June 28, 2013.

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(i) Opinion of Ropes & Gray LLP, including consent – Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993.

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(j) Consent of Independent Registered Public Accounting Firm

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(k) Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant – Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993.

(m)(1) Class A Distribution Plan and Agreement dated November 8, 1993 – Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(m)(2) Class B Distribution Plan and Agreement dated November 8, 1993 – Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(m)(3) Class C Distribution Plan and Agreement dated September 1, 1994 – Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(4) Class M Distribution Plan and Agreement dated January 30, 1995 – Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(5) Class R Distribution Plan and Agreement dated November 15, 2002 – Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement filed on January 29, 2003.

(m)(6) Form of Dealer Service Agreement – Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

(m)(7) Form of Financial Institution Service Agreement – Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended April 13, 2012 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(p)(1) The Putnam Funds Code of Ethics dated June 17, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

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(p)(2) Putnam Investments Code of Ethics dated July 2013.

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Item 29. Persons Controlled by or under Common Control with the Fund

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The Registrant is not controlled by or under common control with any other person.

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Item 30. Indemnification

The information required by this item is incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-7121).

Item 31. Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is One Post Office Square, Boston, Massachusetts 02109. The address of the Sub-Manager is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Name and Title Non-Putnam business, profession, vocation or employment

N/A

Item 32. Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

George Putnam Balanced Fund, Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Equity Fund, Putnam Funds Trust, The Putnam Fund for Growth and Income, Putnam Global Equity Fund, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, Putnam Global Utilities Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Mortgage Recovery Fund, Putnam Multi-Cap Growth Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam RetirementReady® Funds, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam U.S. Government Income Trust, Putnam Variable Trust, and Putnam Voyager Fund.

(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person listed below is One Post Office Square, Boston, MA 02109.

Name	Position and Office with the Underwriter

Connolly, William T.	President

Richer, Clare	Treasurer

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Leary, Joan M.	Assistant Treasurer
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Maher, Stephen B.	Assistant Treasurer

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Burns, Robert T.*	Secretary

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Clark, James F.	Assistant Secretary

Ritter, Jesse D.	Assistant Secretary
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Ettinger, Robert D.	Vice President

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Leveille, Robert R.**	Vice President

Trenchard, Mark C.***	Vice President

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*Mr. Burns is Vice President and Chief Legal Officer of the Registrant.

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** Mr. Leveille is Vice President and Chief Compliance Officer of the Registrant.

***Mr. Trenchard is Vice President and BSA Compliance Officer of the Registrant.

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Item 33. Location of Accounts and Records

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Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are the Registrant's Clerk, Michael J. Higgins; the Registrant's investment adviser, Putnam Investment Management, LLC (PIM); the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodians, Putnam Fiduciary Trust Company (PFTC) and State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing, and bookkeeping services) and the Registrant's transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM, PFTC and Putnam Investor Services, Inc. is One Post Office Square, Boston, Massachusetts 02109. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110 and 2 Avenue de Lafayette Boston, Massachusetts 02111.

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Item 34. Management Services

None.

Item 35. Undertakings

None.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Asset Allocation Funds is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

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SIGNATURES

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Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 28th day of January, 2014.

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Putnam Asset Allocation Funds

By: /s/ Jonathan S. Horwitz
Executive Vice President, Principal Executive
Officer and Compliance Liaison

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title

Jameson A. Baxter*	Chair, Board of Trustees

Robert L. Reynolds*	President and Trustee

Jonathan S. Horwitz*	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Steven D. Krichmar*	Vice President and Principal Financial Officer

Janet C. Smith *	Vice President, Assistant Treasurer and Principal
Accounting Officer
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Liaquat Ahamed*	Trustee
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Ravi Akhoury*	Trustee

Barbara M. Baumann*	Trustee

Charles B. Curtis*	Trustee

Robert J. Darretta*	Trustee
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Katinka Domotorffy*	Trustee
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John A. Hill*	Trustee

Paul L. Joskow*	Trustee
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Kenneth R. Leibler*	Trustee

Robert E. Patterson*	Trustee

George Putnam, III*	Trustee

W. Thomas Stephens*	Trustee

By: /s/ Jonathan S. Horwitz, as Attorney-in-Fact
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January 28, 2014
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* Signed pursuant to power of attorney filed in Post-
Effective Amendment No. 26 to the Registrant's
Registration Statement on January 28, 2013.

EXHIBIT INDEX

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Item 28 Exhibit

(d)(1) Interim Management Contract with Putnam Investment Management, LLC dated October 8, 2013.

(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated July 1, 2013; schedule A dated July 1, 2013.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated July 1, 2013; schedule A dated July 1, 2013.

(e)(1) Distributor’s Contract with Putnam Retail Management Limited Partnership dated July 1, 2013.

(g)(2) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; schedule dated March 18, 2013.

(g)(3) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated August 1, 2013.

(h)(1) Amended & Restated Investor Servicing Agreement – Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; schedule dated July 1, 2013.

(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; schedule dated March 18, 2013.

(h)(5) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated August 1, 2013.

(h)(6) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; schedule A dated December 14, 2012; schedule B dated December 14, 2012.

(h)(13) Sixth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated March 27, 2013.

(h)(14) Seventh Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 28, 2013.

(h)(21) Sixth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated March 27, 2013.

(h)(22) Seventh Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated June 28, 2013.

(j) Consent of Independent Registered Public Accounting Firm

(p)(2) Putnam Investments Code of Ethics dated July 2013.

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